UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-08786

                          Pioneer Variable Contracts Trust
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Amundi Pioneer Asset Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  December 31


Date of reporting period:  January 1, 2018 through June 30, 2018


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO STOCKHOLDERS.


                                                         [LOGO]   Amundi Pioneer
                                                                  ==============
                                                                ASSET MANAGEMENT


                                                PIONEER VARIABLE CONTRACTS TRUST

                   Pioneer Select Mid Cap Growth VCT Portfolio -- Class I Shares

                                                               SEMIANNUAL REPORT

                                                                   June 30, 2018

Please refer to your contract prospectus to determine the applicable share class offered under your contract.

                                                PIONEER VARIABLE CONTRACTS TRUST

Table of Contents
--------------------------------------------------------------------------------
Pioneer Select Mid Cap Growth VCT Portfolio

  Portfolio and Performance Update                                            2

  Comparing Ongoing Portfolio Expenses                                        3

  Portfolio Management Discussion                                             4

  Schedule of Investments                                                     8

  Financial Statements                                                       14

  Notes to Financial Statements                                              18

  Additional Information                                                     21

  Trustees, Officers and Service Providers                                   29

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

Pioneer Variable Contracts Trust files a complete schedule of investments for the Portfolio with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Pioneer Select Mid Cap Growth VCT Portfolio     PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO UPDATE 6/30/18
--------------------------------------------------------------------------------

Sector Distribution
(As a percentage of total investments)*

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Information Technology                                                     29.7%
Consumer Discretionary                                                     18.3%
Health Care                                                                17.8%
Industrials                                                                17.2%
Financials                                                                  6.7%
Materials                                                                   4.1%
Energy                                                                      2.7%
Consumer Staples                                                            2.2%
Real Estate                                                                 1.3%

5 Largest Holdings
(As a percentage of total investments)*
--------------------------------------------------------------------------------
1. Align Technology, Inc.                                                  1.93%
--------------------------------------------------------------------------------
2. Total System Services, Inc.                                             1.83
--------------------------------------------------------------------------------
3. Micron Technology, Inc.                                                 1.72
--------------------------------------------------------------------------------
4. Dollar Tree, Inc.                                                       1.71
--------------------------------------------------------------------------------
5. Centene Corp.                                                           1.71
--------------------------------------------------------------------------------

* Excludes temporary cash investments and all derivative contracts except for options purchased. The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities listed.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/18
--------------------------------------------------------------------------------

Prices and Distributions

Net Asset Value per Share                             6/30/18           12/31/17
     Class I                                           $28.41            $30.23

                                  Net
Distributions per Share           Investment      Short-Term       Long-Term
(1/1/18 - 6/30/18)                Income          Capital Gains    Capital Gains
     Class I                      $     -         $0.8331          $3.2545

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Class I shares of Pioneer Select Mid Cap Growth VCT Portfolio at net asset value during the periods shown, compared to that of the Russell Midcap Growth Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

                                            Pioneer
                                            Select Mid
                                            Cap Growth
                                            VCT                    Russell Mid
                                            Portfolio              Cap Growth
                                            Class I                Index
6/08                                        $ 10,000               $ 10,000
6/09                                        $  8,532               $  6,967
6/10                                        $ 10,027               $  8,451
6/11                                        $ 13,724               $ 12,105
6/12                                        $ 13,081               $ 11,744
6/13                                        $ 15,231               $ 14,431
6/14                                        $ 19,834               $ 18,189
6/15                                        $ 21,266               $ 19,908
6/16                                        $ 20,642               $ 19,482
6/17                                        $ 24,003               $ 22,803
6/18                                        $ 29,715               $ 27,027

The Russell Midcap Growth Index is an unmanaged index that measures the performance of U.S. mid-cap growth stocks. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of June 30, 2018)

--------------------------------------------------------------------------------
                                                                  Russell Midcap
                                          Class I                   Growth Index
--------------------------------------------------------------------------------
10 Years                                   11.51%                         10.45%
5 Years                                    14.30%                         13.37%
1 Year                                     23.79%                         18.52%

All total returns shown assume reinvestment of distributions at net asset value.

The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer Select Mid Cap Growth VCT Portfolio     PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds offered through your variable annuity contract. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.   Divide your account value by $1,000
     Example: an $8,600 account value (divided by) $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Select Mid Cap Growth VCT Portfolio

Based on actual returns from January 1, 2018 through June 30, 2018.

     Share Class                                                           I
     ---------------------------------------------------------------------------
     Beginning Account Value on 1/1/18                                 $1,000.00
     Ending Account Value on 6/30/18                                   $1,070.50
     Expenses Paid During Period*                                      $    4.52

* Expenses are equal to the Portfolio's annualized net expense ratio of 0.88% for Class I shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Select Mid Cap Growth VCT Portfolio

Based on a hypothetical 5% per year return before expenses, reflecting the period from January 1, 2018 through June 30, 2018.

     Share Class                                                           I
     ---------------------------------------------------------------------------
     Beginning Account Value on 1/1/18                                 $1,000.00
     Ending Account Value on 6/30/18                                   $1,020.43
     Expenses Paid During Period*                                      $    4.41

* Expenses are equal to the Portfolio's annualized net expense ratio of 0.88% for Class I shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

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Pioneer Select Mid Cap Growth VCT Portfolio     PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/18
--------------------------------------------------------------------------------

Call 800-688-9915 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

In the following interview, Ken Winston discusses the market environment and the factors that affected the performance of Pioneer Select Mid Cap Growth VCT Portfolio during the six-month period ended June 30, 2018. Mr. Winston, a senior vice president at Amundi Pioneer Asset Management, Inc. ("Amundi Pioneer"), and lead portfolio manager, is responsible for the day-to-day management of the Portfolio, along with Shaji John, a vice president and a portfolio manager at Amundi Pioneer, and David Sobell, a vice president and portfolio manager at Amundi Pioneer.

Q: How did the Portfolio perform during the six-month period ended June 30, 2018?

A: Pioneer Select Mid Cap Growth VCT Portfolio's Class I shares returned 7.05% at net asset value during the six-month period ended June 30, 2018, while the Portfolio's benchmark, the Russell Midcap Growth Index, returned 5.40%.

Q: How would you describe the investment environment in the equity market during the six-month period ended June 30, 2018?

A: The six months featured a positive environment for domestic equity returns, driven primarily by strong corporate earnings, which showed solid year-over-year gains in each quarter reported during the period. Additionally, equity returns were buoyed by improved business and consumer confidence levels, which resulted in part from the enactment of reduced business and consumer income taxes beginning in 2018. Employment trends continued to improve as well, as the U.S. unemployment rate had dropped to 3.8% by the end of May, a multi-decade low, and the economy added more than 200,000 jobs in June, although the unemployment rate ticked up to 4.0%.

     The Standard & Poor's 500 Index (the S&P 500), which is a broad measure of large-cap domestic stocks, returned 2.65% for the six-month period. Within the mid-cap universe, growth stocks outpaced value stocks, as the Portfolio's benchmark, the Russell Midcap Growth Index (the Russell Index), returned 5.40%, significantly outdistancing the -0.16% return of the Russell Midcap Value Index over the six-month period.

     Health care (+11.47) and information technology (+10.76%) were, by a wide margin, the best-performing sectors in the Russell Index during the six-month period (excluding utilities, which are an extremely minor component of the Russell Index). Energy stocks (+6.52%) also fared well as oil prices continued to climb. Meanwhile, materials (-7.15%) significantly underperformed, while telecom services (-0.87) and industrials (+0.32%) also struggled.

     The 10-year U.S. Treasury yield began the period near 2.5% and ended the period at 2.9%, signaling that inflation expectations may be increasing. The U.S. Federal Reserve (the Fed), showing a more hawkish approach to monetary policy, increased the discount rate at its March and June 2018 meetings, and remained on target for two or three more rate hikes over the remainder of the 2018 calendar year. U.S. gross domestic product (GDP) growth remained in a steady 2% to 3% range during the period, with projections for it to accelerate in the second half of 2018 once the recent income tax cuts have a chance to be recycled into the economy.

Pioneer Select Mid Cap Growth VCT Portfolio     PIONEER VARIABLE CONTRACTS TRUST

Q: Which of your investment decisions had the greatest effects on the Portfolio's benchmark-relative performance during the six-month period ended June 30, 2018?

A: Positive stock selection results drove virtually all of the Portfolio's outperformance of the Russell Index during the period. Selection in health care and information technology provided the biggest boost to the Portfolio's performance versus the benchmark, while results in consumer discretionary were negative. However, the strong relative returns in health care and information technology more than offset the weakness in consumer discretionary. Stock selection results in other sectors were essentially neutral for the Portfolio versus the Russell Index over the six months.

     Sector allocation, too, benefited benchmark-relative returns during the six-month period, as the Portfolio's overweight to the strong-performing health care sector and underweights to the weaker-performing real estate and materials sectors more than offset the negative effect of an underweight to the outperforming information technology sector.

Q: Which individual holdings made the biggest positive contributions to the Portfolio's benchmark-relative performance during the six-month period ended June 30, 2018?

A: In health care, the top contributors to the Portfolio's benchmark-relative returns during the period were positions in Foundation Medicine and Align Technology. Foundation Medicine provides diagnostic tests that enable optimal, personalized cancer treatments. Foundation's shares rose sharply in the fourth quarter of 2017 after the Food and Drug Administration (FDA) and the Center for Medicare and Medicaid Services
     (CMS) jointly announced approval as well as Medicare coverage for the company's "Foundation One" tests (via a Parallel Review process). With its "Invisalign" system, Align Technology dominates the market for clear teeth-alignment products. The company's first-quarter earnings report showed better-than-expected results, as Invisalign case shipments were up by nearly 31% year-over-year. Align Technology continues to demonstrate solid earnings growth and impressive innovation, which we believe should also benefit future earnings. We think Align's competitive advantage - which is built around clinical effectiveness - is powerful and that the company's runway for growth remains significant. Also in health care, the Portfolio's position in Inogen contributed positively to benchmark-relative returns. Inogen manufactures and markets a portable oxygen concentrator (POC) that we believe has become generally viewed as best-in-class based on efficacy and size, allowing for superior portability and patient mobility. Inogen's shares outperformed in the second quarter of 2018 as the company's first-quarter report showed POC sales exceeding expectations. We believe POC penetration into the oxygen-therapy market will likely accelerate, and that Inogen is well positioned to take advantage of the trend, given its differentiated products and decade-long experience servicing oxygen-therapy patients.

     In information technology, the two best contributors to the Portfolio's benchmark-relative performance during the period were positions in Micron Technology and Zendesk. Micron, which makes memory semiconductors, posted two strong quarterly reports during the six-month period, showing year-over-year sales and earnings growth of 58% and 200%, respectively, for its latest fiscal quarter ending in February 2018. Micron is benefiting from strong demand and strong pricing for its memory semiconductors in both the DRAM (dynamic random access memory) and non-volatile memory categories. The

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Pioneer Select Mid Cap Growth VCT Portfolio     PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/18                              (continued)
--------------------------------------------------------------------------------

     massive growth of data in various end-markets of information technology is requiring more memory "horsepower" to store data for fast retrieval. A Portfolio position in SAAS (software-as-a-service) firm Zendesk also benefited benchmark-relative returns during the period. Shares of Zendesk, a provider of web-based helpdesk software, rose in response to two strong quarterly reports, in which year-over-year revenue growth accelerated to the 40% range, up from 35% in previous quarters. Zendesk is benefiting from the need of enterprises to move away from legacy helpdesk software and towards next-generation, web-based software, which is both easier to deploy and easier to use.

Q: Which individual holdings detracted the most from the Portfolio's benchmark-relative performance during the six-month period ended June 30, 2018?

A: The three largest individual detractors from the Portfolio's benchmark-relative returns during the six-month period were positions in Esperion Therapeutics (health care), Dollar Tree (consumer discretionary), and Hain Celestial Group (consumer staples).

     Esperion produces oral and small-molecule therapies for the treatment of patients with elevated levels of low-density lipoprotein cholesterol and other cardio-metabolic risk factors. Esperion's shares declined significantly in early May 2018 after the company reported results of a study evaluating the use of its cholesterol-lowering drug bempedoic acid - along with statins - in which 0.9% of patients taking bempedoic acid died. For comparison, only 0.3% of patients died in the placebo arm of the study. According to Esperion's management, the company's drug was not to blame for the deaths, as five of the 13 fatalities in the bempedoic acid arm of the study were related to cardiovascular disease, while another five were caused by cancer. Gastrointestinal problems, including pancreatitis, caused two of the deaths, and one was attributable to a neurological problem that may have been a stroke. Nevertheless, the safety concerns cast a shadow over the otherwise good news that adding bempedoic acid to maximally tolerated statin therapy reduced bad cholesterol levels by an additional 18%. Despite the recent setback, we continue to have a favorable long-term view of the potential effectiveness of Esperion's therapies, which we believe will be proven effective over time, and so we retained the Portfolio's position.

     Shares of Dollar Tree, a chain of discount variety stores, underperformed during the period as investors became concerned about heated competition in the discount arena. Additionally, comparable-stores sales growth for the company's Family Dollar chain disappointed the market, while sales in the Dollar Tree chain continued to perform admirably. We retained the Portfolio's holdings of Dollar Tree's shares, and continue to have a favorable view of the company's ability to raise the profitability of its Family Dollar store chain over time, which is the crux of our investment thesis for owning Dollar Tree. Hain Celestial Group, a maker of natural and organic foods, struggled during the period after the company disappointed investors with weaker-than-expected sales and projections for weaker forward profitability. We lost confidence in our original investment thesis that the company's strategies to prune its product portfolio and improve overall profitability would be successful, and so we exited the Portfolio's Hain position during the period.

Pioneer Select Mid Cap Growth VCT Portfolio     PIONEER VARIABLE CONTRACTS TRUST

A Word About Risk:

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

Investments in mid-sized companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than investments in larger, more established companies.

When interest rates rise, the prices of fixed-income securities in the Portfolio will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Portfolio will generally rise.

The Portfolio invests in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Q: Did the Portfolio have any derivative exposure during the six-month period ended June 30, 2018?

A: No, we did not invest the Portfolio in derivative securities during the period.

Q: What is your outlook as the Portfolio moves into the second half of its fiscal year?

A: We have a constructive view of domestic equities overall, given other investment alternatives. We believe the current business cycle still has legs: the lack of outsized inflation should keep interest rates low; the domestic economy is showing attractive, "goldilocks-like" growth (not too hot and not too cold); business confidence has improved; the consumer is in good shape; companies seem increasingly likely to invest in capital projects to boost productivity; equity valuations are not unreasonable if interest rates do remain relatively low; and corporate earnings should benefit from lower corporate tax rates.

     Although the business cycle appears to have been in an upward trajectory for many years now since the great recession of 2008/2009, the recovery still has been modest by historical standards, and we do not believe that business cycles die of old age. We acknowledge the risks involved with the current transition as the Fed moves from an expansionary monetary policy to a neutral, or possibly slightly restrictive policy. We also believe there is a risk that potential trade wars could slow the global economy. However, we believe both risks can be managed and that investors' heightened awareness of the risks can actually have a benefit, as it could help in tamping down irrational exuberance.

     In an environment of reasonable economic growth, favorable interest rates, growth tailwinds in multiple industry groups, and prospects for an acceleration in mergers and acquisitions, we believe mid-cap equities stand to benefit. We feel market participants will be willing to pay a premium for shares of companies that can exhibit sustainable growth characteristics and innovation -- characteristics found in the types of equities that we favor holding in the Portfolio.

Please refer to the Schedule of Investments on pages 8 to 13 for a full listing of Portfolio securities.

Past performance is no guarantee of future results.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of opinion as of the date of this report.

Pioneer Select Mid Cap Growth VCT Portfolio     PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/18 (UNAUDITED)
--------------------------------------------------------------------------------

      Shares                                                                                        Value
                   UNAFFILIATED ISSUERS - 100.3%
                   COMMON STOCKS - 100.3% of Net Assets
                   AUTOMOBILES & COMPONENTS - 1.4%
                   Auto Parts & Equipment - 1.4%
      14,268       Aptiv Plc                                                               $    1,307,377
       2,901       Lear Corp.                                                                     539,035
                                                                                           --------------
                   Total Automobiles & Components                                          $    1,846,412
                                                                                           --------------
                   BANKS - 1.1%
                   Regional Banks - 1.1%
       4,703(a)    SVB Financial Group                                                     $    1,358,038
                                                                                           --------------
                   Total Banks                                                             $    1,358,038
                                                                                           --------------
                   CAPITAL GOODS - 11.1%
                   Aerospace & Defense - 1.8%
       4,654       L3 Technologies, Inc.                                                   $      895,057
      21,395       Textron, Inc.                                                                1,410,145
                                                                                           --------------
                                                                                           $    2,305,202
                                                                                           --------------
                   Building Products - 1.6%
      13,937       AO Smith Corp.                                                          $      824,373
      19,583       Owens Corning                                                                1,240,975
                                                                                           --------------
                                                                                           $    2,065,348
                                                                                           --------------
                   Construction & Engineering - 1.0%
      25,450(a)    MasTec, Inc.                                                            $    1,291,588
                                                                                           --------------
                   Industrial Conglomerates - 1.1%
       5,234       Roper Technologies, Inc.                                                $    1,444,113
                                                                                           --------------
                   Industrial Machinery - 5.1%
      23,631       Albany International Corp., Class A                                     $    1,421,405
      23,854       Fortive Corp.                                                                1,839,382
      26,189       Gardner Denver Holdings, Inc.                                                  769,695
       8,197       Stanley Black & Decker, Inc.                                                 1,088,643
      19,246       Xylem, Inc.                                                                  1,296,795
                                                                                           --------------
                                                                                           $    6,415,920
                                                                                           --------------
                   Trading Companies & Distributors - 0.5%
       3,797(a)    United Rentals, Inc.                                                    $      560,513
                                                                                           --------------
                   Total Capital Goods                                                     $   14,082,684
                                                                                           --------------
                   COMMERCIAL & PROFESSIONAL SERVICES - 2.5%
                   Environmental & Facilities Services - 1.2%
      20,046       Waste Connections, Inc.                                                 $    1,509,063
                                                                                           --------------
                   Research & Consulting Services - 1.3%
      15,438(a)    Verisk Analytics, Inc., Class A                                         $    1,661,746
                                                                                           --------------
                   Total Commercial & Professional Services                                $    3,170,809
                                                                                           --------------
                   CONSUMER DURABLES & APPAREL - 1.4%
                   Apparel, Accessories & Luxury Goods - 0.6%
       5,230       PVH Corp.                                                               $      783,035
                                                                                           --------------
                   Footwear - 0.8%
      34,862(a)    Skechers U.S.A., Inc., Class A                                          $    1,046,209
                                                                                           --------------
                   Total Consumer Durables & Apparel                                       $    1,829,244
                                                                                           --------------
                   CONSUMER SERVICES - 7.5%
                   Casinos & Gaming - 0.5%
      21,968       MGM Resorts International                                               $      637,731
                                                                                           --------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Select Mid Cap Growth VCT Portfolio     PIONEER VARIABLE CONTRACTS TRUST

      Shares                                                                                        Value
                   Education Services - 0.5%
       5,745(a)    Grand Canyon Education, Inc.                                            $      641,199
                                                                                           --------------
                   Hotels, Resorts & Cruise Lines - 0.4%
       7,079       Hilton Worldwide Holdings, Inc.                                         $      560,374
                                                                                           --------------
                   Leisure Facilities - 1.4%
      14,941(a)    Planet Fitness, Inc., Class A                                           $      656,508
      16,080       Six Flags Entertainment Corp.                                                1,126,404
                                                                                           --------------
                                                                                           $    1,782,912
                                                                                           --------------
                   Restaurants - 3.1%
      35,787       Brinker International, Inc.                                             $    1,703,461
       2,017(a)    Chipotle Mexican Grill, Inc., Class A                                          870,073
       8,661(a)    Dave & Buster's Entertainment, Inc.                                            412,264
      23,105       Yum China Holdings, Inc.                                                       888,618
                                                                                           --------------
                                                                                           $    3,874,416
                                                                                           --------------
                   Specialized Consumer Services - 1.6%
      23,021       ServiceMaster Global Holdings, Inc.                                     $    1,369,059
       6,473(a)    Weight Watchers International, Inc.                                            654,420
                                                                                           --------------
                                                                                           $    2,023,479
                                                                                           --------------
                   Total Consumer Services                                                 $    9,520,111
                                                                                           --------------
                   DIVERSIFIED FINANCIALS - 4.9%
                   Financial Exchanges & Data - 3.5%
      10,774       Cboe Global Markets, Inc.                                               $    1,121,250
       4,564       MarketAxess Holdings, Inc.                                                     903,033
       7,128       MSCI, Inc., Class A                                                          1,179,185
       5,988       S&P Global, Inc.                                                             1,220,893
                                                                                           --------------
                                                                                           $    4,424,361
                                                                                           --------------
                   Investment Banking & Brokerage - 0.5%
      12,583       TD Ameritrade Holding Corp.                                             $      689,171
                                                                                           --------------
                   Other Diversified Financial Services - 0.9%
      24,085       Voya Financial, Inc.                                                    $    1,131,995
                                                                                           --------------
                   Total Diversified Financials                                            $    6,245,527
                                                                                           --------------
                   ENERGY - 2.2%
                   Oil & Gas Equipment & Services - 1.2%
      44,314(a)    Cactus, Inc., Class A                                                   $    1,497,370
                                                                                           --------------
                   Oil & Gas Exploration & Production - 1.0%
       6,702       Andeavor                                                                $      879,168
      20,042       Cabot Oil & Gas Corp.                                                          477,000
                                                                                           --------------
                                                                                           $    1,356,168
                                                                                           --------------
                   Total Energy                                                            $    2,853,538
                                                                                           --------------
                   FOOD, BEVERAGE & TOBACCO - 2.2%
                   Distillers & Vintners - 0.6%
       3,557       Constellation Brands, Inc., Class A                                     $      778,521
                                                                                           --------------
                   Packaged Foods & Meats - 1.1%
      75,063(a)    Nomad Foods, Ltd.                                                       $    1,440,459
                                                                                           --------------
                   Soft Drinks - 0.5%
      10,804(a)    Monster Beverage Corp.                                                  $      619,069
                                                                                           --------------
                   Total Food, Beverage & Tobacco                                          $    2,838,049
                                                                                           --------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Select Mid Cap Growth VCT Portfolio     PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/18 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

      Shares                                                                                        Value
                   HEALTH CARE EQUIPMENT & SERVICES - 11.0%
                   Health Care Equipment - 3.8%
       3,636(a)    ABIOMED, Inc.                                                           $    1,487,305
      25,533(a)    Boston Scientific Corp.                                                        834,929
       3,584(a)    Edwards Lifesciences Corp.                                                     521,723
       5,645(a)    Inogen, Inc.                                                                 1,051,833
       6,712(a)    Penumbra, Inc.                                                                 927,263
                                                                                           --------------
                                                                                           $    4,823,053
                                                                                           --------------
                   Health Care Services - 0.9%
      18,777(a)    Teladoc, Inc.                                                           $    1,090,005
                                                                                           --------------
                   Health Care Supplies - 1.9%
       7,211(a)    Align Technology, Inc.                                                  $    2,467,172
                                                                                           --------------
                   Health Care Technology - 0.9%
      13,926(a)    Veeva Systems, Inc., Class A                                            $    1,070,352
                                                                                           --------------
                   Managed Health Care - 3.5%
      17,713(a)    Centene Corp.                                                           $    2,182,419
       2,998       Humana, Inc.                                                                   892,295
       5,761(a)    WellCare Health Plans, Inc.                                                  1,418,588
                                                                                           --------------
                                                                                           $    4,493,302
                                                                                           --------------
                   Total Health Care Equipment & Services                                  $   13,943,884
                                                                                           --------------
                   INSURANCE - 0.8%
                   Insurance Brokers - 0.8%
       7,123       Aon Plc                                                                 $      977,062
                                                                                           --------------
                   Total Insurance                                                         $      977,062
                                                                                           --------------
                   MATERIALS - 4.6%
                   Construction Materials - 1.3%
      12,423       Vulcan Materials Co.                                                    $    1,603,312
                                                                                           --------------
                   Fertilizers & Agricultural Chemicals - 0.8%
      12,213       FMC Corp.                                                               $    1,089,522
                                                                                           --------------
                   Metal & Glass Containers - 0.6%
      16,223       CCL Industries, Inc., Class B                                           $      795,203
                                                                                           --------------
                   Paper Packaging - 1.9%
       6,214       Avery Dennison Corp.                                                    $      634,449
      13,064       Delek US Holdings, Inc.                                                        655,421
      10,344       Packaging Corp. of America                                                   1,156,356
                                                                                           --------------
                                                                                           $    2,446,226
                                                                                           --------------
                   Total Materials                                                         $    5,934,263
                                                                                           --------------
                   MEDIA - 2.2%
                   Broadcasting - 0.6%
       9,970       Nexstar Media Group, Inc., Class A                                      $      731,798
                                                                                           --------------
                   Movies & Entertainment - 1.6%
      42,575(a)    Live Nation Entertainment, Inc.                                         $    2,067,868
                                                                                           --------------
                   Total Media                                                             $    2,799,666
                                                                                           --------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Select Mid Cap Growth VCT Portfolio     PIONEER VARIABLE CONTRACTS TRUST

      Shares                                                                                        Value
                   PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 6.9%
                   Biotechnology - 5.1%
       7,797(a)    Alnylam Pharmaceuticals, Inc.                                           $      767,927
      17,437(a)    Esperion Therapeutics, Inc.                                                    683,356
      18,775(a)    Exact Sciences Corp.                                                         1,122,557
      15,892(a)    FibroGen, Inc.                                                                 994,839
       5,096(a)    Loxo Oncology, Inc.                                                            884,054
       7,107(a)    Sage Therapeutics, Inc.                                                      1,112,459
       7,072(a)    Sarepta Therapeutics, Inc.                                                     934,777
                                                                                           --------------
                                                                                           $    6,499,969
                                                                                           --------------
                   Life Sciences Tools & Services - 1.2%
       5,517(a)    Illumina, Inc.                                                          $    1,540,843
                                                                                           --------------
                   Pharmaceuticals - 0.6%
      13,960(a)    Nektar Therapeutics, Class A                                            $      681,667
                                                                                           --------------
                   Total Pharmaceuticals, Biotechnology & Life Sciences                    $    8,722,479
                                                                                           --------------
                   REAL ESTATE - 1.3%
                   Real Estate Services - 0.6%
       4,755       Jones Lang LaSalle, Inc.                                                $      789,282
                                                                                           --------------
                   Specialized REIT - 0.7%
       5,187(a)    SBA Communications Corp., Class A                                       $      856,477
                                                                                           --------------
                   Total Real Estate                                                       $    1,645,759
                                                                                           --------------
                   RETAILING - 5.8%
                   Apparel Retail - 1.6%
      24,584       Ross Stores, Inc.                                                       $    2,083,494
                                                                                           --------------
                   Automotive Retail - 0.9%
       3,913(a)    O'Reilly Automotive, Inc.                                               $    1,070,479
                                                                                           --------------
                   General Merchandise Stores - 1.7%
      25,759(a)    Dollar Tree, Inc.                                                       $    2,189,515
                                                                                           --------------
                   Internet Retail - 0.7%
       7,042       Expedia Group, Inc.                                                     $      846,378
                                                                                           --------------
                   Specialty Stores - 0.9%
       5,125(a)    Ulta Beauty, Inc.                                                       $    1,196,483
                                                                                           --------------
                   Total Retailing                                                         $    7,386,349
                                                                                           --------------
                   SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 6.6%
                   Semiconductor Equipment - 0.7%
       4,888       Lam Research Corp.                                                      $      844,891
                                                                                           --------------
                   Semiconductors - 5.9%
      16,261       Analog Devices, Inc.                                                    $    1,559,755
      82,220       Cypress Semiconductor Corp.                                                  1,280,988
      14,224       Microchip Technology, Inc.                                                   1,293,673
      41,871(a)    Micron Technology, Inc.                                                      2,195,715
      55,736(a)    ON Semiconductor Corp.                                                       1,239,290
                                                                                           --------------
                                                                                           $    7,569,421
                                                                                           --------------
                   Total Semiconductors & Semiconductor Equipment                          $    8,414,312
                                                                                           --------------

   The accompanying notes are an integral part of these financial statements.

 Pioneer Select Mid Cap Growth VCT Portfolio    PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/18 (UNAUDITED)                         (continued)
--------------------------------------------------------------------------------

      Shares                                                                                        Value
                   SOFTWARE & SERVICES - 20.8%
                   Application Software - 6.9%
       5,307       Blackbaud, Inc.                                                         $      543,702
       8,239       Intuit, Inc.                                                                 1,683,269
      10,759(a)    PTC, Inc.                                                                    1,009,302
      19,532(a)    RealPage, Inc.                                                               1,076,213
       8,899(a)    Splunk, Inc.                                                                   881,980
      30,208       SS&C Technologies Holdings, Inc.                                             1,567,795
      14,689(a)    Synopsys, Inc.                                                               1,256,938
      12,763(a)    Zendesk, Inc.                                                                  695,456
                                                                                           --------------
                                                                                           $    8,714,655
                                                                                           --------------
                   Data Processing & Outsourced Services - 5.8%
      13,062(a)    Black Knight, Inc.                                                      $      699,470
      16,085       Fidelity National Information Services, Inc.                                 1,705,493
       4,915(a)    FleetCor Technologies, Inc.                                                  1,035,345
      27,664       Total System Services, Inc.                                                  2,338,161
      19,725(a)    Worldpay, Inc., Class A                                                      1,613,110
                                                                                           --------------
                                                                                           $    7,391,579
                                                                                           --------------
                   Internet Software & Services - 2.7%
       2,703(a)    CoStar Group, Inc.                                                      $    1,115,339
      33,549(a)    Hortonworks, Inc.                                                              611,263
      11,541(a)    IAC/InterActiveCorp                                                          1,759,887
                                                                                           --------------
                                                                                           $    3,486,489
                                                                                           --------------
                   IT Consulting & Other Services - 3.2%
      19,432       DXC Technology Co.                                                      $    1,566,413
       7,870(a)    EPAM Systems, Inc.                                                             978,477
       5,014(a)    Gartner, Inc.                                                                  666,361
      42,232       Perspecta, Inc.                                                                867,868
                                                                                           --------------
                                                                                           $    4,079,119
                                                                                           --------------
                   Systems Software - 2.2%
      10,616(a)    ServiceNow, Inc.                                                        $    1,830,941
      10,077(a)    Tableau Software, Inc., Class A                                                985,027
                                                                                           --------------
                                                                                           $    2,815,968
                                                                                           --------------
                   Total Software & Services                                               $   26,487,810
                                                                                           --------------
                   TECHNOLOGY HARDWARE & EQUIPMENT - 4.0%
                   Communications Equipment - 1.8%
       6,708       Harris Corp.                                                            $      969,575
       6,564(a)    Palo Alto Networks, Inc.                                                     1,348,705
                                                                                           --------------
                                                                                           $    2,318,280
                                                                                           --------------
                   Technology Distributors - 1.3%
      20,256       CDW Corp.                                                               $    1,636,482
                                                                                           --------------
                   Technology Hardware, Storage & Peripherals - 0.9%
      47,640(a)    Pure Storage, Inc., Class A                                             $    1,137,643
                                                                                           --------------
                   Total Technology Hardware & Equipment                                   $    5,092,405
                                                                                           --------------
                   TRANSPORTATION - 2.0%
                   Air Freight & Logistics - 1.7%
      20,970(a)    XPO Logistics, Inc.                                                     $    2,100,775
                                                                                           --------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Select Mid Cap Growth VCT Portfolio     PIONEER VARIABLE CONTRACTS TRUST

      Shares                                                                                        Value
                   Airlines - 0.3%
      11,343       American Airlines Group, Inc.                                           $      430,580
                                                                                           --------------
                   Total Transportation                                                    $    2,531,355
                                                                                           --------------
                   TOTAL COMMON STOCKS
                   (Cost $99,076,964)                                                      $  127,679,756
                                                                                           --------------
                   TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS - 100.3%
                   (Cost $99,076,964)                                                      $  127,679,756
                                                                                           --------------
                   OTHER ASSETS AND LIABILITIES - (0.3)%                                   $     (440,380)
                                                                                           --------------
                   NET ASSETS - 100.0%                                                     $  127,239,376
                                                                                           --------------

REIT      Real Estate Investment Trust.

(a)       Non-income producing security.

Purchases and sales of securities (excluding temporary cash investments) for the six months ended June 30, 2018, aggregated $55,511,962 and $57,520,157, respectively.

The Portfolio is permitted to engage in purchase and sale transactions ("cross trades") with certain funds and accounts for which Amundi Pioneer Asset Management, Inc., (the "Adviser"), serves as the Portfolio's investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the six months ended June 30, 2018, the Portfolio did not engage in cross trade activity.

At June 30, 2018, the net unrealized appreciation on investments based on cost for federal tax purposes of $99,541,101 was as follows:

     Aggregate gross unrealized appreciation for all investments in which there
       is an excess of value over tax cost                                                    $30,585,737
     Aggregate gross unrealized depreciation for all investments in which there
       is an excess of tax cost over value                                                     (2,447,082)
                                                                                              -----------
     Net unrealized appreciation                                                              $28,138,655
                                                                                              ===========

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels below.

Level 1 - quoted prices in active markets for identical securities.

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements -- Note 1A.

Level 3 - significant unobservable inputs (including the Portfolio's own assumptions in determining fair value of investments). See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of June 30, 2018, in valuing the Portfolio's investments.

                                                Level 1     Level 2   Level 3       Total
Common Stocks                                $127,679,756   $    --   $    --   $127,679,756
                                             ------------   -------   -------   ------------
    Total Investments in Securities          $127,679,756   $    --   $    --   $127,679,756
                                             ============   =======   =======   ============

During the six months ended June 30, 2018, there were no transfers between Levels 1, 2 and 3.

   The accompanying notes are an integral part of these financial statements.

Pioneer Select Mid Cap Growth VCT Portfolio     PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 6/30/18 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS:
  Investments in unaffiliated issuers, at value (cost $99,076,964)                                         $ 127,679,756
  Foreign currencies, at value (cost $1,364)                                                                       1,364
  Cash                                                                                                           233,353
  Receivables --
     Investment securities sold                                                                                2,574,462
     Portfolio shares sold                                                                                         6,682
     Dividends                                                                                                    35,299
     Due from the Adviser                                                                                         20,906
  Other assets                                                                                                         9
                                                                                                           -------------
         Total assets                                                                                      $ 130,551,831
                                                                                                           -------------

LIABILITIES:
   Payables --
     Investment securities purchased                                                                       $   3,176,891
     Portfolio shares repurchased                                                                                 91,299
     Trustees' fees                                                                                                  150
   Due to affiliates                                                                                              10,493
   Accrued expenses                                                                                               33,622
                                                                                                           -------------
         Total liabilities                                                                                 $   3,312,455
                                                                                                           -------------

NET ASSETS:
  Paid-in capital                                                                                          $  87,049,062
  Net investment loss                                                                                           (189,922)
  Accumulated net realized gain on investments                                                                11,777,450
  Net unrealized appreciation on investments                                                                  28,602,786
                                                                                                           -------------
        Net assets                                                                                         $ 127,239,376
                                                                                                           =============

NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
   Class I (based on $127,239,376/4,478,732 shares)                                                        $       28.41
                                                                                                           =============

   The accompanying notes are an integral part of these financial statements.

Pioneer Select Mid Cap Growth VCT Portfolio     PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (UNAUDITED)
--------------------------------------------------------------------------------

For the Six Months Ended 6/30/18

INVESTMENT INCOME:
  Dividends from unaffiliated issuers (net of foreign taxes withheld $1,337)               $    356,473
  Interest from unaffiliated issuers                                                              3,851
                                                                                           ------------
        Total investment income                                                                            $     360,324
                                                                                                           -------------

EXPENSES:
  Management fees                                                                          $    462,156
  Administrative expense                                                                         34,468
  Professional fees                                                                              28,217
  Printing expense                                                                                7,161
  Custodian fees                                                                                 12,712
  Trustees' fees                                                                                  3,838
  Miscellaneous                                                                                   1,694
                                                                                           ------------
     Total expenses                                                                                        $     550,246
                                                                                                           -------------
         Net investment loss                                                                               $    (189,922)
                                                                                                           -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on:
    Investments in unaffiliated issuers                                                    $ 12,214,863
    Class actions                                                                                27,013
    Other assets and liabilities denominated in foreign currencies                                   49    $  12,241,925
                                                                                           ------------    -------------
  Change in net unrealized appreciation (depreciation) on:
    Investments in unaffiliated issuers                                                    $ (3,525,608)
    Other assets and liabilities denominated in foreign currencies                                   (6)   $  (3,525,614)
                                                                                           ------------    -------------
  Net realized and unrealized gain (loss) on investments                                                   $   8,716,311
                                                                                                           =============
  Net increase in net assets resulting from operations                                                     $   8,526,389
                                                                                                           =============

   The accompanying notes are an integral part of these financial statements.

Pioneer Select Mid Cap Growth VCT Portfolio     PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                            Six Months
                                                                                               Ended
                                                                                              6/30/18        Year Ended
                                                                                            (unaudited)       12/31/17
FROM OPERATIONS:
Net investment income (loss)                                                               $   (189,922)   $    (225,247)
Net realized gain (loss) on investments                                                      12,241,925       16,650,349
Change in net unrealized appreciation (depreciation) on investments                          (3,525,614)      13,737,142
                                                                                           ------------    -------------
       Net increase in net assets resulting from operations                                $  8,526,389    $  30,162,244
                                                                                           ------------    -------------

DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
      Class I ($0.00 and $0.02 per share, respectively)                                    $         --    $     (88,902)
Net realized gain:
      Class I ($4.09 and $0.33 per share, respectively)                                     (16,117,238)      (1,419,009)
                                                                                           ------------    -------------
           Total distributions to shareowners                                              $(16,117,238)   $  (1,507,911)
                                                                                           ------------    -------------

FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sales of shares                                                          $  5,344,527    $   5,797,789
Reinvestment of distributions                                                                16,117,238        1,507,911
Cost of shares repurchased                                                                   (9,638,534)      22,879,519)
                                                                                           ------------    -------------
     Net increase (decrease) in net assets resulting from Portfolio share transactions     $ 11,823,231    $ (15,573,819)
                                                                                           ------------    -------------
     Net increase in net assets                                                            $  4,232,382    $  13,080,514
NET ASSETS:
Beginning of period                                                                        $123,006,994    $ 109,926,480
                                                                                           ------------    -------------
End of period                                                                              $127,239,376    $ 123,006,994
                                                                                           ------------    -------------
Net investment loss                                                                        $   (189,922)   $          --
                                                                                           ============    =============

                                                           Six Months      Six Months
                                                              Ended           Ended
                                                             6/30/18         6/30/18          Year Ended     Year Ended
                                                              Shares         Amount           12/31/17        12/31/17
                                                           (unaudited)     (unaudited)         Shares          Amount
CLASS I
Shares sold                                                  170,272       $  5,344,527         215,991    $   5,797,789
Reinvestment of distributions                                548,205         16,117,238          57,205        1,507,911
Less shares repurchased                                     (308,367)        (9,638,534)       (870,834)     (22,879,519)
                                                            --------       ------------        --------    -------------
     Net increase (decrease)                                 410,110       $ 11,823,231        (597,638)   $ (15,573,819)
                                                            ========       ============        ========    =============

   The accompanying notes are an integral part of these financial statements.

Pioneer Select Mid Cap Growth VCT Portfolio     PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                Six Months
                                                   Ended
                                                  6/30/18       Year Ended    Year Ended   Year Ended     Year Ended     Year Ended
                                                (unaudited)      12/31/17      12/31/16*    12/31/15*      12/31/14*      12/31/13
Class I
Net asset value, beginning of period          $  30.23         $  23.56      $  26.11      $  28.73       $  32.78        $  24.07
                                              --------         --------      --------      --------       --------        --------
Increase (decrease) from investment
    operations:
    Net investment income (loss)              $  (0.05)(a)     $  (0.05)(a)  $   0.01(a)   $  (0.04)(a)   $  (0.07)       $  (0.11)
    Net realized and unrealized
       gain (loss) on investments                 2.32             7.07          0.88          0.68           2.93           10.05
                                              --------         --------      --------      --------       --------        --------
       Net increase (decrease) from
           investment operations              $   2.27         $   7.02      $   0.89      $   0.64       $   2.86        $   9.94
                                              --------         --------      --------      --------       --------        --------
Distributions to shareowners:
    Net investment income                     $     --         $  (0.02)     $     --      $     --       $     --        $     --
    Net realized gain                            (4.09)           (0.33)        (3.44)        (3.26)         (6.91)          (1.23)
                                              --------         --------      --------      --------       --------        --------
Total distributions                           $  (4.09)        $  (0.35)     $  (3.44)     $  (3.26)      $  (6.91)       $  (1.23)
                                              --------         --------      --------      --------       --------        --------
Net increase (decrease) in net asset value    $  (1.82)        $   6.67      $  (2.55)     $  (2.62)      $  (4.05)       $   8.71
                                              --------         --------      --------      --------       --------        --------
Net asset value, end of period                $  28.41         $  30.23      $  23.56      $  26.11       $  28.73        $  32.78
                                              ========         ========      ========      ========       ========        ========
Total return (b)                                  7.05%(c)(d)     30.03%         3.74%(e)      1.63%(f)       9.43%(g)       42.46%
Ratio of net expenses to average
    net assets (h)                                0.88%(i)         0.88%         0.86%         0.86%          0.86%           0.84%
Ratio of net investment income (loss)
    to average net assets                        (0.30)%(i)       (0.20)%        0.06%        (0.13)%        (0.25)%         (0.36)%
Portfolio turnover rate                             45%(c)           85%           97%           93%           106%            162%
Net assets, end of period (in thousands)      $127,239         $123,007      $109,926      $119,727       $132,496        $135,657

* The Portfolio was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(c)   Not annualized.

(d) If the Portfolio had not recognized gains in settlement of class action lawsuits during the six months ended June, 30, 2018, the total return would have been 7.02%.

(e) If the Portfolio had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2016, the total return would have been 3.65%.

(f) If the Portfolio had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2015, the total return would have been 1.59%.

(g) If the Portfolio had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2014, the total return would have been 9.35%.

(h)   Includes interest expense of 0.00%, 0.00%, 0.00%, 0.00%, 0.01% and
      0.00%, respectively.

(i)   Annualized.

NOTE: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

   The accompanying notes are an integral part of these financial statements.

Pioneer Select Mid Cap Growth VCT Portfolio     PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/18 (UNAUDITED)
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer Select Mid Cap Growth VCT Portfolio (the "Portfolio") is one of 8 portfolios comprising Pioneer Variable Contracts Trust (the "Trust"), a Delaware statutory trust. The Portfolio is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Portfolio is to seek growth of capital.

The Portfolio offers one class of shares designated as Class I shares. There is no distribution plan for Class I shares.

Portfolio shares may be purchased only by insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.

On July 3, 2017, Amundi acquired Pioneer Investments, a group of asset management companies located throughout the world. Amundi, one of the world's largest asset managers, is headquartered in Paris, France. As a result of the transaction, Pioneer Investment Management, Inc., the Portfolio's investment adviser, became an indirect wholly owned subsidiary of Amundi and Amundi's wholly owned subsidiary, Amundi USA, Inc. Prior to July 3, 2017, Pioneer Investments was owned by Pioneer Global Asset Management S.p.A., a wholly owned subsidiary of UniCredit S.p.A.

In connection with the transaction, the names of the Portfolio's investment adviser and principal underwriter changed. Effective July 3, 2017, the name of Pioneer Investment Management, Inc. changed to Amundi Pioneer Asset Management, Inc. (the "Adviser") and the name of Pioneer Funds Distributor, Inc. changed to Amundi Pioneer Distributor, Inc. (the "Distributor").

In October 2016, the Securities and Exchange Commission ("SEC") released its Final Rule on Investment Company Reporting Modernization. In addition to introducing two new regulatory reporting forms (Form N-PORT and Form N-CEN), the Final Rule amends Regulation S-X, which impacts financial statement presentation, particularly related to the presentation of derivative investments. The Portfolio's financial statements were prepared in compliance with the amendments to Regulation S-X.

The Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles ("U.S. GAAP") that require the management of the Portfolio to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The Portfolio is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements:

A.   Security Valuation

     The net asset value of the Portfolio is computed once daily, on each day the New York Stock Exchange ("NYSE") is open, as of the close of regular trading on the NYSE.

     Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

     The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Portfolio's shares are determined as of such times. The Portfolio may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

     Securities for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Portfolio's Board of Trustees. The Adviser's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

     Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Portfolio may use fair value

Pioneer Select Mid Cap Growth VCT Portfolio     PIONEER VARIABLE CONTRACTS TRUST


     methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Portfolio's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Portfolio's securities may differ significantly from exchange prices and such differences could be material.

     At June 30, 2018, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry pricing model).

B.   Investment Income and Transactions

     Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence.

     Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.

     Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.

     Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.   Foreign Currency Translation

     The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

     Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.

D.   Federal Income Taxes

     It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of December 31, 2017, the Portfolio did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

     The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

     The tax character of current year distributions payable will be determined at the end of the current taxable year.

     The tax character of distributions paid during the year ended December 31, 2017, was as follows:

--------------------------------------------------------------------------------
                                                                         2017
--------------------------------------------------------------------------------
  Distributions paid from:
  Ordinary income                                                    $    88,902
  Long-term capital gain                                               1,419,009
                                                                     -----------
    Total                                                            $ 1,507,911
                                                                     ===========

The following shows the components of distributable earnings on a federal income tax basis at December 31, 2017:

--------------------------------------------------------------------------------
                                                                        2017
--------------------------------------------------------------------------------
      Distributable earnings:
      Undistributed ordinary income                                  $ 3,284,610
      Undistributed long-term capital gain                            12,832,290
      Net unrealized appreciation                                     31,644,263
                                                                     -----------
       Total                                                         $47,781,163
                                                                     ===========

Pioneer Select Mid Cap Growth VCT Portfolio     PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIALS TATEMENTS 6/30/18 (UNAUDITED)                    (continued)
--------------------------------------------------------------------------------

     The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax deferral of losses on wash sales.

E.   Portfolio Shares

     The Portfolio records sales and repurchases of its shares as of trade date. Dividends and distributions to shareowners are recorded on the ex-dividend date.

F.   Risks

     The value of securities held by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

     At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making the Portfolio more susceptible to any economic, political or regulatory developments and other risks affecting those industries and sectors. The Portfolio's investments in foreign markets and countries with limited developing markets may subject the Portfolio to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions. The Portfolio's prospectus contains unaudited information regarding the Portfolio's principal risks. Please refer to that document when considering the Portfolio's principal risks.

     Investments in mid-sized companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than investments in larger, more established companies. Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates and economic and political conditions.

     With the increased use of technologies such as the Internet to conduct business, the Portfolio is susceptible to operational, information security and related risks. While the Portfolio's Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Portfolio cannot control the cybersecurity plans and systems put in place by service providers to the Portfolio such as Brown Brothers Harriman & Co., the Portfolio's custodian and accounting agent, and DST Asset Manager Solutions, Inc., the Portfolio's transfer agent. In addition, many beneficial owners of Portfolio shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Portfolio nor Amundi Pioneer exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at Amundi Pioneer or the Portfolio's service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Portfolio's ability to calculate its net asset value, impediments to trading, the inability of Portfolio shareowners to effect share purchases or receive distributions, loss of or unauthorized access to private shareowners information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.

2.   Management Agreement

The Adviser manages the Portfolio. Management fees are calculated daily at the annual rate of 0.74% of the Portfolio's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $10,493 in management fees, administrative costs and certain other reimbursements to the Adviser at June 30, 2018.

3.   Transfer Agent

DST Asset Manager Solutions, Inc. serves as the transfer agent to the Portfolio at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub- transfer agent expenses incurred through the Portfolio's omnibus relationship contracts.

Pioneer Select Mid Cap Growth VCT Portfolio     PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

Change in Independent Registered Public Accounting Firm

Prior to July 3, 2017 Pioneer Investment Management, Inc. (the "Adviser"), the Portfolio's investment adviser, was an indirect, wholly owned subsidiary of UniCredit S.p.A. ("UniCredit"). On that date, UniCredit completed the sale of its Pioneer Investments business, which includes the Adviser, to Amundi (the "Transaction"). As a result of the Transaction, the Adviser became an indirect, wholly owned subsidiary of Amundi. Amundi is controlled by Credit Agricole S.A. Amundi is headquartered in Paris, France, and, as of September 30, 2016, had more than $1.1 trillion in assets under management worldwide.

Deloitte & Touche LLP ("D&T"), the Portfolio's previous independent registered public accounting firm, informed the Audit Committee and the Board that it would no longer be independent with respect to the Portfolio upon the completion of the Transaction as a result of certain services being provided to Amundi and Credit Agricole, and, accordingly, that it intended to resign as the Portfolio's independent registered public accounting firm upon the completion of the Transaction. D&T's resignation was effective on July 3, 2017, when the Transaction was completed.

During the periods as to which D&T has served as the Portfolio's independent registered public accounting firm, including the Portfolio's two most recent fiscal years, D&T's reports on the Portfolio's financial statements have not contained an adverse opinion or disclaimer of opinion and have not been qualified or modified as to uncertainty, audit scope or accounting principles. Further, there have been no disagreements with D&T on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of D&T, would have caused D&T to make reference to the subject matter of the disagreement in connection with its report on the financial statements. In addition, there have been no reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

Effective immediately following the completion of the Transaction on July 3, 2017, the Board, acting upon the recommendation of the Audit Committee, engaged a new independent registered public accounting firm, Ernst & Young LLP ("EY"), for the Portfolio's fiscal year ended December 31, 2017.

Prior to its engagement, EY had advised the Portfolio's Audit Committee that EY had identified the following matters, in each case relating to services rendered by other member firms of Ernst & Young Global Limited, all of which are located outside the United States, to UniCredit and certain of its subsidiaries during the period commencing July 1, 2016, that it determined to be inconsistent with the auditor independence rules set forth by the Securities and Exchange Commission ("SEC"): (a) project management support services to UniCredit in the Czech Republic, Germany, Italy, Serbia and Slovenia in relation to twenty-two projects, that were determined to be inconsistent with Rule 2-01(c)(4)(vi) of Regulation S-X (management functions); (b) two engagements for UniCredit in Italy where fees were contingent/success based and that were determined to be inconsistent with Rule 2-01(c)(5) of Regulation S-X (contingent fees); (c) four engagements where legal and expert services were provided to UniCredit in the Czech Republic and Germany, and twenty engagements where the legal advisory services were provided to UniCredit in Austria, Czech Republic, Italy and Poland, that were determined to be inconsistent with Rule 2-01(c)(4)(ix) and (x) of Regulation S-X (legal and expert services); and (d) two engagements for UniCredit in Italy involving assistance in the sale of certain assets, that were determined to be inconsistent with Rule 2-01(c)(4)(viii) of Regulation S-X (broker-dealer, investment adviser or investment banking services). None of the foregoing services involved the Portfolio, any of the other funds in the Pioneer Family of Funds or any other Pioneer entity sold by UniCredit in the Transaction.

EY advised the Audit Committee that it had considered the matters described above and had concluded that such matters would not impair EY's ability to exercise objective and impartial judgment in connection with the audits of the financial statements of the Portfolio under the SEC and Public Company Accounting Oversight Board independence rules, and that a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion. Management and the Audit Committee considered these matters and discussed the matters with EY and, based upon EY's description of the matters and statements made by EY, Management and the Audit Committee believe that EY will be capable of exercising objective and impartial judgment in connection with the audits of the financial statements of the Portfolio, and Management further believes that a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion.

                        This page is for your notes.

                        This page is for your notes.

                        This page is for your notes.

                        This page is for your notes.

                        This page is for your notes.

                        This page is for your notes.

                        This page is for your notes.

[LOGO]   Amundi Pioneer
         ==============
       ASSET MANAGEMENT

Pioneer Variable Contracts Trust

Officers                                             Trustees
Lisa M. Jones, President and                         Thomas J. Perna, Chairman
Chief Executive Officer                              David R. Bock
Mark E. Bradley, Treasurer and                       Benjamin M. Friedman
Chief Financial Officer                              Margaret B.W. Graham
Christopher J. Kelley, Secretary and                 Lisa M. Jones
Chief Legal Officer                                  Lorraine H. Monchak
                                                     Marguerite A. Piret
                                                     Fred J. Ricciardi
                                                     Kenneth J. Taubes

Investment Adviser and Administrator
Amundi Pioneer Asset Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Amundi Pioneer Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
DST Asset Manager Solutions, Inc.

[LOGO]   Amundi Pioneer
         ==============
       ASSET MANAGEMENT

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundipioneer.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

                                                                   19616-12-0818

                                                           [LOGO] Amundi Pioneer
                                                                  ==============
                                                                ASSET MANAGEMENT


                                                PIONEER VARIABLE CONTRACTS TRUST

                      Pioneer High Yield VCT Portfolio -- Class I and II Shares

                                                               SEMIANNUAL REPORT

                                                                   June 30, 2018

Please refer to your contract prospectus to determine the applicable share class offered under your contract.

                                                PIONEER VARIABLE CONTRACTS TRUST

Table of Contents
--------------------------------------------------------------------------------
Pioneer High Yield VCT Portfolio

  Portfolio and Performance Update                                             2

  Comparing Ongoing Portfolio Expenses                                         3

  Portfolio Management Discussion                                              4

  Schedule of Investments                                                      8

  Financial Statements                                                        25

  Notes to Financial Statements                                               30

  Additional Information                                                      39

  Trustees, Officers, and Service Providers                                   45

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

Pioneer Variable Contracts Trust files a complete schedule of investments for the Portfolio with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO UPDATE 6/30/18
--------------------------------------------------------------------------------

Portfolio Diversification*
(As a percentage of total investments)**

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Corporate Bonds                                                       69.8%
Convertible Corporate Bonds                                                 8.6%
International Corporate Bonds                                               8.4%
U.S. Government and Agency Obligations                                      4.7%
Affiliated Closed-End Fund(h)                                               2.6%
U.S. Common Stock                                                           2.3%
Senior Secured Floating Rate Loan Interests                                 2.1%
Convertible Preferred Stocks                                                1.0%
Collateralized Mortgage Obligatzions                                        0.3%
U.S. Preferred Stocks                                                       0.2%
Rights/Warrants                                                             0.0%+

* Includes investments in Insurance-Linked Securities totaling 2.7% of total investments.

+    Amount rounds to less than 0.1%.

5 Largest Holdings
(As a percentage of total investments)**

--------------------------------------------------------------------------------
1. U.S. Treasury Bills, 7/5/18                                             4.16%
--------------------------------------------------------------------------------
2. Pioneer ILS Interval Fund(h)                                            2.61
--------------------------------------------------------------------------------
3. VRX Escrow Corp., 5.875%,
   5/15/23 (144A)                                                          1.73
--------------------------------------------------------------------------------
4. Crown Cork & Seal Co., Inc.,
   7.375%, 12/15/26                                                        1.22
--------------------------------------------------------------------------------
5. CCO Holdings LLC /
   CCO Holdings Capital Corp.,
   5.5%, 5/1/26 (144A)                                                     1.09
--------------------------------------------------------------------------------

** Excludes temporary cash investments and all derivative contracts except for options purchased. The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities listed.

(h) Pioneer ILS Interval Fund is an affiliated fund managed by Amundi Pioneer Asset Management, Inc.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/18
--------------------------------------------------------------------------------
Prices and Distributions

Net Asset Value per Share                             6/30/18           12/31/17
    Class I                                            $9.31             $9.53
    Class II                                           $9.20             $9.45

                               Net
Distributions per Share        Investment      Short-Term          Long-Term
(1/1/18 - 6/30/18)             Income          Capital Gains       Capital Gains
    Class I                    $0.2182         $       -           $     -
    Class II                   $0.2044         $       -           $     -

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Class I and II shares of Pioneer High Yield VCT Portfolio at net asset value during the periods shown, compared to that of the ICE Bank of America (BofA) Merrill Lynch
(ML) U.S. High Yield Index and the ICE BofA ML All-Convertibles Speculative Quality Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]


          Pioneer High    Pioneer High                    ICE BofA ML
          Yield VCT       Yield VCT       ICE BofA ML     All-Convertibles
          Portfolio       Portfolio       U.S. High       Speculative
          Class I         Class II        Yield Index     Quality Index
6/08      $10,000         $10,000         $10,000         $10,000
6/09      $ 8,560         $ 8,518         $ 9,647         $ 7,999
6/10      $10,619         $10,544         $12,302         $10,316
6/11      $13,147         $13,050         $14,197         $13,060
6/12      $13,126         $12,947         $15,121         $12,431
6/13      $14,938         $14,688         $16,568         $14,876
6/14      $16,857         $16,539         $18,523         $18,307
6/15      $17,225         $16,822         $18,421         $17,347
6/16      $16,833         $16,388         $18,735         $16,529
6/17      $19,002         $18,445         $21,124         $20,188
6/18      $19,437         $18,758         $21,659         $22,188

The ICE BofA ML U.S. High Yield Index is an unmanaged, commonly accepted measure of the performance of high-yield securities. The ICE BofA ML All-Convertibles Speculative Quality Index is an unmanaged index of high-yield U.S. convertible securities. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of June 30, 2018)

--------------------------------------------------------------------------------
                                                       ICE           ICE BofA ML
                                                   BofA ML      All-Convertibles
                                                 U.S. High           Speculative
                   Class I       Class II      Yield Index         Quality Index
--------------------------------------------------------------------------------
10 Years             6.87%          6.49%            8.03%                 8.30%
5 Years              5.41%          5.01%            5.51%                 8.32%
1 Year               2.29%          1.69%            2.53%                 9.90%

All total returns shown assume reinvestment of distributions at net asset value.

The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds offered through your variable annuity contract. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.   Divide your account value by $1,000
     Example: an $8,600 account value (divided by) $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer High Yield VCT Portfolio

Based on actual returns from January 1, 2018 through June 30, 2018.

       Share Class                                       I                II
       -------------------------------------------------------------------------
       Beginning Account Value on 1/1/18             $1,000.00         $1,000.00
       Ending Account Value on 6/30/18               $  999.70         $  995,10
       Expenses Paid During Period*                  $    4.86         $    6.08

* Expenses are equal to the Portfolio's annualized net expense ratio of 0.98% and 1.23% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer High Yield VCT Portfolio

Based on a hypothetical 5% per year return before expenses, reflecting the period from January 1, 2018 through June 30, 2018.

       Share Class                                        I                II
       -------------------------------------------------------------------------
       Beginning Account Value on 1/1/18             $1,000.00         $1,000.00
       Ending Account Value on 6/30/18               $1,019.93         $1,018.70
       Expenses Paid During Period*                  $    4.91         $    6.16

* Expenses are equal to the Portfolio's annualized net expense ratio of 0.98% and 1.23% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/18
--------------------------------------------------------------------------------

Call 800-688-9915 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers, performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

In the following interview, portfolio managers Andrew Feltus and Matthew Shulkin discuss the factors that influenced the performance of Pioneer High Yield VCT Portfolio during the six-month period ended June 30, 2018. Mr. Feltus, Managing Director, Co- Director of High Yield, and a portfolio manager at Amundi Pioneer Asset Management, Inc. ("Amundi Pioneer"), and Mr. Shulkin, a vice president and a portfolio manager at Amundi Pioneer, are responsible for the daily management of the Portfolio.

Q:   How did the Portfolio perform during the six months ended June 30, 2018?

A: Pioneer High Yield VCT Portfolio's Class I shares returned -0.03% at net asset value during the six-month period ended June 30, 2018, and Class II shares returned -0.49%. During the same period, the Portfolio's benchmarks, the ICE Bank of America Merrill Lynch (BofA ML) U.S. High Yield Index and the ICE BofA ML All-Convertibles Speculative Quality Index, returned 0.08% and 3.56%, respectively.

Q: Could you please describe the market environment for high-yield bonds during the six-month period ended June 30, 2018?

A: While returns for U.S. high-yield bonds were essentially flat over the period, the asset class notably outperformed investment-grade corporates, which are more sensitive to changing interest rates, as well as European high yield and emerging markets debt.

     The first half of 2018 saw prices of fixed-income securities broadly decline as interest rates moved higher. The short end of the Treasury yield curve rose as investors positioned their portfolios for the U.S. Federal Reserve's (the Fed's) continued normalization of the federal funds rate, the Fed's benchmark overnight lending rate. During the period, the Fed raised rates in both March and June, while signaling the potential for two additional hikes before the end of 2018.

     Farther out on the Treasury curve, yield increases were driven in part by rising inflation expectations against a backdrop of strengthening commodity prices and U.S. employment data that surprised to the upside. The 10-year Treasury yield began 2018 at 2.40%, but by mid-February it was trading more or less in a band around 2.90%. The 10-year yield would reach a high of 3.11% in mid-May before easing to 2.85% by the end of June. For the full six-month period, the Treasury curve flattened as yield increases were more significant on the short end.

     While the interest-rate environment provided a headwind for bond investors, credit-market sentiment received support over the period from a positive fundamental backdrop featuring solid economic growth and strong corporate profits. Lower tax rates and accelerated expensing of capital investment under the terms of the U.S. tax legislation passed at the end of 2017 further fueled investor optimism. However, the Trump administration's escalating trade rhetoric and concurrent measures, including tariffs on steel and aluminum as well as on a range of products from China, clouded the outlook to some degree, leading to bouts of market volatility.

     Prices in the high-yield market were supported by new-issue supply that was approximately 25% lower relative to the same period in 2017, more than balancing outflows from high-yield mutual funds.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

     Within high yield, lower-rated issues outperformed higher-rated bonds by a significant margin for the six-month period. Bonds rated CCC or lower returned 3.96% over the period, while Bs returned 1.05% and BBs underperformed, returning -1.77%. Higher-rated credits generally carry more duration and corresponding interest-rate sensitivity, and so the increase in rates over the period had a disproportionate, negative effect on those bonds. (Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates, expressed as a number of years.). There was also significant performance dispersion among sectors within high yield during the period, with retail food/drug and telecommunication issues registering strongly positive returns, and the auto manufacturing/supplier, home builder, and container segments finishing in negative territory.

Q: Which of your investment decisions or individual Portfolio holdings had the greatest effects on the Portfolio's benchmark-relative returns during the six-month period ended June 30, 2018?

A: Overall security selection results within the Portfolio's core allocation to high-yield bonds detracted from relative performance. Selection results were positive within the automotive, health care, and banking segments, but those positives were offset by negative selection results within energy, media, and services. In particular, exposure to a pair of homebuilders, KB Homes and Beazer Homes, negatively affected the Portfolio's relative performance as the homebuilding segment struggled with the prospect of rising mortgage rates, given the upward move in Treasury yields during the period. A positive contributor to the Portfolio's returns was our decision to add exposure to cable, internet, and telephone company Frontier Communications after the bond's weak 2017 performance. During the period, investors rewarded the company's efforts to refinance its debt and address its capital structure.

     From the perspective of quality, the Portfolio's relative performance was constrained by below-benchmark exposure to lower-quality, CCC-rated and distressed issues, as that area of the market outperformed over the six months, given continued market expectations for a low default rate.

     On the positive side, during the period we maintained non-benchmark allocations to equities and convertible bonds within the Portfolio, with a focus on sectors not well represented within high yield, or in areas where we have seen better valuations than those available in the high-yield market. Against a backdrop of optimism over the economy, the non-benchmark positions had a positive impact on the Portfolio's relative results over the six months.

     Within convertibles, positive contributions to the Portfolio's benchmark-relative returns were led by holdings within the health care and technology sectors. In terms of individual names, the convertible bonds of Alder Biopharmaceuticals contributed strongly to relative performance, as market sentiment about the company was supported by positive clinical results for its new migraine treatment. Within equities, holdings of select health care stocks contributed positively to the Portfolio's performance, led by a position in Emergent Biosolutions, a biopharmaceutical company specializing in treatments for public health threats. On the downside, a position in Forest City Realty Trust, a real estate investment trust that invests in office buildings, shopping centers, and apartments in major cities across the U.S., detracted from the Portfolio's returns.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/18                              (continued)
--------------------------------------------------------------------------------

     A Word About Risk:

     All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

     Investments in high-yield or lower-rated securities are subject to greater-than-average price volatility, illiquidity and possibility of default.

     When interest rates rise, the prices of fixed-income securities in the Portfolio will generally fall. Conversely, when interest rates fall the prices of fixed-income securities in the Portfolio will generally rise. Investments in the Portfolio are subject to possible loss due to the financial failure of the issuers of underlying securities and their inability to meet their debt obligations.

     Prepayment risk is the chance that an issuer may exercise its right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Portfolio would experience a decline in income and lose the opportunity for additional price appreciation.

     The Portfolio may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to prepayments.

     The Portfolio may use derivatives, such as options, futures, inverse floating rate obligations, swaps, and others, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Portfolio performance. Derivatives may have a leveraging effect on the Portfolio.

     At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

     These risks may increase share price volatility.

     An out-of-benchmark allocation to bank loans was another significant contributor to the Portfolio's relative performance. Bank loans outperformed all other credit-based asset classes over the six-month period, as their floating-rate feature drove positive returns in a rising-rate environment. A position in event-linked securities, including so-called "catastrophe bonds" - which are sponsored by insurance companies looking to transfer some of the risk of damage-claim payments in the event of a natural disaster - was a slight positive contributor to benchmark-relative results. Catastrophe (cat) bonds have been a valuable source of diversification* and incremental income in the Portfolio for a number of years. We continue to view modest, tactical exposure to out-of-benchmark market segments, including loans and cat bonds, as helping to improve the Portfolio's long-term total-return profile.

     In terms of industry weightings within the high-yield market, below-benchmark positions in the automotive and media sectors aided the Portfolio's relative performance, as the auto sector lagged on late-cycle concerns that the sales environment has peaked, while investor enthusiasm for media issues has suffered from secular changes with respect to consumer viewing habits.

Q: Can you discuss the factors that affected the Portfolio's income-generation (or yield), either positively or negatively, during the six-month period ended June 30, 2018?

A: The Portfolio's income generation was relatively stable over the six months. The aforementioned allocations to convertible securities and common stocks resulted in a lower yield versus a portfolio composed entirely of high-yield bonds, but we view the allocations as helping to improve the Portfolio's total-return profile.

Q: What role did derivatives play in the Portfolio's investment process during the six-month period ended June 30, 2018?

A: We invested the Portfolio in credit default swap indices during the period in order to maintain the desired level of exposure to the high-yield market, while also seeking to maintain sufficient liquidity to make opportunistic purchases and help meet any unanticipated shareholder redemptions. The strategy had a neutral impact on the Portfolio's performance over the period.

Q:   What is your assessment of the current climate for high-yield investors?

A: While high-yield valuations are somewhat extended, credit fundamentals remain supportive of high yield as an asset class. The default rate for high-yield bonds remains well below historical averages, and we maintain a constructive outlook with respect to the U.S. economy and overall corporate fundamentals. Economic growth and corporate earnings remain strong, unemployment is low, wages have been trending modestly higher, and consumer balance sheets are sound in aggregate. Strong corporate earnings and the record pace of debt refinancing have enabled an extension of the credit cycle. In addition, credit-market sentiment received another boost as 2017 came to an end with the passage of significant tax reform in the U.S. With all of that said, the recent uncertainty surrounding the stability of

*    Diversification does not assure a profit nor protect against loss.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

     international trade agreements in light of the Trump administration's aggressive stance has introduced a new variable, and we will be closely monitoring the impact of potential trade disputes and other restrictive measures on global economic growth conditions.

     Technical factors related to supply and demand remain supportive of the high-yield market, although we are seeing a minor uptick in issuance related to merger-and-acquisition activity, which could act as something of a headwind. The lack of new supply has provided a meaningful technical boost to the overall high-yield market, as investors have been forced to look at investing in existing securities. On balance, we view the current composition of the high-yield market as healthy, with an improving quality profile across a range of industries.

     The Fed is expected to continue to gradually raise short-term interest rates, and the tapering of its long-term bond portfolio, which began last October, should also inevitably lead to some tightening of credit conditions. The markets will be watching closely for any data that could signal the potential for accelerating inflation, which could spur the Fed to increase its benchmark interest rate more rapidly than currently anticipated.

     In general, we are looking to increase the Portfolio's weighting to issues in the "B" quality range, as that is where we see the best risk/reward profile. By contrast, BB-rated issues are more vulnerable to rising interest rates, while more credit-sensitive CCC issues appear unattractive from a relative value standpoint, following their recent outperformance. More broadly, we are reducing risk at the margins across the Portfolio, while maintaining a constructive stance with respect to high yield as an asset class.

Please refer to the Schedule of Investments on pages 8 to 24 for a full listing of Portfolio securities.

Past performance is no guarantee of future results.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of opinion as of the date of this report.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/18 (UNAUDITED)
--------------------------------------------------------------------------------


     Shares                                                                                                  Value
                      UNAFFILIATED ISSUERS - 96.0%
                      COMMON STOCKS - 2.3% of Net Assets
                      DIVERSIFIED FINANCIALS - 0.3%
                      Consumer Finance - 0.3%
      1,402           Capital One Financial Corp.                                                      $   128,844
                                                                                                       -----------
                      Total Diversified Financials                                                     $   128,844
                                                                                                       -----------
                      ENERGY - 0.0%+
                      Oil & Gas Exploration & Production - 0.0%+
         43(a)        SilverBow Resources, Inc.                                                        $     1,242
                                                                                                       -----------
                      Total Energy                                                                     $     1,242
                                                                                                       -----------
                      HEALTH CARE EQUIPMENT & SERVICES - 1.0%
                      Health Care Services - 0.1%
      9,932(a)        BioScrip, Inc.                                                                   $    29,101
                                                                                                       -----------
                      Managed Health Care - 0.9%
      1,506           Aetna, Inc.                                                                      $   276,351
        833           Cigna Corp.                                                                          141,568
                                                                                                       -----------
                                                                                                       $   417,919
                                                                                                       -----------
                      Total Health Care Equipment & Services                                           $   447,020
                                                                                                       -----------
                      MATERIALS - 0.1%
                      Commodity Chemicals - 0.1%
        545           LyondellBasell Industries NV, Class A                                            $    59,868
                                                                                                       -----------
                      Total Materials                                                                  $    59,868
                                                                                                       -----------
                      PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 0.1%
                      Pharmaceuticals - 0.1%
        264           Allergan Plc                                                                     $    44,014
                                                                                                       -----------
                      Total Pharmaceuticals, Biotechnology & Life Sciences                             $    44,014
                                                                                                       -----------
                      REAL ESTATE - 0.4%
                      Diversified REIT - 0.4%
      6,796           Forest City Realty Trust, Inc., Class A                                          $   155,017
                                                                                                       -----------
                      Total Real Estate                                                                $   155,017
                                                                                                       -----------
                      TECHNOLOGY HARDWARE & EQUIPMENT - 0.2%
                      Technology Hardware, Storage & Peripherals - 0.2%
      4,098(a)        NCR Corp.                                                                        $   122,858
                                                                                                       -----------
                      Total Technology Hardware & Equipment                                            $   122,858
                                                                                                       -----------
                      TRANSPORTATION - 0.2%
                      Diversified Capital Markets - 0.2%
      1,195(a)        United Continental Holdings, Inc.                                                $    83,327
                                                                                                       -----------
                      Total Transportation                                                             $    83,327
                                                                                                       -----------
                      TOTAL COMMON STOCKS
                      (Cost $563,218)                                                                  $ 1,042,190
                                                                                                       -----------
                      CONVERTIBLE PREFERRED STOCKS - 1.0% of Net Assets
                      BANKS - 1.0%
                      Diversified Banks - 1.0%
        225(b)        Bank of America Corp., 7.25%                                                     $   281,363
        155(b)        Wells Fargo & Co., 7.5%                                                              195,216
                                                                                                       -----------
                      Total Banks                                                                      $   476,579
                                                                                                       -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

     Shares                                                                                                  Value
                      HEALTH CARE EQUIPMENT & SERVICES - 0.0%+
                      Health Care Services - 0.0%+
         28^(a)(b)    BioScrip, Inc.                                                                   $     2,698
                                                                                                       -----------
                      Total Health Care Equipment & Services                                           $     2,698
                                                                                                       -----------
                      TOTAL CONVERTIBLE PREFERRED STOCKS
                      (Cost $481,460)                                                                  $   479,277
                                                                                                       -----------
                      PREFERRED STOCK - 0.2% of Net Assets
                      DIVERSIFIED FINANCIALS - 0.2%
                      Consumer Finance - 0.2%
      2,821(c)        GMAC Capital Trust I, 8.128% (3 Month USD LIBOR + 579 bps), 2/15/40              $    74,192
                                                                                                       -----------
                      Total Diversified Financials                                                     $    74,192
                                                                                                       -----------
                      TOTAL PREFERRED STOCK
                      (Cost $66,924)                                                                   $    74,192
                                                                                                       -----------

  Principal
     Amount
      USD ($)
                      COLLATERALIZED MORTGAGE OBLIGATIONS - 0.3% of Net Assets
                      BANKS - 0.3%
                      Thrifts & Mortgage Finance - 0.3%
     22,289           Global Mortgage Securitization, Ltd., Series 2005-A, Class B3,
                      5.25%, 4/25/32 (144A)                                                            $     1,752
     61,157(c)        Morgan Stanley Capital I Trust, Series 2007-T25, Class AJ,
                      5.574%, 11/12/49                                                                      61,750
    100,000(c)        Wells Fargo Commercial Mortgage Trust, Series 2014-LC18, Class D,
                      3.957%, 12/15/47 (144A)                                                               83,900
                                                                                                       -----------
                      Total Banks                                                                      $   147,402
                                                                                                       -----------
                      TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                      (Cost $166,632)                                                                  $   147,402
                                                                                                       -----------
                      CONVERTIBLE CORPORATE BONDS - 8.4% of Net Assets
                      CAPITAL GOODS - 0.2%
                      Construction & Engineering - 0.2%
     78,000           Dycom Industries, Inc., 0.75%, 9/15/21                                           $    90,327
                                                                                                       -----------
                      Total Capital Goods                                                              $    90,327
                                                                                                       -----------
                      CONSUMER DURABLES & APPAREL - 0.5%
                      Homebuilding - 0.5%
    200,000           KB Home, 1.375%, 2/1/19                                                          $   216,936
                                                                                                       -----------
                      Total Consumer Durables & Apparel                                                $   216,936
                                                                                                       -----------
                      ENERGY - 0.9%
                      Oil & Gas Equipment & Services - 0.2%
     85,000           SEACOR Holdings, Inc., 3.0%, 11/15/28                                            $    83,015
                                                                                                       -----------
                      Oil & Gas Exploration & Production - 0.7%
    100,000           Ascent Capital Group, Inc., 4.0%, 7/15/20                                        $    58,250
    115,000           SM Energy Co., 1.5%, 7/1/21                                                          118,472
    150,000           Whiting Petroleum Corp., 1.25%, 4/1/20                                               143,165
                                                                                                       -----------
                                                                                                       $   319,887
                                                                                                       -----------
                      Total Energy                                                                     $   402,902
                                                                                                       -----------
                      HEALTH CARE EQUIPMENT & SERVICES - 0.7%
                      Health Care Equipment - 0.2%
    100,000           NuVasive, Inc., 2.25%, 3/15/21                                                   $   108,234
                                                                                                       -----------
                                                                                                       $   108,234
                                                                                                       -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/18 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

  Principal
     Amount
     USD ($)                                                                                                 Value
                      Health Care Supplies - 0.5%
     85,000           Endologix, Inc., 2.25%, 12/15/18                                                 $    83,745
    135,000           Endologix, Inc., 3.25%, 11/1/20                                                      123,384
                                                                                                       -----------
                                                                                                       $   207,129
                                                                                                       -----------
                      Total Health Care Equipment & Services                                           $   315,363
                                                                                                       -----------
                      MEDIA - 0.3%
                      Cable & Satellite - 0.3%
    178,000           DISH Network Corp., 2.375%, 3/15/24                                              $   156,748
                                                                                                       -----------
                      Total Media                                                                      $   156,748
                                                                                                       -----------
                      PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 1.8%
                      Biotechnology - 0.9%
    248,000           Alder Biopharmaceuticals, Inc., 2.5%, 2/1/25                                     $   257,622
    147,000           Insmed, Inc., 1.75%, 1/15/25                                                         134,946
                                                                                                       -----------
                                                                                                       $   392,568
                                                                                                       -----------
                      Pharmaceuticals - 0.9%
    215,000           Innoviva, Inc., 2.125%, 1/15/23                                                  $   208,586
    115,000           Medicines Co., 2.5%, 1/15/22                                                         139,725
     95,000           Medicines Co., 2.75%, 7/15/23                                                         95,521
                                                                                                       -----------
                                                                                                       $   443,832
                                                                                                       -----------
                      Total Pharmaceuticals, Biotechnology & Life Sciences                             $   836,400
                                                                                                       -----------
                      RETAILING - 0.1%
                      Internet Retail - 0.1%
     70,000           Ctrip.com International, Ltd., 1.25%, 9/15/22                                    $    71,839
                                                                                                       -----------
                      Total Retailing                                                                  $    71,839
                                                                                                       -----------
                      SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 0.9%
                      Semiconductors - 0.9%
    100,000           Microchip Technology, Inc., 1.625%, 2/15/27                                      $   116,276
    145,000           ON Semiconductor Corp., 1.625%, 10/15/23                                             183,503
     50,000           Silicon Laboratories, Inc., 1.375%, 3/1/22                                            61,091
     65,000           Synaptics, Inc., 0.5%, 6/15/22                                                        64,199
                                                                                                       -----------
                      Total Semiconductors & Semiconductor Equipment                                   $   425,069
                                                                                                       -----------
                      SOFTWARE & SERVICES - 1.8%
                      Application Software - 0.3%
     32,000           Nuance Communications, Inc., 1.0%, 12/15/35                                      $    28,640
    125,000           Synchronoss Technologies, Inc., 0.75%, 8/15/19                                       116,880
                                                                                                       -----------
                                                                                                       $   145,520
                                                                                                       -----------
                      Data Processing & Outsourced Services - 0.4%
    190,000           Cardtronics, Inc., 1.0%, 12/1/20                                                 $   176,137
                                                                                                       -----------
                      Internet Software & Services - 0.9%
     65,000(d)        Akamai Technologies, Inc., 2/15/19                                               $    65,131
    210,000           Akamai Technologies, Inc., 0.125%, 5/1/25 (144A)                                     210,285
    175,000           Envestnet, Inc., 1.75%, 6/1/23 (144A)                                                179,690
                                                                                                       -----------
                                                                                                       $   455,106
                                                                                                       -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

  Principal
     Amount
     USD ($)                                                                                                 Value
                      Systems Software - 0.2%
     30,000           FireEye, Inc., 1.0%, 6/1/35                                                      $    28,575
     30,000           FireEye, Inc., 1.625%, 6/1/35                                                         27,402
                                                                                                       -----------
                                                                                                       $    55,977
                                                                                                       -----------
                      Total Software & Services                                                        $   832,740
                                                                                                       -----------
                      TECHNOLOGY HARDWARE & EQUIPMENT - 1.0%
                      Communications Equipment - 0.6%
    290,000           Finisar Corp., 0.5%, 12/15/33                                                    $   286,715
                                                                                                       -----------
                      Technology Hardware, Storage & Peripherals - 0.4%
    132,000           Pure Storage, Inc., 0.125%, 4/15/23 (144A)                                       $   147,163
     50,000           Western Digital Corp., 1.5%, 2/1/24 (144A)                                            50,551
                                                                                                       -----------
                                                                                                       $   197,714
                                                                                                       -----------
                      Total Technology Hardware & Equipment                                            $   484,429
                                                                                                       -----------
                      TELECOMMUNICATION SERVICES - 0.1%
                      Wireless Telecommunication Services - 0.1%
     39,000           Air Transport Services Group, Inc., 1.125%, 10/15/24 (144A)                      $    37,998
                                                                                                       -----------
                      Total Telecommunication Services                                                 $    37,998
                                                                                                       -----------
                      TRANSPORTATION - 0.1%
                      Airport Services - 0.1%
     65,000           Macquarie Infrastructure Corp., 2.0%, 10/1/23                                    $    57,646
                                                                                                       -----------
                      Total Transportation                                                             $    57,646
                                                                                                       -----------
                      TOTAL CONVERTIBLE CORPORATE BONDS
                      (Cost $3,883,393)                                                                $ 3,928,397
                                                                                                       -----------
                      CORPORATE BONDS - 77.2% of Net Assets
                      AUTOMOBILES & COMPONENTS - 0.7%
                      Auto Parts & Equipment - 0.5%
    140,000           American Axle & Manufacturing, Inc., 6.25%, 3/15/26                              $   136,500
    108,000           TI Group Automotive Systems LLC, 8.75%, 7/15/23 (144A)                               112,882
                                                                                                       -----------
                                                                                                       $   249,382
                                                                                                       -----------
                      Automobile Manufacturers - 0.2%
     75,000           Dana Financing Luxembourg S.a.r.l., 5.75%, 4/15/25 (144A)                        $    73,875
                                                                                                       -----------
                      Total Automobiles & Components                                                   $   323,257
                                                                                                       -----------
                      BANKS - 1.2%
                      Diversified Banks - 0.7%
    325,000(b)(c)     Royal Bank of Scotland Group Plc, 8.0% (5 Year USD Swap Rate + 572 bps)          $   341,250
                                                                                                       -----------
                      Thrifts & Mortgage Finance - 0.5%
    237,000           Provident Funding Associates LP / PFG Finance Corp., 6.375%,
                      6/15/25 (144A)                                                                   $   230,731
                                                                                                       -----------
                      Total Banks                                                                      $   571,981
                                                                                                       -----------
                      CAPITAL GOODS - 3.9%
                      Aerospace & Defense - 0.4%
    140,000           Engility Corp., 8.875%, 9/1/24                                                   $   146,300
     50,000           Kratos Defense & Security Solutions, Inc., 6.5%, 11/30/25 (144A)                      51,875
                                                                                                       -----------
                                                                                                       $   198,175
                                                                                                       -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/18 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

  Principal
     Amount
     USD ($)                                                                                                 Value
                      Agricultural & Farm Machinery - 0.3%
    145,000           Titan International, Inc., 6.5%, 11/30/23 (144A)                                 $   144,638
                                                                                                       -----------
                      Building Products - 1.0%
    135,000           American Woodmark Corp., 4.875%, 3/15/26 (144A)                                  $   127,912
    133,000           Builders FirstSource, Inc., 5.625%, 9/1/24 (144A)                                    129,343
    110,000           Griffon Corp., 5.25%, 3/1/22                                                         107,019
    106,000           USG Corp., 4.875%, 6/1/27 (144A)                                                     108,385
                                                                                                       -----------
                                                                                                       $   472,659
                                                                                                       -----------
                      Construction & Engineering - 1.1%
    300,000           Amsted Industries, Inc., 5.0%, 3/15/22 (144A)                                    $   300,375
    210,000           MasTec, Inc., 4.875%, 3/15/23                                                        203,307
                                                                                                       -----------
                                                                                                       $   503,682
                                                                                                       -----------
                      Electrical Components & Equipment - 0.2%
     70,000           Exterran Energy Solutions LP / EES Finance Corp., 8.125%, 5/1/25                 $    73,850
                                                                                                       -----------
                      Industrial Conglomerates - 0.4%
     85,000           APTIM Corp., 7.75%, 6/15/25 (144A)                                               $    68,850
     85,000           Park-Ohio Industries, Inc., 6.625%, 4/15/27                                           86,063
                                                                                                       -----------
                                                                                                       $   154,913
                                                                                                       -----------
                      Industrial Machinery - 0.1%
     50,000           EnPro Industries, Inc., 5.875%, 9/15/22                                          $    51,000
                                                                                                       -----------
                      Trading Companies & Distributors - 0.4%
     25,000           H&E Equipment Services, Inc., 5.625%, 9/1/25                                     $    24,562
     18,000           United Rentals North America, Inc., 4.625%, 10/15/25                                  17,145
     18,000           United Rentals North America, Inc., 4.875%, 1/15/28                                   16,667
    135,000           United Rentals North America, Inc., 5.75%, 11/15/24                                  137,194
                                                                                                       -----------
                                                                                                       $   195,568
                                                                                                       -----------
                      Total Capital Goods                                                              $ 1,794,485
                                                                                                       -----------
                      COMMERCIAL & PROFESSIONAL SERVICES - 1.9%
                      Diversified Support Services - 0.5%
    150,000           CyrusOne LP / CyrusOne Finance Corp., 5.0%, 3/15/24                              $   150,000
     90,000           Garda World Security Corp., 8.75%, 5/15/25 (144A)                                     92,025
                                                                                                       -----------
                                                                                                       $   242,025
                                                                                                       -----------
                      Environmental & Facilities Services - 0.9%
    221,000           GFL Environmental, Inc., 5.375%, 3/1/23 (144A)                                   $   204,425
    135,000           Tervita Escrow Corp., 7.625%, 12/1/21 (144A)                                         137,700
     70,000           Waste Pro USA, Inc., 5.5%, 2/15/26 (144A)                                             67,287
                                                                                                       -----------
                                                                                                       $   409,412
                                                                                                       -----------
                      Security & Alarm Services - 0.5%
    260,000           Brink's Co., 4.625%, 10/15/27 (144A)                                             $   243,100
                                                                                                       -----------
                      Total Commercial & Professional Services                                         $   894,537
                                                                                                       -----------
                      CONSUMER DURABLES & APPAREL - 4.4%
                      Home Furnishings - 0.5%
    250,000           Tempur Sealy International, Inc., 5.5%, 6/15/26                                  $   241,875
                                                                                                       -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

  Principal
     Amount
     USD ($)                                                                                               Value
                      Homebuilding - 3.9%
    125,000           Beazer Homes USA, Inc., 5.875%, 10/15/27                                         $   108,877
    385,000           Beazer Homes USA, Inc., 6.75%, 3/15/25                                               367,675
    190,000           KB Home, 7.5%, 9/15/22                                                               204,875
    175,000           Lennar Corp., 4.5%, 6/15/19                                                          175,438
    125,000           Lennar Corp., 4.75%, 11/15/22                                                        125,000
    125,000           Lennar Corp., 4.75%, 11/29/27                                                        117,225
    125,000           MDC Holdings, Inc., 5.5%, 1/15/24                                                    126,250
    130,000           Meritage Homes Corp., 5.125%, 6/6/27                                                 120,900
    200,000           Meritage Homes Corp., 6.0%, 6/1/25                                                   202,500
    145,000           Taylor Morrison Communities, Inc. / Taylor Morrison Holdings II, Inc.,
                      5.875%, 4/15/23 (144A)                                                               144,275
    110,000           TRI Pointe Group, Inc., 5.25%, 6/1/27                                                100,925
                                                                                                       -----------
                                                                                                       $ 1,793,940
                                                                                                       -----------
                      Total Consumer Durables & Apparel                                                $ 2,035,815
                                                                                                       -----------
                      CONSUMER SERVICES - 3.4%
                      Casinos & Gaming - 1.4%
    175,000           Eldorado Resorts, Inc., 6.0%, 4/1/25                                             $   175,219
    135,000           Golden Nugget, Inc., 8.75%, 10/1/25 (144A)                                           138,673
    100,000           Scientific Games International, Inc., 5.0%, 10/15/25 (144A)                           95,250
    218,000           Scientific Games International, Inc., 10.0%, 12/1/22                                 232,600
                                                                                                       -----------
                                                                                                       $   641,742
                                                                                                       -----------
                      Hotels, Resorts & Cruise Lines - 1.1%
     95,000           Hilton Grand Vacations Borrower LLC / Hilton Grand Vacations Borrower, Inc.,
                      6.125%, 12/1/24                                                                  $    96,900
    175,000           Silversea Cruise Finance, Ltd., 7.25%, 2/1/25 (144A)                                 189,017
    238,000           Viking Cruises, Ltd., 5.875%, 9/15/27 (144A)                                         224,910
                                                                                                       -----------
                                                                                                       $   510,827
                                                                                                       -----------
                      Specialized Consumer Services - 0.9%
    200,000           Ashtead Capital, Inc., 4.125%, 8/15/25 (144A)                                    $   186,500
    125,000           Carriage Services, Inc., 6.625%, 6/1/26 (144A)                                       126,719
    130,000           StoneMor Partners LP / Cornerstone Family Services WV, 7.875%, 6/1/21                128,050
                                                                                                       -----------
                                                                                                       $   441,269
                                                                                                       -----------
                      Total Consumer Services                                                          $ 1,593,838
                                                                                                       -----------
                      DIVERSIFIED FINANCIALS - 4.9%
                      Consumer Finance - 0.4%
    200,000           Ally Financial, Inc., 4.625%, 5/19/22                                            $   199,500
                                                                                                       -----------
                      Diversified Capital Markets - 2.7%
    160,000           Avation Capital SA, 6.5%, 5/15/21 (144A)                                         $   160,800
    200,000(b)(c)     Credit Suisse Group AG, 7.125% (5 Year USD Swap Rate + 511 bps)                      203,650
    220,000           Freedom Mortgage Corp., 8.125%, 11/15/24 (144A)                                      213,400
    270,000           Freedom Mortgage Corp., 8.25%, 4/15/25 (144A)                                        264,600
    175,000           Oxford Finance LLC / Oxford Finance Co-Issuer II, Inc., 6.375%, 12/15/22 (144A)      177,625
    200,000(b)(c)     UBS Group Funding Switzerland AG, 7.125% (5 Year USD Swap Rate + 588 bps)            205,953
                                                                                                       -----------
                                                                                                       $ 1,226,028
                                                                                                       -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/18 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

  Principal
     Amount
     USD ($)                                                                                                 Value
                      Specialized Finance - 1.8%
     25,000           BlueLine Rental Finance Corp. / BlueLine Rental LLC, 9.25%, 3/15/24 (144A)       $    26,597
    200,000           Fly Leasing, Ltd., 6.375%, 10/15/21                                                  206,250
    395,000           Nationstar Mortgage LLC / Nationstar Capital Corp., 6.5%, 7/1/21                     394,013
     40,000           Park Aerospace Holdings, Ltd., 5.25%, 8/15/22 (144A)                                  39,600
    200,000           syncreon Group BV / syncreon Global Finance US, Inc., 8.625%, 11/1/21 (144A)         172,000
                                                                                                       -----------
                                                                                                       $   838,460
                                                                                                       -----------
                      Total Diversified Financials                                                     $ 2,263,988
                                                                                                       -----------
                      ENERGY - 16.3%
                      Integrated Oil & Gas - 0.4%
    192,000           Indigo Natural Resources LLC, 6.875%, 2/15/26 (144A)                             $   185,280
                                                                                                       -----------
                      Oil & Gas Drilling - 0.7%
     45,000           Ensco Plc, 7.75%, 2/1/26                                                         $    42,511
    110,000           Precision Drilling Corp., 7.125%, 1/15/26 (144A)                                     112,970
    100,000           Shelf Drilling Holdings, Ltd., 8.25%, 2/15/25 (144A)                                 100,750
     95,000           Trinidad Drilling, Ltd., 6.625%, 2/15/25 (144A)                                       91,438
                                                                                                       -----------
                                                                                                       $   347,669
                                                                                                       -----------
                      Oil & Gas Equipment & Services - 1.3%
    115,000           Archrock Partners LP / Archrock Partners Finance Corp., 6.0%, 4/1/21             $   114,137
    156,000           Archrock Partners LP / Archrock Partners Finance Corp., 6.0%, 10/1/22                154,440
     77,000           Calfrac Holdings LP, 8.5%, 6/15/26 (144A)                                             76,615
    207,000           FTS International, Inc., 6.25%, 5/1/22                                               208,801
     50,000           SESI LLC, 7.75%, 9/15/24                                                              51,313
                                                                                                       -----------
                                                                                                       $   605,306
                                                                                                       -----------
                      Oil & Gas Exploration & Production - 6.5%
    100,000           Alta Mesa Holdings LP / Alta Mesa Finance Services Corp., 7.875%, 12/15/24       $   105,875
    123,000           Antero Resources Corp., 5.0%, 3/1/25                                                 122,385
    105,000           Chaparral Energy, Inc., 8.75%, 7/15/23 (144A)                                        105,722
     47,000           Chesapeake Energy Corp., 8.0%, 12/15/22 (144A)                                        49,336
    148,000           Covey Park Energy LLC / Covey Park Finance Corp., 7.5%, 5/15/25 (144A)               150,960
    100,000           Extraction Oil & Gas, Inc., 7.375%, 5/15/24 (144A)                                   104,750
    263,000           Great Western Petroleum LLC / Great Western Finance Corp., 9.0%, 9/30/21 (144A)      268,260
    170,000           Gulfport Energy Corp., 6.0%, 10/15/24                                                163,625
     15,000           Gulfport Energy Corp., 6.625%, 5/1/23                                                 15,112
    103,000           Halcon Resources Corp., 6.75%, 2/15/25                                                96,305
    135,000           Hilcorp Energy I LP / Hilcorp Finance Co., 5.75%, 10/1/25 (144A)                     134,662
     93,000           Jagged Peak Energy LLC, 5.875%, 5/1/26 (144A)                                         91,140
     50,000           MEG Energy Corp., 6.5%, 1/15/25 (144A)                                                49,875
    138,000           MEG Energy Corp., 7.0%, 3/31/24 (144A)                                               128,685
     40,000           Newfield Exploration Co., 5.625%, 7/1/24                                              42,150
    246,000           Oasis Petroleum, Inc., 6.875%, 3/15/22                                               250,234
     30,000           Parsley Energy LLC / Parsley Finance Corp., 5.25%, 8/15/25 (144A)                     29,475
    135,000           Parsley Energy LLC / Parsley Finance Corp., 5.375%, 1/15/25 (144A)                   133,987
     20,000           Parsley Energy LLC / Parsley Finance Corp., 5.625%, 10/15/27 (144A)                   19,850
     20,000           Parsley Energy LLC / Parsley Finance Corp., 6.25%, 6/1/24 (144A)                      20,750
    125,000           QEP Resources, Inc., 5.625%, 3/1/26                                                  119,688
    100,000           Range Resources Corp., 5.0%, 3/15/23                                                  96,750

   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

  Principal
     Amount
     USD ($)                                                                                                 Value
                      Oil & Gas Exploration & Production - (continued)
     70,000           Resolute Energy Corp., 8.5%, 5/1/20                                              $    69,825
    290,000           Sanchez Energy Corp., 6.125%, 1/15/23                                                197,200
     55,000           Sanchez Energy Corp., 7.25%, 2/15/23 (144A)                                           54,450
    175,000           SM Energy Co., 6.75%, 9/15/26                                                        175,438
     80,000           SRC Energy, Inc., 6.25%, 12/1/25 (144A)                                               79,900
    120,000           WPX Energy, Inc., 5.25%, 9/15/24                                                     118,050
                                                                                                       -----------
                                                                                                       $ 2,994,439
                                                                                                       -----------
                      Oil & Gas Refining & Marketing - 1.9%
    235,000           Andeavor, 5.375%, 10/1/22                                                        $   240,299
    375,000           Calumet Specialty Products Partners LP / Calumet Finance Corp., 6.5%, 4/15/21        373,125
     40,000           EnLink Midstream Partners LP, 5.05%, 4/1/45                                           32,544
    116,000           EnLink Midstream Partners LP, 5.6%, 4/1/44                                           100,398
    115,000           PBF Holding Co., LLC / PBF Finance Corp., 7.0%, 11/15/23                             119,025
                                                                                                       -----------
                                                                                                       $   865,391
                                                                                                       -----------
                      Oil & Gas Storage & Transportation - 5.5%
    110,000           Andeavor Logistics LP / Tesoro Logistics Finance Corp., 5.25%, 1/15/25           $   112,737
    185,000           Blue Racer Midstream LLC / Blue Racer Finance Corp., 6.125%, 11/15/22 (144A)         186,850
     70,000           Blue Racer Midstream LLC / Blue Racer Finance Corp., 6.625%, 7/15/26 (144A)           69,279
    280,000           Cheniere Corpus Christi Holdings LLC, 5.875%, 3/31/25                                291,200
    165,000           Delek Logistics Partners LP / Delek Logistics Finance Corp., 6.75%, 5/15/25          165,000
     65,000           Energy Transfer Equity LP, 4.25%, 3/15/23                                             62,726
    170,000           Energy Transfer Equity LP, 5.875%, 1/15/24                                           174,250
     90,000           Genesis Energy LP / Genesis Energy Finance Corp., 6.25%, 5/15/26                      84,825
    138,000           Genesis Energy LP / Genesis Energy Finance Corp., 6.5%, 10/1/25                      132,480
     70,000           Genesis Energy LP / Genesis Energy Finance Corp., 6.75%, 8/1/22                       70,700
    150,000           Global Partners LP / GLP Finance Corp., 7.0%, 6/15/23                                148,875
    207,000           Hess Infrastructure Partners LP / Hess Infrastructure Partners Finance Corp.,
                      5.625%, 2/15/26 (144A)                                                               206,483
    135,000           PBF Logistics LP / PBF Logistics Finance Corp., 6.875%, 5/15/23                      136,181
    130,000           Sunoco LP / Sunoco Finance Corp., 4.875%, 1/15/23 (144A)                             124,800
    125,000           Targa Resources Partners LP / Targa Resources Partners Finance Corp.,
                      4.125%, 11/15/19                                                                     125,000
     75,000           Targa Resources Partners LP / Targa Resources Partners Finance Corp.,
                      5.0%, 1/15/28 (144A)                                                                  69,750
    135,000           Targa Resources Partners LP / Targa Resources Partners Finance Corp.,
                      5.25%, 5/1/23                                                                        135,000
     65,000           TransMontaigne Partners LP / TLP Finance Corp., 6.125%, 2/15/26                       65,650
     95,000           Williams Cos., Inc., 4.55%, 6/24/24                                                   95,000
     95,000           Williams Cos., Inc., 5.75%, 6/24/44                                                   98,206
                                                                                                       -----------
                                                                                                       $ 2,554,992
                                                                                                       -----------
                      Total Energy                                                                     $ 7,553,077
                                                                                                       -----------
                      FOOD & STAPLES RETAILING - 1.1%
                      Food Retail - 1.1%
    140,000           C&S Group Enterprises LLC, 5.375%, 7/15/22 (144A)                                $   137,200
    165,000           Darling Ingredients, Inc., 5.375%, 1/15/22                                           167,063
    200,000           Ingles Markets, Inc., 5.75%, 6/15/23                                                 197,000
                                                                                                       -----------
                      Total Food & Staples Retailing                                                   $   501,263
                                                                                                       -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/18 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

  Principal
     Amount
     USD ($)                                                                                                 Value
                      FOOD, BEVERAGE & TOBACCO - 1.3%
                      Packaged Foods & Meats - 1.0%
    162,000           JBS USA LUX SA / JBS USA Finance, Inc., 6.75%, 2/15/28 (144A)                    $   153,041
    197,000           Pilgrim's Pride Corp., 5.875%, 9/30/27 (144A)                                        182,717
     45,000           Post Holdings, Inc., 5.0%, 8/15/26 (144A)                                             41,963
    110,000           Post Holdings, Inc., 5.625%, 1/15/28 (144A)                                          103,125
                                                                                                       -----------
                                                                                                       $   480,846
                                                                                                       -----------
                      Tobacco - 0.3%
     22,000           Alliance One International, Inc., 8.5%, 4/15/21 (144A)                           $    22,660
    109,000           Alliance One International, Inc., 9.875%, 7/15/21                                     99,463
                                                                                                       -----------
                                                                                                       $   122,123
                                                                                                       -----------
                      Total Food, Beverage & Tobacco                                                   $   602,969
                                                                                                       -----------
                      HEALTH CARE EQUIPMENT & SERVICES - 5.2%
                      Health Care Equipment - 0.7%
    338,000           Wright Medical Group, Inc., 1.625%, 6/15/23                                      $   335,296
                                                                                                       -----------
                      Health Care Facilities - 2.2%
     50,000           CHS/Community Health Systems, Inc., 6.25%, 3/31/23                               $    45,813
     22,000           CHS/Community Health Systems, Inc., 6.875%, 2/1/22                                    11,220
      2,000           CHS/Community Health Systems, Inc., 8.125%, 6/30/24 (144A)                             1,649
    400,000           HCA, Inc., 5.25%, 6/15/26                                                            397,280
    355,000           Kindred Healthcare, Inc., 6.375%, 4/15/22                                            365,650
    190,000           RegionalCare Hospital Partners Holdings, Inc., 8.25%, 5/1/23 (144A)                  199,856
                                                                                                       -----------
                                                                                                       $ 1,021,468
                                                                                                       -----------
                      Health Care Services - 0.6%
     80,000           BioScrip, Inc., 8.875%, 2/15/21                                                  $    76,400
    190,000           Team Health Holdings, Inc., 6.375%, 2/1/25 (144A)                                    163,400
     33,000           Universal Hospital Services, Inc., 7.625%, 8/15/20                                    32,917
                                                                                                       -----------
                                                                                                       $   272,717
                                                                                                       -----------
                      Managed Health Care - 1.7%
    180,000           Centene Corp., 4.75%, 5/15/22                                                    $   181,125
     70,000           Centene Corp., 4.75%, 1/15/25                                                         69,650
    200,000           Molina Healthcare, Inc., 5.375%, 11/15/22                                            201,250
    305,000           WellCare Health Plans, Inc., 5.25%, 4/1/25                                           303,475
                                                                                                       -----------
                                                                                                       $   755,500
                                                                                                       -----------
                      Total Health Care Equipment & Services                                           $ 2,384,981
                                                                                                       -----------
                      INSURANCE - 0.3%
                      Life & Health Insurance - 0.2%
     63,000           Centene Escrow I Corp., 5.375%, 6/1/26 (144A)                                    $    63,827
                                                                                                       -----------
                      Reinsurance - 0.1%
     50,000+(e)(f)    Lorenz Re 2017, Variable Rate Notes, 3/31/20                                     $    46,570
     13,968+(e)(f)    Lorenz Re 2018, Variable Rate Notes, 7/1/21                                           13,968
                                                                                                       -----------
                                                                                                       $    60,538
                                                                                                       -----------
                      Total Insurance                                                                  $   124,365
                                                                                                       -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

  Principal
     Amount
     USD ($)                                                                                           Value
                      MATERIALS - 6.9%
                      Commodity Chemicals - 0.9%
    151,000           NOVA Chemicals Corp., 4.875%, 6/1/24 (144A)                                      $   143,450
    225,000           Olin Corp., 5.0%, 2/1/30                                                             212,625
     50,000           Valvoline, Inc., 4.375%, 8/15/25                                                      46,500
                                                                                                       -----------
                                                                                                       $   402,575
                                                                                                       -----------
                      Diversified Chemicals - 1.0%
    100,000           CF Industries, Inc., 3.45%, 6/1/23                                               $    94,624
    200,000           Chemours Co., 7.0%, 5/15/25                                                          214,500
     60,000           Hexion US Finance Corp., 6.625%, 4/15/20                                              56,184
     70,000           Nufarm Australia, Ltd. / Nufarm Americas, Inc., 5.75%, 4/30/26 (144A)                 67,900
                                                                                                       -----------
                                                                                                       $   433,208
                                                                                                       -----------
                      Diversified Metals & Mining - 0.2%
     50,000           Hudbay Minerals, Inc., 7.25%, 1/15/23 (144A)                                     $    51,500
     50,000           Hudbay Minerals, Inc., 7.625%, 1/15/25 (144A)                                         52,375
                                                                                                       -----------
                                                                                                       $   103,875
                                                                                                       -----------
                      Metal & Glass Containers - 1.4%
    102,000           Ball Corp., 5.25%, 7/1/25                                                        $   104,040
    515,000           Crown Cork & Seal Co., Inc., 7.375%, 12/15/26                                        556,200
                                                                                                       -----------
                                                                                                       $   660,240
                                                                                                       -----------
                      Paper Packaging - 0.1%
     65,000           Plastipak Holdings, Inc., 6.25%, 10/15/25 (144A)                                 $    59,800
                                                                                                       -----------
                      Silver - 0.3%
    125,000           Coeur Mining, Inc., 5.875%, 6/1/24                                               $   120,625
                                                                                                       -----------
                      Specialty Chemicals - 1.5%
    150,000           A Schulman, Inc., 6.875%, 6/1/23                                                 $   157,950
    150,000           GCP Applied Technologies, Inc., 5.5%, 4/15/26 (144A)                                 147,375
    145,000           Ingevity Corp., 4.5%, 2/1/26 (144A)                                                  136,662
    250,000           Kraton Polymers LLC / Kraton Polymers Capital Corp., 7.0%, 4/15/25 (144A)            258,750
                                                                                                       -----------
                                                                                                       $   700,737
                                                                                                       -----------
                      Steel - 1.5%
     75,000           Commercial Metals Co., 5.375%, 7/15/27                                           $    71,250
    250,000           Commercial Metals Co., 5.75%, 4/15/26 (144A)                                         243,125
     65,000           SunCoke Energy Partners LP / SunCoke Energy Partners Finance Corp.,
                      7.5%, 6/15/25 (144A)                                                                  66,138
    317,000           United States Steel Corp., 6.25%, 3/15/26                                            312,644
                                                                                                       -----------
                                                                                                       $   693,157
                                                                                                       -----------
                      Total Materials                                                                  $ 3,174,217
                                                                                                       -----------
                      MEDIA - 6.0%
                      Advertising - 0.5%
    282,000           MDC Partners, Inc., 6.5%, 5/1/24 (144A)                                          $   244,635
                                                                                                       -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/18 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

  Principal
     Amount
     USD ($)                                                                                                 Value
                      Broadcasting - 2.3%
    515,000           CCO Holdings LLC / CCO Holdings Capital Corp., 5.5%, 5/1/26 (144A)               $   499,396
     50,000           CCO Holdings LLC / CCO Holdings Capital Corp., 5.75%, 2/15/26 (144A)                  49,125
    200,000           CSC Holdings LLC, 5.375%, 2/1/28 (144A)                                              185,000
    110,000           Gray Television, Inc., 5.125%, 10/15/24 (144A)                                       105,292
    133,000           Gray Television, Inc., 5.875%, 7/15/26 (144A)                                        126,516
    100,000           Sinclair Television Group, Inc., 5.875%, 3/15/26 (144A)                               97,250
                                                                                                       -----------
                                                                                                       $ 1,062,579
                                                                                                       -----------
                      Cable & Satellite - 2.6%
    200,000           Altice Financing SA, 6.625%, 2/15/23 (144A)                                      $   197,100
    200,000           Altice US Finance I Corp., 5.375%, 7/15/23 (144A)                                    199,000
     84,000           Hughes Satellite Systems Corp., 5.25%, 8/1/26                                         78,750
    135,000           Sirius XM Radio, Inc., 5.0%, 8/1/27 (144A)                                           126,394
    104,000           Sirius XM Radio, Inc., 5.375%, 7/15/26 (144A)                                        100,100
    475,000           Videotron, Ltd., 5.375%, 6/15/24 (144A)                                              486,281
                                                                                                       -----------
                                                                                                       $ 1,187,625
                                                                                                       -----------
                      Movies & Entertainment - 0.6%
    120,000           Cinemark USA, Inc., 4.875%, 6/1/23                                               $   117,585
    150,000           VOC Escrow, Ltd., 5.0%, 2/15/28 (144A)                                               141,706
                                                                                                       -----------
                                                                                                       $   259,291
                                                                                                       -----------
                      Total Media                                                                      $ 2,754,130
                                                                                                       -----------
                      PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 3.1%
                      Pharmaceuticals - 3.1%
    130,000           Endo Finance LLC, 5.75%, 1/15/22 (144A)                                          $   116,350
    140,000           Endo Finance LLC / Endo Finco, Inc., 5.375%, 1/15/23 (144A)                          112,000
    220,000           Horizon Pharma, Inc. / Horizon Pharma USA, Inc., 8.75%, 11/1/24 (144A)               236,225
    100,000           Valeant Pharmaceuticals International, 8.5%, 1/31/27 (144A)                          101,250
     80,000           Valeant Pharmaceuticals International, Inc., 5.5%, 11/1/25 (144A)                     78,840
    840,000           VRX Escrow Corp., 5.875%, 5/15/23 (144A)                                             789,075
                                                                                                       -----------
                      Total Pharmaceuticals, Biotechnology & Life Sciences                             $ 1,433,740
                                                                                                       -----------
                      REAL ESTATE - 1.8%
                      Diversified REIT - 0.3%
    130,000           MPT Operating Partnership LP / MPT Finance Corp., 5.5%, 5/1/24                   $   131,625
                                                                                                       -----------
                      Real Estate Services - 0.5%
    235,000           Kennedy-Wilson, Inc., 5.875%, 4/1/24                                             $   227,950
                                                                                                       -----------
                      Specialized REIT - 1.0%
    200,000           Iron Mountain, Inc., 5.75%, 8/15/24                                              $   196,000
    310,000           Uniti Group LP / Uniti Group Finance, Inc. / CSL Capital LLC,
                      6.0%, 4/15/23 (144A)                                                                 298,956
                                                                                                       -----------
                                                                                                       $   494,956
                                                                                                       -----------
                      Total Real Estate                                                                $   854,531
                                                                                                       -----------
                      RETAILING - 1.6%
                      Apparel Retail - 0.2%
     80,000           L Brands, Inc., 5.25%, 2/1/28                                                    $    71,100
                                                                                                       -----------
                      Automotive Retail - 0.5%
    250,000           Asbury Automotive Group, Inc., 6.0%, 12/15/24                                    $   247,735
                                                                                                       -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

  Principal
     Amount
     USD ($)                                                                                                 Value
                      Department Stores - 0.1%
     35,000           JC Penney Corp., Inc., 8.625%, 3/15/25 (144A)                                    $    29,663
                                                                                                       -----------
                      Internet & Direct Marketing Retail - 0.5%
    274,000           Netflix, Inc., 4.375%, 11/15/26                                                  $   256,135
                                                                                                       -----------
                      Specialty Stores - 0.3%
    190,000           PetSmart, Inc., 5.875%, 6/1/25 (144A)                                            $   146,319
                                                                                                       -----------
                      Total Retailing                                                                  $   750,952
                                                                                                       -----------
                      SOFTWARE & SERVICES - 2.8%
                      Application Software - 0.3%
    135,000           Open Text Corp., 5.875%, 6/1/26 (144A)                                           $   137,700
                                                                                                       -----------
                      Data Processing & Outsourced Services - 1.4%
    285,000           Alliance Data Systems Corp., 5.875%, 11/1/21 (144A)                              $   290,700
    125,000           Cardtronics, Inc. / Cardtronics USA, Inc., 5.5%, 5/1/25 (144A)                       113,125
    155,000           First Data Corp., 5.0%, 1/15/24 (144A)                                               153,838
     95,000           First Data Corp., 7.0%, 12/1/23 (144A)                                                98,950
                                                                                                       -----------
                                                                                                       $   656,613
                                                                                                       -----------
                      IT Consulting & Other Services - 1.1%
    155,000           Iron Mountain US Holdings, Inc., 5.375%, 6/1/26 (144A)                           $   147,250
    330,000           Rackspace Hosting, Inc., 8.625%, 11/15/24 (144A)                                     331,650
                                                                                                       -----------
                                                                                                       $   478,900
                                                                                                       -----------
                      Total Software & Services                                                        $ 1,273,213
                                                                                                       -----------
                      TECHNOLOGY HARDWARE & EQUIPMENT - 1.4%
                      Communications Equipment - 0.4%
     90,000           CommScope Technologies LLC, 6.0%, 6/15/25 (144A)                                 $    91,912
     75,000           Plantronics, Inc., 5.5%, 5/31/23 (144A)                                               75,038
                                                                                                       -----------
                                                                                                       $   166,950
                                                                                                       -----------
                      Electronic Components - 0.2%
EUR 100,000           Belden, Inc., 3.875%, 3/15/28 (144A)                                             $   110,666
                                                                                                       -----------
                      Electronic Equipment & Instruments - 0.3%
    125,000           Itron, Inc., 5.0%, 1/15/26 (144A)                                                $   118,712
                                                                                                       -----------
                      Electronic Manufacturing Services - 0.1%
     45,000           TTM Technologies, Inc., 5.625%, 10/1/25 (144A)                                   $    43,875
                                                                                                       -----------
                      Technology Hardware, Storage & Peripherals - 0.4%
    220,000           Diebold Nixdorf, Inc., 8.5%, 4/15/24                                             $   210,723
                                                                                                       -----------
                      Total Technology Hardware & Equipment                                            $   650,926
                                                                                                       -----------
                      TELECOMMUNICATION SERVICES - 5.7%
                      Integrated Telecommunication Services - 3.0%
    150,000           CenturyLink, Inc., 6.45%, 6/15/21                                                $   154,225
    451,000           Frontier Communications Corp., 8.75%, 4/15/22                                        381,095
     75,000           Frontier Communications Corp., 11.0%, 9/15/25                                         59,978
    300,000           Level 3 Financing, Inc., 5.25%, 3/15/26                                              285,330
    200,000           Wind Tre S.p.A., 5.0%, 1/20/26 (144A)                                                158,500
    395,000           Windstream Services LLC, 7.75%, 10/15/20                                             354,513
     10,000           Windstream Services LLC / Windstream Finance Corp., 8.625%, 10/31/25 (144A)            9,500
                                                                                                       -----------
                                                                                                       $ 1,403,141
                                                                                                       -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/18 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

  Principal
     Amount
     USD ($)                                                                                                 Value
                      Wireless Telecommunication Services - 2.7%
    435,000           Sprint Corp., 7.125%, 6/15/24                                                    $   439,171
    330,000           Sprint Corp., 7.25%, 9/15/21                                                         343,200
     75,000           T-Mobile USA, Inc., 6.0%, 3/1/23                                                      77,475
    155,000           T-Mobile USA, Inc., 6.0%, 4/15/24                                                    160,425
    215,000           T-Mobile USA, Inc., 6.5%, 1/15/26                                                    221,719
                                                                                                       -----------
                                                                                                       $ 1,241,990
                                                                                                       -----------
                      Total Telecommunication Services                                                 $ 2,645,131
                                                                                                       -----------
                      TRANSPORTATION - 0.2%
                      Airlines - 0.2%
     70,000           DAE Funding LLC, 4.5%, 8/1/22 (144A)                                             $    67,900
                                                                                                       -----------
                      Total Transportation                                                             $    67,900
                                                                                                       -----------
                      UTILITIES - 3.1%
                      Electric Utilities - 0.1%
     35,000           NextEra Energy Operating Partners LP, 4.25%, 9/15/24 (144A)                      $    33,688
                                                                                                       -----------
                      Gas Utilities - 1.1%
     50,000           AmeriGas Partners LP / AmeriGas Finance Corp., 5.5%, 5/20/25                     $    48,437
     30,000           DCP Midstream Operating LP, 3.875%, 3/15/23                                           28,988
     49,000           DCP Midstream Operating LP, 4.95%, 4/1/22                                             49,551
    210,000           Ferrellgas LP / Ferrellgas Finance Corp., 6.75%, 1/15/22                             190,050
    250,000           Ferrellgas LP / Ferrellgas Finance Corp., 6.75%, 6/15/23                             217,500
                                                                                                       -----------
                                                                                                       $   534,526
                                                                                                       -----------
                      Independent Power Producers & Energy Traders - 1.9%
     55,000           Calpine Corp., 5.25%, 6/1/26 (144A)                                              $    51,803
    172,000           Calpine Corp., 5.75%, 1/15/25                                                        157,272
    223,000           NRG Energy, Inc., 6.625%, 1/15/27                                                    229,132
    180,000           TerraForm Power Operating LLC, 4.25%, 1/31/23 (144A)                                 173,700
    107,000           TerraForm Power Operating LLC, 5.0%, 1/31/28 (144A)                                  101,383
    161,000           Vistra Energy Corp., 8.0%, 1/15/25 (144A)                                            172,874
                                                                                                       -----------
                                                                                                       $   886,164
                                                                                                       -----------
                      Total Utilities                                                                  $ 1,454,378
                                                                                                       -----------
                      TOTAL CORPORATE BONDS
                      (Cost $36,187,195)                                                               $35,703,674
                                                                                                       -----------
                      SENIOR SECURED FLOATING RATE LOAN INTERESTS - 2.0% of Net Assets*(g)
                      CAPITAL GOODS - 0.4%
                      Aerospace & Defense - 0.1%
     46,050           DynCorp International, Inc., Term Loan B2, 8.088% (LIBOR + 600 bps), 7/7/20      $    46,261
                                                                                                       -----------
                      Building Products - 0.3%
    130,207           Builders FirstSource, Inc., Refinancing Term Loan, 5.334% (LIBOR + 300 bps),
                      2/29/24                                                                          $   130,428
                                                                                                       -----------
                      Total Capital Goods                                                              $   176,689
                                                                                                       -----------
                      CONSUMER SERVICES - 0.1%
                      Casinos & Gaming - 0.1%
     49,023           Golden Nugget, Inc. (aka Landry's Inc.), Initial Term B Loan,
                      4.823% (LIBOR + 275 bps), 10/4/23                                                $    49,050
                                                                                                       -----------
                      Total Consumer Services                                                          $    49,050
                                                                                                       -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST



  Principal
     Amount
     USD ($)                                                                                                 Value
                      HOUSEHOLD & PERSONAL PRODUCTS - 0.4%
                      Personal Products - 0.4%
    246,921           Revlon Consumer Products Corp., Initial Term B Loan, 5.594%
                      (LIBOR + 350 bps), 9/7/23                                                        $   192,643
                                                                                                       -----------
                      Total Household & Personal Products                                              $   192,643
                                                                                                       -----------
                      MATERIALS - 0.7%
                      Diversified Metals & Mining - 0.3%
    130,000           Aleris International, Inc., Initial Term Loan, 6.856% (LIBOR + 475 bps),
                      2/27/23                                                                          $   129,106
                                                                                                       -----------
                      Steel - 0.4%
    220,517           Zekelman Industries, Inc. (fka JMC Steel Group, Inc.), Term Loan,
                      4.582% (LIBOR + 225 bps), 6/14/21                                                $   220,621
                                                                                                       -----------
                      Total Materials                                                                  $   349,727
                                                                                                       -----------
                      MEDIA - 0.1%
                      Broadcasting - 0.1%
     37,831           Univision Communications, Inc., 2017 Replacement Repriced First Lien Term Loan,
                      4.844% (LIBOR + 275 bps), 3/15/24                                                $    36,628
                                                                                                       -----------
                      Total Media                                                                      $    36,628
                                                                                                       -----------
                      RETAILING - 0.3%
                      Department Stores - 0.3%
    149,221           Neiman Marcus Group, Ltd. LLC, Other Term Loan, 5.263% (LIBOR + 325 bps),
                      10/25/20                                                                         $   132,620
                                                                                                       -----------
                      Total Retailing                                                                  $   132,620
                                                                                                       -----------
                      TOTAL SENIOR SECURED FLOATING RATE LOAN INTERESTS
                      (Cost $969,478)                                                                  $   937,357
                                                                                                       -----------
                      U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 4.6% of Net Assets
    235,000(d)        Federal Home Loan Bank Discount Notes, 7/31/18                                   $   234,646
                                                                                                       -----------
  1,900,000(d)        U.S. Treasury Bills, 7/5/18                                                      $ 1,899,737
                                                                                                       -----------
                      TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
                      (Cost $2,134,254)                                                                $ 2,134,383
                                                                                                       -----------

     Shares                                                                                                  Value
                      RIGHTS/WARRANTS - 0.0% of Net Assets
                      HEALTH CARE EQUIPMENT & SERVICES - 0.0%+
                      Health Care Services - 0.0%+
         80^(a)       BioScrip, Inc., 6/30/25                                                          $        57
         80^(a)       BioScrip, Inc., 6/30/25                                                                   70
                                                                                                       -----------
                      Total Health Care Equipment & Services                                           $       127
                                                                                                       -----------
                      TOTAL RIGHTS/WARRANTS
                      (Cost $-)                                                                        $       127
                                                                                                       -----------
                      TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS - 96.0%
                      (Cost $44,452,554)                                                               $44,446,999
                                                                                                       -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/18 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

                                                                                       Change
                                                                                       in Net
                                                                          Net          Unrealized
                                                              Dividend    Realized     Appreciation
     Shares                                                   Income      Gain (Loss)  (Depreciation)  Value
                      AFFILIATED ISSUER - 2.6%
                      CLOSED-END FUND - 2.6% of Net Assets
                      INSURANCE - 2.6%
                      Property & Casualty Insurance - 2.6%
    122,642           Pioneer ILS Interval Fund(h)            $-          $-           $38,019         $ 1,189,623
                                                                                                       -----------
                      Total Insurance                                                                  $ 1,189,623
                                                                                                       -----------
                      TOTAL CLOSED-END FUND
                      (Cost $1,300,000)                                                                $ 1,189,623
                                                                                                       -----------
                      TOTAL INVESTMENTS IN AFFILIATED ISSUER - 2.6%
                      (Cost $1,300,000)                                                                $ 1,189,623
                                                                                                       -----------
                      OTHER ASSETS AND LIABILITIES - 1.4%                                              $   641,315
                                                                                                       -----------
                      NET ASSETS - 100.0%                                                              $46,277,937
                                                                                                       ===========

BPS       Basis Point.

LIBOR     London Interbank Offered Rate.

REIT      Real Estate Investment Trust.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At June 30, 2018, the value of these securities amounted to $16,856,475, or 36.4% of net assets.

+         Amount rounds to less than 0.1%.

* Senior secured floating rate loan interests in which the Portfolio invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR, (ii) the prime rate offered by one or more major United States banks, (iii) the rate of a certificate of deposit or (iv) other base lending rates used by commercial lenders. The interest rate shown is the rate accruing at June 30, 2018.

+ Securities that used significant unobservable inputs to determine their value.

^ Security is valued using fair value methods (other than prices supplied by independent pricing services). See Notes to Financial Statements -- Note 1A.

(a)       Non-income producing security.

(b)       Security is perpetual in nature and has no stated maturity date.

(c) The interest rate is subject to change periodically. The interest rate and/or reference index and spread shown at June 30, 2018.

(d) Security issued with a zero coupon. Income is recognized through accretion of discount.

(e) Structured reinsurance investment. At June 30, 2018, the value of these securities amounted to $60,538, or 0.1% of net assets. See Notes to Financial Statements -- Note 1G.

(f)       Rate to be determined.

(g) Floating rate note. Coupon rate, reference index and spread shown at June 30, 2018.

(h) Pioneer ILS Interval Fund is an affiliated fund managed by Amundi Pioneer Asset Management, Inc. (the "Adviser").

   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

FUTURES CONTRACT
INDEX FUTURES CONTRACT

Number of
Contracts                                          Expiration           Notional                 Market                   Unrealized
Short                     Description              Date                 Amount                   Value                  Appreciation
8                         S&P 500 EMINI            9/21/18              $1,115,320               $1,088,600                  $26,720
                                                                        ----------               ----------                  -------
                                                                        $1,115,320               $1,088,600                  $26,720
                                                                        ==========               ==========                  =======

TOTAL FUTURES CONTRACT

SWAP CONTRACTS
CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACT - SELL PROTECTION

Notional                                                Pay/          Annual       Expiration    Premiums     Unrealized      Market
Amount ($)(1)  Obligation Reference/Index               Receive(2)    Fixed Rate   Date          Paid       Appreciation       Value
915,569        Markit CDX North America High
               Yield Index Series 27                    Receive       5.00%        12/20/21      $64,658          $1,283     $65,941
                                                                                                 -------          ------     -------

OVER THE COUNTER (OTC) CREDIT DEFAULT SWAP CONTRACTS - SELL PROTECTION

Notional                                   Obligation              Pay/       Annual     Expiration Premiums     Unrealized   Market
Amount ($)(1)  Counterparty                Reference/Index         Receive(2) Fixed Rate Date       (Received) Appreciation    Value
 40,000        Goldman Sachs International Chesapeake Energy Corp. Receive    5.00%      6/20/22    $ (4,900)       $ 6,523  $ 1,623
 25,000        Goldman Sachs International Chesapeake Energy Corp. Receive    5.00%      6/20/22      (3,062)         4,078    1,016
 40,000        Goldman Sachs International Chesapeake Energy Corp. Receive    5.00%      6/20/22      (4,500)         6,124    1,624
                                                                                                    --------        -------  -------
TOTAL OVER THE COUNTER (OTC) CREDIT DEFAULT SWAP CONTRACTS - SELL PROTECTION                        $(12,462)       $16,725  $ 4,263
                                                                                                    --------        -------  -------
TOTAL SWAP CONTRACTS                                                                                $ 52,196        $18,008  $70,204
                                                                                                    ========        =======  =======

(1) The notional amount is the maximum amount that a seller of credit protection would be obligated to pay upon occurrence of a credit event.

(2)  Receives Quarterly.

Principal amounts are denominated in U.S. dollars unless otherwise noted.

EUR -- Euro

Purchases and sales of securities (excluding temporary cash investments) for the six months ended June 30, 2018, aggregated $12,123,216 and $18,514,786, respectively.

The Portfolio is permitted to engage in purchase and sale transactions ("cross trades") with certain funds and accounts for which the Adviser serves as the Portfolio's investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the six months ended June 30, 2018, the Portfolio engaged in purchases and sales pursuant to these procedures amounting to $154,670 and $1,941,972, respectively resulting in a net realized loss of $7,741.

At June 30, 2018, the net unrealized depreciation on investments based on cost for federal tax purposes of $45,911,092 was as follows:

     Aggregate gross unrealized appreciation for all investments in
     which there is an excess of value over tax cost                 $ 1,370,797
     Aggregate gross unrealized depreciation for all investments in
     which there is an excess of tax cost over value                  (1,548,343)
                                                                     -----------
     Net unrealized depreciation                                     $  (177,546)
                                                                     ===========

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels below.

Level 1 - quoted prices in active markets for identical securities.

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements -- Note 1A.

Level 3 - significant unobservable inputs (including the Portfolio 's own assumptions in determining fair value of investments). See Notes to Financial Statements -- Note 1A.

   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/18 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

The following is a summary of the inputs used as of June 30, 2018, in valuing the Portfolio's investments.

                                                     Level 1         Level 2           Level 3        Total
Common Stocks                                       $1,042,190    $           --    $        --    $ 1,042,190
Convertible Preferred Stocks
   Health Care Equipment & Services                         --                --          2,698          2,698
   All Other Convertible Preferred Stocks              476,579                --             --        476,579
Preferred Stock                                         74,192                --             --         74,192
Collateralized Mortgage Obligations                         --           147,402        147,402
Convertible Corporate Bonds                                 --         3,928,397             --      3,928,397
Corporate Bonds
   Insurance
       Reinsurance                                          --                --         60,538         60,538
   All Other Corporate Bonds                                --        35,643,136             --     35,643,136
Senior Secured Floating Rate Loan Interests                 --           937,357             --        937,357
U.S. Government and Agency Obligations                      --         2,134,383             --      2,134,383
Rights/Warrants
   Health Care Equipment & Services
       Health Care Services                                 --                --            127            127
Closed-End Fund
   Insurance
       Property & Casualty Insurance                        --         1,189,623             --      1,189,623
                                                    ----------    --------------    -----------    -----------
Total Investments in Securities                     $1,592,961    $   43,980,298    $    63,363    $45,636,622
                                                    ==========    ==============    ===========    ===========
Other Financial Instruments
Unrealized appreciation on futures contracts        $   26,720    $           --    $        --    $    26,720
Swap contracts, at value                                    --            70,204             --         70,204
                                                    ----------    --------------    -----------    -----------
Total Other Financial Instruments                   $   26,720    $       70,204    $        --    $    96,924
                                                    ==========    ==============    ===========    ===========

The following is a reconciliation of assets valued using significant unobservable inputs (Level 3):

                                                      Convertible
                                                       Preferred        Corporate
                                                        Stocks            Bonds         Warrants        Total
Balance as of 12/31/17                                  $2,741           $45,940           $130        $48,811
Realized gain (loss)(1)                                     --                --             --             --
Change in unrealized appreciation (depreciation)(2)        (43)              630             (3)           584
Accrued discounts/premiums                                  --                --             --             --
Purchases                                                   --            13,968             --         13,968
Sales                                                       --                --             --             --
Transfers in to Level 3*                                    --                --             --             --
Transfer out of Level 3*                                    --                --             --             --
                                                        ------           -------           ----        -------
Balance as of 6/30/18                                   $2,698           $60,538           $127        $63,363
                                                        ======           =======           ====        =======

(1)  Realized gain (loss) on these securities is included in the realized gain
     (loss) on investments in the Statement of Operations.

(2) Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

* Transfers are calculated on the beginning of period values. For the six months ended June 30, 2018, there were no transfers between Levels 1, 2 and 3.

Net change in unrealized appreciation (depreciation) of Level 3
investments still held and considered Level 3 at June 30, 2018:           $5,064
                                                                          ======

   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 6/30/18 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS:
  Investments in unaffiliated issuers, at value (cost $44,452,554)                               $44,446,999
  Investments in affiliated issuers, at value (cost $1,300,000)                                    1,189,623
  Swaps collateral                                                                                   126,202
  Futures collateral                                                                                  75,000
  Swap contracts, at value (net premiums paid $52,196)                                                70,204
  Unrealized appreciation on futures contracts                                                        26,720
  Receivables --
     Investment securities sold                                                                       80,613
     Portfolio shares sold                                                                            17,763
     Dividends                                                                                         4,116
     Interest                                                                                        566,050
  Other assets                                                                                        17,392
                                                                                                 -----------
         Total assets                                                                            $46,620,682
                                                                                                 -----------
LIABILITIES:
   Due to Custodian                                                                              $    41,947
   Payables --
     Investment securities purchased                                                                 112,502
     Portfolio shares repurchased                                                                     44,332
     Professional fees                                                                                20,550
     Printing expense                                                                                 16,556
   Due to broker for swaps                                                                            64,277
   Due to broker for futures                                                                          26,720
   Variation margin for futures contracts                                                                800
   Variation margin for swaps contracts                                                                  530
   Due to affiliates                                                                                   3,313
   Accrued expenses                                                                                   11,218
                                                                                                 -----------
          Total liabilities                                                                      $   342,745
                                                                                                 -----------
NET ASSETS:
  Paid-in capital                                                                                $46,541,819
  Undistributed net investment income                                                                256,827
  Accumulated net realized loss on investments                                                      (449,467)
  Net unrealized depreciation on investments                                                         (71,242)
                                                                                                 -----------
        Net assets                                                                               $46,277,937
                                                                                                 -----------
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
   Class I (based on $36,196,123/3,887,934 shares)                                               $      9.31
                                                                                                 ===========
   Class II (based on $10,081,814/1,095,756 shares)                                              $      9.20
                                                                                                 ===========

   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (UNAUDITED)
--------------------------------------------------------------------------------

  For the Six Months Ended 6/30/18

INVESTMENT INCOME:
  Interest from unaffiliated issuers                                           $  1,417,053
  Dividends from unaffiliated issuers (net of foreign taxes withheld of $82)         31,064
                                                                               ------------
        Total investment income                                                                $  1,448,117
                                                                                               ------------
EXPENSES:
  Management fees                                                              $    159,301
  Administrative expense                                                             28,627
  Distribution fees
     Class II                                                                        12,818
  Custodian fees                                                                      5,982
  Professional fees                                                                  27,052
  Printing expense                                                                   15,596
  Pricing expense                                                                    13,635
  Trustees' fees                                                                      3,552
  Miscellaneous                                                                       1,666
                                                                               ------------
     Total expenses                                                                            $    268,229
                                                                                               ------------
         Net investment income                                                                 $  1,179,888
                                                                                               ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on:
    Investments in unaffiliated issuers                                        $    566,989
    Swap contracts                                                                   50,432
    Futures contracts                                                               (49,228)
    Other assets and liabilities denominated in foreign currencies                      666    $    568,859
                                                                               ------------    ------------
  Change in net unrealized appreciation (depreciation) on:
    Investments in unaffiliated issuers                                        $ (1,850,142)
    Investments in affiliated issuers                                                38,019
    Swap contracts                                                                  (28,524)
    Futures contracts                                                                30,845
    Other assets and liabilities denominated in foreign currencies                      (38)   $ (1,809,840)
                                                                               ------------    ------------
  Net realized and unrealized gain (loss) on investments                                       $ (1,240,981)
                                                                                               ============
  Net decrease in net assets resulting from operations                                         $    (61,093)
                                                                                               ============

   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio               PIONEER VARIABLE CONTRACTS TRUST

-------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------

                                                                                Six Months
                                                                                  Ended
                                                                                 6/30/18         Year Ended
                                                                               (unaudited)        12/31/17
FROM OPERATIONS:
Net investment income (loss)                                                   $  1,179,888    $  2,712,862
Net realized gain (loss) on investments                                             568,859       1,533,298
Change in net unrealized appreciation (depreciation) on investments              (1,809,840)       (150,074)
                                                                               ------------    ------------
      Net increase (decrease) in net assets resulting from operations          $    (61,093)   $  4,096,086
                                                                               ------------    ------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
      Class I ($0.22 and $0.43 per share, respectively)                        $   (975,848)   $ (2,199,112)
      Class II ($0.20 and $0.41 per share, respectively)                           (226,189)       (510,436)
                                                                               ------------    ------------
         Total distributions to shareowners                                    $ (1,202,037)   $ (2,709,548)
                                                                               ------------    ------------
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sales of shares                                              $  6,719,869    $ 14,332,000
Reinvestment of distributions                                                     1,198,695       2,709,548
Cost of shares repurchased                                                      (14,699,321)    (24,588,052)
                                                                               ------------    ------------
      Net decrease in net assets resulting from Portfolio share transactions   $ (6,780,757)   $ (7,546,504)
                                                                               ------------    ------------
      Net decrease in net assets                                               $ (8,043,887)   $ (6,159,966)
NET ASSETS:
Beginning of period                                                            $ 54,321,824    $ 60,481,790
                                                                               ------------    ------------
End of period                                                                  $ 46,277,937    $ 54,321,824
                                                                               ============    ============
Undistributed net investment income                                            $    256,827    $    278,976
                                                                               ============    ============


                                           Six Months       Six Months
                                              Ended            Ended
                                             6/30/18          6/30/18          Year Ended      Year Ended
                                              Shares          Amount            12/31/17       12/31/17
                                           (unaudited)      (unaudited)          Shares         Amount
CLASS I
Shares sold                                  505,647      $  4,728,472          594,385      $  5,646,390
Reinvestment of distributions                103,727           973,072          231,404         2,199,112
Less shares repurchased                   (1,204,959)      (11,261,552)      (1,601,545)      (15,227,272)
                                          ----------      ------------       ----------      ------------
      Net decrease                          (595,585)     $ (5,560,008)        (775,756)     $ (7,381,770)
                                          ==========      ============       ==========      ============
Class II
Shares sold                                  213,699      $  1,991,397          920,664      $  8,685,610
Reinvestment of distributions                 24,307           225,623           54,233           510,436
Less shares repurchased                     (369,455)       (3,437,769)        (996,567)       (9,360,780)
                                          ----------      ------------       ----------      ------------
      Net decrease                          (131,449)     $ (1,220,749)         (21,670)     $   (164,734)
                                          ==========      ============       ==========      ============

   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                            Six Months
                                                               Ended
                                                              6/30/18    Year Ended  Year Ended  Year Ended   Year Ended  Year Ended
                                                            (unaudited)  12/31/17     12/31/16*   12/31/15*    12/31/14*   12/31/13
Class I
Net asset value, beginning of period                         $  9.53       $  9.31     $  8.55     $  9.65       $ 10.49   $ 10.47
                                                             -------       -------     -------     -------       -------   -------
Increase (decrease) from investment operations:
    Net investment income (loss)                             $  0.21(a)    $  0.43(a)  $  0.46(a)  $  0.42(a)    $  0.45   $  0.50
    Net realized and unrealized gain (loss) on investments     (0.21)         0.22        0.74       (0.75)        (0.41)     0.70
                                                             -------       -------     -------     -------       -------   -------
        Net increase (decrease) from investment operations   $    --       $  0.65     $  1.20     $ (0.33)      $  0.04   $  1.20
                                                             -------       -------     -------     -------       -------   -------
Distributions to shareowners:
   Net investment income                                     $ (0.22)      $ (0.43)    $ (0.44)    $ (0.45)      $ (0.49)  $ (0.56)
   Net realized gain                                              --            --          --       (0.32)        (0.39)    (0.62)
                                                             -------       -------     -------     -------       -------   -------
   Total distributions                                       $ (0.22)      $ (0.43)    $ (0.44)    $ (0.77)      $ (0.88)  $ (1.18)
                                                             -------       -------     -------     -------       -------   -------
       Net increase (decrease) in net asset value            $ (0.22)      $  0.22     $  0.76     $ (1.10)      $ (0.84)  $  0.02
                                                             -------       -------     -------     -------       -------   -------
       Net asset value, end of period                        $  9.31       $  9.53     $  9.31     $  8.55       $  9.65   $ 10.49
                                                             =======       =======     =======     =======       =======   =======
Total return (b)                                               (0.03)%(c)     7.14%      14.35%      (3.93)%(d)     0.09%    12.07%
Ratio of net expenses to average net assets (e)                 0.98%(f)      0.91%       0.92%       0.92%         0.86%     0.85%
Ratio of net investment income (loss) to average net assets     4.58%(f)      4.57%       5.24%       4.45%         4.39%     4.78%
Portfolio turnover rate                                           25%(c)        44%         57%         32%           51%       39%
Net assets, end of period (in thousands)                     $36,196       $42,728     $48,953     $45,949       $56,519   $62,232


* The Portfolio was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(c)   Not annualized.

(d) If the Portfolio had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2015, the total return would have been (4.04)%.

(e)   Includes interest expense of 0.00%, 0.00%, 0.00%, 0.00%, 0.00%+ and 0.00%, respectively.

(f)   Annualized.

+     Amount rounds to less than 0.01%.

NOTE: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST



                                                           Six Months
                                                              Ended
                                                             6/30/18     Year Ended   Year Ended  Year Ended  Year Ended  Year Ended
                                                           (unaudited)    12/31/17     12/31/16*   12/31/15*   12/31/14*   12/31/13
Class II
Net asset value, beginning of period                         $  9.45       $  9.23      $  8.49    $  9.59       $ 10.44    $ 10.42
                                                             -------       -------      -------    -------       -------    -------
Increase (decrease) from investment operations:
    Net investment income (loss)                             $  0.20(a)    $  0.41(a)   $  0.43(a) $  0.39(a)    $  0.43    $  0.47
    Net realized and unrealized gain (loss) on investments     (0.25)         0.22         0.72      (0.75)        (0.43)      0.70
                                                             -------       -------      -------    -------       -------    -------
        Net increase (decrease) from investment operations   $ (0.05)      $  0.63      $  1.15    $ (0.36)      $    --    $  1.17
                                                             -------       -------      -------    -------       -------    -------
Distributions to shareowners:
   Net investment income                                     $ (0.20)      $ (0.41)     $ (0.41)   $ (0.42)      $ (0.46)   $ (0.53)
   Net realized gain                                              --            --           --      (0.32)        (0.39)     (0.62)
                                                             -------       -------      -------    -------       -------    -------
   Total distributions                                       $ (0.20)      $ (0.41)     $ (0.41)   $ (0.74)      $ (0.85)   $ (1.15)
                                                             -------       -------      -------    -------       -------    -------
       Net increase (decrease) in net asset value            $ (0.25)      $  0.22      $  0.74    $ (1.10)      $ (0.85)   $  0.02
                                                             -------       -------      -------    -------       -------    -------
       Net asset value, end of period                        $  9.20       $  9.45      $  9.23    $  8.49       $  9.59    $ 10.44
                                                             =======       =======      =======    =======       =======    =======
Total return (b)                                               (0.49)%(c)     6.89%(d)    13.89%     (4.23)%(e)    (0.29)%    11.82%
Ratio of net expenses to average net assets (f)                 1.23%(g)      1.16%        1.16%      1.18%         1.10%      1.11%
Ratio of net investment income (loss) to average net assets     4.32%(g)      4.31%        4.91%      4.17%         4.09%      4.54%
Portfolio turnover rate                                           25%(c)        44%          57%        32%           51%        39%
Net assets, end of period (in thousands)                     $10,082       $11,594      $11,529    $10,629       $12,640    $18,240


* The Portfolio was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(c)   Not annualized.

(d) If the Portfolio had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2017, the total return would have been 6.83%.

(e) If the Portfolio had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2015, the total return would have been (4.34)%.

(f)   Includes interest expense of 0.00%, 0.00%, 0.00%, 0.00%, 0.00%+ and 0.00%, respectively.

(g)   Annualized.

+     Amount rounds to less than 0.01%.

NOTE: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/18 (UNAUDITED)
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer High Yield VCT Portfolio (the "Portfolio") is one of 8 portfolios comprising Pioneer Variable Contracts Trust (the "Trust"), a Delaware statutory trust. The Portfolio is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Portfolio is to maximize total return through a combination of income and capital appreciation.

The Portfolio offers two classes of shares designated as Class I and Class II shares. Each class of shares represents an interest in the same portfolio of investments of the Portfolio and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Portfolio gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of a class of the Portfolio is entitled to one vote. Under dollar-weighted voting, a shareowner's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class I shares.

Portfolio shares may be purchased only by insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.

On July 3, 2017, Amundi acquired Pioneer Investments, a group of asset management companies located throughout the world. Amundi, one of the world's largest asset managers, is headquartered in Paris, France. As a result of the transaction, Pioneer Investment Management, Inc., the Portfolio's investment adviser, became an indirect wholly owned subsidiary of Amundi and Amundi's wholly owned subsidiary, Amundi USA, Inc. Prior to July 3, 2017, Pioneer Investments was owned by Pioneer Global Asset Management S.p.A., a wholly owned subsidiary of UniCredit S.p.A.

In connection with the transaction, the names of the Portfolio's investment adviser and principal underwriter changed. Effective July 3, 2017, the name of Pioneer Investment Management, Inc. changed to Amundi Pioneer Asset Management, Inc. (the "Adviser") and the name of Pioneer Funds Distributor, Inc. changed to Amundi Pioneer Distributor, Inc. (the "Distributor").

In October 2016, the Securities and Exchange Commission ("SEC") released its Final Rule on Investment Company Reporting Modernization. In addition to introducing two new regulatory reporting forms (Form N-PORT and Form N-CEN), the Final Rule amends Regulation S-X, which impacts financial statement presentation, particularly related to the presentation of derivative investments. The Portfolio's financial statements were prepared in compliance with the amendments to Regulation S-X.

The Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles ("U.S. GAAP") that require the management of the Portfolio to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The Portfolio is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements:

A.   Security Valuation

     The net asset value of the Portfolio is computed once daily, on each day the New York Stock Exchange ("NYSE") is open, as of the close of regular trading on the NYSE.

     Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

     Loan interests are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent third party pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited.

     Event-linked bonds or catastrophe bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance-linked securities (including sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance industry valuation models, or other fair value methods or techniques to provide an estimated value of the instrument.

     The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Portfolio's shares are determined as of such times. The Portfolio may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

     Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

     Swap contracts, including interest rate swaps, caps and floors (other than centrally cleared swap contracts) are valued at the dealer quotations obtained from reputable International Swap Dealers Association members. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.

     Futures contracts are generally valued at the closing settlement price established by the exchange on which they are traded.

     Shares of open-end registered investment companies (including money market mutual funds) are valued at such funds' net asset value. Repurchase agreements are valued at par. Cash may include overnight time deposits at approved financial institutions.

     Shares of exchange-listed closed-end funds are valued by using the last sale price on the principal exchange where they are traded.

     Securities or loan interests for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Portfolio's Board of Trustees. The Adviser's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

     Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Portfolio may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Portfolio's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Portfolio's securities may differ significantly from exchange prices and such differences could be material.

     At June 30, 2018, three securities were valued using fair value methods (in addition to securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry valuation model), representing less than 0.01% of net assets. The value of these fair valued securities is $2,825.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/18 (UNAUDITED)                    (continued)
--------------------------------------------------------------------------------

B.   Investment Income and Transactions

     Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence.

     Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.

     Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.

     Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on purchase prices of debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.

     Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.   Foreign Currency Translation

     The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

     Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.

D.   Federal Income Taxes

     It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of December 31, 2017, the Portfolio did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

     The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

     The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended December 31, 2017, was as follows:

     ---------------------------------------------------------------------------
                                                                         2017
     ---------------------------------------------------------------------------
     Distributions paid from:
     Ordinary income                                                  $2,709,548
                                                                      ----------
      Total distributions                                             $2,709,548
                                                                      ==========

     The following shows the components of distributable earnings on a federal income tax basis at December 31, 2017: Distributable earnings:

     ---------------------------------------------------------------------------
                                                                         2017
     ---------------------------------------------------------------------------
     Distributable earnings:
     Undistributed long-term capital gain                           $    309,915
     Capital loss carryforward                                        (1,021,023)
     Net unrealized appreciation                                       1,710,356
                                                                    ------------
       Total                                                        $    999,248
                                                                    ============

     The difference between book basis and tax basis unrealized appreciation is attributable to the tax deferral of losses on wash sales, the mark to market of swaps and futures contracts, adjustments relating to catastrophe bonds and credit default swaps, and interest accruals on preferred stocks.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

E.   Portfolio Shares and Class Allocations

     The Portfolio records sales and repurchases of its shares as of trade date. Distribution fees for Class II shares are calculated based on the average daily net asset value attributable to Class II shares of the Portfolio (see
     Note 4). Class I shares do not pay distribution fees.

     Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on its respective percentage of the adjusted net assets at the beginning of the day.

     All expenses and fees paid to the Portfolio's transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

     The Portfolio declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class I and Class II shares can reflect different transfer agent and distribution expense rates. Dividends and distributions to shareowners are recorded on the ex-dividend date.

F.   Risks

     The value of securities held by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

     At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making the Portfolio more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Portfolio's investments in foreign markets and countries with limited developing markets may subject the Portfolio to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions. The Portfolio's prospectus contains unaudited information regarding the Portfolio's principal risks. Please refer to that document when considering the Portfolio's principal risks.

     Interest rates in the U.S. recently have been historically low, so the Portfolio faces a heightened risk that interest rates may continue to rise. A general rise in interest rates could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from the Portfolio.

     The Portfolio invests in below investment grade (high yield) debt securities and preferred shares. Some of these high yield securities may be convertible into equity securities of the issuer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities.

     With the increased use of technologies such as the Internet to conduct business, the Portfolio is susceptible to operational, information security and related risks. While the Portfolio's Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Portfolio cannot control the cybersecurity plans and systems put in place by service providers to the Portfolio such as Brown Brothers Harriman & Co., the Portfolio's custodian and accounting agent, and DST Asset Manager Solutions, Inc., the Portfolio's transfer agent. In addition, many beneficial owners of Portfolio shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Portfolio nor Amundi Pioneer exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at Amundi Pioneer or the Portfolio's service providers or intermediaries have the ability to cause disruptions and impact business operations potentially resulting in financial losses, interference with the Portfolio's ability to calculate its net asset value, impediments to trading, the inability of Portfolio shareowners to effect share purchases or receive distributions, loss of or unauthorized access to private shareowners information and violations of applicable privacy and other laws, regulatory fines, penalties,

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/18 (UNAUDITED)                    (continued)
--------------------------------------------------------------------------------

     reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.

G.   Insurance-Linked Securities ("ILS")

     The Portfolio invests in event-linked bonds. Event-linked bonds are floating rate debt obligations for which the return of principal and the payment of interest are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude. The trigger event's magnitude may be based on losses to a company or industry, industry indexes or readings of scientific instruments, or may be based on specified actual losses. If a trigger event occurs, as defined within the terms of an event-linked bond, the Portfolio may lose a portion or all of its accrued interest and/or principal invested in such event-linked bond. The Portfolio is entitled to receive principal and interest payments so long as no trigger event occurs of the description and magnitude specified by the instrument. In addition to the specified trigger events, event-linked bonds may expose the Portfolio to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

     The Portfolio's investments in ILS may include special purpose vehicles ("SPVs") or similar instruments structured to comprise a portion of a reinsurer's catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to specific risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties ("ILWs"). A traditional ILW takes the form of a bilateral reinsurance contract, but there are also products that take the form of derivatives, collateralized structures, or exchange traded instruments.

     Structured reinsurance investments, including quota share instruments, collateralized reinsurance investments and ILWs, generally are subject to the same risks as event-linked bonds. In addition, where the instruments are based on the performance of underlying reinsurance contracts, the Portfolio has limited transparency into the individual underlying contracts, and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for the Adviser to fully evaluate the underlying risk profile of the Portfolio's structured reinsurance investments, and therefore the Portfolio's assets are placed at greater risk of loss than if the Adviser had more complete information. Structured reinsurance instruments generally will be considered illiquid securities by the Portfolio. These securities may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Portfolio is forced to sell an illiquid asset, the Portfolio may be forced to sell at a loss.

     Additionally, the Portfolio may gain exposure to ILS by investing in a closed end interval fund, Pioneer ILS Interval Fund, an affiliate of the Adviser. The Portfolio's investment in Pioneer ILS Interval Fund at June 30, 2018 is listed in the Schedule of Investments.

H.   Futures Contracts

     The Portfolio may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Portfolio are traded on a futures exchange. Upon entering into a futures contract, the Portfolio is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. The amount of cash deposited with the broker as collateral at June 30, 2018, is recorded as "Futures collateral" on the Statement of Assets and Liabilities.

     Subsequent payments for futures contracts ("variation margin") are paid or received by the Portfolio, depending on the daily fluctuation in the value of the contracts, and are recorded by the Portfolio as unrealized appreciation or depreciation. Cash received from or paid to the broker related to previous margin movement is held in a segregated account at the broker and is recorded as either "Due from broker for futures" or "Due to broker for futures" in the Statement of Assets and Liabilities. When the contract is closed, the Portfolio realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. Futures contracts are subject to market risk, interest rate risk and currency exchange rate risk. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange's clearinghouse, as counterparty to all exchange-traded

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

     futures, guarantees the futures against default. The average market value of contracts open during the six months ended June 30, 2018 was $(1,256,386).

     Open futures contracts outstanding at June 30, 2018 are listed in the Schedule of Investments.

I.   Credit Default Swap Contracts

     A credit default swap is a contract between a buyer of protection and a seller of protection against a pre-defined credit event on an underlying reference obligation, which may be a single security or a basket or index of securities. The Portfolio may buy or sell credit default swap contracts to seek to increase the Portfolio's income, or to attempt to hedge the risk of default on portfolio securities. A credit default swap index is used to hedge risk or take a position on a basket of credit entities or indices.

     As a seller of protection, the Portfolio would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Portfolio. In return, the Portfolio would receive from the counterparty a periodic stream of payments during the term of the contract, provided that no event of default occurred. The maximum exposure of loss to the seller would be the notional value of the credit default swaps outstanding. If no default occurs, the Portfolio would keep the stream of payments and would have no payment obligation. The Portfolio may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Portfolio would function as the counterparty referenced above.

     As a buyer of protection, the Portfolio makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront payment made by the Portfolio, as the protection buyer, is recorded within the "Swap contracts, at value" line item on the Statement of Assets and Liabilities. Periodic payments received or paid by the Portfolio are recorded as realized gains or losses on the Statement of Operations.

     Credit default swap contracts are marked-to-market daily using valuations supplied by independent sources and the change in value, if any, is recorded within the "Swap contracts, at value" line item in the Statement of Assets and Liabilities. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses on the Statement of Operations.

     Credit default swap contracts involving the sale of protection may involve greater risks than if the Portfolio had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a protection buyer and no credit event occurs, it will lose its investment. If the Portfolio is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Portfolio, together with the periodic payments received, may be less than the amount the Portfolio pays to the protection buyer, resulting in a loss to the Portfolio.

     Certain swap contracts that are cleared through a central clearinghouse are referred to as centrally cleared swaps. All payments made or received by the Portfolio are pursuant to a centrally cleared swap contract with the central clearing party rather than the original counterparty. Upon entering into a centrally cleared swap contract, the Portfolio is required to make an initial margin deposit, either in cash or in securities. The daily change in value on open centrally cleared contracts is recorded as "Variation margin for centrally cleared swaps" on the Statement of Assets and Liabilities. Cash received from or paid to the broker related to previous margin movement is held in a segregated account at the broker and is recorded as either "Due from broker for swaps" or "Due to broker for swaps" on the Statement of Assets and Liabilities.

     The amount of cash deposited with a broker as collateral at June 30, 2018 is recorded as "Swaps collateral" on the Statement of Assets and Liabilities.

     Open credit default swap contracts at June 30, 2018, are listed in the Schedule of Investments. The average market value of credit default swap contracts open during the six months ended June 30, 2018 was $96,164.

2. Management Agreement

The Adviser manages the Portfolio. Management fees are calculated daily at the annual rate of 0.65% of the Portfolio's average daily net assets up to $1 billion and 0.60% on assets over $1 billion. For the six months ended June 30, 2018, the effective management fee (excluding waivers and/or assumption of expenses and acquired fund fees and expenses) was equivalent to 0.61% (annualized) of the Portfolio's average daily net assets.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/18 (UNAUDITED)                    (continued)
--------------------------------------------------------------------------------

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $3,038 in management fees, administrative costs and certain other reimbursements payable to the Adviser at June 30, 2018.

3. Transfer Agent

DST Asset Manager Solutions, Inc. serves as the transfer agent to the Portfolio at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Portfolio's omnibus relationship contracts.

4. Distribution Plan

The Portfolio has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class II shares. Pursuant to the Plan, the Portfolio pays the Distributor 0.25% of the average daily net assets attributable to Class II shares to compensate the Distributor for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by the Distributor in connection with the Portfolio's Class II shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $275 in distribution fees payable to the Distributor at June 30, 2018.

5. Assets and Liabilities Offsetting

The Portfolio has entered into an International Swaps and Derivatives Association, Inc. Master Agreement ("ISDA Master Agreement") or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs the trading of certain Over the Counter ("OTC") derivatives and typically contains, among other things, close-out and set-off provisions which apply upon the occurrence of an event of default and/or a termination event as defined under the relevant ISDA Master Agreement. The ISDA Master Agreement may also give a party the right to terminate all transactions traded under such agreement if, among other things, there is deterioration in the credit quality of the other party.

Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions under such agreement and to net amounts owed under each transaction to determine one net amount payable by one party to the other. The right to close out and net payments across all transactions under the ISDA Master Agreement could result in a reduction of the Portfolio's credit risk to its counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, the Portfolio's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which each specific ISDA of each counterparty is subject.

The collateral requirements for derivatives transactions under an ISDA Master Agreement are governed by a credit support annex to the ISDA Master Agreement. Collateral requirements are generally determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to threshold (a "minimum transfer amount") before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Portfolio and/or counterparty is held in segregated accounts by the Portfolio's custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. Cash that has been segregated to cover the Portfolio's collateral obligations, if any, will be reported separately on the Statement of Assets and Liabilities as "Swaps collateral" and/or "Futures collateral". Securities pledged by the Portfolio as collateral, if any, are identified as such in the Schedule of Investments.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

Financial instruments subject to an enforceable master netting agreement such as an ISDA Master Agreement have been offset on the Statement of Assets and Liabilities. The following charts show gross assets and liabilities of the Portfolio as of June 30, 2018.

--------------------------------------------------------------------------------------------------
                   Derivative
                     Assets
                   Subject to       Derivatives     Non-Cash                         Net Amount of
                 Master Netting      Available     Collateral      Cash Collateral    Derivative
Counterparty       Agreement        for Offset     Pledged (a)       Pledged (a)       Assets (b)
--------------------------------------------------------------------------------------------------
Goldman Sachs
 International     $16,725              $  -         $  -               $  -           $16,725
--------------------------------------------------------------------------------------------------
  Total            $16,725              $  -         $  -               $  -           $16,725
--------------------------------------------------------------------------------------------------

(a) The amount presented here may be less than the total amount of collateral received/pledged as the net amount of derivative assets and liabilities cannot be less than $0.

(b) Represents the net amount due from the counterparty in the event of default.

6. Additional Disclosures about Derivative Instruments and Hedging Activities

The Portfolio's use of derivatives may enhance or mitigate the Portfolio's exposure to the following risks:

Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange rate risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at June 30, 2018 was as follows:

--------------------------------------------------------------------------------------------------
Statement of Assets            Interest      Credit        Foreign                       Commodity
and Liabilities               Rate Risk       Risk    Exchange Rate Risk   Equity Risk     Risk
--------------------------------------------------------------------------------------------------
Assets
  Unrealized appreciation
  on futures contracts           $  -       $     -         $  -             $26,720         $  -
  Swap contracts,
  at value                          -        70,204            -                   -            -
--------------------------------------------------------------------------------------------------
  Total Value                    $  -       $70,204         $  -             $26,720         $  -
--------------------------------------------------------------------------------------------------

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/18 (UNAUDITED)                    (continued)
--------------------------------------------------------------------------------

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at June 30, 2018 was as follows:

-------------------------------------------------------------------------------------------------------------------
Statement of                            Interest       Credit            Foreign                          Commodity
Operations                             Rate Risk        Risk        Exchange Rate Risk    Equity Risk       Risk
-------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on:
  Futures contracts                       $  -       $        -           $  -            $ (49,228)       $  -
  Swap contracts                             -           50,432              -                    -           -
-------------------------------------------------------------------------------------------------------------------
  Total Value                             $  -       $   50,432           $  -            $ (49,228)       $  -
-------------------------------------------------------------------------------------------------------------------
Change in net unrealized
appreciation (depreciation) on:
  Futures contracts                       $  -       $        -           $  -            $  30,845        $  -
  Swap contracts                             -          (28,524)             -                    -           -
-------------------------------------------------------------------------------------------------------------------
  Total Value                             $  -       $  (28,524)          $  -            $  30,845        $  -
-------------------------------------------------------------------------------------------------------------------

6. Unfunded Loan Commitments

The Portfolio may enter into unfunded loan commitments. Unfunded loan commitments may be partially or wholly unfunded. During the contractual period, the Portfolio is obliged to provide funding to the borrower upon demand. A fee is earned by the Portfolio on the unfunded commitment and is recorded as interest income on the Statement of Operations.

As of June 30, 2018, the Portfolio had the following unfunded loan commitments outstanding:

-------------------------------------------------------------------------------------------------------------------
                                                                                                       Unrealized
                                                                                                      Appreciation/
Loan                                                   Principal         Cost             Value      (Depreciation)
-------------------------------------------------------------------------------------------------------------------
  Nationstar Mortgage Holdings Inc. Tranche A         $167,272         $167,272         $167,272         $  -
  Nationstar Mortgage Holdings Inc. Tranche B          167,273          167,273          167,273            -
  Nationstar Mortgage Holdings Inc. Tranche C          125,455          125,455          125,455            -
-------------------------------------------------------------------------------------------------------------------
  Total Value                                         $460,000         $460,000         $460,000         $  -
-------------------------------------------------------------------------------------------------------------------

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

Change in Independent Registered Public Accounting Firm

Prior to July 3, 2017 Pioneer Investment Management, Inc. (the "Adviser"), the Portfolio's investment adviser, was an indirect, wholly owned subsidiary of UniCredit S.p.A. ("UniCredit"). On that date, UniCredit completed the sale of its Pioneer Investments business, which includes the Adviser, to Amundi (the "Transaction"). As a result of the Transaction, the Adviser became an indirect, wholly owned subsidiary of Amundi. Amundi is controlled by Credit Agricole S.A. Amundi is headquartered in Paris, France, and, as of September 30, 2016, had more than $1.1 trillion in assets under management worldwide.

Deloitte & Touche LLP ("D&T"), the Portfolio's previous independent registered public accounting firm, informed the Audit Committee and the Board that it would no longer be independent with respect to the Portfolio upon the completion of the Transaction as a result of certain services being provided to Amundi and Credit Agricole, and, accordingly, that it intended to resign as the Portfolio's independent registered public accounting firm upon the completion of the Transaction. D&T's resignation was effective on July 3, 2017, when the Transaction was completed.

During the periods as to which D&T has served as the Portfolio's independent registered public accounting firm, including the Portfolio's two most recent fiscal years, D&T's reports on the Portfolio's financial statements have not contained an adverse opinion or disclaimer of opinion and have not been qualified or modified as to uncertainty, audit scope or accounting principles. Further, there have been no disagreements with D&T on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of D&T, would have caused D&T to make reference to the subject matter of the disagreement in connection with its report on the financial statements. In addition, there have been no reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

Effective immediately following the completion of the Transaction on July 3, 2017, the Board, acting upon the recommendation of the Audit Committee, engaged a new independent registered public accounting firm, Ernst & Young LLP ("EY"), for the Portfolio's fiscal year ended December 31, 2017.

Prior to its engagement, EY had advised the Portfolio's Audit Committee that EY had identified the following matters, in each case relating to services rendered by other member firms of Ernst & Young Global Limited, all of which are located outside the United States, to UniCredit and certain of its subsidiaries during the period commencing July 1, 2016, that it determined to be inconsistent with the auditor independence rules set forth by the Securities and Exchange Commission ("SEC"): (a) project management support services to UniCredit in the Czech Republic, Germany, Italy, Serbia and Slovenia in relation to twenty-two projects, that were determined to be inconsistent with Rule 2-01(c)(4)(vi) of Regulation S-X (management functions); (b) two engagements for UniCredit in Italy where fees were contingent/success based and that were determined to be inconsistent with Rule 2-01(c)(5) of Regulation S-X (contingent fees); (c) four engagements where legal and expert services were provided to UniCredit in the Czech Republic and Germany, and twenty engagements where the legal advisory services were provided to UniCredit in Austria, Czech Republic, Italy and Poland, that were determined to be inconsistent with Rule 2-01(c)(4)(ix) and (x) of Regulation S-X (legal and expert services); and (d) two engagements for UniCredit in Italy involving assistance in the sale of certain assets, that were determined to be inconsistent with Rule 2-01(c)(4)(viii) of Regulation S-X (broker-dealer, investment adviser or investment banking services). None of the foregoing services involved the Portfolio, any of the other funds in the Pioneer Family of Funds or any other Pioneer entity sold by UniCredit in the Transaction.

EY advised the Audit Committee that it had considered the matters described above and had concluded that such matters would not impair EY's ability to exercise objective and impartial judgment in connection with the audits of the financial statements of the Portfolio under the SEC and Public Company Accounting Oversight Board independence rules, and that a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion. Management and the Audit Committee considered these matters and discussed the matters with EY and, based upon EY's description of the matters and statements made by EY, Management and the Audit Committee believe that EY will be capable of exercising objective and impartial judgment in connection with the audits of the financial statements of the Portfolio, and Management further believes that a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion.

                          This page is for your notes.

                          This page is for your notes.

                          This page is for your notes.

                          This page is for your notes.

                          This page is for your notes.

[LOGO]   Amundi Pioneer
         ==============
       ASSET MANAGEMENT

Pioneer Variable Contracts Trust

Officers                                               Trustees
Lisa M. Jones, President and                           Thomas J. Perna, Chairman
Chief Executive Officer                                David R. Bock
Mark E. Bradley, Treasurer and                         Benjamin M. Friedman
Chief Financial Officer                                Margaret B.W. Graham
Christopher J. Kelley, Secretary and                   Lisa M. Jones
Chief Legal Officer                                    Lorraine H. Monchak
                                                       Marguerite A. Piret
                                                       Fred J. Ricciardi
                                                       Kenneth J. Taubes


Investment Adviser and Administrator
Amundi Pioneer Asset Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Amundi Pioneer Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
DST Asset Manager Solutions, Inc.

[LOGO]   Amundi Pioneer
         ==============
       ASSET MANAGEMENT

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundipioneer.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

                                                                   19622-12-0818

                                                         [LOGO]   Amundi Pioneer
                                                                  ==============
                                                                ASSET MANAGEMENT


                                                PIONEER VARIABLE CONTRACTS TRUST

                             Pioneer Bond VCT Portfolio -- Class I and II Shares

                                                               SEMIANNUAL REPORT

                                                                   June 30, 2018

Please refer to your contract prospectus to determine the applicable share class offered under your contract.

                                                PIONEER VARIABLE CONTRACTS TRUST

Table of Contents
--------------------------------------------------------------------------------
Pioneer Bond VCT Portfolio

  Portfolio and Performance Update                                             2

  Comparing Ongoing Portfolio Expenses                                         3

  Portfolio Management Discussion                                              4

  Schedule of Investments                                                      8

  Financial Statements                                                        42

  Notes to Financial Statements                                               47

  Additional Information                                                      56

  Trustees, Officers and Service Providers                                    61

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

Pioneer Variable Contracts Trust files a complete schedule of investments for the Portfolio with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO UPDATE 6/30/18
--------------------------------------------------------------------------------

Portfolio Diversification*
(As a percentage of total investments)**

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Government and Agency Obligations                                     29.7%
U.S. Corporate Bonds                                                       25.2%
Collateralized Mortgage Obligations                                        21.5%
International Corporate Bonds                                               9.0%
Senior Secured Floating Rate Loan Interests                                 5.5%
Asset Backed Securities                                                     3.7%
Municipal Bonds                                                             2.0%
Affiliated Closed-End Funds(l)                                              1.8%
Convertible Preferred Stocks                                                1.0%
Foreign Government Bonds                                                    0.6%

* Includes investments in Insurance-Linked Securities totaling 1.9% of total investments.

5 Largest Holdings
(As a percentage of total investments)**

--------------------------------------------------------------------------------
1. U.S. Treasury Inflation Indexed
   Bonds, 1.0%, 2/15/46                                                    1.83%
--------------------------------------------------------------------------------
2. Pioneer ILS Interval Fund(l)                                            1.82
--------------------------------------------------------------------------------
3. U.S. Treasury Inflation Indexed
   Bonds, 0.875%, 2/15/47                                                  1.39
--------------------------------------------------------------------------------
4. U.S. Treasury Inflation Indexed
   Bonds, 0.75%, 2/15/45                                                   0.85
--------------------------------------------------------------------------------
5. U.S. Treasury Bills, 7/12/18                                            0.51
--------------------------------------------------------------------------------

** Excludes temporary cash investments and all derivative contracts except for options purchased. The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities listed.

(l) Pioneer ILS Interval Fund is an affiliated fund managed by Amundi Pioneer Asset Management, Inc., formerly Pioneer Investment Management, Inc. (the "Adviser").


--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/18
--------------------------------------------------------------------------------

Prices and Distributions

Net Asset Value per Share                     6/30/18             12/31/17
     Class I                                  $10.68               $11.04
     Class II                                 $10.70               $11.07

                               Net
Distributions per Share        Investment      Short-Term         Long-Term
(1/1/18 - 6/30/18)             Income          Capital Gains      Capital Gains
     Class I                   $0.1724         $0.0144            $0.0156
     Class II                  $0.1593         $0.0144            $0.0156

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Class I and II shares of Pioneer Bond VCT Portfolio at net asset value during the periods shown, compared to that of the Bloomberg Barclays U.S. Aggregate Bond Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

           Pioneer Bond VCT       Pioneer Bond VCT       Bloomberg Barclays U.S.
           Portfolio Class I      Portfolio Class II     Aggregate Bond Index
6/08       $10,000                $10,000                $10,000
6/09       $10,569                $10,543                $10,605
6/10       $12,148                $12,093                $11,612
6/11       $12,961                $12,885                $12,065
6/12       $13,803                $13,696                $12,967
6/13       $14,317                $14,178                $12,877
6/14       $15,229                $15,042                $13,441
6/15       $15,498                $15,259                $13,690
6/16       $16,152                $15,866                $14,512
6/17       $16,494                $16,161                $14,466
6/18       $16,528                $16,155                $14,409

The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged, market value-weighted measure of Treasury and agency issues, corporate bond issues and mortgage-backed securities. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of June 30, 2018)

--------------------------------------------------------------------------------
                                                              Bloomberg Barclays
                                                                  U.S. Aggregate
                                       Class I    Class II            Bond Index
--------------------------------------------------------------------------------
10 Years                                 5.15%       4.91%                 3.72%
5 Years                                  2.91%       2.65%                 2.27%
1 Year                                   0.21%      -0.04%                -0.40%

All total returns shown assume reinvestment of distributions at net asset value.

The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers, performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds offered through your variable annuity contract. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.   Divide your account value by $1,000
     Example: an $8,600 account value (divided by) $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Bond VCT Portfolio

Based on actual returns from January 1, 2018 through June 30, 2018.

     Share Class                                        I                 II
     ---------------------------------------------------------------------------
     Beginning Account Value on 1/1/18              $1,000.00          $1,000.00
     Ending Account Value on 6/30/18                $  985.70          $  983.70
     Expenses Paid During Period*                   $    3.00          $    4.23

* Expenses are equal to the Portfolio's annualized net expense ratio of 0.61% and 0.86% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Bond VCT Portfolio

Based on a hypothetical 5% per year return before expenses, reflecting the period from January 1, 2018 through June 30, 2018.

     Share Class                                        I                 II
     ---------------------------------------------------------------------------
     Beginning Account Value on 1/1/18              $1,000.00          $1,000.00
     Ending Account Value on 6/30/18                $1,021.77          $1,020.53
     Expenses Paid During Period*                   $    3.06          $    4.31

* Expenses are equal to the Portfolio's annualized net expense ratio of 0.61% and 0.86% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/18
--------------------------------------------------------------------------------

Call 800-688-9915 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers, performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

In the following interview, Brad Komenda discusses the factors that affected the performance of Pioneer Bond VCT Portfolio during the six-month period ended June 30, 2018. Mr. Komenda, Senior Vice President, Deputy Director of Investment-Grade Corporates, and a portfolio manager at Amundi Pioneer Asset Management, Inc. ("Amundi Pioneer"), is responsible for the day-to-day management of the Portfolio, along with Kenneth J. Taubes, Executive Vice President and Chief Investment Officer, US, and a portfolio manager at Amundi Pioneer, and Timothy Rowe*, Managing Director, Deputy Director of Multisector Fixed Income, and a portfolio manager at Amundi Pioneer.

Q: How did the Portfolio perform during the six-month period ended June 30, 2018?

A: Pioneer Bond VCT Portfolio's Class I shares returned -1.43% at net asset value during the six-month period ended June 30, 2018, and Class II shares returned -1.63%, while the Portfolio's benchmark, the Bloomberg Barclays US Aggregate Bond Index (the Bloomberg Barclays Index), returned -1.62%.

Q: How would you describe the investment environment in the fixed-income markets during the six-month period ended June 30, 2018?

A: The first half of 2018 saw prices of fixed-income assets broadly decline as interest rates moved higher. The short end of the Treasury yield curve rose as investors positioned their portfolios for the U.S. Federal Reserve's (the Fed's) continued normalization of the federal funds rate, the Fed's benchmark overnight lending rate. During the period, the Fed raised rates in both March and June, while signaling the potential for two additional hikes before the end of 2018.

     Farther out on the Treasury curve, yield increases were driven in part by rising inflation expectations against a backdrop of strengthening commodity prices and arguably full U.S. employment. The 10-year Treasury yield began 2018 at 2.40%, but by mid-February it was trading more or less in a band around 2.90%. The 10-year yield would reach a high of 3.11% in mid-May before easing to 2.85% by the end of June. For the full six-month period, the Treasury curve flattened as yield increases were more significant on the short end.

     While the interest-rate environment provided a headwind for bond investors, credit-market sentiment did receive a boost over the period from a positive fundamental backdrop featuring solid economic growth and strong corporate profits. Lower tax rates and accelerated expensing of capital investment under the terms of the U.S. tax legislation passed at the end of 2017 further fueled investor optimism. However, the Trump administration's escalating trade rhetoric and concurrent measures, including tariffs on steel and aluminum as well as on a range of products from China, clouded the outlook to some degree, leading to bouts of market volatility.

     For the six months ended June 30, 2018, returns for U.S. high-yield corporate bonds were essentially flat, returning 0.08%, as measured by the Bank of America Merrill Lynch U.S. High Yield Bond Index, while the investment-grade corporate market, which is more sensitive to interest-rate changes, posted a return of -3.27% (as measured by the Bloomberg Barclays U.S. Corporate Bond Index). Structured assets, such as asset-backed securities (ABS) and

* Mr. Rowe became a manager of the Portfolio effective June 8, 2018. He is based in our Durham, NC office.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

     commercial mortgage-backed securities (CMBS), also held up better than investment-grade corporates during the period, as those asset classes were supported by strong consumer fundamentals.

Q: What factors influenced the Portfolio's performance relative to the Bloomberg Barclays Index during the six-month period ended June 30, 2018?

A: The Portfolio's positioning with respect to interest rates was the leading positive contributor to benchmark-relative performance during the period. In particular, the Portfolio was underweight the two-to-five-year maturity range on the yield curve, where prices were negatively affected by the Fed's rate increases. In addition, the Portfolio's underweight (short) duration stance was a positive contributor to benchmark-relative returns in a rising-rate environment. (Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates, expressed as a number of years.) As of June 30, 2018, the Portfolio's average effective duration was short -0.5 years compared with the Bloomberg Barclays Index.

     Asset allocation decisions, in aggregate, also contributed positively to the Portfolio's relative performance. In that vein, an out-of-benchmark position in event-linked securities, including so-called "catastrophe bonds" - which are sponsored by insurance companies looking to transfer some of the risk of damage-claim payments in the event of a natural disaster - was a leading contributor to benchmark-relative returns. We view modest, tactical exposure to catastrophe bonds as offering the Portfolio a valuable source of diversification** and incremental income. In addition, a non-benchmark position in Treasury inflation-protected securities (TIPS) gave a slight boost to the Portfolio's relative results, as TIPS outperformed nominal Treasuries on the back of increased inflation expectations over the six-month period. An overweight allocation to securitized assets, most notably CMBS and ABS, also contributed positively.

     Security selection, in aggregate, aided the Portfolio's benchmark-relative returns during the period. In particular, within the Portfolio's allocation to 30-year pass-through mortgage-backed securities (MBS), our focus on holding conventional Fannie Mae and Freddie Mac securities over Ginnie Mae's helped performance. An underweight to 15-year pass-through MBS, relative to 30-year issues, was another positive contributor to the Portfolio's relative results. With respect to the Portfolio's allocation to investment-grade corporates, security selection was positive versus the benchmark in both the industrial and financial sectors.

     On the downside, the Portfolio's underweight to U.S. Treasuries detracted from benchmark-relative performance over the full six-month period. As of June 30, 2018, the Portfolio was significantly underweight to nominal Treasuries (as opposed to TIPS) compared with the Bloomberg Barclays Index. With regard to investment-grade corporate bonds, the Portfolio's tilt toward financials - in particular, exposure to the less-senior debt of large banks in the U.S. and core (developed market) Europe - also constrained benchmark-relative results. We view the Portfolio's bank holdings as representing good value, however, given

**   Diversification does not assure a profit nor protect against loss.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/18                              (continued)
--------------------------------------------------------------------------------

     the risk-management practices in place across that segment of the market, and so we took advantage of the recent weakness and increased the Portfolio's allocation during the period.

Q: Did the Portfolio have any investments in derivative securities during the six-month period ended June 30, 2018? If so, did the derivatives have any material impact on performance?

A: Yes, we invested the Portfolio in Treasury futures and credit default swaps. We invest in Treasury futures as part of our duration-management approach for the Portfolio. We believe the use of Treasury futures allows us to express our views on duration and yield-curve positioning in the most efficient manner. We invest in credit default swaps to either gain or reduce Portfolio exposure to corporate bonds very quickly, as it takes a little more time to transact in cash bonds. The use of derivatives did not materially impact the Portfolio's performance during the period, as they were used as hedging instruments.

Q: What factors affected the Portfolio's yield, or distributions to shareholders, during the six-month period ended June 30, 2018?

A: The overall rise in Treasury yields contributed to a higher Portfolio yield over the six months, as did the widening of credit spreads. (Credit spreads are commonly defined as the differences in yield between Treasuries and other types of fixed-income securities with similar maturities.)

Q: What is your investment outlook and how is the Portfolio positioned heading into the second half of the fiscal year?

A: We have been reducing credit risk in the Portfolio for some time, given a generally tight spread environment. Overall investment-grade corporate spreads are 40 basis points (bps) above their post-crisis tights, which were achieved on January 31 of this year. (A basis point is equal to 1/100th of a percentage point.) While the credit markets remain well supported by strong fundamentals and a favorable gross domestic product
     (GDP) outlook, we believe corporates face greater downside risk should volatility increase due to an unexpected change in central-bank policies or a slowdown in global economic growth. In particular, within investment-grade corporates we have been reducing the Portfolio's exposure to securities in the BBB-quality range, where issuers' use of leverage to finance mergers and acquisitions, share repurchases, and dividend increases has eroded credit quality. Meanwhile, the Portfolio remains overweight to banking, and to energy, where spreads appear relatively attractive in spite of the recent strengthening in oil prices.

     In our view, there is a risk of the Fed falling behind the curve on controlling inflation, given the strong growth rate of the U.S. economy, the boost from the recent tax cuts, and mounting upward pressure on wages in a low-unemployment environment. Should the Fed feel pressured to play catch-up on hiking rates, we expect that more credit-sensitive areas of the market would be adversely affected. As a result, we have increased the Portfolio's exposure to structured securities at the expense of corporates. In particular, we have sought to add non-agency MBS, ABS, and CMBS to the Portfolio, as we view those segments of the market as featuring favorable risk/return profiles, given our outlook for continued low default rates.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

     A Word About Risk:

     All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

     When interest rates rise, the prices of fixed-income securities in the Portfolio will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Portfolio will generally rise.

     Investments in the Portfolio are subject to possible loss due to the financial failure of the issuers of the underlying securities and their inability to meet their debt obligations.

     Prepayment risk is the chance that an issuer may exercise its right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Portfolio would experience a decline in income and lose the opportunity for additional price appreciation.

     Investments in high-yield or lower-rated securities are subject to greater-than-average price volatility, illiquidity and possibility of default.

     The securities issued by U.S. Government-sponsored entities (i.e., FNMA, Freddie Mac) are neither guaranteed nor issued by the U.S. Government.

     The Portfolio may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to prepayments.

     At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

     These risks may increase share price volatility.

     The Portfolio holds a position in long-duration TIPS, which are designed to help protect the Portfolio should inflation exceed expectations. In a similar vein, we view non-benchmark exposure to floating-rate bank loans as attractive should signs of inflation lead the Fed to surprise investors to the upside on interest rates, as the loan asset class carries relatively low interest-rate risk. We are seeking, however, to maintain a high-quality focus within the bank-loan segment, as it has been subject to some of the same stepped-up leveraging seen within lower-rated corporates.

     The Portfolio remains positioned for a potential flattening of the Treasury curve, with relatively light exposure to the front end. Given our view that interest rates are on an upward path overall, the Portfolio's duration continues to be underweight (short) versus the Bloomberg Barclays Index.

Please refer to the Schedule of Investments on pages 8 to 41 for a full listing of Portfolio securities.

Past performance is no guarantee of future results.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of opinion as of the date of this report.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/18 (UNAUDITED)
--------------------------------------------------------------------------------

   Shares                                                                                                              Value
                  UNAFFILIATED ISSUERS - 97.5%
                  CONVERTIBLE PREFERRED STOCKS - 0.9% of Net Assets
                  BANKS - 0.9%
                  Diversified Banks - 0.9%
      659(a)      Bank of America Corp., 7.25%                                                                 $     824,080
      655(a)      Wells Fargo & Co., 7.5%                                                                            824,946
                                                                                                               -------------
                  Total Banks                                                                                  $   1,649,026
                                                                                                               -------------
                  TOTAL CONVERTIBLE PREFERRED STOCKS
                  (Cost $1,597,583)                                                                            $   1,649,026
                                                                                                               -------------

Principal
   Amount
   USD ($)
                  ASSET BACKED SECURITIES - 3.6% of Net Assets
                  BANKS - 3.6%
                  Thrifts & Mortgage Finance - 3.6%
  100,000         Avid Automobile Receivables Trust, Series 2018-1, Class B, 3.85%, 7/15/24 (144A)             $      98,847
  227,821(b)      Bayview Koitere Fund Trust, Series 2017-RT4, Class A, 3.5%, 7/28/57 (144A)                         227,227
  100,000         BCC Funding Corp. X, Series 2015-1, Class C, 3.622%, 11/20/20 (144A)                                99,744
    3,432(c)      Bear Stearns Asset Backed Securities I Trust, Series 2005-FR1, Class M1, 2.841%
                  (1 Month USD LIBOR + 75 bps), 6/25/35                                                                3,458
    4,963(c)      Bear Stearns Asset Backed Securities Trust, Series 2006-SD2, Class A3, 2.581%
                  (1 Month USD LIBOR + 49 bps), 6/25/36                                                                4,959
  241,726(b)      Citigroup Mortgage Loan Trust, Inc., Series 2017-RP2, Class A1, 3.25%, 7/25/67 (144A)              236,070
  312,353(b)      Citigroup Mortgage Loan Trust, Inc., Series 2018-RP1, Class A1, 3.0%, 9/25/64 (144A)               307,246
  100,000         CoreVest American Finance Trust, Series 2017-1, Class C, 3.756%, 10/15/49 (144A)                    97,637
   49,388(d)      Credit-Based Asset Servicing & Securitization LLC, Series 2005-CB6,
                  Class A3, 3.763%, 7/25/35                                                                           49,210
   34,785(d)      Equifirst Mortgage Loan Trust, Series 2003-1, Class IF1, 4.01%, 12/25/32                            35,039
  113,627(c)      Fieldstone Mortgage Investment Trust, Series 2005-3, Class 1A, 2.581%
                  (1 Month USD LIBOR + 49 bps), 2/25/36                                                              112,410
   45,000         First Investors Auto Owner Trust, Series 2015-2A, Class D, 4.22%, 12/15/21 (144A)                   45,449
  150,000         GLS Auto Receivables Trust, Series 2017-1A, Class B, 2.98%, 12/15/21 (144A)                        148,888
    4,073(c)      GSRPM Mortgage Loan Trust, Series 2006-2, Class A2, 2.391%
                  (1 Month USD LIBOR + 30 bps), 9/25/36 (144A)                                                         4,070
  100,000(c)      Hertz Fleet Lease Funding LP, Series 2016-1, Class E, 5.546%
                  (1 Month USD LIBOR + 350 bps), 4/10/30 (144A)                                                      100,339
  200,000(c)      Home Partners of America Trust, Series 2018-1, Class A, 2.834%
                  (1 Month USD LIBOR + 90 bps), 7/17/37 (144A)                                                       200,095
   22,784         Icon Brand Holdings LLC, Series 2013-1A, Class A2, 4.352%, 1/25/43 (144A)                           20,757
  100,000(c)      Invitation Homes Trust, Series 2018-SFR1, Class C, 3.335%
                  (1 Month USD LIBOR + 125 bps), 3/17/37 (144A)                                                      100,121
  200,000         Kabbage Asset Securitization LLC, Series 2017-1, Class A, 4.571%, 3/15/22 (144A)                   201,916
  190,000(b)      Mill City Mortgage Loan Trust 2017-1, Series 2017-1, Class M2, 3.25%, 11/25/58 (144A)              182,004
  100,000         Nationstar HECM Loan Trust, Series 2017-1A, Class M1, 2.942%, 5/25/27 (144A)                        99,217
  200,000         New Residential Advance Receivables Trust Advance Receivables Backed Notes,
                  Series 2016-T2, Class BT2, 3.02%, 10/15/49 (144A)                                                  197,702
  184,600(c)      Newtek Small Business Loan Trust, Series 2017-1, Class A, 4.091%
                  (1 Month USD LIBOR + 200 bps), 2/15/43 (144A)                                                      184,478
  192,439(c)      NovaStar Mortgage Funding Trust, Series 2005-3, Class M1, 2.635%
                  (1 Month USD LIBOR + 68 bps), 1/25/36                                                              191,931
  100,000         Ocwen Master Advance Receivables Trust, Series 2017-T1, Class DT1, 3.536%, 9/15/48 (144A)           99,805
  300,000(c)      Option One Mortgage Loan Trust, Series 2005-3, Class M2, 2.826%
                  (1 Month USD LIBOR + 74 bps), 8/25/35                                                              299,892

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

Principal
   Amount
   USD ($)                                                                                                             Value
                  Thrifts & Mortgage Finance - (continued)
  100,000         Progress Residential Trust, Series 2017-SFR2, Class B, 3.196%, 12/17/34 (144A)               $      97,155
    2,675(c)      RAAC Trust, Series 2006-RP2, Class A, 2.341% (1 Month USD LIBOR + 25 bps), 2/25/37 (144A)            2,674
  118,961(d)      RCO Mortgage LLC, Series 2017-1, Class A1, 3.375%, 8/25/22 (144A)                                  118,306
   77,487         SCF Equipment Leasing LLC, Series 2017-2A, Class A, 3.41%, 12/20/23 (144A)                          76,688
   26,502         SCF Equipment Trust LLC, Series 2016-1A, Class A, 3.62%, 11/20/21 (144A)                            26,419
   98,417         STORE Master Funding I LLC, Series 2015-1A, Class A1, 3.75%, 4/20/45 (144A)                         96,723
      505(d)      Structured Asset Securities Corp., Series 2004-19XS, Class A6B, 5.022%, 10/25/34                       517
   11,933(d)      Terwin Mortgage Trust, Series 2005-16HE, Class AF2, 4.761%, 9/25/36                                 11,956
  100,000         Tidewater Sales Finance Master Trust, Series 2017-AA, Class A, 4.55%, 4/15/21 (144A)                99,945
  313,123(b)      Towd Point Mortgage Trust, Series 2015-3, Class A1B, 3.0%, 3/25/54 (144A)                          310,874
  390,000(b)      Towd Point Mortgage Trust, Series 2017-6, Class A2, 3.0%, 10/25/57 (144A)                          368,137
  500,000(b)      Towd Point Mortgage Trust, Series 2017-6, Class M1, 3.25%, 10/25/57 (144A)                         469,086
  260,000(b)      Towd Point Mortgage Trust, Series 2018-3, Class A1, 3.75%, 5/25/58 (144A)                          260,052
  200,000(c)      Trafigura Securitisation Finance Plc, Series 2017-1A, Class A1, 2.923%
                  (1 Month USD LIBOR + 85 bps), 12/15/20 (144A)                                                      200,501
  210,000         United Auto Credit Securitization Trust, Series 2017-1, Class C, 2.71%, 1/10/22 (144A)             209,296
   21,592         Welk Resorts LLC, Series 2015-AA, Class A, 2.79%, 6/16/31 (144A)                                    21,195
  144,376         Westgate Resorts LLC, Series 2017-1A, Class A, 3.05%, 12/20/30 (144A)                              142,983
  241,243         Westgate Resorts LLC, Series 2018-1A, Class C, 4.1%, 12/20/31 (144A)                               240,532
  100,000         WRG Debt Funding II LLC, Series 2017-1, Class A, 4.458%, 3/15/26 (144A)                             99,625
                                                                                                               -------------
                  Total Banks                                                                                  $   6,201,175
                                                                                                               -------------
                  DIVERSIFIED FINANCIALS - 0.0%+
                  Specialized Finance - 0.0%+
   27,876         JG Wentworth XXII LLC, Series 2010-3A, Class A, 3.82%, 12/15/48 (144A)                       $      28,165
                                                                                                               -------------
                  Total Diversified Financials                                                                 $      28,165
                                                                                                               -------------
                  TOTAL ASSET BACKED SECURITIES
                  (Cost $6,281,553)                                                                            $   6,229,340
                                                                                                               -------------
                  COLLATERALIZED MORTGAGE OBLIGATIONS - 21.1% of Net Assets
                  BANKS - 20.2%
                  Thrifts & Mortgage Finance - 20.2%
  250,000         A10 Term Asset Financing LLC, Series 2017-1A, Class B, 3.15%, 3/15/36 (144A)                 $     244,586
  105,656(b)      Agate Bay Mortgage Trust, Series 2015-1, Class A13, 3.5%, 1/25/45 (144A)                           104,034
   26,760(b)      Agate Bay Mortgage Trust, Series 2015-5, Class A3, 3.5%, 7/25/45 (144A)                             26,267
  228,727(b)      Agate Bay Mortgage Trust, Series 2016-2, Class A5, 3.5%, 3/25/46 (144A)                            227,033
  280,812(b)      Agate Bay Mortgage Trust, Series 2016-3, Class A5, 3.5%, 8/25/46 (144A)                            278,904
  100,000         American Homes 4 Rent, Series 2015-SFR1, Class C, 4.11%, 4/17/52 (144A)                            100,360
  125,000(c)      Arbor Realty Commercial Real Estate Notes, Ltd., Series 2017-FL1, Class B, 4.573%
                  (1 Month USD LIBOR + 250 bps), 4/15/27 (144A)                                                      127,812
  123,886         B2R Mortgage Trust, Series 2015-1, Class A1, 2.524%, 5/15/48 (144A)                                122,220
  200,000(c)      BAMLL Commercial Mortgage Securities Trust, Series 2014-FL1, Class B, 5.747%
                  (1 Month USD LIBOR + 220 bps), 12/15/31 (144A)                                                     200,992
  360,000         BANK, Series 2017-BNK7, Class AS, 3.748%, 9/15/60                                                  355,730
  210,752(b)      Bayview Opportunity Master Fund IVb Trust, Series 2017-RT2, Class A, 3.5%, 8/28/57 (144A)          209,962
  390,115(c)      Bear Stearns ALT-A Trust, Series 2005-7, Class 11A1, 2.631%
                  (1 Month USD LIBOR + 54 bps), 8/25/35                                                              389,905
  250,000         Benchmark Mortgage Trust, Series 2018-B2, Class A4, 3.615%, 2/15/51                                248,005
  100,000         CCRESG Commercial Mortgage Trust, Series 2016-HEAT, Class A, 3.357%, 4/10/29 (144A)                 99,521

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/18 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

Principal
   Amount
   USD ($)                                                                                                             Value
                  Thrifts & Mortgage Finance - (continued)
   11,024(b)      CHL Mortgage Pass-Through Trust, Series 2003-56, Class 4A2, 3.766%, 12/25/33                 $      11,283
  345,928(b)      CIM Trust, Series 2018-J1, Class A10, 3.5%, 3/25/48 (144A)                                         341,544
  250,000(b)      Citigroup Commercial Mortgage Trust, Series 2014-GC19, Class B, 4.805%, 3/10/47                    257,502
  250,000(b)      Citigroup Commercial Mortgage Trust, Series 2014-GC25, Class B, 4.345%, 10/10/47                   251,304
  150,000         Citigroup Commercial Mortgage Trust, Series 2015-GC27, Class A5, 3.137%, 2/10/48                   146,139
  250,000         Citigroup Commercial Mortgage Trust, Series 2016-P5, Class D, 3.0%, 10/10/49 (144A)                198,482
  423,545(b)      Citigroup Mortgage Loan Trust, Series 2018-RP2, Class A1, 3.5%, 2/25/58 (144A)                     422,466
  129,722         Colony American Finance, Ltd., Series 2015-1, Class A, 2.896%, 10/15/47 (144A)                     128,906
   25,000         COMM Mortgage Trust, Series 2012-CR2, Class AM, 3.791%, 8/15/45                                     25,313
  250,000         COMM Mortgage Trust, Series 2012-CR4, Class AM, 3.251%, 10/15/45                                   243,910
  200,000(b)      COMM Mortgage Trust, Series 2013-CR11, Class C, 5.334%, 8/10/50 (144A)                             203,511
   50,000         COMM Mortgage Trust, Series 2013-LC6, Class A4, 2.941%, 1/10/46                                     49,155
  233,783(b)      COMM Mortgage Trust, Series 2014-CR20, Class C, 4.653%, 11/10/47                                   231,313
  100,000(c)      COMM Mortgage Trust, Series 2014-FL5, Class B, 3.183%
                  (1 Month USD LIBOR + 215 bps), 10/15/31 (144A)                                                      99,598
  150,000         COMM Mortgage Trust, Series 2014-UBS4, Class A4, 3.42%, 8/10/47                                    149,080
  100,000(b)      COMM Mortgage Trust, Series 2015-CR25, Class B, 4.696%, 8/10/48                                    103,734
  150,000         COMM Mortgage Trust, Series 2015-LC23, Class A4, 3.774%, 10/10/48                                  150,967
  244,391         Commercial Mortgage Pass Through Certificates, Series 2012-CR3, Class A3, 2.822%, 10/15/45         239,537
  195,044         Commercial Mortgage Pass Through Certificates, Series 2016-CR28, Class AHR, 3.651%, 2/10/49        195,215
  300,000(b)      CSAIL Commercial Mortgage Trust, Series 2016-C5, Class C, 4.687%, 11/15/48                         297,401
  100,000         CSAIL Commercial Mortgage Trust, Series 2016-C6, Class A5, 3.09%, 1/15/49                           95,911
  121,079(b)      CSMC Trust, Series 2013-IVR3, Class A1, 2.5%, 5/25/43 (144A)                                       112,949
  242,158(b)      CSMC Trust, Series 2013-IVR3, Class A2, 3.0%, 5/25/43 (144A)                                       231,262
  262,562(b)      CSMC Trust, Series 2013-IVR3, Class B4, 3.46%, 5/25/43 (144A)                                      245,402
  314,319(b)      CSMC Trust, Series 2013-TH1, Class A1, 2.13%, 2/25/43 (144A)                                       291,784
  327,771(b)      CSMC Trust, Series 2017-HL2, Class A1, 3.5%, 10/25/47 (144A)                                       320,007
  172,764(b)      CSMLT Trust, Series 2015-1, Class A9, 3.5%, 5/25/45 (144A)                                         169,794
  250,000         DBJPM Mortgage Trust, Series 2016-C3, Class A5, 2.89%, 9/10/49                                     235,906
  288,708(b)      Deephaven Residential Mortgage Trust, Series 2017-3A, Class A1, 2.577%, 10/25/47 (144A)            286,919
  203,704(b)      Deephaven Residential Mortgage Trust, Series 2018-1A, Class A1, 2.976%, 12/25/57 (144A)            202,491
  441,543(b)      Flagstar Mortgage Trust, Series 2018-1, Class A3, 3.5%, 3/25/48 (144A)                             433,402
  179,478(b)      Flagstar Mortgage Trust, Series 2018-2, Class A14, 3.5%, 4/25/48 (144A)                            174,032
  274,126(b)      Flagstar Mortgage Trust, Series 2018-2, Class B1, 4.085%, 4/25/48 (144A)                           273,697
  344,949(b)      Flagstar Mortgage Trust, Series 2018-3INV, Class A3, 4.0%, 5/25/48 (144A)                          343,983
  100,000(b)      GAHR Commercial Mortgage Trust, Series 2015-NRF, Class CFX, 3.495%, 12/15/34 (144A)                 99,688
   25,000         GS Mortgage Securities Corp. II, Series 2013-GC10, Class B, 3.682%, 2/10/46 (144A)                  24,745
  200,000(b)      GS Mortgage Securities Trust, Series 2013-GC12, Class C, 4.179%, 6/10/46                           193,570
   50,000(b)      Irvine Core Office Trust, Series 2013-IRV, Class A2, 3.279%, 5/15/48 (144A)                         49,449
   94,774         JP Morgan Chase Commercial Mortgage Securities Trust, Series 2011-C5, Class A3,
                  4.171%, 8/15/46                                                                                     96,813
  200,000(b)      JP Morgan Chase Commercial Mortgage Securities Trust, Series 2012-C8, Class B,
                  3.977%, 10/15/45 (144A)                                                                            200,258
  450,000         JP Morgan Chase Commercial Mortgage Securities Trust, Series 2012-LC9, Class A5,
                  2.84%, 12/15/47                                                                                    440,393
   57,662(c)      JP Morgan Chase Commercial Mortgage Securities Trust, Series 2014-FL4, Class C, 4.273%
                  (1 Month USD LIBOR + 220 bps), 12/15/30 (144A)                                                      57,747
  110,032(b)      JP Morgan Mortgage Trust, Series 2013-1, Class 2A3, 3.0%, 3/25/43 (144A)                           108,424

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

Principal
   Amount
   USD ($)                                                                                                             Value
                  Thrifts & Mortgage Finance - (continued)
  185,004(b)      JP Morgan Mortgage Trust, Series 2015-4, Class 2A3, 3.0%, 6/25/45 (144A)                     $     178,846
  253,635(b)      JP Morgan Mortgage Trust, Series 2016-1, Class A3, 3.5%, 5/25/46 (144A)                            248,958
  370,365(b)      JP Morgan Mortgage Trust, Series 2016-3, Class 2A1, 3.0%, 10/25/46 (144A)                          364,260
  398,434(b)      JP Morgan Mortgage Trust, Series 2016-4, Class A5, 3.5%, 10/25/46 (144A)                           393,982
  269,728(b)      JP Morgan Mortgage Trust, Series 2016-4, Class A13, 3.5%, 10/25/46 (144A)                          264,068
  567,541(b)      JP Morgan Mortgage Trust, Series 2017-1, Class A3, 3.5%, 1/25/47 (144A)                            560,846
  410,199(b)      JP Morgan Mortgage Trust, Series 2017-1, Class A5, 3.5%, 1/25/47 (144A)                            408,437
  320,000(b)      JP Morgan Mortgage Trust, Series 2017-1, Class A6, 3.5%, 1/25/47 (144A)                            314,772
  507,396(b)      JP Morgan Mortgage Trust, Series 2017-2, Class A5, 3.5%, 5/25/47 (144A)                            501,410
  190,273(b)      JP Morgan Mortgage Trust, Series 2017-2, Class A6, 3.0%, 5/25/47 (144A)                            185,531
  317,770(b)      JP Morgan Mortgage Trust, Series 2017-3, Class 1A5, 3.5%, 8/25/47 (144A)                           314,021
  194,538(b)      JP Morgan Mortgage Trust, Series 2017-3, Class 1A13, 3.5%, 8/25/47 (144A)                          190,421
  368,209(b)      JP Morgan Mortgage Trust, Series 2017-3, Class 2A2, 2.5%, 8/25/47 (144A)                           353,250
  414,574(b)      JP Morgan Mortgage Trust, Series 2017-4, Class A5, 3.5%, 11/25/48 (144A)                           409,683
  410,210(b)      JP Morgan Mortgage Trust, Series 2017-4, Class A6, 3.0%, 11/25/48 (144A)                           404,034
  307,652(b)      JP Morgan Mortgage Trust, Series 2017-5, Class A1A, 3.0%, 10/26/48 (144A)                          305,006
  210,000(b)      JP Morgan Mortgage Trust, Series 2017-5, Class A1B, 3.63%, 10/26/48 (144A)                         206,585
  149,978(b)      JP Morgan Mortgage Trust, Series 2017-5, Class B1, 3.173%, 10/26/48 (144A)                         147,147
  326,363(b)      JP Morgan Mortgage Trust, Series 2017-6, Class A5, 3.5%, 12/25/48 (144A)                           322,309
  447,925(b)      JP Morgan Mortgage Trust, Series 2018-1, Class A5, 3.5%, 6/25/48 (144A)                            442,361
  486,251(b)      JP Morgan Mortgage Trust, Series 2018-3, Class A5, 3.5%, 9/25/48 (144A)                            480,211
  134,354(b)      JP Morgan Mortgage Trust, Series 2018-3, Class B1, 3.784%, 9/25/48 (144A)                          129,872
  475,000(b)      JP Morgan Mortgage Trust, Series 2018-4, Class A17, 3.5%, 10/25/48 (144A)                          459,496
  199,364(b)      JP Morgan Mortgage Trust, Series 2018-4, Class B2, 3.805%, 10/25/48 (144A)                         190,787
  450,000(b)      JP Morgan Mortgage Trust, Series 2018-6, Class 2A2, 3.0%, 12/25/48 (144A)                          441,914
  195,000(c)      JP Morgan Mortgage Trust, Series 2018-7FRB, Class A2, 2.841%
                  (1 Month USD LIBOR + 75 bps), 4/25/46 (144A)                                                       195,187
  290,000(c)      JP Morgan Mortgage Trust, Series 2018-7FRB, Class A3, 2.841%
                  (1 Month USD LIBOR + 75 bps), 4/25/46 (144A)                                                       288,782
  262,677(b)      JP Morgan Trust, Series 2015-1, Class B1, 2.91%, 12/25/44 (144A)                                   261,802
   64,952(b)      JP Morgan Trust, Series 2015-3, Class A6, 3.0%, 5/25/45 (144A)                                      64,227
  200,000         JPMBB Commercial Mortgage Securities Trust, Series 2014-C22, Class A4, 3.801%, 9/15/47             202,984
  150,000(b)      JPMDB Commercial Mortgage Securities Trust, Series 2016-C2, Class B, 3.99%, 6/15/49                148,618
  100,000(b)      JPMDB Commercial Mortgage Securities Trust, Series 2016-C4, Class D, 3.223%, 12/15/49 (144A)        79,690
  127,998(c)      La Hipotecaria Panamanian Mortgage Trust, Series 2007-1GA, Class A, 4.0%
                  (Panamanian Mortgage Reference Rate - 125 bps), 12/23/36 (144A)                                    127,198
   38,730(c)      La Hipotecaria Panamanian Mortgage Trust, Series 2010-1GA, Class A, 2.5%
                  (Panamanian Mortgage Reference Rate - 300 bps), 9/8/39 (144A)                                       39,190
  100,000(b)      LSTAR Commercial Mortgage Trust, Series 2015-3, Class AS, 3.246%, 4/20/48 (144A)                    96,178
  286,591(c)      LSTAR Securities Investment, Ltd., Series 2018-1, Class A, 3.532%
                  (1 Month USD LIBOR + 155 bps), 2/1/23 (144A)                                                       286,906
  195,860(b)      Mello Mortgage Capital Acceptance, Series 2018-MTG1, Class A1, 3.5%, 5/25/48 (144A)                192,597
   99,951(b)      Mill City Mortgage Loan Trust, Series 2017-3, Class M2, 3.25%, 1/25/61 (144A)                       95,860
  150,000         Morgan Stanley Bank of America Merrill Lynch Trust, Series 2012-C6, Class A4,
                  2.858%, 11/15/45                                                                                   147,318
  100,000         Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C25, Class D,
                  3.068%, 10/15/48                                                                                    82,496
  305,069(b)      NRP Mortgage Trust, Series 2013-1, Class A1, 3.25%, 7/25/43 (144A)                                 296,513
  235,397(b)      NRP Mortgage Trust, Series 2013-1, Class B2, 3.313%, 7/25/43 (144A)                                228,651
  437,437(b)      PMT Loan Trust, Series 2013-J1, Class A1, 3.5%, 9/25/43 (144A)                                     429,919

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/18 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

Principal
   Amount
   USD ($)                                                                                                             Value
                  Thrifts & Mortgage Finance - (continued)
  316,219(b)      PMT Loan Trust, Series 2013-J1, Class A11, 3.5%, 9/25/43 (144A)                              $     310,587
  574,924(b)      PSMC Trust, Series 2018-1, Class A3, 3.5%, 2/25/48 (144A)                                          571,183
  352,239(d)      Seasoned Credit Risk Transfer Trust, Series 2017-3, Class HT, 2.5%, 7/25/56                        340,371
  200,000         Seasoned Credit Risk Transfer Trust, Series 2018-2, Class MT, 3.5%, 11/25/57                       197,478
   61,674(b)      Sequoia Mortgage Trust, Series 2012-6, Class A2, 1.808%, 12/25/42                                   57,482
  546,332(b)      Sequoia Mortgage Trust, Series 2013-2, Class A, 1.874%, 2/25/43                                    490,763
  222,674(b)      Sequoia Mortgage Trust, Series 2013-4, Class A1, 2.325%, 4/25/43                                   205,408
  445,347(b)      Sequoia Mortgage Trust, Series 2013-4, Class A2, 2.5%, 4/25/43                                     419,844
  416,404(b)      Sequoia Mortgage Trust, Series 2013-5, Class A2, 3.0%, 5/25/43 (144A)                              398,951
  435,289(b)      Sequoia Mortgage Trust, Series 2013-6, Class A1, 2.5%, 5/25/43                                     412,471
  455,250(b)      Sequoia Mortgage Trust, Series 2013-6, Class A2, 3.0%, 5/25/43                                     439,870
  100,679(b)      Sequoia Mortgage Trust, Series 2013-7, Class A1, 2.5%, 6/25/43                                      95,830
  394,555(b)      Sequoia Mortgage Trust, Series 2013-7, Class A2, 3.0%, 6/25/43                                     380,481
  399,252(b)      Sequoia Mortgage Trust, Series 2013-10, Class A1, 3.5%, 8/25/43 (144A)                             392,889
   69,439(b)      Sequoia Mortgage Trust, Series 2015-1, Class A2, 3.0%, 1/25/45 (144A)                               66,985
  616,852(b)      Sequoia Mortgage Trust, Series 2015-1, Class A6, 2.5%, 1/25/45 (144A)                              603,985
  233,482(b)      Sequoia Mortgage Trust, Series 2015-2, Class A1, 3.5%, 5/25/45 (144A)                              229,761
  357,546(b)      Sequoia Mortgage Trust, Series 2017-2, Class A1, 3.5%, 2/25/47 (144A)                              351,178
  250,813(b)      Sequoia Mortgage Trust, Series 2017-3, Class A1, 3.5%, 4/25/47 (144A)                              245,561
  210,999(b)      Sequoia Mortgage Trust, Series 2017-4, Class A4, 3.5%, 7/25/47 (144A)                              209,895
  297,338(b)      Sequoia Mortgage Trust, Series 2017-5, Class A1, 3.5%, 8/25/47 (144A)                              293,006
  292,609(b)      Sequoia Mortgage Trust, Series 2017-7, Class A1, 3.5%, 10/25/47 (144A)                             286,848
  106,822(b)      Sequoia Mortgage Trust, Series 2017-CH2, Class A1, 4.0%, 12/25/47 (144A)                           107,585
  424,277(b)      Sequoia Mortgage Trust, Series 2018-3, Class A4, 3.5%, 3/25/48 (144A)                              420,312
  430,000(b)      Sequoia Mortgage Trust, Series 2018-6, Class A22, 4.0%, 7/25/48 (144A)                             430,605
  510,571(b)      Sequoia Mortgage Trust, Series 2018-CH1, Class A1, 4.0%, 2/25/48 (144A)                            515,220
  519,938(b)      Shellpoint Co-Originator Trust, Series 2015-1, Class A9, 3.5%, 8/25/45 (144A)                      514,544
  169,799(b)      Shellpoint Co-Originator Trust, Series 2016-1, Class 2A3, 3.0%, 10/25/31 (144A)                    165,747
  230,540(b)      Shellpoint Co-Originator Trust, Series 2017-1, Class A1, 3.5%, 4/25/47 (144A)                      227,154
  361,395(b)      Shellpoint Co-Originator Trust, Series 2017-2, Class A1, 3.5%, 10/25/47 (144A)                     355,281
  200,000(c)      Starwood Waypoint Homes Trust, Series 2017-1, Class B, 3.255%
                  (1 Month USD LIBOR + 117 bps), 1/17/35 (144A)                                                      200,169
  265,000(b)      Towd Point Mortgage Trust, Series 2015-6, Class M1, 3.75%, 4/25/55 (144A)                          266,633
  430,000(b)      Towd Point Mortgage Trust, Series 2017-2, Class A2, 3.25%, 4/25/57 (144A)                          422,334
  360,000(b)      Towd Point Mortgage Trust, Series 2017-3, Class A2, 3.0%, 7/25/57 (144A)                           345,137
  308,405         Towd Point Mortgage Trust, Series 2017-5, Class XA, 3.5%, 2/25/57 (144A)                           304,999
  150,000         Wells Fargo Commercial Mortgage Trust, Series 2014-LC16, Class ASB, 3.477%, 8/15/50                151,214
  260,000         Wells Fargo Commercial Mortgage Trust, Series 2015-NXS3, Class A4, 3.617%, 9/15/57                 259,782
  250,000         Wells Fargo Commercial Mortgage Trust, Series 2016-C32, Class A3, 3.294%, 1/15/59                  244,628
  200,000         Wells Fargo Commercial Mortgage Trust, Series 2016-LC24, Class A3, 2.684%, 10/15/49                186,438
  100,000(b)      WFRBS Commercial Mortgage Trust, Series 2013-C12, Class D, 4.553%, 3/15/48 (144A)                   91,085
  150,000         WFRBS Commercial Mortgage Trust, Series 2013-C16, Class A4, 4.136%, 9/15/46                        155,280
   82,678(b)      WinWater Mortgage Loan Trust, Series 2016-1, Class 1A5, 3.5%, 1/20/46 (144A)                        80,933
                                                                                                               -------------
                  Total Banks                                                                                  $  35,098,547
                                                                                                               -------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

Principal
   Amount
   USD ($)                                                                                                             Value
                  Government - 0.9%
   35,502         Federal Home Loan Mortgage Corp. REMICS, Series 2944, Class OH, 5.5%, 3/15/35                $      37,817
  185,330         Federal Home Loan Mortgage Corp. Whole Loan Securities Trust, Series 2017-SC02,
                  Class 2A1, 3.5%, 5/25/47                                                                           185,302
    6,600         Federal National Mortgage Association REMICS, Series 2009-36, Class HX, 4.5%, 6/25/29                6,818
  550,000         Federal National Mortgage Association REMICS, Series 2013-61, Class BY, 3.0%, 6/25/43              509,517
  200,000(b)      FREMF Mortgage Trust, Series 2012-K710, Class B, 3.942%, 6/25/47 (144A)                            201,393
   60,101(c)      FREMF Mortgage Trust, Series 2014-KF05, Class B, 6.001%
                  (1 Month USD LIBOR + 400 bps), 9/25/22 (144A)                                                       62,921
   61,567(c)      FREMF Mortgage Trust, Series 2014-KS02, Class B, 7.001%
                  (1 Month USD LIBOR + 500 bps), 8/25/23 (144A)                                                       63,137
  125,000(b)      FREMF Mortgage Trust, Series 2015-K51, Class B, 4.088%, 10/25/48 (144A)                            123,995
   29,380         Government National Mortgage Association, Series 2005-61, Class UZ, 5.25%, 8/16/35                  31,145
   17,816         Government National Mortgage Association, Series 2012-130, Class PA, 3.0%, 4/20/41                  17,609
2,410,786(b)(e)   Government National Mortgage Association, Series 2017-21, Class IO, 0.802%, 10/16/58               184,046
  222,917         Government National Mortgage Association, Series 2018-20, Class A, 2.5%, 9/16/49                   217,592
                                                                                                               -------------
                  Total Government                                                                             $   1,641,292
                                                                                                               -------------
                  TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                  (Cost $37,526,913)                                                                           $  36,739,839
                                                                                                               -------------
                  CORPORATE BONDS - 33.6% of Net Assets
                  AUTOMOBILES & COMPONENTS - 0.5%
                  Auto Parts & Equipment - 0.1%
   82,000         Dana Financing Luxembourg Sarl, 6.5%, 6/1/26 (144A)                                          $      83,230
                                                                                                               -------------
                  Automobile Manufacturers - 0.4%
  125,000         Nissan Motor Acceptance Corp., 2.15%, 7/13/20 (144A)                                         $     121,948
  255,000         Nissan Motor Acceptance Corp., 3.15%, 3/15/21 (144A)                                               253,301
  350,000         Toyota Motor Credit Corp., 2.125%, 7/18/19                                                         347,868
                                                                                                               -------------
                                                                                                               $     723,117
                                                                                                               -------------
                  Total Automobiles & Components                                                               $     806,347
                                                                                                               -------------
                  BANKS - 4.4%
                  Diversified Banks - 3.4%
  200,000         Australia & New Zealand Banking Group, Ltd., 4.5%, 3/19/24 (144A)                            $     199,800
  250,000         Barclays Plc, 4.375%, 1/12/26                                                                      242,816
   75,000         BBVA Bancomer SA, 4.375%, 4/10/24 (144A)                                                            74,737
  200,000(b)      BBVA Bancomer SA, 5.125% (5 Year Constant Maturity Treasury Index + 265 bps), 1/18/33 (144A)       177,250
   75,000         BBVA Bancomer SA, 6.5%, 3/10/21 (144A)                                                              78,094
  450,000(a)(b)   BNP Paribas SA, 7.625% (5 Year USD Swap Rate + 631 bps) (144A)                                     469,688
  250,000         BPCE SA, 2.25%, 1/27/20                                                                            245,979
  200,000         BPCE SA, 4.875%, 4/1/26 (144A)                                                                     198,377
  745,000(c)      Canadian Imperial Bank of Commerce, 2.678% (3 Month USD LIBOR + 32 bps), 2/2/21                    744,797
   90,000         Cooperatieve Rabobank UA, 3.875%, 2/8/22                                                            91,273
  250,000         Cooperatieve Rabobank UA, 3.95%, 11/9/22                                                           247,582
  250,000         Credit Suisse Group Funding Guernsey, Ltd., 3.8%, 9/15/22                                          248,903
  430,000(b)      DBS Group Holdings Ltd., 4.52% (5 Year USD 1100 Run Intercontinental Exchange
                  Swap Rate + 159 bps), 12/11/28 (144A)                                                              433,323
  150,000         HSBC Bank Plc, 7.65%, 5/1/25                                                                       174,958
  400,000(a)(b)   ING Groep NV, 6.5% (5 Year USD Swap Rate + 445 bps)                                                386,920
  400,000         Lloyds Banking Group Plc, 4.65%, 3/24/26                                                           393,568

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/18 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

Principal
   Amount
   USD ($)                                                                                                             Value
                  Diversified Banks - (continued)
  200,000         Nordea Bank AB, 4.25%, 9/21/22 (144A)                                                        $     202,849
  300,000         Nordea Bank AB, 4.875%, 5/13/21 (144A)                                                             308,483
  435,000(a)(b)   Royal Bank of Scotland Group Plc, 8.625% (5 Year USD Swap Rate + 760 bps)                          462,296
  400,000(a)(b)   Societe Generale SA, 7.375% (5 Year USD Swap Rate + 624 bps) (144A)                                407,000
  200,000         Standard Chartered Plc, 3.95%, 1/11/23 (144A)                                                      195,387
                                                                                                               -------------
                                                                                                               $   5,984,080
                                                                                                               -------------
                  Regional Banks - 0.7%
  300,000         KeyCorp, 5.1%, 3/24/21                                                                       $     313,225
  425,000         SunTrust Bank, 2.45%, 8/1/22                                                                       408,270
  495,000(b)      SunTrust Bank, 2.59% (3 Month USD LIBOR + 30 bps), 1/29/21                                         490,617
                                                                                                               -------------
                                                                                                               $   1,212,112
                                                                                                               -------------
                  Thrifts & Mortgage Finance - 0.3%
  255,000         Nationwide Building Society, 4.0%, 9/14/26 (144A)                                            $     238,171
  250,000(b)      Nationwide Building Society, 4.125% (5 Year USD 1100 Run Intercontinental
                  Exchange Swap Rate + 185 bps), 10/18/32 (144A)                                                     228,971
                                                                                                               -------------
                                                                                                               $     467,142
                                                                                                               -------------
                  Total Banks                                                                                  $   7,663,334
                                                                                                               -------------
                  CAPITAL GOODS - 1.4%
                  Aerospace & Defense - 0.6%
  168,000         Embraer Netherlands Finance BV, 5.4%, 2/1/27                                                 $     173,821
  470,000         Rockwell Collins, Inc., 3.2%, 3/15/24                                                              452,787
  285,000         Spirit AeroSystems, Inc., 3.85%, 6/15/26                                                           273,631
  155,000         Spirit AeroSystems, Inc., 4.6%, 6/15/28                                                            155,608
                                                                                                               -------------
                                                                                                               $   1,055,847
                                                                                                               -------------
                  Building Products - 0.6%
  179,000         American Woodmark Corp., 4.875%, 3/15/26 (144A)                                              $     169,603
  270,000         Fortune Brands Home & Security, Inc., 3.0%, 6/15/20                                                267,921
  210,000         Owens Corning, 3.4%, 8/15/26                                                                       191,478
  175,000         Owens Corning, 4.2%, 12/1/24                                                                       172,651
  160,000         Standard Industries, Inc., 5.5%, 2/15/23 (144A)                                                    161,600
                                                                                                               -------------
                                                                                                               $     963,253
                                                                                                               -------------
                  Construction & Engineering - 0.1%
   40,000         Amsted Industries, Inc., 5.0%, 3/15/22 (144A)                                                $      40,050
  120,000         Amsted Industries, Inc., 5.375%, 9/15/24 (144A)                                                    119,100
                                                                                                               -------------
                                                                                                               $     159,150
                                                                                                               -------------
                  Industrial Conglomerates - 0.1%
  250,000         General Electric Co., 5.3%, 2/11/21                                                          $     261,546
                                                                                                               -------------
                  Total Capital Goods                                                                          $   2,439,796
                                                                                                               -------------
                  COMMERCIAL & PROFESSIONAL SERVICES - 0.2%
                  Environmental & Facilities Services - 0.1%
  175,000         Republic Services, Inc., 2.9%, 7/1/26                                                        $     162,513
                                                                                                               -------------
                  Research & Consulting Services - 0.1%
  222,000         Verisk Analytics, Inc., 5.5%, 6/15/45                                                        $     228,824
                                                                                                               -------------
                  Total Commercial & Professional Services                                                     $     391,337
                                                                                                               -------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

Principal
   Amount
   USD ($)                                                                                                             Value
                  CONSUMER DURABLES & APPAREL - 0.3%
                  Homebuilding - 0.3%
  195,000         Lennar Corp., 4.75%, 4/1/21                                                                  $     197,779
  165,000         Meritage Homes Corp., 6.0%, 6/1/25                                                                 167,062
   75,000         TRI Pointe Group, Inc., 5.25%, 6/1/27                                                               68,813
                                                                                                               -------------
                  Total Consumer Durables & Apparel                                                            $     433,654
                                                                                                               -------------
                  CONSUMER SERVICES - 0.1%
                  Education Services - 0.1%
   25,000         Massachusetts Institute of Technology, 5.6%, 7/1/11                                          $      32,346
   50,000         President & Fellows of Harvard College, 2.3%, 10/1/23                                               48,192
  100,000         Tufts University, 5.017%, 4/15/12                                                                  111,346
                                                                                                               -------------
                  Total Consumer Services                                                                      $     191,884
                                                                                                               -------------
                  DIVERSIFIED FINANCIALS - 3.4%
                  Asset Management & Custody Banks - 0.3%
  345,000(c)      Bank of New York Mellon Corp., 3.409% (3 Month USD LIBOR + 105 bps), 10/30/23                $     350,732
  125,000         Legg Mason, Inc., 3.95%, 7/15/24                                                                   123,858
  100,000         Legg Mason, Inc., 4.75%, 3/15/26                                                                   101,596
                                                                                                               -------------
                                                                                                               $     576,186
                                                                                                               -------------
                  Consumer Finance - 0.6%
  400,000         Capital One Financial Corp., 3.75%, 4/24/24                                                  $     392,336
  180,000         Capital One Financial Corp., 4.25%, 4/30/25                                                        179,374
  440,000         General Motors Financial Co., Inc., 4.0%, 1/15/25                                                  426,549
                                                                                                               -------------
                                                                                                               $     998,259
                                                                                                               -------------
                  Diversified Capital Markets - 0.8%
  400,000(a)(b)   Credit Suisse Group AG, 7.125% (5 Year USD Swap Rate + 511 bps)                              $     407,300
  200,000(c)      ICBCIL Finance Co., Ltd., 4.025% (3 Month USD LIBOR + 167 bps), 11/13/18 (144A)                    200,821
  180,000(b)      Macquarie Group, Ltd., 3.189% (3 Month USD LIBOR + 102 bps), 11/28/23 (144A)                       171,745
  190,000         Macquarie Group, Ltd., 6.0%, 1/14/20 (144A)                                                        197,591
  400,000(a)(b)   UBS Group Funding Switzerland AG, 7.125% (5 Year USD Swap Rate + 588 bps)                          411,905
                                                                                                               -------------
                                                                                                               $   1,389,362
                                                                                                               -------------
                  Financial Exchanges & Data - 0.1%
   80,000         Moody's Corp., 3.25%, 6/7/21                                                                 $      79,842
                                                                                                               -------------
                  Investment Banking & Brokerage - 0.8%
  125,000         E*TRADE Financial Corp., 2.95%, 8/24/22                                                      $     121,085
  286,000(b)      Goldman Sachs Group, Inc., 3.272% (3 Month USD LIBOR + 120 bps), 9/29/25                           271,563
  215,000(b)      Goldman Sachs Group, Inc., 4.223% (3 Month USD LIBOR + 130 bps), 5/1/29                            211,756
  325,000         Morgan Stanley, 4.1%, 5/22/23                                                                      326,241
  225,000         TD Ameritrade Holding Corp., 3.3%, 4/1/27                                                          214,694
  250,000         UBS AG, 7.625%, 8/17/22                                                                            275,975
                                                                                                               -------------
                                                                                                               $   1,421,314
                                                                                                               -------------
                  Other Diversified Financial Services - 0.2%
  400,000         Hyundai Capital Services, Inc., 3.0%, 8/29/22 (144A)                                         $     385,001
                                                                                                               -------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/18 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

Principal
   Amount
   USD ($)                                                                                                             Value
                  Specialized Finance - 0.6%
  500,000         MassMutual Global Funding II, 2.75%, 6/22/24 (144A)                                          $     476,416
  200,000         MassMutual Global Funding II, 2.95%, 1/11/25 (144A)                                                191,085
  450,000         USAA Capital Corp., 2.45%, 8/1/20 (144A)                                                           444,111
                                                                                                               -------------
                                                                                                               $   1,111,612
                                                                                                               -------------
                  Total Diversified Financials                                                                 $   5,961,576
                                                                                                               -------------
                  ENERGY - 4.9%
                  Integrated Oil & Gas - 0.5%
  225,000         BP Capital Markets Plc, 3.062%, 3/17/22                                                      $     223,129
  165,000         Petroleos Mexicanos, 3.5%, 1/30/23                                                                 156,201
  335,000         Petroleos Mexicanos, 6.5%, 3/13/27                                                                 343,516
  200,000         Sinopec Group Overseas Development 2015, Ltd., 2.5%, 4/28/20 (144A)                                197,069
                                                                                                               -------------
                                                                                                               $     919,915
                                                                                                               -------------
                  Oil & Gas Exploration & Production - 0.4%
  200,000         CNOOC Nexen Finance 2014 ULC, 4.25%, 4/30/24                                                 $     202,240
  430,000         Continental Resources, Inc., 4.375%, 1/15/28                                                       427,480
  145,000         Newfield Exploration Co., 5.625%, 7/1/24                                                           152,794
                                                                                                               -------------
                                                                                                               $     782,514
                                                                                                               -------------
                  Oil & Gas Refining & Marketing - 0.5%
  345,000         EnLink Midstream Partners LP, 5.45%, 6/1/47                                                  $     290,083
   42,000         Motiva Enterprises LLC, 5.75%, 1/15/20 (144A)                                                       43,317
   70,000         Motiva Enterprises LLC, 6.85%, 1/15/40 (144A)                                                       81,625
  312,000         Valero Energy Corp., 6.625%, 6/15/37                                                               373,072
                                                                                                               -------------
                                                                                                               $     788,097
                                                                                                               -------------
                  Oil & Gas Storage & Transportation - 3.5%
  340,000         Andeavor Logistics LP / Tesoro Logistics Finance Corp., 4.25%, 12/1/27                       $     325,685
  136,000         Boardwalk Pipelines LP, 4.95%, 12/15/24                                                            138,456
  205,000         Cheniere Energy Partners LP, 5.25%, 10/1/25 (144A)                                                 199,967
  100,000         DCP Midstream Operating LP, 9.75%, 3/15/19 (144A)                                                  104,125
  304,000         Enable Midstream Partners LP, 3.9%, 5/15/24                                                        291,005
  136,000         Enable Midstream Partners LP, 4.4%, 3/15/27                                                        129,355
  175,000         Enable Midstream Partners LP, 4.95%, 5/15/28                                                       170,124
  360,000         Enbridge, Inc., 3.7%, 7/15/27                                                                      341,140
   43,000         Energy Transfer Equity LP, 5.5%, 6/1/27                                                             43,000
  175,000         Energy Transfer Partners LP, 6.0%, 6/15/48                                                         174,980
  125,000         Energy Transfer Partners LP, 6.5%, 2/1/42                                                          128,788
  121,000         Enterprise Products Operating LLC, 2.8%, 2/15/21                                                   119,452
  513,000         Kinder Morgan, Inc., 5.05%, 2/15/46                                                                476,055
  230,000         Kinder Morgan, Inc., 5.55%, 6/1/45                                                                 231,526
   42,000         MPLX LP, 4.0%, 3/15/28                                                                              39,945
  175,000         MPLX LP, 4.125%, 3/1/27                                                                            166,933
  110,000         MPLX LP, 4.875%, 12/1/24                                                                           113,406
  175,000         MPLX LP, 4.875%, 6/1/25                                                                            179,930
  450,000         Phillips 66 Partners LP, 3.75%, 3/1/28                                                             420,568
  360,000         Plains All American Pipeline LP / PAA Finance Corp., 4.65%, 10/15/25                               358,751
  375,000         Sabine Pass Liquefaction LLC, 5.0%, 3/15/27                                                        381,070
   50,000         Spectra Energy Capital LLC, 6.75%, 7/15/18                                                          50,063

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

Principal
   Amount
   USD ($)                                                                                                             Value
                  Oil & Gas Storage & Transportation - (continued)
  100,000         Sunoco Logistics Partners Operations LP, 5.35%, 5/15/45                                      $      91,032
  132,000         Sunoco Logistics Partners Operations LP, 5.4%, 10/1/47                                             121,373
   25,000         Sunoco Logistics Partners Operations LP, 6.1%, 2/15/42                                              25,106
  267,000         Targa Resources Partners LP / Targa Resources Partners Finance Corp., 5.0%, 1/15/28 (144A)         248,310
  345,000         Western Gas Partners LP, 4.5%, 3/1/28                                                              332,013
  580,000         Williams Cos., Inc., 5.75%, 6/24/44                                                                599,575
   89,000         Williams Cos., Inc., 7.75%, 6/15/31                                                                106,905
                                                                                                               -------------
                                                                                                               $   6,108,638
                                                                                                               -------------
                  Total Energy                                                                                 $   8,599,164
                                                                                                               -------------
                  FOOD & STAPLES RETAILING - 0.6%
                  Drug Retail - 0.3%
  260,000         CVS Health Corp., 4.1%, 3/25/25                                                              $     258,622
   32,004         CVS Pass-Through Trust, 5.298%, 1/11/27 (144A)                                                      32,781
   86,877         CVS Pass-Through Trust, 5.773%, 1/10/33 (144A)                                                      92,842
   49,629         CVS Pass-Through Trust, 5.926%, 1/10/34 (144A)                                                      53,383
  146,041         CVS Pass-Through Trust, 6.036%, 12/10/28                                                           155,509
                                                                                                               -------------
                                                                                                               $     593,137
                                                                                                               -------------
                  Food Retail - 0.1%
  250,000         Alimentation Couche-Tard, Inc., 3.55%, 7/26/27 (144A)                                        $     236,989
                                                                                                               -------------
                  Hypermarkets & Super Centers - 0.2%
  265,000         Walmart, Inc., 3.4%, 6/26/23                                                                 $     266,973
                                                                                                               -------------
                  Total Food & Staples Retailing                                                               $   1,097,099
                                                                                                               -------------
                  FOOD, BEVERAGE & TOBACCO - 1.8%
                  Brewers - 0.1%
  260,000(c)      Anheuser-Busch InBev Finance, Inc., 3.623% (3 Month USD LIBOR + 126 bps), 2/1/21             $     267,681
                                                                                                               -------------
                  Distillers & Vintners - 0.3%
  150,000         Pernod Ricard SA, 4.25%, 7/15/22 (144A)                                                      $     153,228
  332,000         Pernod Ricard SA, 4.45%, 1/15/22 (144A)                                                            341,362
                                                                                                               -------------
                                                                                                               $     494,590
                                                                                                               -------------
                  Packaged Foods & Meats - 0.6%
  240,000         Bacardi, Ltd., 5.3%, 5/15/48 (144A)                                                          $     227,456
  200,000         Mondelez International Holdings Netherlands BV, 2.0%, 10/28/21 (144A)                              190,812
  100,000         Smithfield Foods, Inc., 2.65%, 10/3/21 (144A)                                                       95,273
  265,000         Smithfield Foods, Inc., 2.7%, 1/31/20 (144A)                                                       261,198
  120,000(c)      Tyson Foods, Inc., 2.781% (3 Month USD LIBOR + 45 bps), 8/21/20                                    119,999
  105,000(c)      Tyson Foods, Inc., 2.871% (3 Month USD LIBOR + 55 bps), 6/2/20                                     105,162
                                                                                                               -------------
                                                                                                               $     999,900
                                                                                                               -------------
                  Tobacco - 0.8%
  350,000         Altria Group, Inc., 2.625%, 1/14/20                                                          $     348,096
  435,000         Philip Morris International, Inc., 3.25%, 11/10/24                                                 422,986
  570,000         Reynolds American, Inc., 4.45%, 6/12/25                                                            573,650
                                                                                                               -------------
                                                                                                               $   1,344,732
                                                                                                               -------------
                  Total Food, Beverage & Tobacco                                                               $   3,106,903
                                                                                                               -------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/18 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

Principal
   Amount
   USD ($)                                                                                                             Value
                  HEALTH CARE EQUIPMENT & SERVICES - 1.4%
                  Health Care Distributors - 0.4%
  340,000         AmerisourceBergen Corp., 3.45%, 12/15/27                                                     $     313,226
  444,000         Cardinal Health, Inc., 3.079%, 6/15/24                                                             418,308
                                                                                                               -------------
                                                                                                               $     731,534
                                                                                                               -------------
                  Health Care Equipment - 0.7%
  165,000(c)      Becton Dickinson & Co., 3.211% (3 Month USD LIBOR + 88 bps), 12/29/20                        $     165,269
  251,000         Becton Dickinson & Co., 3.734%, 12/15/24                                                           245,039
  360,000         Boston Scientific Corp., 4.0%, 3/1/28                                                              351,979
  350,000         Medtronic, Inc., 3.15%, 3/15/22                                                                    347,197
                                                                                                               -------------
                                                                                                               $   1,109,484
                                                                                                               -------------
                  Managed Health Care - 0.3%
  239,000         Anthem, Inc., 3.35%, 12/1/24                                                                 $     230,888
  164,000         Anthem, Inc., 3.65%, 12/1/27                                                                       155,355
   41,000         Anthem, Inc., 4.101%, 3/1/28                                                                        40,108
  130,000         Humana, Inc., 3.95%, 3/15/27                                                                       127,838
                                                                                                               -------------
                                                                                                               $     554,189
                                                                                                               -------------
                  Total Health Care Equipment & Services                                                       $   2,395,207
                                                                                                               -------------
                  HOUSEHOLD & PERSONAL PRODUCTS - 0.3%
                  Household Products - 0.3%
  295,000         Church & Dwight Co., Inc., 2.45%, 8/1/22                                                     $     282,700
  180,000         Church & Dwight Co., Inc., 3.15%, 8/1/27                                                           167,017
                                                                                                               -------------
                  Total Household & Personal Products                                                          $     449,717
                                                                                                               -------------
                  INSURANCE - 2.0%
                  Insurance Brokers - 0.2%
  367,000         Brown & Brown, Inc., 4.2%, 9/15/24                                                           $     367,938
                                                                                                               -------------
                  Life & Health Insurance - 1.0%
  310,000         Aflac, Inc., 3.625%, 11/15/24                                                                $     307,037
  260,000(c)      AIG Global Funding, 2.817% (3 Month USD LIBOR + 48 bps), 7/2/20 (144A)                             260,156
  167,000         Centene Escrow I Corp., 5.375%, 6/1/26 (144A)                                                      169,193
  250,000         Great-West Lifeco Finance 2018 LP, 4.581%, 5/17/48 (144A)                                          253,045
   75,000         Principal Life Global Funding II, 1.5%, 4/18/19 (144A)                                              74,275
  145,000         Protective Life Corp., 7.375%, 10/15/19                                                            152,650
  150,000         Protective Life Global Funding, 2.615%, 8/22/22 (144A)                                             144,766
  145,000         Teachers Insurance & Annuity Association of America, 4.27%, 5/15/47 (144A)                         138,668
  155,000         Teachers Insurance & Annuity Association of America, 4.9%, 9/15/44 (144A)                          163,165
   26,000         Teachers Insurance & Annuity Association of America, 6.85%, 12/16/39 (144A)                         34,425
                                                                                                               -------------
                                                                                                               $   1,697,380
                                                                                                               -------------
                  Multi-Line Insurance - 0.4%
   90,000         AXA SA, 8.6%, 12/15/30                                                                       $     115,200
  445,000         Liberty Mutual Insurance Co., 7.697%, 10/15/97 (144A)                                              616,716
                                                                                                               -------------
                                                                                                               $     731,916
                                                                                                               -------------
                  Property & Casualty Insurance - 0.4%
  300,000         CNA Financial Corp., 4.5%, 3/1/26                                                            $     305,969
   75,000         Delphi Financial Group, Inc., 7.875%, 1/31/20                                                       80,023
  340,000(b)      Farmers Insurance Exchange, 4.747% (3 Month USD LIBOR + 323 bps), 11/1/57 (144A)                   310,424
                                                                                                               -------------
                                                                                                               $     696,416
                                                                                                               -------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

Principal
   Amount
   USD ($)                                                                                                             Value
                  Reinsurance - 0.0%+
   50,000+(f)(g)  Lorenz Re 2017, Variable Rate Notes, 3/31/20                                                 $      46,570
   13,968+(f)(g)  Lorenz Re 2018, Variable Rate Notes, 7/1/21                                                         13,968
                                                                                                               -------------
                                                                                                               $      60,538
                                                                                                               -------------
                  Total Insurance                                                                              $   3,554,188
                                                                                                               -------------
                  MATERIALS - 1.4%
                  Commodity Chemicals - 0.1%
  180,000         NOVA Chemicals Corp., 4.875%, 6/1/24 (144A)                                                  $     171,000
                                                                                                               -------------
                  Construction Materials - 0.2%
  400,000         CRH America, Inc., 3.875%, 5/18/25 (144A)                                                    $     394,524
                                                                                                               -------------
                  Copper - 0.1%
   45,000         Freeport-McMoRan, Inc., 3.875%, 3/15/23                                                      $      42,525
  100,000         Freeport-McMoRan, Inc., 4.55%, 11/14/24                                                             95,000
                                                                                                               -------------
                                                                                                               $     137,525
                                                                                                               -------------
                  Diversified Chemicals - 0.4%
  210,000         Blue Cube Spinco LLC, 10.0%, 10/15/25                                                        $     244,125
  180,000         CF Industries, Inc., 5.375%, 3/15/44                                                               158,850
  220,000         Chemours Co., 7.0%, 5/15/25                                                                        235,950
                                                                                                               -------------
                                                                                                               $     638,925
                                                                                                               -------------
                  Diversified Metals & Mining - 0.2%
  200,000         Anglo American Capital Plc, 4.75%, 4/10/27 (144A)                                            $     197,187
  200,000         Anglo American Capital Plc, 4.875%, 5/14/25 (144A)                                                 200,981
                                                                                                               -------------
                                                                                                               $     398,168
                                                                                                               -------------
                  Metal & Glass Containers - 0.1%
  170,000         Crown Americas LLC / Crown Americas Capital Corp. V, 4.25%, 9/30/26                          $     155,550
                                                                                                               -------------
                  Paper Packaging - 0.1%
  120,000         International Paper Co., 6.0%, 11/15/41                                                      $     132,494
                                                                                                               -------------
                  Specialty Chemicals - 0.1%
  178,000         Ingevity Corp., 4.5%, 2/1/26 (144A)                                                          $     167,765
                                                                                                               -------------
                  Steel - 0.1%
  175,000         Commercial Metals Co., 5.75%, 4/15/26 (144A)                                                 $     170,187
                                                                                                               -------------
                  Total Materials                                                                              $   2,366,138
                                                                                                               -------------
                  MEDIA - 0.5%
                  Cable & Satellite - 0.4%
  455,000         Comcast Corp., 3.55%, 5/1/28                                                                 $     434,533
  200,000         Sky Plc, 3.75%, 9/16/24 (144A)                                                                     198,845
  100,000         Videotron, Ltd., 5.375%, 6/15/24 (144A)                                                            102,375
                                                                                                               -------------
                                                                                                               $     735,753
                                                                                                               -------------
                  Movies & Entertainment - 0.1%
  183,000         VOC Escrow, Ltd., 5.0%, 2/15/28 (144A)                                                       $     172,882
                                                                                                               -------------
                  Total Media                                                                                  $     908,635
                                                                                                               -------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/18 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

Principal
   Amount
   USD ($)                                                                                                             Value
                  PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 1.5%
                  Biotechnology - 0.6%
  475,000         Baxalta, Inc., 3.6%, 6/23/22                                                                 $     470,119
  200,000         Biogen, Inc., 3.625%, 9/15/22                                                                      199,682
  405,000         Biogen, Inc., 5.2%, 9/15/45                                                                        429,795
                                                                                                               -------------
                                                                                                               $   1,099,596
                                                                                                               -------------
                  Life Sciences Tools & Services - 0.2%
  380,000         Thermo Fisher Scientific, Inc., 3.0%, 4/15/23                                                $     369,473
                                                                                                               -------------
                  Pharmaceuticals - 0.7%
  275,000         Allergan Funding SCS, 4.85%, 6/15/44                                                         $     265,622
  200,000         Bayer US Finance II LLC, 4.25%, 12/15/25 (144A)                                                    201,070
  200,000         Perrigo Finance Unlimited Co., 3.9%, 12/15/24                                                      194,651
  400,000         Perrigo Finance Unlimited Co., 4.375%, 3/15/26                                                     391,480
  150,000         Shire Acquisitions Investments Ireland, DAC, 3.2%, 9/23/26                                         137,458
                                                                                                               -------------
                                                                                                               $   1,190,281
                                                                                                               -------------
                  Total Pharmaceuticals, Biotechnology & Life Sciences                                         $   2,659,350
                                                                                                               -------------
                  REAL ESTATE - 1.5%
                  Diversified REIT - 0.4%
  160,000         Duke Realty LP, 3.625%, 4/15/23                                                              $     158,625
  215,000         Duke Realty LP, 3.75%, 12/1/24                                                                     211,877
  360,000         Essex Portfolio LP, 3.5%, 4/1/25                                                                   347,544
                                                                                                               -------------
                                                                                                               $     718,046
                                                                                                               -------------
                  Health Care REIT - 0.2%
  205,000         Healthcare Trust of America Holdings LP, 3.5%, 8/1/26                                        $     192,679
  200,000         Healthcare Trust of America Holdings LP, 3.75%, 7/1/27                                             189,767
                                                                                                               -------------
                                                                                                               $     382,446
                                                                                                               -------------
                  Office REIT - 0.5%
   75,000         Alexandria Real Estate Equities, Inc., 2.75%, 1/15/20                                        $      74,388
   50,000         Alexandria Real Estate Equities, Inc., 3.9%, 6/15/23                                                50,148
   25,000         Alexandria Real Estate Equities, Inc., 3.95%, 1/15/27                                               24,135
  200,000         Alexandria Real Estate Equities, Inc., 4.6%, 4/1/22                                                206,412
   50,000         Highwoods Realty LP, 3.2%, 6/15/21                                                                  49,292
  290,000         Highwoods Realty LP, 3.625%, 1/15/23                                                               284,692
  250,000         Piedmont Operating Partnership LP, 3.4%, 6/1/23                                                    240,649
                                                                                                               -------------
                                                                                                               $     929,716
                                                                                                               -------------
                  Office REIT - 0.1%
   90,000         Alexandria Real Estate Equities, Inc., 3.45%, 4/30/25                                        $      86,112
  105,000         Highwoods Realty LP, 4.125%, 3/15/28                                                               103,113
                                                                                                               -------------
                                                                                                               $     189,225
                                                                                                               -------------
                  Residential REIT - 0.3%
   75,000         UDR, Inc., 2.95%, 9/1/26                                                                     $      68,764
  350,000         UDR, Inc., 4.0%, 10/1/25                                                                           347,776
                                                                                                               -------------
                                                                                                               $     416,540
                                                                                                               -------------
                  Total Real Estate                                                                            $   2,635,973
                                                                                                               -------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

Principal
   Amount
   USD ($)                                                                                                             Value
                  RETAILING - 0.8%
                  Automotive Retail - 0.1%
  110,000         AutoZone, Inc., 2.5%, 4/15/21                                                                $     107,337
                                                                                                               -------------
                  Home Improvement Retail - 0.1%
  210,000         Home Depot, Inc., 2.625%, 6/1/22                                                             $     205,965
                                                                                                               -------------
                  Internet & Direct Marketing Retail - 0.1%
  120,000         Amazon.com, Inc., 2.8%, 8/22/24                                                              $     115,625
                                                                                                               -------------
                  Internet Retail - 0.5%
  260,000         Booking Holdings, Inc., 3.55%, 3/15/28                                                       $     247,476
   50,000         Booking Holdings, Inc., 3.6%, 6/1/26                                                                48,656
  300,000         Booking Holdings, Inc., 3.65%, 3/15/25                                                             293,406
  175,000         Expedia Group, Inc., 4.5%, 8/15/24                                                                 174,785
  185,000         Expedia Group, Inc., 5.0%, 2/15/26                                                                 188,440
                                                                                                               -------------
                                                                                                               $     952,763
                                                                                                               -------------
                  Total Retailing                                                                              $   1,381,690
                                                                                                               -------------
                  SOFTWARE & SERVICES - 0.8%
                  Application Software - 0.1%
  190,000         salesforce.com, Inc., 3.7%, 4/11/28                                                          $     188,641
                                                                                                               -------------
                  Data Processing & Outsourced Services - 0.2%
  125,000         Cardtronics, Inc., 5.125%, 8/1/22                                                            $     119,375
   35,000         Cardtronics, Inc., 5.5%, 5/1/25 (144A)                                                              31,675
  165,000         Visa, Inc., 2.2%, 12/14/20                                                                         162,320
                                                                                                               -------------
                                                                                                               $     313,370
                                                                                                               -------------
                  Internet Software & Services - 0.2%
  400,000         Alibaba Group Holding, Ltd., 3.4%, 12/6/27                                                   $     372,695
                                                                                                               -------------
                  Systems Software - 0.3%
  220,000         Microsoft Corp., 2.0%, 8/8/23                                                                $     207,669
  375,000         Oracle Corp., 2.5%, 5/15/22                                                                        365,144
                                                                                                               -------------
                                                                                                               $     572,813
                                                                                                               -------------
                  Total Software & Services                                                                    $   1,447,519
                                                                                                               -------------
                  TECHNOLOGY HARDWARE & EQUIPMENT - 0.5%
                  Communications Equipment - 0.1%
  150,000         CommScope Technologies LLC, 5.0%, 3/15/27 (144A)                                             $     141,187
                                                                                                               -------------
                  Electronic Components - 0.2%
  300,000         Amphenol Corp., 3.125%, 9/15/21                                                              $     298,267
  102,000         Amphenol Corp., 3.2%, 4/1/24                                                                        98,404
                                                                                                               -------------
                                                                                                               $     396,671
                                                                                                               -------------
                  Electronic Manufacturing Services - 0.2%
  250,000         Flex, Ltd., 4.75%, 6/15/25                                                                   $     252,402
                                                                                                               -------------
                  Total Technology Hardware & Equipment                                                        $     790,260
                                                                                                               -------------
                  TELECOMMUNICATION SERVICES - 0.3%
                  Integrated Telecommunication Services - 0.1%
  100,000         GTP Acquisition Partners I LLC, 2.35%, 6/15/20 (144A)                                        $      98,119
   55,000         Level 3 Financing, Inc., 5.375%, 1/15/24                                                            53,872
                                                                                                               -------------
                                                                                                               $     151,991
                                                                                                               -------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/18 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

Principal
   Amount
   USD ($)                                                                                                             Value
                  Wireless Telecommunication Services - 0.2%
  155,000         Crown Castle Towers LLC, 4.883%, 8/15/20 (144A)                                              $     158,966
   50,000         SBA Tower Trust, 2.877%, 7/9/21 (144A)                                                              48,568
  235,000         SBA Tower Trust, 3.869%, 10/8/24 (144A)                                                            237,369
                                                                                                               -------------
                                                                                                               $     444,903
                                                                                                               -------------
                  Total Telecommunication Services                                                             $     596,894
                                                                                                               -------------
                  TRANSPORTATION - 1.4%
                  Airlines - 0.2%
  265,000         Air Canada 2017-1 Class AA Pass Through Trust, 3.3%, 1/15/30 (144A)                          $     254,766
   85,000         Delta Air Lines, Inc., 2.875%, 3/13/20                                                              84,440
                                                                                                               -------------
                                                                                                               $     339,206
                                                                                                               -------------
                  Highways & Railtracks - 0.2%
  200,000         ERAC USA Finance LLC, 3.3%, 12/1/26 (144A)                                                   $     188,009
  175,000         ERAC USA Finance LLC, 4.5%, 2/15/45 (144A)                                                         164,967
                                                                                                               -------------
                                                                                                               $     352,976
                                                                                                               -------------
                  Railroads - 0.8%
  565,000         Burlington Northern Santa Fe LLC, 4.15%, 4/1/45                                              $     550,929
  250,000         TTX Co., 3.6%, 1/15/25 (144A)                                                                      244,981
  575,000         Union Pacific Corp., 3.375%, 2/1/35                                                                514,167
                                                                                                               -------------
                                                                                                               $   1,310,077
                                                                                                               -------------
                  Trucking - 0.2%
  170,000         Penske Truck Leasing Co. LP / PTL Finance Corp., 3.375%, 2/1/22 (144A)                       $     167,561
  255,000         Penske Truck Leasing Co. LP / PTL Finance Corp., 3.95%, 3/10/25 (144A)                             252,026
                                                                                                               -------------
                                                                                                               $     419,587
                                                                                                               -------------
                  Total Transportation                                                                         $   2,421,846
                                                                                                               -------------
                  UTILITIES - 3.6%
                  Electric Utilities - 2.0%
  400,000         Dubai Electricity & Water Authority, 7.375%, 10/21/20 (144A)                                 $     433,016
  200,000(a)(b)   Electricite de France SA, 5.25% (USD Swap Rate + 371 bps) (144A)                                   195,200
  200,000         Enel Finance International NV, 4.75%, 5/25/47 (144A)                                               189,109
  225,000         Exelon Corp., 2.85%, 6/15/20                                                                       222,997
  135,000         Iberdrola International BV, 6.75%, 7/15/36                                                         172,111
  200,000         Indiana Michigan Power Co., 4.55%, 3/15/46                                                         207,217
  200,000         Israel Electric Corp., Ltd., 4.25%, 8/14/28 (144A)                                                 192,332
  298,000         NextEra Energy Capital Holdings, Inc., 2.3%, 4/1/19                                                296,731
  430,000         NextEra Energy Capital Holdings, Inc., 3.55%, 5/1/27                                               413,327
   10,755         OrCal Geothermal, Inc., 6.21%, 12/30/20 (144A)                                                      10,560
  430,000         PPL Capital Funding, Inc, 3.1%, 5/15/26                                                            399,171
  157,143         Southern California Edison Co., 1.845%, 2/1/22                                                     153,263
  200,000(a)(b)   Southern California Edison Co., 6.25% (3 Month USD LIBOR + 420 bps)                                213,000
  335,000         Southwestern Electric Power Co., 3.9%, 4/1/45                                                      316,214
                                                                                                               -------------
                                                                                                               $   3,414,248
                                                                                                               -------------
                  Gas Utilities - 0.5%
   75,000         AmeriGas Partners LP / AmeriGas Finance Corp., 5.5%, 5/20/25                                 $      72,656
  110,000         Boston Gas Co., 3.15%, 8/1/27 (144A)                                                               103,770
   45,000         DCP Midstream Operating LP, 3.875%, 3/15/23                                                         43,481
  100,000         DCP Midstream Operating LP, 5.6%, 4/1/44                                                            94,375

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

Principal
   Amount
   USD ($)                                                                                                             Value
                  Gas Utilities - (continued)
  208,945         Nakilat, Inc., 6.267%, 12/31/33 (144A)                                                       $     228,315
  300,000         Texas Eastern Transmission LP, 3.5%, 1/15/28 (144A)                                                282,479
                                                                                                               -------------
                                                                                                               $     825,076
                                                                                                               -------------
                  Independent Power Producers & Energy Traders - 0.3%
   65,382         Alta Wind Holdings LLC, 7.0%, 6/30/35 (144A)                                                 $      70,340
  105,000         Calpine Corp., 5.25%, 6/1/26 (144A)                                                                 98,897
  250,000         Calpine Corp., 5.75%, 1/15/25                                                                      228,594
   47,397         Kiowa Power Partners LLC, 5.737%, 3/30/21 (144A)                                                    47,865
   83,000         NRG Energy, Inc., 5.75%, 1/15/28 (144A)                                                             81,755
                                                                                                               -------------
                                                                                                               $     527,451
                                                                                                               -------------
                  Multi-Utilities - 0.8%
  300,000         Consolidated Edison Co. of New York, Inc., 4.625%, 12/1/54                                   $     308,058
  235,000         Dominion Energy, Inc., 2.579%, 7/1/20                                                              231,554
  150,000         Dominion Energy, Inc., 4.45%, 3/15/21                                                              153,365
  405,000         Puget Sound Energy, Inc., 4.223%, 6/15/48                                                          411,455
   57,143         San Diego Gas & Electric Co., 1.914%, 2/1/22                                                        55,762
  335,000         Sempra Energy, 3.4%, 2/1/28                                                                        314,288
                                                                                                               -------------
                                                                                                               $   1,474,482
                                                                                                               -------------
                  Total Utilities                                                                              $   6,241,257
                                                                                                               -------------
                  TOTAL CORPORATE BONDS
                  (Cost $59,925,989)                                                                           $  58,539,768
                                                                                                               -------------
                  FOREIGN GOVERNMENT BONDS - 0.6% of Net Assets
                  Kuwait - 0.1%
  205,000         Kuwait International Government Bond, 3.5%, 3/20/27 (144A)                                   $     199,551
                                                                                                               -------------
                  Mexico - 0.3%
  475,000         Mexico Government International Bond, 4.6%, 2/10/48                                          $     437,000
                                                                                                               -------------
                  Nigeria - 0.1%
  200,000         Africa Finance Corp., 4.375%, 4/29/20 (144A)                                                 $     199,974
                                                                                                               -------------
                  Saudi Arabia - 0.1%
  250,000         Saudi Government International Bond, 4.0%, 4/17/25 (144A)                                    $     248,765
                                                                                                               -------------
                  TOTAL FOREIGN GOVERNMENT BONDS
                  (Cost $1,086,972)                                                                            $   1,085,290
                                                                                                               -------------
                  MUNICIPAL BONDS - 1.9% of Net Assets(h)
                  Diversified Banks - 0.1%
  165,000         Illinois Finance Authority, Northwestern Memorial Healthcare, 4.0%, 7/15/47                  $     169,613
                                                                                                               -------------
                  Municipal General - 0.6%
   85,000         Central Florida Expressway Authority, Senior Lien Refunding, 5.0%, 7/1/38                    $      97,736
  600,000(i)      Commonwealth of Pennsylvania, 1st Series, 4.0%, 1/1/29                                             630,438
   85,000         JEA Water & Sewer System Revenue, Series A, 4.0%, 10/1/35                                           89,982
   85,000         JEA Water & Sewer System Revenue, Series A, 4.0%, 10/1/39                                           89,358
   90,000         JobsOhio Beverage System, Ohio Taxable Senior Lien, Series B, 3.985%, 1/1/29                        92,545
   25,000         JobsOhio Beverage System, Ohio Taxable Senior Lien, Series B, 4.532%, 1/1/35                        27,020
   50,000         Virginia Commonwealth Transportation Board, Transportation Capital Projects, 4.0%, 5/15/31          53,001
   50,000         Virginia Commonwealth Transportation Board, Transportation Capital Projects, 4.0%, 5/15/32          52,836
                                                                                                               -------------
                                                                                                               $   1,132,916
                                                                                                               -------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/18 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

Principal
   Amount
   USD ($)                                                                                                             Value
                  Municipal Higher Education - 0.9%
   10,000         Amherst College, 3.794%, 11/1/42                                                             $       9,902
   25,000         Baylor University, Series A, 4.313%, 3/1/42                                                         25,406
  210,000         Massachusetts Development Finance Agency, Harvard University, Series A, 5.0%, 7/15/40              271,385
   60,000         Massachusetts Development Finance Agency, Partners Healthcare System, Series S, 4.0%, 7/1/36        61,916
  100,000         Massachusetts Development Finance Agency, Partners Healthcare System, Series S, 4.0%, 7/1/41       102,383
  250,000         New York State Dormitory Authority, Columbia University, Series A-2, 5.0%, 10/1/46                 329,892
  280,000         Rhode Island Health & Educational Building Corp., Brown University, Series A, 4.0%, 9/1/47         291,550
  580,000         University of California, Series AX, 3.063%, 7/1/25                                                564,427
   50,000         University of Virginia, Refunding General Green, Series A-2, 5.0%, 4/1/45                           56,617
                                                                                                               -------------
                                                                                                               $   1,713,478
                                                                                                               -------------
                  Municipal Obligation - 0.0%+
   50,000(i)      State of Texas, Transportation Commission Mobility Fund, Series A, 4.0%, 10/1/44             $      52,045
                                                                                                               -------------
                  Municipal School District - 0.1%
   50,000(i)      Frisco Independent School District, Refunding School Building, 4.0%, 8/15/40                 $      52,245
   25,000(i)      Frisco Independent School District, Refunding School Building, 4.0%, 8/15/45                        26,062
   80,000(i)      State of Florida, Capital Outlay, Series C, 4.0%, 6/1/31                                            86,800
                                                                                                               -------------
                                                                                                               $     165,107
                                                                                                               -------------
                  Municipal Transportation - 0.2%
  100,000         Fairfax County Economic Development Authority, Series A, 2.875%, 4/1/34                      $      91,618
   10,000         Port Authority of New York & New Jersey, Consolidated-174TH, 4.458%, 10/1/62                        10,621
   80,000         Virginia Commonwealth Transportation Board, Transportation Capital Projects, 3.0%, 5/15/39          73,551
                                                                                                               -------------
                                                                                                               $     175,790
                                                                                                               -------------
                  TOTAL MUNICIPAL BONDS
                  (Cost $3,485,659)                                                                            $   3,408,949
                                                                                                               -------------
                  SENIOR SECURED FLOATING RATE LOAN INTERESTS - 5.4% of Net Assets*(c)
                  AUTOMOBILES & COMPONENTS - 0.3%
                  Auto Parts & Equipment - 0.3%
   73,833         Allison Transmission, Inc., Term Loan, 3.85% (LIBOR + 175 bps), 9/23/22                      $      74,202
   93,575         American Axle & Manufacturing, Inc., Tranche B Term Loan, 4.35% (LIBOR + 225 bps), 4/6/24           93,365
   52,168(j)      Energy Acquisition LP, Initial Term Loan, 6/26/25                                                   51,907
   98,045         Federal-Mogul Corp., Tranche C Term Loan, 5.825% (LIBOR + 375 bps), 4/15/21                         98,371
   80,185         TI Group Automotive Systems LLC, Initial US Term Loan, 4.594% (LIBOR + 250 bps), 6/30/22            80,335
   98,750         Tower Automotive Holdings USA LLC, Initial Term Loan, 4.813% (LIBOR + 275 bps), 3/7/24              98,503
                                                                                                               -------------
                                                                                                               $     496,683
                                                                                                               -------------
                  Tires & Rubber - 0.0%+
   68,333         Goodyear Tire & Rubber Co., Second Lien Term Loan, 4.05% (LIBOR + 200 bps), 3/3/25           $      68,515
                                                                                                               -------------
                  Total Automobiles & Components                                                               $     565,198
                                                                                                               -------------
                  CAPITAL GOODS - 0.4%
                  Aerospace & Defense - 0.0%+
   80,750         MacDonald, Dettwiler and Associates, Ltd., Initial Term B Loan, 4.854%
                  (LIBOR + 275 bps), 10/4/24                                                                   $      80,548
                                                                                                               -------------
                  Building Products - 0.2%
  259,350         NCI Building Systems, Inc., Initial Term Loan, 4.094% (LIBOR + 200 bps), 2/7/25              $     258,783
                                                                                                               -------------
                  Electrical Components & Equipment - 0.1%
   90,661         Dell International LLC, Refinancing Term B Loan, 4.1% (LIBOR + 200 bps), 9/7/23              $      90,365
                                                                                                               -------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

Principal
   Amount
   USD ($)                                                                                                             Value
                  Industrial Conglomerates - 0.1%
   71,186         DTI Holdco, Inc., Replacement B-1 Term Loan, 6.844% (LIBOR + 475 bps), 9/29/23               $      71,185
   93,720         Milacron LLC, Term B Loan, 4.594% (LIBOR + 250 bps), 9/28/23                                        93,896
                                                                                                               -------------
                                                                                                               $     165,081
                                                                                                               -------------
                  Trading Companies & Distributors - 0.0%+
   16,108         WESCO Distribution, Inc., Tranche B-1 Term Loan, 5.094% (LIBOR + 300 bps), 12/12/19          $      16,128
                                                                                                               -------------
                  Total Capital Goods                                                                          $     610,905
                                                                                                               -------------
                  COMMERCIAL & PROFESSIONAL SERVICES - 0.4%
                  Diversified Support Services - 0.1%
  134,778(j)      Asurion LLC (fka Asurion Corp.), Term B7 Loan, 11/29/24                                      $     134,441
                                                                                                               -------------
                  Environmental & Facilities Services - 0.2%
  222,376         GFL Environmental, Inc., Effective Date Incremental Term Loan, 5.084%
                  (LIBOR + 275 bps), 5/30/25                                                                   $     221,264
   96,800         Infiltrator Water Technologies LLC, First Lien Term B-2 Loan, 5.334%
                  (LIBOR + 300 bps), 5/27/22                                                                          97,163
   50,924         Wrangler Buyer Corp. (aka Waste Industries USA, Inc.), Initial Term Loan, 4.844%
                  (LIBOR + 275 bps), 9/27/24                                                                          50,892
                                                                                                               -------------
                                                                                                               $     369,319
                                                                                                               -------------
                  Office Services & Supplies - 0.1%
  250,000         West Corp., Incremental Term B-1 Loan, 5.594% (LIBOR + 350 bps), 10/10/24                    $     249,531
                                                                                                               -------------
                  Total Commercial & Professional Services                                                     $     753,291
                                                                                                               -------------
                  CONSUMER SERVICES - 0.4%
                  Casino & Gaming - 0.1%
  176,130         Scientific Games International, Inc., Initial Term B-5 Loan, 4.906%
                  (LIBOR + 275 bps), 8/14/24                                                                   $     175,667
                                                                                                               -------------
                  Education Services - 0.1%
   97,986         Bright Horizons Family Solutions LLC (fka Bright Horizons Family Solutions, Inc.),
                  Term B Loan, 3.844% (LIBOR + 175 bps), 11/7/23                                               $      97,772
                                                                                                               -------------
                  Leisure Facilities - 0.0%+
   86,194         Six Flags Theme Parks, Inc., Tranche B Term Loan, 3.85% (LIBOR + 175 bps), 6/30/22           $      86,571
                                                                                                               -------------
                  Specialized Consumer Services - 0.2%
  119,698         Constellis Holdings LLC, First Lien Term B Loan, 7.334% (LIBOR + 500 bps), 4/21/24           $     120,371
  220,692         KUEHG Corp. (fka KC MergerSub, Inc.), Term B-2 Loan, 6.084% (LIBOR + 375 bps), 8/12/22             221,175
                                                                                                               -------------
                                                                                                               $     341,546
                                                                                                               -------------
                  Total Consumer Services                                                                      $     701,556
                                                                                                               -------------
                  DIVERSIFIED FINANCIALS - 0.6%
                  Diversified Capital Markets - 0.1%
  148,875         Avolon TLB Borrower 1 (US) LLC, Term B-3 Loan, 4.088% (LIBOR + 200 bps), 1/15/25             $     147,319
                                                                                                               -------------
                  Specialized Finance - 0.5%
  183,252         1011778 BC Unlimited Liability Co. (New Red Finance, Inc.) (aka Burger King/Tim Hortons),
                  Term B-3 Loan, 4.344% (LIBOR + 225 bps), 2/16/24                                             $     182,478
  250,000         SBA Senior Finance II LLC, Initial Term Loan, 4.1% (LIBOR + 200 bps), 4/11/25                      249,174
  250,000         SIWF Holdings, Inc., First Lien Initial Term Loan, 6.323% (LIBOR + 425 bps), 6/15/25               251,875
  125,000(j)      Trans Union LLC, 2018 Incremental Term B-4 Loan, 6/19/25                                           124,740
   80,207         Vistra Operations Co., LLC (fka Tex Operations Co., LLC), Initial Term Loan, 4.094%
                  (LIBOR + 200 bps), 8/4/23                                                                           79,750
                                                                                                               -------------
                                                                                                               $     888,017
                                                                                                               -------------
                  Total Diversified Financials                                                                 $   1,035,336
                                                                                                               -------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/18 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

Principal
   Amount
   USD ($)                                                                                                             Value
                  ENERGY - 0.3%
                  Oil & Gas Equipment & Services - 0.2%
  370,000         Keane Group Holdings LLC, Initial Term Loan, 5.875% (LIBOR + 375
                  bps/PRIME + 275 bps), 5/25/25                                                                $     371,388
                                                                                                               -------------
                  Oil & Gas Storage & Transportation - 0.1%
   85,421         Energy Transfer Equity LP, Refinanced Term Loan, 4.091% (LIBOR + 200 bps), 2/2/24            $      84,793
                                                                                                               -------------
                  Total Energy                                                                                 $     456,181
                                                                                                               -------------
                  FOOD, BEVERAGE & TOBACCO - 0.2%
                  Packaged Foods & Meats - 0.2%
   99,250         Give & Go Prepared Foods Corp., First Lien 2017 Term Loan, 6.584%
                  (LIBOR + 425 bps), 7/29/23                                                                   $      94,535
  198,497         JBS USA Lux SA (fka JBS USA LLC), Initial Term Loan, 4.835% (LIBOR + 250 bps), 10/30/22            197,650
                                                                                                               -------------
                  Total Food, Beverage & Tobacco                                                               $     292,185
                                                                                                               -------------
                  HEALTH CARE EQUIPMENT & SERVICES - 0.6%
                  Health Care Facilities - 0.2%
   95,680         Concentra, Inc., First Lien Tranche B-1 Term Loan, 4.74% (LIBOR + 275 bps), 6/1/22           $      95,840
   57,969         HCA, Inc., Tranche B-11 Term Loan, 3.844% (LIBOR + 175 bps), 3/17/23                                58,091
   97,464         Kindred Healthcare, Inc., New Term Loan, 5.875% (LIBOR + 350 bps), 4/9/21                           97,524
   29,681         Vizient, Inc., Term B-4 Loan, 4.844% (LIBOR + 275 bps), 2/13/23                                     29,749
                                                                                                               -------------
                                                                                                               $     281,204
                                                                                                               -------------
                  Health Care Services - 0.2%
  248,428(j)      Alliance HealthCare Services, Inc., First Lien Initial Term Loan, 10/24/23                   $     250,291
   46,015(j)      Gentiva Health Services, Inc., Term Loan, 6/23/25                                                   46,130
   98,750         Team Health Holdings, Inc., Initial Term Loan, 4.844% (LIBOR + 275 bps), 2/6/24                     95,582
                                                                                                               -------------
                                                                                                               $     392,003
                                                                                                               -------------
                  Health Care Supplies - 0.0%+
   89,100         Kinetic Concepts, Inc., Dollar Term Loan, 5.584% (LIBOR + 325 bps), 2/2/24                   $      89,379
                                                                                                               -------------
                  Health Care Technology - 0.1%
   98,750         Change Healthcare Holdings, Inc. (fka Emdeon, Inc.), Closing Date Term Loan, 4.844%
                  (LIBOR + 275 bps), 3/1/24                                                                    $      98,546
   75,792         Quintiles IMS, Inc., Term B-1 Dollar Loan, 4.334% (LIBOR + 200 bps), 3/7/24                         75,659
                                                                                                               -------------
                                                                                                               $     174,205
                                                                                                               -------------
                  Managed Health Care - 0.1%
   98,254         Prospect Medical Holdings, Inc., Term B-1 Loan, 7.5% (LIBOR + 550 bps), 2/22/24              $      98,499
                                                                                                               -------------
                  Total Health Care Equipment & Services                                                       $   1,035,290
                                                                                                               -------------
                  HOUSEHOLD & PERSONAL PRODUCTS - 0.1%
                  Household Products - 0.1%
  124,063         Alphabet Holding Co., Inc. (aka Nature's Bounty), First Lien Initial Term Loan, 5.594%
                  (LIBOR + 350 bps), 9/26/24                                                                   $     116,670
                                                                                                               -------------
                  Personal Products - 0.0%+
  127,972         Revlon Consumer Products Corp., Initial Term B Loan, 5.594% (LIBOR + 350 bps), 9/7/23        $      99,841
                                                                                                               -------------
                  Total Household & Personal Products                                                          $     216,511
                                                                                                               -------------
                  INSURANCE - 0.1%
                  Property & Casualty Insurance - 0.1%
   93,629         Confie Seguros Holding II Co., Term B Loan, 7.557% (LIBOR + 525 bps), 4/19/22                $      93,044
                                                                                                               -------------
                  Total Insurance                                                                              $      93,044
                                                                                                               -------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

Principal
   Amount
   USD ($)                                                                                                             Value
                  MATERIALS - 0.3%
                  Diversified Chemicals - 0.1%
   30,081         Tronox, Ltd., First Lien Blocked Dollar Term Loan, 5.094% (LIBOR + 300 bps), 9/23/24         $      30,122
   69,419         Tronox, Ltd., First Lien Initial Dollar Term Loan, 5.094% (LIBOR + 300 bps), 9/23/24                69,513
                                                                                                               -------------
                                                                                                               $      99,635
                                                                                                               -------------
                  Metal & Glass Containers - 0.1%
  189,525(j)      IBC Capital I Ltd. (aka Goodpack Ltd.), First LienTranche B-1 Term Loan, 9/11/23             $     189,999
                                                                                                               -------------
                  Specialty Chemicals - 0.1%
  199,500         Axalta Coating Systems Dutch Holding B BV (Axalta Coating Systems US Holdings, Inc.),
                  Term B-3 Dollar Loan, 4.084% (LIBOR + 175 bps), 6/1/24                                       $     198,820
                                                                                                               -------------
                  Steel - 0.0%+
   98,500         Zekelman Industries, Inc. (fka JMC Steel Group, Inc.), Term Loan, 4.582%
                  (LIBOR + 225 bps), 6/14/21                                                                   $      98,546
                                                                                                               -------------
                  Total Materials                                                                              $     587,000
                                                                                                               -------------
                  MEDIA - 0.5%
                  Broadcasting - 0.3%
  148,500         Nielsen Finance LLC (VNU, Inc.), Class B-4 Term Loan, 4.046% (LIBOR + 200 bps), 10/4/23      $     148,574
  119,696(j)      Sinclair Television Group, Inc., Tranche B Term Loan, 1/3/24                                       119,681
  132,278         Univision Communications, Inc., 2017 Replacement Repriced First Lien Term Loan, 4.844%
                  (LIBOR + 275 bps), 3/15/24                                                                         128,074
                                                                                                               -------------
                                                                                                               $     396,329
                                                                                                               -------------
                  Movies & Entertainment - 0.2%
   23,011         Kasima LLC, Term Loan, 4.771% (LIBOR + 250 bps), 5/17/21                                     $      23,155
   98,256         Live Nation Entertainment, Inc., Term B-3 Loan, 3.875% (LIBOR + 175 bps), 10/31/23                  98,133
  124,688(j)      NVA Holdings, Inc., First Lien Term B-3 Loan, 2/2/25                                               124,272
  147,692         Rovi Solutions Corp. / Rovi Guides, Inc., Term B Loan, 4.6% (LIBOR + 250 bps), 7/2/21              148,154
                                                                                                               -------------
                                                                                                               $     393,714
                                                                                                               -------------
                  Total Media                                                                                  $     790,043
                                                                                                               -------------
                  PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 0.3%
                  Life Sciences Tools & Services - 0.1%
  150,003         Catalent Pharma Solutions, Inc. (fka Cardinal Health 409, Inc.), Dollar Term Loan, 4.344%
                  (LIBOR + 225 bps), 5/20/24                                                                   $     150,039
                                                                                                               -------------
                  Pharmaceuticals - 0.2%
  174,559         Endo Luxembourg Finance Co. I S.a r.l., Initial Term Loan, 6.375% (LIBOR + 425 bps), 4/29/24 $     173,741
  145,182         RPI Finance Trust, Initial Term Loan B-6, 4.334% (LIBOR + 200 bps), 3/27/23                        145,285
                                                                                                               -------------
                                                                                                               $     319,026
                                                                                                               -------------
                  Total Pharmaceuticals, Biotechnology & Life Sciences                                         $     469,065
                                                                                                               -------------
                  RETAILING - 0.1%
                  Automotive Retail - 0.0%+
   56,661         CWGS Group LLC, Term Loan, 4.775% (LIBOR + 275 bps), 11/8/23                                 $      56,192
                                                                                                               -------------
                  Specialty Stores - 0.1%
   97,733         PetSmart, Inc., Tranche B-2 Term Loan, 5.01% (LIBOR + 300 bps), 3/11/22                      $      81,192
   99,500         Staples, Inc., Closing Date Term Loan, 6.358% (LIBOR + 400 bps), 9/12/24                            98,222
                                                                                                               -------------
                                                                                                               $     179,414
                                                                                                               -------------
                  Total Retailing                                                                              $     235,606
                                                                                                               -------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/18 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

Principal
   Amount
   USD ($)                                                                                                             Value
                  SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 0.1%
                  Semiconductors - 0.1%
  250,000         Microchip Technology, Inc., Initial Term Loan, 4.1% (LIBOR + 200 bps), 5/29/25               $     250,625
                                                                                                               -------------
                  Total Semiconductors & Semiconductor Equipment                                               $     250,625
                                                                                                               -------------
                  SOFTWARE & SERVICES - 0.3%
                  Application Software - 0.0%+
   70,203         Verint Systems, Inc., Refinancing Term Loan, 3.983% (LIBOR + 200 bps), 6/28/24               $      70,334
                                                                                                               -------------
                  Data Processing & Outsourced Services - 0.0%+
   75,842         First Data Corp., 2024A New Dollar Term Loan, 4.091% (LIBOR + 200 bps), 4/26/24              $      75,482
                                                                                                               -------------
                  Internet Software & Services - 0.1%
   98,752         Rackspace Hosting, Inc., First Lien Term B Loan, 5.363% (LIBOR + 300 bps), 11/3/23           $      97,703
                                                                                                               -------------
                  IT Consulting & Other Services - 0.1%
   98,893         Go Daddy Operating Co., LLC (GD Finance Co., Inc.), Tranche B-1 Term Loan, 4.344%
                  (LIBOR + 225 bps), 2/15/24                                                                   $      98,542
   98,500         Rocket Software, Inc., First Lien Term Loan, 6.084% (LIBOR + 375 bps), 10/14/23                     99,190
                                                                                                               -------------
                                                                                                               $     197,732
                                                                                                               -------------
                  Systems Software - 0.1%
   18,953         MA FinanceCo., LLC (aka Micro Focus International Plc), Tranche B-3 Term Loan, 4.844%
                  (LIBOR + 275 bps), 6/21/24                                                                   $      18,840
  130,673         Seattle Spinco, Inc. (aka Micro Focus International Plc), Initial Term Loan, 4.844%
                  (LIBOR + 275 bps), 6/21/24                                                                         130,564
                                                                                                               -------------
                                                                                                               $     149,404
                                                                                                               -------------
                  Total Software & Services                                                                    $     590,655
                                                                                                               -------------
                  TELECOMMUNICATION SERVICES - 0.3%
                  Alternative Carriers - 0.1%
  187,030(j)      CenturyLink, Inc., Initial Term B Loan, 1/31/25                                              $     183,490
                                                                                                               -------------
                  Integrated Telecommunication Services - 0.1%
  100,000         Level 3 Financing, Inc., Tranche B 2024 Term Loan, 4.334% (LIBOR + 225 bps), 2/22/24         $      99,890
                                                                                                               -------------
                  Wireless Telecommunication Services - 0.1%
  223,434         Sprint Communications, Inc., Initial Term Loan, 4.625% (LIBOR + 250 bps), 2/2/24             $     222,527
                                                                                                               -------------
                  Total Telecommunication Services                                                             $     505,907
                                                                                                               -------------
                  UTILITIES - 0.1%
                  Electric Utilities - 0.0%+
   70,000         APLP Holdings, Ltd., Partnership, Term Loan, 5.094% (LIBOR + 300 bps), 4/13/23               $      70,140
   28,568         TPF II Power LLC (TPF II Convert Midco LLC), Term Loan, 5.844%
                  (LIBOR + 375 bps/PRIME + 275bps), 10/2/23                                                           28,586
                                                                                                               -------------
                                                                                                               $      98,726
                                                                                                               -------------
                  Independent Power Producers & Energy Traders - 0.1%
   73,149         Calpine Corp., Term Loan, 4.84% (LIBOR + 250 bps), 1/15/24                                   $      73,112
   77,874         TerraForm AP Acquisition Holdings LLC, Term Loan, 6.584% (LIBOR + 425 bps), 6/27/22                 77,826
                                                                                                               -------------
                                                                                                               $     150,938
                                                                                                               -------------
                  Total Utilities                                                                              $     249,664
                                                                                                               -------------
                  TOTAL SENIOR SECURED FLOATING RATE LOAN INTERESTS
                  (Cost $9,458,262)                                                                            $   9,438,062
                                                                                                               -------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

Principal
   Amount
   USD ($)                                                                                                             Value
                  U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 29.2% of Net Assets
   26,399         Fannie Mae, 2.5%, 7/1/30                                                                     $      25,743
   26,939         Fannie Mae, 2.5%, 7/1/30                                                                            26,303
   47,991         Fannie Mae, 2.5%, 7/1/30                                                                            46,859
   16,823         Fannie Mae, 2.5%, 2/1/43                                                                            15,832
   71,885         Fannie Mae, 2.5%, 2/1/43                                                                            67,656
   15,086         Fannie Mae, 2.5%, 3/1/43                                                                            14,197
   16,538         Fannie Mae, 2.5%, 8/1/43                                                                            15,563
   16,326         Fannie Mae, 2.5%, 4/1/45                                                                            15,298
   18,757         Fannie Mae, 2.5%, 4/1/45                                                                            17,588
   19,441         Fannie Mae, 2.5%, 4/1/45                                                                            18,217
   38,160         Fannie Mae, 2.5%, 4/1/45                                                                            35,756
   40,518         Fannie Mae, 2.5%, 4/1/45                                                                            37,966
   55,800         Fannie Mae, 2.5%, 4/1/45                                                                            52,285
   71,941         Fannie Mae, 2.5%, 4/1/45                                                                            67,410
   71,731         Fannie Mae, 2.5%, 8/1/45                                                                            67,212
   24,744         Fannie Mae, 3.0%, 3/1/29                                                                            24,740
   83,164         Fannie Mae, 3.0%, 10/1/30                                                                           82,972
   42,679         Fannie Mae, 3.0%, 8/1/42                                                                            41,751
  355,009         Fannie Mae, 3.0%, 8/1/42                                                                           347,266
   86,222         Fannie Mae, 3.0%, 9/1/42                                                                            84,297
  180,062         Fannie Mae, 3.0%, 11/1/42                                                                          176,128
   26,565         Fannie Mae, 3.0%, 12/1/42                                                                           25,954
   80,599         Fannie Mae, 3.0%, 12/1/42                                                                           78,811
   63,798         Fannie Mae, 3.0%, 2/1/43                                                                            62,337
   72,340         Fannie Mae, 3.0%, 2/1/43                                                                            70,716
   72,593         Fannie Mae, 3.0%, 3/1/43                                                                            70,963
   91,812         Fannie Mae, 3.0%, 4/1/43                                                                            89,691
   15,170         Fannie Mae, 3.0%, 5/1/43                                                                            14,822
   17,772         Fannie Mae, 3.0%, 5/1/43                                                                            17,362
   71,889         Fannie Mae, 3.0%, 5/1/43                                                                            70,275
  256,619         Fannie Mae, 3.0%, 5/1/43                                                                           250,689
   41,463         Fannie Mae, 3.0%, 8/1/43                                                                            40,508
   35,031         Fannie Mae, 3.0%, 9/1/43                                                                            34,221
   32,553         Fannie Mae, 3.0%, 3/1/45                                                                            31,679
   39,791         Fannie Mae, 3.0%, 4/1/45                                                                            38,784
  192,698         Fannie Mae, 3.0%, 6/1/45                                                                           188,343
   18,578         Fannie Mae, 3.0%, 5/1/46                                                                            18,055
   89,522         Fannie Mae, 3.0%, 5/1/46                                                                            87,270
  138,495         Fannie Mae, 3.0%, 9/1/46                                                                           134,366
  259,959         Fannie Mae, 3.0%, 10/1/46                                                                          252,208
  251,459         Fannie Mae, 3.0%, 11/1/46                                                                          243,962
  267,933         Fannie Mae, 3.0%, 1/1/47                                                                           261,151
   87,624         Fannie Mae, 3.0%, 3/1/47                                                                            85,010
   20,324         Fannie Mae, 3.5%, 9/1/26                                                                            20,585
   28,192         Fannie Mae, 3.5%, 11/1/40                                                                           28,292
   11,628         Fannie Mae, 3.5%, 10/1/41                                                                           11,670

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/18 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

Principal
   Amount
   USD ($)                                                                                                             Value
                  U.S. GOVERNMENT AND AGENCY OBLIGATIONS - (continued)
  145,216         Fannie Mae, 3.5%, 6/1/42                                                                     $     145,733
   80,193         Fannie Mae, 3.5%, 7/1/42                                                                            80,450
   54,358         Fannie Mae, 3.5%, 8/1/42                                                                            54,551
   80,255         Fannie Mae, 3.5%, 8/1/42                                                                            80,453
  224,507         Fannie Mae, 3.5%, 5/1/44                                                                           224,819
   74,619         Fannie Mae, 3.5%, 12/1/44                                                                           74,626
  196,720         Fannie Mae, 3.5%, 2/1/45                                                                           196,993
  308,564         Fannie Mae, 3.5%, 2/1/45                                                                           309,781
  411,869         Fannie Mae, 3.5%, 2/1/45                                                                           411,165
  218,991         Fannie Mae, 3.5%, 6/1/45                                                                           218,617
   57,127         Fannie Mae, 3.5%, 8/1/45                                                                            57,029
   68,896         Fannie Mae, 3.5%, 8/1/45                                                                            68,778
  228,256         Fannie Mae, 3.5%, 8/1/45                                                                           229,342
   59,149         Fannie Mae, 3.5%, 9/1/45                                                                            59,310
  141,880         Fannie Mae, 3.5%, 9/1/45                                                                           141,638
  208,406         Fannie Mae, 3.5%, 9/1/45                                                                           207,529
   40,219         Fannie Mae, 3.5%, 10/1/45                                                                           40,150
  315,752         Fannie Mae, 3.5%, 11/1/45                                                                          317,173
   68,648         Fannie Mae, 3.5%, 12/1/45                                                                           68,530
  182,410         Fannie Mae, 3.5%, 12/1/45                                                                          182,098
  189,930         Fannie Mae, 3.5%, 12/1/45                                                                          189,605
  152,614         Fannie Mae, 3.5%, 1/1/46                                                                           152,353
  201,517         Fannie Mae, 3.5%, 1/1/46                                                                           201,173
   16,932         Fannie Mae, 3.5%, 2/1/46                                                                            16,903
  140,034         Fannie Mae, 3.5%, 2/1/46                                                                           139,795
   60,124         Fannie Mae, 3.5%, 3/1/46                                                                            60,022
  114,876         Fannie Mae, 3.5%, 4/1/46                                                                           114,679
   61,004         Fannie Mae, 3.5%, 5/1/46                                                                            60,957
  181,408         Fannie Mae, 3.5%, 7/1/46                                                                           181,097
  248,879         Fannie Mae, 3.5%, 9/1/46                                                                           248,492
   21,544         Fannie Mae, 3.5%, 10/1/46                                                                           21,507
   32,212         Fannie Mae, 3.5%, 10/1/46                                                                           32,155
  158,619         Fannie Mae, 3.5%, 12/1/46                                                                          158,336
   87,881         Fannie Mae, 3.5%, 1/1/47                                                                            87,718
  180,138         Fannie Mae, 3.5%, 1/1/47                                                                           179,788
  221,151         Fannie Mae, 3.5%, 1/1/47                                                                           220,979
  371,426         Fannie Mae, 3.5%, 1/1/47                                                                           370,734
  346,537         Fannie Mae, 3.5%, 2/1/47                                                                           345,891
  256,589         Fannie Mae, 3.5%, 5/1/47                                                                           256,031
  275,056         Fannie Mae, 3.5%, 5/1/47                                                                           274,415
  666,403         Fannie Mae, 3.5%, 5/1/47                                                                           665,005
   90,035         Fannie Mae, 3.5%, 7/1/47                                                                            89,812
  301,417         Fannie Mae, 3.5%, 7/1/47                                                                           300,738
  412,121         Fannie Mae, 3.5%, 7/1/47                                                                           411,225
   52,613         Fannie Mae, 3.5%, 8/1/47                                                                            52,486
  673,009         Fannie Mae, 3.5%, 8/1/47                                                                           671,285

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

Principal
   Amount
   USD ($)                                                                                                             Value
                  U.S. GOVERNMENT AND AGENCY OBLIGATIONS - (continued)
  112,205         Fannie Mae, 3.5%, 11/1/47                                                                    $     111,926
  267,124         Fannie Mae, 3.5%, 12/1/47                                                                          266,351
  442,129         Fannie Mae, 3.5%, 12/1/47                                                                          440,795
  143,472         Fannie Mae, 3.5%, 1/1/48                                                                           143,003
  102,435         Fannie Mae, 3.5%, 2/1/48                                                                           102,126
  221,486         Fannie Mae, 4.0%, 10/1/40                                                                          228,843
   28,745         Fannie Mae, 4.0%, 12/1/40                                                                           29,663
   94,781         Fannie Mae, 4.0%, 7/1/41                                                                            97,348
    6,797         Fannie Mae, 4.0%, 11/1/41                                                                            6,981
   10,286         Fannie Mae, 4.0%, 12/1/41                                                                           10,565
    5,121         Fannie Mae, 4.0%, 1/1/42                                                                             5,259
   71,748         Fannie Mae, 4.0%, 1/1/42                                                                            73,691
  229,643         Fannie Mae, 4.0%, 1/1/42                                                                           235,834
   64,187         Fannie Mae, 4.0%, 2/1/42                                                                            65,964
   25,786         Fannie Mae, 4.0%, 3/1/42                                                                            26,484
   67,760         Fannie Mae, 4.0%, 4/1/42                                                                            69,595
  172,218         Fannie Mae, 4.0%, 5/1/42                                                                           176,882
   20,828         Fannie Mae, 4.0%, 7/1/42                                                                            21,419
  171,210         Fannie Mae, 4.0%, 7/1/42                                                                           175,843
  488,370         Fannie Mae, 4.0%, 8/1/42                                                                           501,589
  151,116         Fannie Mae, 4.0%, 8/1/43                                                                           154,789
  227,084         Fannie Mae, 4.0%, 8/1/43                                                                           232,775
  144,161         Fannie Mae, 4.0%, 9/1/43                                                                           147,807
  152,873         Fannie Mae, 4.0%, 9/1/43                                                                           156,700
  356,600         Fannie Mae, 4.0%, 10/1/43                                                                          366,001
  114,423         Fannie Mae, 4.0%, 11/1/43                                                                          117,760
  254,565         Fannie Mae, 4.0%, 12/1/43                                                                          260,436
    9,070         Fannie Mae, 4.0%, 7/1/44                                                                             9,269
   32,790         Fannie Mae, 4.0%, 7/1/44                                                                            33,513
   89,250         Fannie Mae, 4.0%, 8/1/44                                                                            91,237
  151,523         Fannie Mae, 4.0%, 8/1/44                                                                           154,851
   56,637         Fannie Mae, 4.0%, 10/1/44                                                                           57,886
  140,319         Fannie Mae, 4.0%, 3/1/45                                                                           143,285
   44,023         Fannie Mae, 4.0%, 10/1/45                                                                           44,923
  120,535         Fannie Mae, 4.0%, 10/1/45                                                                          122,981
  214,537         Fannie Mae, 4.0%, 10/1/45                                                                          219,041
   55,461         Fannie Mae, 4.0%, 11/1/45                                                                           56,573
   93,308         Fannie Mae, 4.0%, 11/1/45                                                                           95,192
  287,898         Fannie Mae, 4.0%, 11/1/45                                                                          295,721
  196,789         Fannie Mae, 4.0%, 12/1/45                                                                          200,799
   62,743         Fannie Mae, 4.0%, 1/1/46                                                                            64,010
  163,723         Fannie Mae, 4.0%, 2/1/46                                                                           167,271
   39,155         Fannie Mae, 4.0%, 4/1/46                                                                            39,972
  156,942         Fannie Mae, 4.0%, 6/1/46                                                                           160,111
  160,995         Fannie Mae, 4.0%, 7/1/46                                                                           164,248
  275,425         Fannie Mae, 4.0%, 7/1/46                                                                           280,978

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/18 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

Principal
   Amount
   USD ($)                                                                                                             Value
                  U.S. GOVERNMENT AND AGENCY OBLIGATIONS - (continued)
  157,246         Fannie Mae, 4.0%, 8/1/46                                                                     $     160,424
   53,424         Fannie Mae, 4.0%, 11/1/46                                                                           54,539
   58,211         Fannie Mae, 4.0%, 11/1/46                                                                           59,430
  649,414         Fannie Mae, 4.0%, 1/1/47                                                                           663,432
  107,265         Fannie Mae, 4.0%, 4/1/47                                                                           109,479
  113,444         Fannie Mae, 4.0%, 4/1/47                                                                           116,076
  173,105         Fannie Mae, 4.0%, 4/1/47                                                                           177,124
   24,571         Fannie Mae, 4.0%, 6/1/47                                                                            25,143
   68,683         Fannie Mae, 4.0%, 6/1/47                                                                            70,280
  119,401         Fannie Mae, 4.0%, 6/1/47                                                                           121,866
  162,530         Fannie Mae, 4.0%, 6/1/47                                                                           165,885
  302,198         Fannie Mae, 4.0%, 6/1/47                                                                           308,467
   98,290         Fannie Mae, 4.0%, 7/1/47                                                                           100,578
  108,529         Fannie Mae, 4.0%, 7/1/47                                                                           110,781
   96,873         Fannie Mae, 4.0%, 8/1/47                                                                            98,883
  189,468         Fannie Mae, 4.0%, 8/1/47                                                                           193,418
  237,529         Fannie Mae, 4.0%, 12/1/47                                                                          242,494
  307,097         Fannie Mae, 4.0%, 4/1/48                                                                           313,515
  245,886         Fannie Mae, 4.5%, 8/1/40                                                                           258,699
   41,663         Fannie Mae, 4.5%, 11/1/40                                                                           43,835
    7,124         Fannie Mae, 4.5%, 12/1/40                                                                            7,494
    4,829         Fannie Mae, 4.5%, 4/1/41                                                                             5,079
  114,494         Fannie Mae, 4.5%, 5/1/41                                                                           120,465
  258,357         Fannie Mae, 4.5%, 5/1/41                                                                           271,832
  327,152         Fannie Mae, 4.5%, 5/1/41                                                                           344,110
   79,768         Fannie Mae, 4.5%, 7/1/41                                                                            83,895
   17,994         Fannie Mae, 4.5%, 12/1/41                                                                           18,751
   72,098         Fannie Mae, 4.5%, 11/1/43                                                                           75,368
   95,511         Fannie Mae, 4.5%, 2/1/44                                                                            99,966
  108,957         Fannie Mae, 4.5%, 2/1/44                                                                           114,075
  709,810         Fannie Mae, 4.5%, 6/1/44                                                                           745,313
  240,851         Fannie Mae, 4.5%, 8/1/44                                                                           252,178
  194,016         Fannie Mae, 4.5%, 5/1/46                                                                           202,174
  132,394         Fannie Mae, 4.5%, 2/1/47                                                                           138,505
    1,714         Fannie Mae, 5.0%, 7/1/19                                                                             1,743
   18,922         Fannie Mae, 5.0%, 10/1/20                                                                           19,257
   90,175         Fannie Mae, 5.0%, 5/1/31                                                                            95,606
    7,392         Fannie Mae, 5.0%, 6/1/40                                                                             7,924
    4,202         Fannie Mae, 5.0%, 7/1/40                                                                             4,508
    9,307         Fannie Mae, 5.5%, 9/1/33                                                                            10,082
    8,185         Fannie Mae, 5.5%, 12/1/34                                                                            8,910
   28,222         Fannie Mae, 5.5%, 10/1/35                                                                           30,429
    5,604         Fannie Mae, 6.0%, 9/1/29                                                                             6,173
    1,889         Fannie Mae, 6.0%, 10/1/32                                                                            2,078
    2,801         Fannie Mae, 6.0%, 11/1/32                                                                            3,061

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

Principal
   Amount
   USD ($)                                                                                                             Value
                  U.S. GOVERNMENT AND AGENCY OBLIGATIONS - (continued)
   14,460         Fannie Mae, 6.0%, 11/1/32                                                                    $      15,803
    8,755         Fannie Mae, 6.0%, 4/1/33                                                                             9,590
   10,503         Fannie Mae, 6.0%, 5/1/33                                                                            11,565
   10,073         Fannie Mae, 6.0%, 6/1/33                                                                            11,009
   15,772         Fannie Mae, 6.0%, 7/1/34                                                                            17,381
    4,936         Fannie Mae, 6.0%, 9/1/34                                                                             5,437
    1,837         Fannie Mae, 6.0%, 7/1/38                                                                             2,008
      929         Fannie Mae, 6.5%, 7/1/21                                                                             1,025
      995         Fannie Mae, 6.5%, 4/1/29                                                                             1,097
    2,736         Fannie Mae, 6.5%, 1/1/32                                                                             3,015
    1,698         Fannie Mae, 6.5%, 2/1/32                                                                             1,871
    2,525         Fannie Mae, 6.5%, 3/1/32                                                                             2,783
    3,050         Fannie Mae, 6.5%, 4/1/32                                                                             3,362
    1,280         Fannie Mae, 6.5%, 8/1/32                                                                             1,410
    3,227         Fannie Mae, 6.5%, 8/1/32                                                                             3,571
   20,924         Fannie Mae, 6.5%, 7/1/34                                                                            23,064
       21         Fannie Mae, 7.0%, 9/1/18                                                                                21
      418         Fannie Mae, 7.0%, 8/1/19                                                                               422
      784         Fannie Mae, 7.0%, 11/1/29                                                                              785
    4,100         Fannie Mae, 7.0%, 9/1/30                                                                             4,179
      600         Fannie Mae, 7.0%, 7/1/31                                                                               619
    2,144         Fannie Mae, 7.0%, 1/1/32                                                                             2,409
    1,045         Fannie Mae, 7.5%, 2/1/31                                                                             1,173
    4,288         Fannie Mae, 8.0%, 10/1/30                                                                            4,963
   45,569         Federal Home Loan Mortgage Corp., 2.5%, 11/1/22                                                     45,067
   61,407         Federal Home Loan Mortgage Corp., 3.0%, 10/1/29                                                     61,288
   23,822         Federal Home Loan Mortgage Corp., 3.0%, 9/1/42                                                      23,283
   26,812         Federal Home Loan Mortgage Corp., 3.0%, 9/1/42                                                      26,197
  181,813         Federal Home Loan Mortgage Corp., 3.0%, 11/1/42                                                    177,715
   39,539         Federal Home Loan Mortgage Corp., 3.0%, 1/1/43                                                      38,621
   62,895         Federal Home Loan Mortgage Corp., 3.0%, 2/1/43                                                      61,424
   96,169         Federal Home Loan Mortgage Corp., 3.0%, 2/1/43                                                      93,867
   61,757         Federal Home Loan Mortgage Corp., 3.0%, 4/1/43                                                      60,308
  174,597         Federal Home Loan Mortgage Corp., 3.0%, 4/1/43                                                     170,493
   62,474         Federal Home Loan Mortgage Corp., 3.0%, 5/1/43                                                      60,978
   39,637         Federal Home Loan Mortgage Corp., 3.0%, 5/1/45                                                      38,594
   34,611         Federal Home Loan Mortgage Corp., 3.0%, 8/1/45                                                      33,613
  131,180         Federal Home Loan Mortgage Corp., 3.0%, 6/1/46                                                     127,445
  117,469         Federal Home Loan Mortgage Corp., 3.0%, 9/1/46                                                     113,888
   42,580         Federal Home Loan Mortgage Corp., 3.0%, 12/1/46                                                     41,368
   70,069         Federal Home Loan Mortgage Corp., 3.0%, 12/1/46                                                     67,915
  199,896         Federal Home Loan Mortgage Corp., 3.0%, 2/1/47                                                     193,768
   29,284         Federal Home Loan Mortgage Corp., 3.0%, 3/1/47                                                      28,375
   24,556         Federal Home Loan Mortgage Corp., 3.0%, 7/1/47                                                      23,786
   41,206         Federal Home Loan Mortgage Corp., 3.5%, 11/1/28                                                     41,747
   70,979         Federal Home Loan Mortgage Corp., 3.5%, 7/1/29                                                      71,958
   24,875         Federal Home Loan Mortgage Corp., 3.5%, 10/1/40                                                     24,919

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/18 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

Principal
   Amount
   USD ($)                                                                                                             Value
                  U.S. GOVERNMENT AND AGENCY OBLIGATIONS - (continued)
   57,656         Federal Home Loan Mortgage Corp., 3.5%, 5/1/42                                               $      57,830
   40,984         Federal Home Loan Mortgage Corp., 3.5%, 10/1/42                                                     41,108
   52,476         Federal Home Loan Mortgage Corp., 3.5%, 10/1/42                                                     52,633
   19,860         Federal Home Loan Mortgage Corp., 3.5%, 8/1/44                                                      19,894
   63,168         Federal Home Loan Mortgage Corp., 3.5%, 10/1/44                                                     63,211
  174,196         Federal Home Loan Mortgage Corp., 3.5%, 12/1/44                                                    174,138
  252,279         Federal Home Loan Mortgage Corp., 3.5%, 6/1/45                                                     252,377
  195,144         Federal Home Loan Mortgage Corp., 3.5%, 10/1/45                                                    194,948
  214,590         Federal Home Loan Mortgage Corp., 3.5%, 10/1/45                                                    214,674
  431,247         Federal Home Loan Mortgage Corp., 3.5%, 11/1/45                                                    430,814
  108,351         Federal Home Loan Mortgage Corp., 3.5%, 3/1/46                                                     108,219
  180,264         Federal Home Loan Mortgage Corp., 3.5%, 5/1/46                                                     179,860
  220,632         Federal Home Loan Mortgage Corp., 3.5%, 7/1/46                                                     221,025
  321,894         Federal Home Loan Mortgage Corp., 3.5%, 8/1/46                                                     322,389
  395,531         Federal Home Loan Mortgage Corp., 3.5%, 8/1/46                                                     396,726
  127,579         Federal Home Loan Mortgage Corp., 3.5%, 12/1/46                                                    127,123
  380,583         Federal Home Loan Mortgage Corp., 3.5%, 12/1/46                                                    380,083
   78,052         Federal Home Loan Mortgage Corp., 3.5%, 1/1/47                                                      77,766
   24,511         Federal Home Loan Mortgage Corp., 3.5%, 6/1/47                                                      24,460
   73,585         Federal Home Loan Mortgage Corp., 3.5%, 6/1/47                                                      73,275
  144,419         Federal Home Loan Mortgage Corp., 3.5%, 6/1/47                                                     143,811
  336,021         Federal Home Loan Mortgage Corp., 3.5%, 7/1/47                                                     334,577
  307,264         Federal Home Loan Mortgage Corp., 3.5%, 8/1/47                                                     305,915
  375,684         Federal Home Loan Mortgage Corp., 3.5%, 10/1/47                                                    373,960
  129,710         Federal Home Loan Mortgage Corp., 3.5%, 11/1/47                                                    129,113
  177,553         Federal Home Loan Mortgage Corp., 3.5%, 11/1/47                                                    176,774
  114,116         Federal Home Loan Mortgage Corp., 3.5%, 1/1/48                                                     113,588
  234,775         Federal Home Loan Mortgage Corp., 3.5%, 1/1/48                                                     233,693
   49,940         Federal Home Loan Mortgage Corp., 4.0%, 12/1/40                                                     51,342
  208,185         Federal Home Loan Mortgage Corp., 4.0%, 11/1/41                                                    215,060
  192,851         Federal Home Loan Mortgage Corp., 4.0%, 10/1/42                                                    198,128
   37,940         Federal Home Loan Mortgage Corp., 4.0%, 10/1/43                                                     38,875
   30,365         Federal Home Loan Mortgage Corp., 4.0%, 2/1/44                                                      31,159
   91,040         Federal Home Loan Mortgage Corp., 4.0%, 2/1/44                                                      93,416
   90,516         Federal Home Loan Mortgage Corp., 4.0%, 5/1/44                                                      92,632
  132,090         Federal Home Loan Mortgage Corp., 4.0%, 6/1/44                                                     135,187
   29,733         Federal Home Loan Mortgage Corp., 4.0%, 7/1/44                                                      30,511
   34,600         Federal Home Loan Mortgage Corp., 4.0%, 7/1/44                                                      35,506
   38,962         Federal Home Loan Mortgage Corp., 4.0%, 7/1/44                                                      39,981
   40,388         Federal Home Loan Mortgage Corp., 4.0%, 7/1/44                                                      41,335
   25,931         Federal Home Loan Mortgage Corp., 4.0%, 12/1/44                                                     26,537
   70,465         Federal Home Loan Mortgage Corp., 4.0%, 4/1/45                                                      72,116
   31,869         Federal Home Loan Mortgage Corp., 4.0%, 10/1/45                                                     32,616
  129,938         Federal Home Loan Mortgage Corp., 4.0%, 12/1/45                                                    132,974
   56,782         Federal Home Loan Mortgage Corp., 4.0%, 1/1/46                                                      58,110
  250,772         Federal Home Loan Mortgage Corp., 4.0%, 2/1/46                                                     256,651

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

Principal
   Amount
   USD ($)                                                                                                             Value
                  U.S. GOVERNMENT AND AGENCY OBLIGATIONS - (continued)
   22,190         Federal Home Loan Mortgage Corp., 4.0%, 5/1/46                                               $      22,709
  116,985         Federal Home Loan Mortgage Corp., 4.0%, 6/1/46                                                     119,720
  181,383         Federal Home Loan Mortgage Corp., 4.0%, 7/1/46                                                     185,623
  165,199         Federal Home Loan Mortgage Corp., 4.0%, 8/1/46                                                     168,923
   40,379         Federal Home Loan Mortgage Corp., 4.0%, 3/1/47                                                      41,283
   79,898         Federal Home Loan Mortgage Corp., 4.0%, 4/1/47                                                      81,735
  118,422         Federal Home Loan Mortgage Corp., 4.0%, 4/1/47                                                     121,144
  236,981         Federal Home Loan Mortgage Corp., 4.0%, 4/1/47                                                     242,220
  256,863         Federal Home Loan Mortgage Corp., 4.0%, 4/1/47                                                     262,767
  609,350         Federal Home Loan Mortgage Corp., 4.0%, 4/1/47                                                     622,823
  433,489         Federal Home Loan Mortgage Corp., 4.0%, 5/1/47                                                     442,839
   43,297         Federal Home Loan Mortgage Corp., 4.0%, 6/1/47                                                      44,207
  113,272         Federal Home Loan Mortgage Corp., 4.0%, 7/1/47                                                     115,654
  260,224         Federal Home Loan Mortgage Corp., 4.0%, 10/1/47                                                    265,505
  795,528         Federal Home Loan Mortgage Corp., 4.0%, 10/1/47                                                    811,611
  225,923         Federal Home Loan Mortgage Corp., 4.5%, 5/1/47                                                     235,238
    2,837         Federal Home Loan Mortgage Corp., 5.0%, 12/1/21                                                      2,887
    4,824         Federal Home Loan Mortgage Corp., 5.0%, 9/1/38                                                       5,146
    5,317         Federal Home Loan Mortgage Corp., 5.0%, 10/1/38                                                      5,671
   10,501         Federal Home Loan Mortgage Corp., 5.0%, 5/1/39                                                      11,210
   21,159         Federal Home Loan Mortgage Corp., 5.0%, 12/1/39                                                     22,632
   12,899         Federal Home Loan Mortgage Corp., 5.5%, 9/1/33                                                      13,993
   16,760         Federal Home Loan Mortgage Corp., 5.5%, 6/1/41                                                      18,152
    1,163         Federal Home Loan Mortgage Corp., 6.0%, 10/1/32                                                      1,270
    7,636         Federal Home Loan Mortgage Corp., 6.0%, 11/1/32                                                      8,378
    5,825         Federal Home Loan Mortgage Corp., 6.0%, 12/1/32                                                      6,411
   10,904         Federal Home Loan Mortgage Corp., 6.0%, 2/1/33                                                      12,030
    3,154         Federal Home Loan Mortgage Corp., 6.0%, 1/1/34                                                       3,448
    1,641         Federal Home Loan Mortgage Corp., 6.0%, 12/1/36                                                      1,803
    3,154         Federal Home Loan Mortgage Corp., 6.5%, 1/1/29                                                       3,511
    1,440         Federal Home Loan Mortgage Corp., 6.5%, 4/1/31                                                       1,604
    4,444         Federal Home Loan Mortgage Corp., 6.5%, 10/1/31                                                      4,947
    2,059         Federal Home Loan Mortgage Corp., 6.5%, 2/1/32                                                       2,292
    2,108         Federal Home Loan Mortgage Corp., 6.5%, 3/1/32                                                       2,347
   11,682         Federal Home Loan Mortgage Corp., 6.5%, 4/1/32                                                      13,005
    4,470         Federal Home Loan Mortgage Corp., 6.5%, 7/1/32                                                       4,976
      371         Federal Home Loan Mortgage Corp., 7.0%, 8/1/22                                                         372
    2,590         Federal Home Loan Mortgage Corp., 7.0%, 9/1/22                                                       2,679
      507         Federal Home Loan Mortgage Corp., 7.0%, 4/1/30                                                         510
    1,522         Federal Home Loan Mortgage Corp., 7.0%, 2/1/31                                                       1,687
      905         Federal Home Loan Mortgage Corp., 7.0%, 3/1/32                                                         914
    2,602         Federal Home Loan Mortgage Corp., 7.0%, 4/1/32                                                       2,961
   29,224         Federal Home Loan Mortgage Corp., 7.0%, 10/1/46                                                     31,345
    1,627         Federal Home Loan Mortgage Corp., 7.5%, 8/1/31                                                       1,805
  276,146         Government National Mortgage Association I, 3.5%, 11/15/41                                         278,375
  106,898         Government National Mortgage Association I, 3.5%, 8/15/42                                          107,756

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/18 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

Principal
   Amount
   USD ($)                                                                                                             Value
                  U.S. GOVERNMENT AND AGENCY OBLIGATIONS - (continued)
   50,218         Government National Mortgage Association I, 3.5%, 10/15/42                                   $      50,724
  179,415         Government National Mortgage Association I, 3.5%, 1/15/45                                          179,986
   95,270         Government National Mortgage Association I, 3.5%, 8/15/46                                           95,599
   98,985         Government National Mortgage Association I, 4.0%, 1/15/25                                          104,513
   67,675         Government National Mortgage Association I, 4.0%, 8/15/43                                           69,862
  249,861         Government National Mortgage Association I, 4.0%, 3/15/44                                          256,366
   47,085         Government National Mortgage Association I, 4.0%, 9/15/44                                           48,275
  109,488         Government National Mortgage Association I, 4.0%, 4/15/45                                          112,291
    2,372         Government National Mortgage Association I, 4.0%, 6/15/45                                            2,432
  160,063         Government National Mortgage Association I, 4.0%, 6/15/45                                          164,109
   20,054         Government National Mortgage Association I, 4.0%, 7/15/45                                           20,568
   18,742         Government National Mortgage Association I, 4.0%, 8/15/45                                           19,264
    1,715         Government National Mortgage Association I, 4.5%, 4/15/20                                            1,745
   81,727         Government National Mortgage Association I, 4.5%, 5/15/39                                           86,368
    7,758         Government National Mortgage Association I, 4.5%, 8/15/41                                            8,129
    2,288         Government National Mortgage Association I, 5.0%, 7/15/19                                            2,320
    7,046         Government National Mortgage Association I, 5.0%, 9/15/33                                            7,378
   10,205         Government National Mortgage Association I, 5.5%, 3/15/33                                           11,058
   13,168         Government National Mortgage Association I, 5.5%, 7/15/33                                           14,369
   32,607         Government National Mortgage Association I, 5.5%, 8/15/33                                           35,609
   13,230         Government National Mortgage Association I, 5.5%, 10/15/34                                          14,434
      412         Government National Mortgage Association I, 6.0%, 8/15/19                                              414
   11,730         Government National Mortgage Association I, 6.0%, 4/15/28                                           12,952
   12,665         Government National Mortgage Association I, 6.0%, 2/15/29                                           14,013
   11,855         Government National Mortgage Association I, 6.0%, 9/15/32                                           13,457
    2,614         Government National Mortgage Association I, 6.0%, 10/15/32                                           2,857
    6,452         Government National Mortgage Association I, 6.0%, 10/15/32                                           7,053
   19,801         Government National Mortgage Association I, 6.0%, 11/15/32                                          21,882
   24,814         Government National Mortgage Association I, 6.0%, 11/15/32                                          27,129
    7,178         Government National Mortgage Association I, 6.0%, 1/15/33                                            8,029
   13,441         Government National Mortgage Association I, 6.0%, 12/15/33                                          14,831
    8,797         Government National Mortgage Association I, 6.0%, 8/15/34                                            9,617
   12,229         Government National Mortgage Association I, 6.0%, 8/15/34                                           13,514
    1,640         Government National Mortgage Association I, 6.5%, 3/15/26                                            1,809
    4,559         Government National Mortgage Association I, 6.5%, 6/15/28                                            5,066
    4,834         Government National Mortgage Association I, 6.5%, 6/15/28                                            5,331
      592         Government National Mortgage Association I, 6.5%, 2/15/29                                              653
    4,962         Government National Mortgage Association I, 6.5%, 5/15/29                                            5,528
   13,447         Government National Mortgage Association I, 6.5%, 5/15/29                                           14,995
    3,682         Government National Mortgage Association I, 6.5%, 5/15/31                                            4,061
   19,393         Government National Mortgage Association I, 6.5%, 7/15/31                                           21,387
    5,819         Government National Mortgage Association I, 6.5%, 9/15/31                                            6,417
    6,376         Government National Mortgage Association I, 6.5%, 10/15/31                                           7,031
    2,520         Government National Mortgage Association I, 6.5%, 12/15/31                                           2,779
    2,695         Government National Mortgage Association I, 6.5%, 12/15/31                                           2,991

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

Principal
   Amount
   USD ($)                                                                                                             Value
                  U.S. GOVERNMENT AND AGENCY OBLIGATIONS - (continued)
      583         Government National Mortgage Association I, 6.5%, 4/15/32                                    $         643
    1,456         Government National Mortgage Association I, 6.5%, 4/15/32                                            1,605
    1,079         Government National Mortgage Association I, 6.5%, 6/15/32                                            1,190
    2,380         Government National Mortgage Association I, 6.5%, 6/15/32                                            2,624
    4,975         Government National Mortgage Association I, 6.5%, 6/15/32                                            5,486
    5,109         Government National Mortgage Association I, 6.5%, 7/15/32                                            5,634
   21,415         Government National Mortgage Association I, 6.5%, 12/15/32                                          24,386
   17,912         Government National Mortgage Association I, 7.0%, 7/15/26                                           18,503
    1,576         Government National Mortgage Association I, 7.0%, 9/15/27                                            1,607
   16,337         Government National Mortgage Association I, 7.0%, 2/15/28                                           16,875
    5,428         Government National Mortgage Association I, 7.0%, 11/15/28                                           5,778
    4,650         Government National Mortgage Association I, 7.0%, 1/15/29                                            5,138
    7,014         Government National Mortgage Association I, 7.0%, 6/15/29                                            7,488
      711         Government National Mortgage Association I, 7.0%, 7/15/29                                              730
    3,288         Government National Mortgage Association I, 7.0%, 7/15/29                                            3,624
      682         Government National Mortgage Association I, 7.0%, 12/15/30                                             693
    1,838         Government National Mortgage Association I, 7.0%, 2/15/31                                            1,868
    2,664         Government National Mortgage Association I, 7.0%, 8/15/31                                            3,083
    9,386         Government National Mortgage Association I, 7.0%, 5/15/32                                            9,603
      418         Government National Mortgage Association I, 7.5%, 10/15/22                                             436
      158         Government National Mortgage Association I, 7.5%, 6/15/23                                              158
      115         Government National Mortgage Association I, 7.5%, 8/15/23                                              115
    3,325         Government National Mortgage Association I, 7.5%, 10/15/29                                           3,607
   11,814         Government National Mortgage Association II, 3.5%, 3/20/45                                          11,871
   14,431         Government National Mortgage Association II, 3.5%, 4/20/45                                          14,507
   21,073         Government National Mortgage Association II, 3.5%, 4/20/45                                          21,183
   34,432         Government National Mortgage Association II, 3.5%, 4/20/45                                          34,617
  154,389         Government National Mortgage Association II, 3.5%, 1/20/46                                         155,347
   43,524         Government National Mortgage Association II, 3.5%, 3/20/46                                          43,819
  296,565         Government National Mortgage Association II, 3.5%, 11/20/46                                        297,975
   27,289         Government National Mortgage Association II, 4.0%, 8/20/39                                          28,302
   31,900         Government National Mortgage Association II, 4.0%, 7/20/42                                          32,981
  473,576         Government National Mortgage Association II, 4.0%, 7/20/44                                         489,088
   45,307         Government National Mortgage Association II, 4.0%, 9/20/44                                          46,794
   60,094         Government National Mortgage Association II, 4.0%, 3/20/46                                          61,916
  186,875         Government National Mortgage Association II, 4.0%, 10/20/46                                        192,343
   74,581         Government National Mortgage Association II, 4.0%, 2/20/48                                          76,929
   74,789         Government National Mortgage Association II, 4.0%, 4/20/48                                          77,138
  395,000         Government National Mortgage Association II, 4.0%, 7/1/48 (TBA)                                    404,844
   11,410         Government National Mortgage Association II, 4.5%, 9/20/41                                          12,004
   78,163         Government National Mortgage Association II, 4.5%, 5/20/43                                          82,151
  215,058         Government National Mortgage Association II, 4.5%, 1/20/44                                         226,582
  200,448         Government National Mortgage Association II, 4.5%, 9/20/44                                         205,882
   58,079         Government National Mortgage Association II, 4.5%, 10/20/44                                         61,180
  119,776         Government National Mortgage Association II, 4.5%, 11/20/44                                        126,155

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/18 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

Principal
   Amount
   USD ($)                                                                                                             Value
                  U.S. GOVERNMENT AND AGENCY OBLIGATIONS - (continued)
  755,719         Government National Mortgage Association II, 4.5%, 2/20/48                                   $     785,776
    4,957         Government National Mortgage Association II, 5.0%, 11/20/19                                          5,093
    2,808         Government National Mortgage Association II, 5.0%, 1/20/20                                           2,886
       80         Government National Mortgage Association II, 6.0%, 12/20/18                                             80
    1,664         Government National Mortgage Association II, 6.0%, 7/20/19                                           1,669
   12,581         Government National Mortgage Association II, 6.0%, 11/20/33                                         13,894
    2,465         Government National Mortgage Association II, 6.5%, 8/20/28                                           2,746
    3,776         Government National Mortgage Association II, 6.5%, 12/20/28                                          4,246
    2,286         Government National Mortgage Association II, 6.5%, 9/20/31                                           2,597
    2,836         Government National Mortgage Association II, 7.0%, 5/20/26                                           3,143
    7,841         Government National Mortgage Association II, 7.0%, 2/20/29                                           8,851
    1,172         Government National Mortgage Association II, 7.0%, 1/20/31                                           1,360
      676         Government National Mortgage Association II, 7.5%, 8/20/27                                             770
      244         Government National Mortgage Association II, 8.0%, 8/20/25                                             266
  870,000(k)      U.S. Treasury Bills, 7/12/18                                                                       869,595
1,494,878         U.S. Treasury Inflation Indexed Bonds, 0.75%, 2/15/45                                            1,449,959
2,382,026         U.S. Treasury Inflation Indexed Bonds, 0.875%, 2/15/47                                           2,382,045
3,034,738         U.S. Treasury Inflation Indexed Bonds, 1.0%, 2/15/46                                             3,125,498
                                                                                                               -------------
                  TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
                  (Cost $51,987,133)                                                                           $  50,805,891
                                                                                                               -------------
                  TEMPORARY CASH INVESTMENTS - 1.2% of Net Assets
                  COMMERCIAL PAPER - 0.2%
  360,000         Energy Transfer LP, 2.803%, 7/5/18                                                           $     359,650
                                                                                                               -------------
                  REPURCHASE AGREEMENTS - 1.0%
1,045,000         $1,045,000 ScotiaBank, 2.10%, dated 6/29/18 plus accrued interest on 7/2/18
                  collateralized by $1,066,087 Federal National Mortgage Association, 4.0%, 12/1/47            $   1,045,000
  375,000         $375,000 TD Securities USA LLC, 2.10%, dated 6/29/18 plus accrued interest on 7/2/18
                  collateralized by $382,500 Freddie Mac Giant, 3.5%, 7/1/46                                         375,000
  270,000         $270,000 TD Securities USA LLC, 2.12%, dated 6/29/18 plus accrued interest on 7/2/18
                  collateralized by $275,401 Freddie Mac Giant, 3.5%, 7/1/46                                         270,000
                                                                                                               -------------
                                                                                                               $   1,690,000
                                                                                                               -------------
                  TOTAL TEMPORARY CASH INVESTMENTS
                  (Cost $2,049,888)                                                                            $   2,049,650
                                                                                                               -------------
                  TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS - 97.5%
                  (Cost $173,399,952)                                                                          $ 169,945,815
                                                                                                               -------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

                                                                                              Change
                                                                                              in Net
                                                                                Net           Unrealized
                                                                    Dividend    Realized      Appreciation
   Shares                                                           Income      Gain (Loss)   (Depreciation)           Value
                  AFFILIATED ISSUER - 1.8%
                  CLOSED-END FUND - 1.8% of Net Assets
                  INSURANCE - 1.8%
                  Property & Casualty Insurance - 1.8%
  321,413         Pioneer ILS Interval Fund(l)                      $--         $--           $(89,115)        $   3,117,702
                                                                                                               -------------

                  Total Insurance                                                                              $   3,117,702
                                                                                                               -------------
                  TOTAL CLOSED-END FUND
                  (Cost $3,263,545)                                                                            $   3,117,702
                                                                                                               -------------
                  TOTAL INVESTMENTS IN
                  AFFILIATED ISSUER - 1.8%
                  (Cost $3,263,545)                                                                            $   3,117,702
                                                                                                               -------------
                  OTHER ASSETS AND LIABILITIES - 0.7%                                                          $   1,164,097
                                                                                                               -------------
                  NET ASSETS - 100.0%                                                                          $ 174,227,614
                                                                                                               =============

BPS       Basis Point.

FREMF     Freddie Mac Multifamily Fixed-Rate Mortgage Loans.

LIBOR     London Interbank Offered Rate.

PRIME     U.S. Federal Funds Rate.

REIT      Real Estate Investment Trust.

REMICS    Real Estate Mortgage Investment Conduits.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At June 30, 2018, the value of these securities amounted to $49,542,359, or 28.4% of net assets.

(TBA)     "To Be Announced" Securities.

+         Amount rounds to less than 0.1%.

* Senior secured floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR, (ii) the prime rate offered by one or more major United States banks, (iii) the rate of a certificate of deposit or (iv) other base lending rates used by commercial lenders. The interest rate shown is the rate accruing at June 30, 2018.

+ Securities that used significant unobservable inputs to determine their value.

(a)       Security is perpetual in nature and has no stated maturity date.

(b) The interest rate is subject to change periodically. The interest rate and/or reference index and spread shown at June 30, 2018.

(c) Floating rate note. Coupon rate, reference index and spread shown at June 30, 2018.

(d) Debt obligation initially issued at one coupon which converts to a higher coupon at a specific date. The rate shown is the rate at June 30, 2018.

(e) Security represents the interest-only portion payments on a pool of underlying mortgages or mortgage-backed securities.

(f) Structured reinsurance investment. At June 30, 2018, the value of these securities amounted to $60,538, or 0.0%+ of net assets. See Notes to Financial Statements -- Note 1F.

(g)       Rate to be determined.

(h)       Consists of Revenue Bonds unless otherwise indicated.

(i)       Represents a General Obligation Bond.

(j) This term loan will settle after June 30, 2018, at which time the interest rate will be determined.

(k) Security issued with a zero coupon. Income is recognized through accretion of discount.

(l) Pioneer ILS Interval Fund is an affiliated fund managed by Amundi Pioneer Asset Management, Inc. (the "Adviser").

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/18 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

FUTURES CONTRACTS

FIXED INCOME INDEX FUTURES CONTRACTS

Number of                                  Expiration   Notional      Market           Unrealized
Contracts Long   Description               Date         Amount        Value          Depreciation
 94              U.S. 2 Year Note (CBT)    9/28/18      $19,957,371   $19,911,844     $   (45,527)
 52              U.S. 5 Year Note (CBT)    9/28/18        5,918,654     5,908,094         (10,560)
                                                        -----------   -----------     -----------
                                                        $25,876,025   $25,819,938     $   (56,087)
                                                        ===========   ===========     ===========

                                                                                       Unrealized
Number of                                  Expiration   Notional      Market         Appreciation
Contracts Short  Description               Date         Amount        Value         (Depreciation)
 102             U.S. 10 Year Note (CBT)   9/19/18      $12,274,402   $12,259,125     $    15,277
  40             U.S. 10 Year Ultra Bond   9/19/18        5,107,676     5,129,375         (21,699)
  18             U.S. Long Bond (CBT)      9/19/18        2,606,411     2,610,000          (3,589)
   3             U.S. Ultra Bond (CBT)     9/19/18          469,406       478,688          (9,282)
                                                        -----------   -----------     -----------
                                                        $20,457,895   $20,477,188     $   (19,293)
                                                        -----------   -----------     -----------
TOTAL FUTURES CONTRACTS                                 $ 5,418,130   $ 5,342,750     $   (75,380)
                                                        ===========   ===========     ===========

SWAP CONTRACTS

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACT - BUY PROTECTION

Notional                                                         Pay/       Annual     Expiration Premiums     Unrealized    Market
Amount ($)(1) Obligation Reference/Index                         Receive(2) Fixed Rate Date       Received   Appreciation     Value
1,584,000     Markit CDX North America High Yield Index
              Series 28                                          Pay        5.00%      6/20/22    $(116,691)     $ 3,359  $(113,332)

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACT - SELL PROTECTION

Notional                                                         Pay/       Annual     Expiration Premiums     Unrealized    Market
Amount ($)(1) Obligation Reference/Index                         Receive(3) Fixed Rate Date       Paid       Depreciation     Value
1,200,000     Markit CDX North America High Yield Index
              Series 24                                          Receive    1.00%      6/20/20    $ 19,383       $(2,273) $  17,110

OVER THE COUNTER (OTC) CREDIT DEFAULT SWAP CONTRACTS - SELL PROTECTION

Notional                                Obligation               Pay/       Annual     Expiration Premiums     Unrealized    Market
Amount ($)(1) Counterparty              Reference/Index          Receive(3) Fixed Rate Date       Received   Appreciation     Value
  100,000     JPMorgan Chase Bank NA    Simon Property Group LP  Receive    1.00%      6/20/22    $   (283)      $ 2,240  $   1,957
  140,000     JPMorgan Chase Bank NA    Simon Property Group LP  Receive    1.00%      6/20/22        (462)        3,203      2,741
                                                                                                  --------       -------  ---------
TOTAL OVER THE COUNTER (OTC) CREDIT DEFAULT SWAP CONTRACTS - SELL PROTECTION                      $   (745)      $ 5,443  $   4,698
                                                                                                  --------       -------  ---------
TOTAL SWAP CONTRACTS                                                                              $(98,053)      $ 6,529  $ (91,524)
                                                                                                  =========      =======  =========

(1) The notional amount is the maximum amount that a seller of credit protection would be obligated to pay upon occurrence of a credit event.

(2)  Pays Quarterly.

(3)  Receives Quarterly.

Purchases and sales of securities (excluding temporary cash investments) for the six months ended June 30, 2018 were as follows:

                                                     Purchases                Sales
      Long-Term U.S. Government                     $ 3,135,752            $14,248,833
      Other Long-Term Securities                    $45,673,045            $29,587,300

The Portfolio is permitted to engage in purchase and sale transactions ("cross trades") with certain funds and accounts for which the Adviser serves as the Portfolio's investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the six months ended June 30, 2018, the Portfolio engaged in purchases and sales pursuant to these procedures amounting to $619,020 and $--, respectively, which resulted in a net realized gain/loss of none.

At June 30, 2018, the net unrealized depreciation on investments based on cost for federal tax purposes of $176,733,867 was as follows:

      Aggregate gross unrealized appreciation for all investments in
         which there is an excess of value over tax cost                 $     721,856
      Aggregate gross unrealized depreciation for all investments in
         which there is an excess of tax cost over value                    (4,559,110)
                                                                         -------------
      Net unrealized depreciation                                        $  (3,837,254)
                                                                         =============

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels below.

Level 1 - quoted prices in active markets for identical securities.

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements -- Note 1A.

Level 3 - significant unobservable inputs (including the Portfolio's own assumptions in determining fair value of investments). See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of June 30, 2018, in valuing the Portfolio's investments.

                                                    Level 1       Level 2        Level 3        Total
Convertible Preferred Stocks                      $1,649,026   $          --   $       --   $  1,649,026
Asset Backed Securities                                   --       6,229,340           --      6,229,340
Collateralized Mortgage Obligations                       --      36,739,839           --     36,739,839
Corporate Bonds
  Insurance
     Reinsurance                                          --              --       60,538         60,538
  All Other Corporate Bonds                               --      58,479,230           --     58,479,230
Foreign Government Bonds                                  --       1,085,290           --      1,085,290
Municipal Bonds                                           --       3,408,949           --      3,408,949
Senior Secured Floating Rate Loan Interests               --       9,438,062           --      9,438,062
U.S. Government and Agency Obligations                    --      50,805,891           --     50,805,891
Commercial Paper                                          --         359,650           --        359,650
Repurchase Agreements                                     --       1,690,000           --      1,690,000
Closed-End Fund
  Insurance
     Property & Casualty Insurance                        --       3,117,702           --      3,117,702
                                                  ----------   -------------   ----------   ------------
Total Investments in Securities                   $1,649,026   $ 171,353,953   $   60,538   $173,063,517
                                                  ==========   =============   ==========   ============
Other Financial Instruments
Net unrealized depreciation on futures contracts  $  (75,380)  $          --   $       --   $    (75,380)
Swap contracts, at value                                  --         (91,524)          --        (91,524)
                                                  ----------   -------------   ----------   ------------
Total Other Financial Instruments                 $  (75,380)  $     (91,524)  $       --   $   (166,904)
                                                  ==========   =============   ==========   ============

The following is a reconciliation of assets valued using significant unobservable inputs (Level 3):

                                                                                              Corporate
                                                                                                Bonds
Balance as of 12/31/17                                                                      $     44,260
Realized gain (loss)(1)                                                                               --
Changed in unrealized appreciation (depreciation)(2)                                               2,310
Accrued discounts/premiums                                                                            --
Purchases                                                                                         13,968
Sales                                                                                                 --
Transfers in to Level 3*                                                                              --
Transfers out of Level 3*                                                                             --
                                                                                            ------------
Balance as of 6/30/18                                                                       $     60,538
                                                                                            ============

(1)  Realized gain (loss) on these securities is included in net realized gain
     (loss) on investments in the Statement of Operations.

(2) Unrealized appreciation (depreciation) on these securities is included in change in net unrealized appreciation (depreciation) on investments in the Statement of Operations.

* Transfers are calculated on the beginning of period value. During the six months ended June 30, 2018, there were no transfers between Levels 1, 2 and 3.

Net change in unrealized appreciation (depreciation) of Level 3 investments
still held and considered Level 3 at June 30, 2018:                                         $     5,110.
                                                                                            ============

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 6/30/18 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS:
  Investments in unaffiliated issuers, at value (cost $173,399,952)   $169,945,815
  Investments in affiliated issuers, at value (cost $3,263,545)          3,117,702
  Cash                                                                     932,031
  Swaps collateral                                                         109,633
  Futures collateral                                                       255,075
  Due from broker for futures                                               75,379
  Due from broker for swaps                                                 93,383
  Variation margin for centrally cleared swap contracts                      1,026
  Net unrealized appreciation on unfunded loan commitments                     221
  Receivables --
     Investment securities sold                                          1,194,711
     Portfolio shares sold                                                 100,563
     Interest                                                              942,065
     Dividends                                                              11,944
  Other assets                                                              25,974
                                                                      ------------
         Total assets                                                 $176,805,522
                                                                      ------------

LIABILITIES:
  Payables --
     Investment securities purchased                                  $  2,291,705
     Portfolio shares repurchased                                           26,676
     Trustees' fees                                                            181
  Swap contracts, at value (net premiums received $(98,053))                91,524
  Variation margin for futures contracts                                     4,531
  Net unrealized depreciation on futures contracts                          75,380
  Due to affiliates                                                         10,630
  Accrued expenses                                                          77,281
                                                                      ------------
         Total liabilities                                            $  2,577,908
                                                                      ------------

NET ASSETS:
  Paid-in capital                                                     $178,220,734
  Distributions in excess of net investment income                        (116,657)
  Accumulated net realized loss on investments                            (207,853)
  Net unrealized depreciation on investments                            (3,668,610)
                                                                      ------------
         Net assets                                                   $174,227,614
                                                                      ============

NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
  Class I (based on $51,500,228/4,823,464 shares)                     $      10.68
                                                                      ============
  Class II (based on $122,727,386/11,468,633 shares)                  $      10.70
                                                                      ============

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (UNAUDITED)
--------------------------------------------------------------------------------

  For the Six Months Ended 6/30/18

INVESTMENT INCOME:
  Interest from unaffiliated issuers                        $  3,017,998
  Dividends from unaffiliated issuers                             48,514
                                                            ------------
     Total investment income                                               $  3,066,512
                                                                           ------------
EXPENSES:
  Management fees                                           $    318,356
  Administrative expense                                          44,750
  Distribution fees
     Class II                                                    152,407
  Custodian fees                                                  53,356
  Professional fees                                               34,970
  Printing expense                                                 8,448
  Pricing fees                                                    55,628
  Trustees' fees                                                   4,001
  Insurance expense                                                1,035
  Miscellaneous                                                    1,595
                                                            ------------
     Total expenses                                                        $    674,546
                                                                           ------------
           Net investment income                                           $  2,391,966
                                                                           ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on:
     Investments in unaffiliated issuers                    $   (610,320)
     Swap contracts                                              (22,310)
     Futures contracts                                           536,968   $    (95,662)
                                                            ------------   ------------
  Change in net unrealized appreciation (depreciation) on:
     Investments in unaffiliated issuers                    $ (4,966,569)
     Investments in affiliated issuers                            89,115
     Swap contracts                                               28,120
     Futures contracts                                          (186,189)
     Unfunded loan commitments                                       221   $ (5,035,302)
                                                            ------------   ------------
  Net realized and unrealized gain (loss) on investments                   $ (5,130,964)
                                                                           ------------
  Net decrease in net assets resulting from operations                     $ (2,738,998)
                                                                           ============

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                               Six Months
                                                                                  Ended
                                                                                 6/30/18      Year Ended
                                                                               (unaudited)     12/31/17
FROM OPERATIONS:
Net investment income (loss)                                                  $  2,391,966   $  3,996,436
Net realized gain (loss) on investments                                            (95,662)       853,713
Change in net unrealized appreciation (depreciation) on investments             (5,035,302)     1,176,573
                                                                              ------------   ------------
      Net increase (decrease) in net assets resulting from operations         $ (2,738,998)  $  6,026,722
                                                                              ------------   ------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
      Class I ($0.17 and $0.31 per share, respectively)                       $   (789,937)  $ (1,509,444)
      Class II ($0.16 and $0.29 per share, respectively)                        (1,808,240)    (2,913,195)
Net realized gain:
      Class I ($0.03 and $0.04 per share, respectively)                           (144,150)      (194,666)
      Class II ($0.03 and $0.04 per share, respectively)                          (342,501)      (391,774)
                                                                              ------------   ------------
          Total distributions to shareowners                                  $ (3,084,828)  $ (5,009,079)
                                                                              ------------   ------------
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sales of shares                                             $ 16,119,154   $ 48,929,968
Reinvestment of distributions                                                    3,084,720      5,005,475
Cost of shares repurchased                                                     (11,063,852)   (26,968,298)
                                                                              ------------   ------------
      Net increase in net assets resulting from Portfolio share transactions  $  8,140,022   $ 26,967,145
                                                                              ------------   ------------
      Net increase in net assets                                              $  2,316,196   $ 27,984,788
NET ASSETS:
Beginning of period                                                           $171,911,418   $143,926,630
                                                                              ------------   ------------
End of period                                                                 $174,227,614   $171,911,418
                                                                              ============   ============
Undistributed (distributions in excess of) net investment income              $   (116,657)  $     89,554
                                                                              ============   ============

                                                 Six Months     Six Months
                                                   Ended          Ended
                                                  6/30/18        6/30/18       Year Ended     Year Ended
                                                   Shares        Amount         12/31/17       12/31/17
                                                (unaudited)    (unaudited)       Shares         Amount
CLASS I
Shares sold                                       610,050     $ 6,583,176      1,607,025     $ 17,761,272
Reinvestment of distributions                      86,800         934,087        154,058        1,700,506
Less shares repurchased                          (372,372)     (4,022,841)    (1,680,185)     (18,539,423)
                                                 --------     -----------      ---------     ------------
      Net increase                                324,478     $ 3,494,422         80,898     $    922,355
                                                 ========     ===========      =========     ============
Class II
Shares sold                                       875,113     $ 9,535,978      2,822,428     $ 31,168,696
Reinvestment of distributions                     199,366       2,150,633        298,831        3,304,969
Less shares repurchased                          (651,618)     (7,041,011)      (763,890)      (8,428,875)
                                                 --------     -----------      ---------     ------------
      Net increase                                422,861     $ 4,645,600      2,357,369     $ 26,044,790
                                                 ========     ===========      =========     ============

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                              Six Months
                                                                 Ended
                                                                6/30/18    Year Ended  Year Ended  Year Ended  Year Ended Year Ended
                                                              (unaudited)   12/31/17    12/31/16*   12/31/15*   12/31/14*  12/31/13
Class I
Net asset value, beginning of period                         $ 11.04       $ 10.96     $ 10.83     $ 11.23     $ 11.01    $ 11.49
                                                             -------       -------     -------     -------     -------    -------
Increase (decrease) from investment operations:
    Net investment income (loss)                             $  0.16(a)    $  0.29(a)  $  0.27(a)  $  0.28(a)  $  0.37    $  0.46
    Net realized and unrealized gain (loss) on investments     (0.32)         0.14        0.18       (0.25)       0.29      (0.34)
                                                             -------       -------     -------     -------     -------    -------
      Net increase (decrease) from investment operations     $ (0.16)      $  0.43     $  0.45     $  0.03     $  0.66    $  0.12
                                                             -------       -------     -------     -------     -------    -------
Distributions to shareowners:
   Net investment income                                     $ (0.17)      $ (0.31)    $ (0.31)    $ (0.33)    $ (0.38)   $ (0.48)
   Net realized gain                                           (0.03)        (0.04)      (0.01)      (0.10)      (0.06)     (0.12)
                                                             -------       -------     -------     -------     -------    -------
Total distributions                                          $ (0.20)      $ (0.35)    $ (0.32)    $ (0.43)    $ (0.44)   $ (0.60)
                                                             -------       -------     -------     -------     -------    -------
Net increase (decrease) in net asset value                   $ (0.36)      $  0.08     $  0.13     $ (0.40)    $  0.22    $ (0.48)
                                                             -------       -------     -------     -------     -------    -------
Net asset value, end of period                               $ 10.68       $ 11.04     $ 10.96     $ 10.83     $ 11.23    $ 11.01
                                                             =======       =======     =======     =======     =======    =======
Total return (b)                                               (1.43)%(c)     4.01%       4.10%       0.30%       6.05%      1.02%
Ratio of net expenses to average net assets (d)                 0.61%(e)      0.61%       0.62%       0.62%       0.62%      0.62%
Ratio of net investment income (loss) to average net assets     2.98%(e)      2.59%       2.46%       2.56%       3.30%      4.07%
Portfolio turnover rate                                           25%(c)        42%         50%         41%        119%        33%
Net assets, end of period (in thousands)                     $51,500       $49,672     $48,442     $24,785     $25,470    $26,689
Ratios with no waiver of fees and assumption of expenses
    by the Adviser and no reduction for fees paid indirectly:
    Total expenses to average net assets (d)                    0.61%(e)      0.61%       0.68%       0.81%       0.99%      1.08%
    Net investment income (loss) to average net assets          2.98%(e)      2.59%       2.40%       2.37%       2.93%      3.61%

* The Portfolio was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(c)   Not annualized.

(d)   Includes interest expense of 0.00%, 0.00%, 0.00%, 0.00%, 0.00%+ and 0.00%, respectively.

(e)   Annualized.

+     Amount rounds to less than 0.01%.

NOTE: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                                 (continued)
--------------------------------------------------------------------------------

                                                              Six Months
                                                                 Ended
                                                                6/30/18    Year Ended   Year Ended  Year Ended Year Ended Year Ended
                                                              (unaudited)   12/31/17     12/31/16*   12/31/15*  12/31/14*  12/31/13
Class II
Net asset value, beginning of period                         $  11.07      $  10.99     $ 10.85     $ 11.25     $ 11.03   $ 11.50
                                                             --------      --------     -------     -------     -------   -------
Increase (decrease) from investment operations:
    Net investment income (loss)                             $   0.15(a)   $   0.26(a)  $  0.25(a)  $  0.24(a)  $  0.33   $  0.41
    Net realized and unrealized gain (loss) on investments      (0.33)         0.15        0.18       (0.23)       0.30     (0.31)
                                                             --------      --------     -------     -------     -------   -------
       Net increase (decrease) from investment operations    $  (0.18)     $   0.41     $  0.43     $  0.01     $  0.63   $  0.10
                                                             --------      --------     -------     -------     -------   -------
Distributions to shareowners:
    Net investment income                                    $  (0.16)     $  (0.29)    $ (0.28)    $ (0.31)    $ (0.35)  $ (0.45)
    Net realized gain                                           (0.03)        (0.04)      (0.01)      (0.10)      (0.06)    (0.12)
                                                             --------      --------     -------     -------     -------   -------
Total distributions                                          $  (0.19)     $  (0.33)    $ (0.29)    $ (0.41)    $ (0.41)  $ (0.57)
                                                             --------      --------     -------     -------     -------   -------
Net increase (decrease) in net asset value                   $  (0.37)     $   0.08     $  0.14     $ (0.40)    $  0.22   $ (0.47)
                                                             --------      --------     -------     -------     -------   -------
Net asset value, end of period                               $  10.70      $  11.07     $ 10.99     $ 10.85     $ 11.25   $ 11.03
                                                             ========      ========     =======     =======     =======   =======
Total return (b)                                                (1.63)%(c)     3.74%       3.92%       0.08%       5.79%     0.83%
Ratio of net expenses to average net assets (d)                  0.86%(e)      0.86%       0.88%       0.84%       0.86%     0.90%
Ratio of net investment income (loss) to average net assets      2.73%(e)      2.35%       2.21%       2.18%       2.98%     3.69%
Portfolio turnover rate                                            25%(c)        42%         50%         41%        119%       33%
Net assets, end of period (in thousands)                     $122,727      $122,239     $95,484     $65,727     $21,539   $ 8,313
Ratios with no waiver of fees and assumption of expenses
    by the Adviser and no reduction for fees paid indirectly:
    Total expenses to average net assets (d)                     0.86%(e)      0.86%       0.94%       1.03%       1.23%     1.36%
    Net investment income (loss) to average net assets           2.73%(e)      2.35%       2.16%       1.99%       2.62%     3.23%

* The Portfolio was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(c)   Not annualized.

(d)   Includes interest expense of 0.00%, 0.00%, 0.00%, 0.00%, 0.00%+ and 0.00%, respectively.

(e)   Annualized.

+     Amount rounds to less than 0.01%.

NOTE: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/18 (UNAUDITED)
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer Bond VCT Portfolio (the "Portfolio") is one of 8 portfolios comprising Pioneer Variable Contracts Trust (the "Trust"), a Delaware statutory trust. The Portfolio is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Portfolio seeks current income and total return.

The Portfolio offers two classes of shares designated as Class I and Class II shares. Each class of shares represents an interest in the same portfolio of investments of the Portfolio and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Portfolio gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of a class of the Portfolio is entitled to one vote. Under dollar-weighted voting, a shareowner's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class I shares.

Portfolio shares may be purchased only by insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.

On July 3, 2017, Amundi acquired Pioneer Investments, a group of asset management companies located throughout the world. Amundi, one of the world's largest asset managers, is headquartered in Paris, France. As a result of the transaction, Pioneer Investment Management, Inc., the Portfolio's investment adviser, became an indirect wholly owned subsidiary of Amundi and Amundi's wholly owned subsidiary, Amundi USA, Inc. Prior to July 3, 2017, Pioneer Investments was owned by Pioneer Global Asset Management S.p.A., a wholly owned subsidiary of UniCredit S.p.A.

In connection with the transaction, the names of the Portfolio's investment adviser and principal underwriter changed. Effective July 3, 2017, the name of Pioneer Investment Management, Inc. changed to Amundi Pioneer Asset Management, Inc. (the "Adviser") and the name of Pioneer Funds Distributor, Inc. changed to Amundi Pioneer Distributor, Inc. (the "Distributor").

In October 2016, the Securities and Exchange Commission ("SEC") released its Final Rule on Investment Company Reporting Modernization. In addition to introducing two new regulatory reporting forms (Form N-PORT and Form N-CEN), the Final Rule amends Regulation S-X, which impacts financial statement presentation, particularly related to the presentation of derivative investments. The Portfolio's financial statements were prepared in compliance with the amendments to Regulation S-X.

The Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles ("U.S. GAAP") that require the management of the Portfolio to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The Portfolio is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements:

A.   Security Valuation

     The net asset value of the Portfolio is computed once daily, on each day the New York Stock Exchange ("NYSE") is open, as of the close of regular trading on the NYSE.

     Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/18 (UNAUDITED)                    (continued)
--------------------------------------------------------------------------------

     Loan interests are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent third party pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited.

     Event-linked bonds or catastrophe bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance-linked securities (including sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance industry valuation models, or other fair value methods or techniques to provide an estimated value of the instrument.

     Swap contracts, including interest rate swaps, caps and floors (other than centrally cleared swap contracts) are valued at the dealer quotations obtained from reputable International Swap Dealers Association members. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.

     Shares of closed-end interval funds that offer their shares at net asset value are valued at such funds' net asset value.

     Futures contracts are generally valued at the closing settlement price established by the exchange on which they are traded.

     Securities or loan interests for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Portfolio's Board of Trustees. The Adviser's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

     Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Portfolio may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Portfolio's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Portfolio's securities may differ significantly from exchange prices and such differences could be material.

     At June 30, 2018, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry pricing model).

B.   Investment Income and Transactions

     Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence.

     Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities. Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.

     Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on purchase prices of debt securities are accreted/ amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.

Pioneer Bond VCT Portfolio                     PIONEER VARIABLE CONTRACTS TRUST

     Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.   Federal Income Taxes

     It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of December 31, 2017, the Portfolio did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

     The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

     The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended December 31, 2017, was as follows:

     ---------------------------------------------------------------------------
                                                                        2017
     ---------------------------------------------------------------------------
     Distributions paid from:
     Ordinary income                                                  $4,787,637
     Long-term capital gain                                              221,442
                                                                      ----------
       Total                                                          $5,009,079
                                                                      ==========

     The following shows the components of distributable earnings on a federal income tax basis at December 31, 2017:

     ---------------------------------------------------------------------------
                                                                         2017
     ---------------------------------------------------------------------------
     Distributable earnings:
     Undistributed ordinary income                                    $  473,191
     Undistributed long-term capital gain                                252,872
     Net unrealized appreciation                                       1,104,643
                                                                      ----------
      Total                                                           $1,830,706
                                                                      ==========

     The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax adjustments relating to wash sales, premium and amortization, catastrophe bonds, credit default swaps, the mark to market of future and credit default swap contracts.

D.   Portfolio Shares and Class Allocations

     The Portfolio records sales and repurchases of its shares as of trade date. Distribution fees for Class II shares are calculated based on the average daily net asset value attributable to Class II shares of the Portfolio (see
     Note 4). Class I shares do not pay distribution fees.

     Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on its respective percentage of the adjusted net assets at the beginning of the day.

     All expenses and fees paid to the Portfolio's transfer agent for its services are allocated between the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

     The Portfolio declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class I and Class II shares can reflect different transfer agent and distribution expense rates. Dividends and distributions to shareowners are recorded on the ex-dividend date.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/18 (UNAUDITED)                    (continued)
--------------------------------------------------------------------------------

E.   Risks

     The value of securities held by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

     At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making the Portfolio more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Portfolio's investments in foreign markets and countries with limited developing markets may subject the Portfolio to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions. The Portfolio's prospectus contains unaudited information regarding the Portfolio's principal risks. Please refer to that document when considering the Portfolio's principal risks.

     Interest rates in the U.S. recently have been historically low, so the Portfolio faces a heightened risk that interest rates may continue to rise. A general rise in interest rates could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from the Portfolio.

     The Portfolio invests in below investment grade (high yield) debt securities and preferred stocks. Some of these high yield securities may be convertible into equity securities of the issuer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities.

     With the increased use of technologies such as the Internet to conduct business, the Portfolio is susceptible to operational, information security and related risks. While the Portfolio's Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Portfolio cannot control the cybersecurity plans and systems put in place by service providers to the Portfolio such as Brown Brothers Harriman & Co., the Portfolio's custodian and accounting agent, and DST Asset Manager Solutions, Inc., the Portfolio's transfer agent. In addition, many beneficial owners of Portfolio shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Portfolio nor Amundi Pioneer exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at Amundi Pioneer or the Portfolio's service providers or intermediaries have the ability to cause disruptions and impact business operations potentially resulting in financial losses, interference with the Portfolio's ability to calculate its net asset value, impediments to trading, the inability of Portfolio shareowners to effect share purchases or receive distributions, loss of or unauthorized access to private shareowners information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.

F.   Insurance-Linked Securities ("ILS")

     The Portfolio invests in event-linked bonds. Event-linked bonds are floating rate debt obligations for which the return of principal and the payment of interest are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude. The trigger event's magnitude may be based on losses to a company or industry, industry indexes or readings of scientific instruments, or may be based on specified actual losses. If a trigger event occurs, as defined within the terms of an event-linked bond, the Portfolio may lose a portion or all of its accrued interest and/or principal invested in such event-linked bond. The Portfolio is entitled to receive principal and interest payments so long as no trigger event occurs of the description and magnitude specified by the instrument. In addition to the specified trigger events, event-linked bonds may expose the Portfolio to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

     The Portfolio's investments in ILS may include special purpose vehicles ("SPVs") or similar instruments structured to comprise a portion of a reinsurer's catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to specific risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties ("ILWs"). A traditional ILW takes the form of a bilateral reinsurance contract, but there are also products that take the form of derivatives, collateralized structures, or exchange-traded instruments.

     Structured reinsurance investments, including quota share instruments, collateralized reinsurance investments and ILWs, generally are subject to the same risks as event-linked bonds. In addition, where the instruments are based on the performance of underlying reinsurance contracts, the Portfolio has limited transparency into the individual underlying contracts, and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for the Adviser to fully evaluate the underlying risk profile of the Portfolio's structured reinsurance investments, and therefore the Portfolio's assets are placed at greater risk of loss than if the Adviser had more complete information. Structured reinsurance instruments generally will be considered illiquid securities by the Portfolio. These securities may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Portfolio is forced to sell an illiquid asset, the Portfolio may be forced to sell at a loss.

     Additionally, the Portfolio may gain exposure to ILS by investing in a closed-end interval fund, Pioneer ILS Interval Fund, an affiliate of the Adviser. The Portfolio's investment in Pioneer ILS Interval Fund at June 30, 2018 is listed on the Schedule of Investments.

G.   Futures Contracts

     The Portfolio may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Portfolio are traded on a futures exchange. Upon entering into a futures contract, the Portfolio is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. The amount of cash deposited with the broker as collateral at June 30, 2018, is recorded as "Futures collateral" on the Statement of Assets and Liabilities.

     Subsequent payments for futures contracts ("variation margin") are paid or received by the Portfolio, depending on the daily fluctuation in the value of the contracts, and are recorded by the Portfolio as unrealized appreciation or depreciation. Cash received from or paid to the broker related to previous margin movement is held in a segregated account at the broker and is recorded as either "Due from broker for futures" or "Due to broker for futures" on the Statement of Assets and Liabilities. When the contract is closed, the Portfolio realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. Futures contracts are subject to market risk, interest rate risk and currency exchange rate risk. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange's clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. The average market value of contracts open during the six months ended June 30, 2018 was $3,114,278.

     Open futures contracts outstanding at June 30, 2018 are listed in the Schedule of Investments.

H.   Repurchase Agreements

     Repurchase agreements are arrangements under which the Portfolio purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the Portfolio at a later date, and at a specific price, which is typically higher than the purchase price paid by the Portfolio. The securities purchased serve as the Portfolio's collateral for the obligation of the counterparty to repurchase the securities. The value of the collateral, including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian or a sub-custodian of the Portfolio. The Adviser is responsible for determining that the value of the collateral remains at least equal to the repurchase price. In the event of a default by the counterparty, the Portfolio is entitled to sell the

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/18 (UNAUDITED)                    (continued)
--------------------------------------------------------------------------------

     securities, but the Portfolio may not be able to sell them for the price at which they were purchased, thus causing a loss to the Portfolio. Additionally, if the counterparty becomes insolvent, there is some risk that the Portfolio will not have a right to the securities, or the immediate right to sell the securities. Open repurchase agreements as of June 30, 2018 are disclosed in the Portfolio's Schedule of Investments.

I.   Credit Default Swap Contracts

     A credit default swap is a contract between a buyer of protection and a seller of protection against a pre-defined credit event on an underlying reference obligation, which may be a single security or a basket or index of securities. The Portfolio may buy or sell credit default swap contracts to seek to increase the Portfolio's income, or to attempt to hedge the risk of default on portfolio securities. A credit default swap index is used to hedge risk or take a position on a basket of credit entities or indices.

     As a seller of protection, the Portfolio would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Portfolio. In return, the Portfolio would receive from the counterparty a periodic stream of payments during the term of the contract, provided that no event of default occurred. The maximum exposure of loss to the seller would be the notional value of the credit default swaps outstanding. If no default occurs, the Portfolio would keep the stream of payments and would have no payment obligation. The Portfolio may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Portfolio would function as the counterparty referenced above.

     As a buyer of protection, the Portfolio makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront payment made by the Portfolio, as the protection buyer, is recorded within the "Swap contracts, at value" line item on the Statement of Assets and Liabilities. Periodic payments received or paid by the Portfolio are recorded as realized gains or losses on the Statement of Operations.

     Credit default swap contracts are marked-to-market daily using valuations supplied by independent sources and the change in value, if any, is recorded within the "Swap contracts, at value" line item on the Statement of Assets and Liabilities. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses on the Statement of Operations.

     Credit default swap contracts involving the sale of protection may involve greater risks than if the Portfolio had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a protection buyer and no credit event occurs, it will lose its investment. If the Portfolio is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Portfolio, together with the periodic payments received, may be less than the amount the Portfolio pays to the protection buyer, resulting in a loss to the Portfolio.

     Certain swap contracts that are cleared through a central clearinghouse are referred to as centrally cleared swaps. All payments made or received by the Portfolio are pursuant to a centrally cleared swap contract with the central clearing party rather than the original counterparty. Upon entering into a centrally cleared swap contract, the Portfolio is required to make an initial margin deposit, either in cash or in securities. The daily change in value on open centrally cleared contracts is recorded as "Variation margin for centrally cleared swaps" on the Statement of Assets and Liabilities. Cash received from or paid to the broker related to previous margin movement is held in a segregated account at the broker and is recorded as either "Due from broker for swaps" or "Due to broker for swaps" on the Statement of Assets and Liabilities.

     The amount of cash deposited with a broker as collateral at June 30, 2018 is recorded as "Swaps collateral" on the Statement of Assets and Liabilities.

     Open credit default swap contracts at June 30, 2018 are listed in the Schedule of Investments. The average market value of credit default swap contracts open during the six months ended June 30, 2018 was $(108,197).

2. Management Agreement

The Adviser manages the Portfolio. Management fees are calculated daily at the annual rate of 0.40% of the Portfolio's average daily net assets. For the six months ended June 30, 2018, the effective management fee (excluding acquired fund fees and expenses) was equivalent to 0.37% (annualized) of the Portfolio's average daily net assets.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

The Adviser has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all Portfolio expenses other than extraordinary expenses, such as litigation, taxes, brokerage commissions and acquired fund fees and expenses) of the Portfolio to the extent required to reduce Portfolio expenses to 0.62% of the average daily net assets attributable to Class I shares. Class II shares expenses will be reduced only to the extent portfolio-wide expenses are reduced for Class I shares. Fees waived and expenses reimbursed during the six months ended June 30, 2018, if any, are reflected on the Statement of Operations. This expense limitation is in effect through May 1, 2019. There can be no assurance that the Adviser will extend the expense limitation agreement for a class of shares beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $7,276 in management fees, administrative costs and certain other reimbursements payable to the Adviser at June 30, 2018.

3. Transfer Agent

DST Asset Manager Solutions, Inc. serves as the transfer agent to the Portfolio at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Portfolio's omnibus relationship contracts.

4. Distribution Plan

The Portfolio has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class II shares. Pursuant to the Plan, the Portfolio pays the Distributor 0.25% of the average daily net assets attributable to Class II shares to compensate the Distributor for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by the Distributor in connection with the Portfolio's Class II shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $3,354 in distribution fees payable to the Distributor at June 30, 2018.

5. Assets and Liabilities Offsetting

The Portfolio has entered into an International Swaps and Derivatives Association, Inc. Master Agreement ("ISDA Master Agreement") or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs the trading of certain Over the Counter ("OTC") derivatives and typically contains, among other things, close-out and set-off provisions which apply upon the occurrence of an event of default and/or a termination event as defined under the relevant ISDA Master Agreement. The ISDA Master Agreement may also give a party the right to terminate all transactions traded under such agreement if, among other things, there is deterioration in the credit quality of the other party.

Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions under such agreement and to net amounts owed under each transaction to determine one net amount payable by one party to the other. The right to close out and net payments across all transactions under the ISDA Master Agreement could result in a reduction of the Portfolio's credit risk to its counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, the Portfolio's right to set off may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which each specific ISDA of each counterparty is subject.

The collateral requirements for derivatives transactions under an ISDA Master Agreement are governed by a credit support annex to the ISDA Master Agreement. Collateral requirements are generally determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to threshold (a "minimum transfer amount") before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Portfolio and/or counterparty is held in segregated accounts by the Portfolio's custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. Cash that has been segregated to cover the Portfolio's collateral obligations, if any, will be reported separately on the Statement of Assets and Liabilities as "Swaps collateral" and/or "Futures collateral". Securities pledged by the Portfolio as collateral, if any, are identified as such in the Schedule of Investments.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/18 (UNAUDITED)                    (continued)
--------------------------------------------------------------------------------

Financial instruments subject to an enforceable master netting agreement such as an ISDA Master Agreement have been offset on the Statement of Assets and Liabilities. The following charts show gross assets and liabilities of the Portfolio as of June 30, 2018.

--------------------------------------------------------------------------------------------------
                          Derivative
                        Assets Subject
                          to Master     Derivatives    Non-Cash                      Net Amount of
                           Netting       Available     Collateral   Cash Collateral   Derivative
Counterparty              Agreement      for Offset   Received (a)   Received (a)     Assets (b)
--------------------------------------------------------------------------------------------------
JPMorgan Chase Bank NA      $5,443          $ --          $ --           $ --           $5,443
--------------------------------------------------------------------------------------------------
 Total                      $5,443          $ --          $ --           $ --           $5,443
--------------------------------------------------------------------------------------------------

(a) The amount presented here may be less than the total amount of collateral received/pledged as the net amount of derivative assets and liabilities cannot be less than $0.

(b) Represents the net amount due from the counterparty in the event of default.

6. Additional Disclosures about Derivative Instruments and Hedging Activities

The Portfolio's use of derivatives may enhance or mitigate the Portfolio's exposure to the following risks:

Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange rate risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at June 30, 2018 was as follows:

-------------------------------------------------------------------------------------

Statement of Assets     Interest   Credit           Foreign        Equity   Commodity
and Liabilities        Rate Risk    Risk      Exchange Rate Risk    Risk      Risk
-------------------------------------------------------------------------------------
Liabilities
  Net unrealized
  depreciation on
  futures contracts    $  75,380   $      -            $ -          $ -        $ -
  Swap contracts,
   at value                    -     91,524              -            -          -
-------------------------------------------------------------------------------------
  Total Value          $  75,380    $91,524            $ -          $ -        $ -
-------------------------------------------------------------------------------------

54

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at June 30, 2018 was as follows:

------------------------------------------------------------------------------------------------------
Statement of               Interest      Credit           Foreign
Operations                Rate Risk       Risk       Exchange Rate Risk   Equity Risk   Commodity Risk
------------------------------------------------------------------------------------------------------
Net realized
gain (loss) on:
  Futures contracts       $ 536,968   $         -            $ -              $ -            $ -
  Swap contracts                  -       (22,310)             -                -              -
------------------------------------------------------------------------------------------------------
  Total Value             $ 536,968   $   (22,310)           $ -              $ -            $ -
------------------------------------------------------------------------------------------------------
Change in net
unrealized appreciation
(depreciation) on:
  Futures contracts       $(186,189)  $         -            $ -              $ -            $ -
  Swap contracts                  -        28,120              -                -              -
------------------------------------------------------------------------------------------------------
  Total Value             $(186,189)  $    28,120            $ -              $ -            $ -
------------------------------------------------------------------------------------------------------

7. Unfunded Loan Commitments

The Portfolio may enter into unfunded loan commitments. Unfunded loan commitments may be partially or wholly unfunded. During the contractual period, the Portfolio is obliged to provide funding to the borrower upon demand. A fee is earned by the Portfolio on the unfunded commitment and is recorded as interest income on the Statement of Operations.

As of June 30, 2018, the Portfolio had the following unfunded loan commitments outstanding:

------------------------------------------------------------------------------------------------------
                                                                                         Unrealized
                                                                                         Appreciation/
Loan                                           Principal        Cost         Value      (Depreciation)
------------------------------------------------------------------------------------------------------
Gentiva Health Services, Inc.                    $28,759       $28,472      $28,831         $ 359
GFL Environmental Inc.                            27,624        27,624       27,486          (138)
------------------------------------------------------------------------------------------------------
Total Value                                      $56,383       $56,096      $56,317         $ 221
------------------------------------------------------------------------------------------------------

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

Change in Independent Registered Public Accounting Firm

Prior to July 3, 2017 Pioneer Investment Management, Inc. (the "Adviser"), the Portfolio's investment adviser, was an indirect, wholly owned subsidiary of UniCredit S.p.A. ("UniCredit"). On that date, UniCredit completed the sale of its Pioneer Investments business, which includes the Adviser, to Amundi (the "Transaction"). As a result of the Transaction, the Adviser became an indirect, wholly owned subsidiary of Amundi. Amundi is controlled by Credit Agricole S.A. Amundi is headquartered in Paris, France, and, as of September 30, 2016, had more than $1.1 trillion in assets under management worldwide.

Deloitte & Touche LLP ("D&T"), the Portfolio's previous independent registered public accounting firm, informed the Audit Committee and the Board that it would no longer be independent with respect to the Portfolio upon the completion of the Transaction as a result of certain services being provided to Amundi and Credit Agricole, and, accordingly, that it intended to resign as the Portfolio's independent registered public accounting firm upon the completion of the Transaction. D&T's resignation was effective on July 3, 2017, when the Transaction was completed.

During the periods as to which D&T has served as the Portfolio's independent registered public accounting firm, including the Portfolio's two most recent fiscal years, D&T's reports on the Portfolio's financial statements have not contained an adverse opinion or disclaimer of opinion and have not been qualified or modified as to uncertainty, audit scope or accounting principles. Further, there have been no disagreements with D&T on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of D&T, would have caused D&T to make reference to the subject matter of the disagreement in connection with its report on the financial statements. In addition, there have been no reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

Effective immediately following the completion of the Transaction on July 3, 2017, the Board, acting upon the recommendation of the Audit Committee, engaged a new independent registered public accounting firm, Ernst & Young LLP ("EY"), for the Portfolio's fiscal year ended December 31, 2017.

Prior to its engagement, EY had advised the Portfolio's Audit Committee that EY had identified the following matters, in each case relating to services rendered by other member firms of Ernst & Young Global Limited, all of which are located outside the United States, to UniCredit and certain of its subsidiaries during the period commencing July 1, 2016, that it determined to be inconsistent with the auditor independence rules set forth by the Securities and Exchange Commission ("SEC"): (a) project management support services to UniCredit in the Czech Republic, Germany, Italy, Serbia and Slovenia in relation to twenty-two projects, that were determined to be inconsistent with Rule 2-01(c)(4)(vi) of Regulation S-X (management functions); (b) two engagements for UniCredit in Italy where fees were contingent/success based and that were determined to be inconsistent with Rule 2-01(c)(5) of Regulation S-X (contingent fees); (c) four engagements where legal and expert services were provided to UniCredit in the Czech Republic and Germany, and twenty engagements where the legal advisory services were provided to UniCredit in Austria, Czech Republic, Italy and Poland, that were determined to be inconsistent with Rule 2-01(c)(4)(ix) and (x) of Regulation S-X (legal and expert services); and (d) two engagements for UniCredit in Italy involving assistance in the sale of certain assets, that were determined to be inconsistent with Rule 2-01(c)(4)(viii) of Regulation S-X (broker-dealer, investment adviser or investment banking services). None of the foregoing services involved the Portfolio, any of the other funds in the Pioneer Family of Funds or any other Pioneer entity sold by UniCredit in the Transaction.

EY advised the Audit Committee that it had considered the matters described above and had concluded that such matters would not impair EY's ability to exercise objective and impartial judgment in connection with the audits of the financial statements of the Portfolio under the SEC and Public Company Accounting Oversight Board independence rules, and that a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion. Management and the Audit Committee considered these matters and discussed the matters with EY and, based upon EY's description of the matters and statements made by EY, Management and the Audit Committee believe that EY will be capable of exercising objective and impartial judgment in connection with the audits of the financial statements of the Portfolio, and Management further believes that a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion.

                          This page is for your notes.

                          This page is for your notes.
58

                          This page is for your notes.

                          This page is for your notes.

[LOGO]    Amundi Pioneer
          ==============
        ASSET MANAGEMENT

Pioneer Variable Contracts Trust

Officers                                             Trustees
Lisa M. Jones, President and                         Thomas J. Perna, Chairman
Chief Executive Officer                              David R. Bock
Mark E. Bradley, Treasurer and                       Benjamin M. Friedman
Chief Financial Officer                              Margaret B.W. Graham
Christopher J. Kelley, Secretary and                 Lisa M. Jones
Chief Legal Officer                                  Lorraine H. Monchak
                                                     Marguerite A. Piret
                                                     Fred J. Ricciardi
                                                     Kenneth J. Taubes

Investment Adviser and Administrator
Amundi Pioneer Asset Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Amundi Pioneer Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
DST Asset Manager Solutions, Inc.

[LOGO]    Amundi Pioneer
          ==============
        ASSET MANAGEMENT

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundipioneer.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

                                                                   19617-12-0818

                                                          [LOGO]  Amundi Pioneer
                                                                  ==============
                                                                ASSET MANAGEMENT


                                                PIONEER VARIABLE CONTRACTS TRUST

              Pioneer Real Estate Shares VCT Portfolio -- Class I and II Shares


                                                               SEMIANNUAL REPORT

                                                                   June 30, 2018


Please refer to your contract prospectus to determine the applicable share class offered under your contract.

                                                PIONEER VARIABLE CONTRACTS TRUST


Table of Contents
--------------------------------------------------------------------------------
Pioneer Real Estate VCT Portfolio

  Portfolio and Performance Update                                             2

  Comparing Ongoing Portfolio Expenses                                         3

  Portfolio Management Discussion                                              4

  Schedule of Investments                                                      7

  Financial Statements                                                         9

  Notes to Financial Statements                                               14

  Additional Information                                                      18

  Trustees, Officers and Service Providers                                    21

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

Pioneer Variable Contracts Trust files a complete schedule of investments for the Portfolio with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO UPDATE 6/30/18
--------------------------------------------------------------------------------

Sector Distribution
(As a percentage of total investments)*

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Specialized REIT                                                           21.3%
Industrial REIT                                                            12.9%
Retail REIT                                                                12.2%
Residential REIT                                                           10.9%
Hotel & Resort REIT                                                         9.0%
Health Care REIT                                                            8.2%
Office REIT                                                                 5.7%
Diversified REIT                                                            4.0%
Real Estate Operating Companies                                             3.4%
Hotels, Resorts & Cruise Lines                                              3.0%
Diversified Real Estate Activities                                          2.4%
Health Care Facilities                                                      1.9%
Real Estate Services                                                        1.4%
Construction & Engineering                                                  1.2%
Automobile Manufacturers                                                    0.8%
Home Furnishings                                                            0.7%
Environmental & Facilities Services                                         0.6%
Real Estate Development                                                     0.4%

5 Largest Holdings
(As a percentage of total investments)*

--------------------------------------------------------------------------------
 1.   Simon Property Group, Inc.                                           6.54%
--------------------------------------------------------------------------------
 2.   Prologis, Inc.                                                       5.66
--------------------------------------------------------------------------------
 3.   Equinix, Inc.                                                        4.36
--------------------------------------------------------------------------------
 4.   Host Hotels & Resorts, Inc.                                          4.13
--------------------------------------------------------------------------------
 5.   Extra Space Storage, Inc.                                            3.03
--------------------------------------------------------------------------------

* Excludes temporary cash investments and all derivative contracts except for options purchased. The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities listed.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/18
--------------------------------------------------------------------------------

Prices and Distributions

Net Asset Value per Share                         6/30/18            12/31/17
   Class I                                        $13.72              $15.40
   Class II                                       $13.75              $15.44

                                Net
Distributions per Share:        Investment        Short-Term       Long-Term
(1/1/18 - 6/30/18)              Income            Capital Gains    Capital Gains
   Class I                      $0.2000           $      -         $1.4535
   Class II                     $0.1800           $      -         $1.4535

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Class I and II shares of Pioneer Real Estate Shares VCT Portfolio at net asset value during the periods shown, compared to that of the Morgan Stanley Capital International (MSCI) U.S. REIT Index. Portfolio returns are based on net asset value and do not reflect applicable insurance fees and surrender charges.

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

              Pioneer Real      Pioneer Real
              Estate            Estate
              Shares VCT        Shares VCT
              Portfolio,        Portfolio,      MSCI U.S.
              Class I           Class II        REIT Index
6/08          $10,000           $10,000         $10,000
6/09          $ 5,735           $ 5,732         $ 5,626
6/10          $ 8,957           $ 8,937         $ 8,734
6/11          $11,900           $11,851         $11,711
6/12          $13,453           $13,366         $13,256
6/13          $14,560           $14,436         $14,453
6/14          $16,471           $16,286         $16,386
6/15          $17,330           $17,102         $17,031
6/16          $21,224           $20,882         $21,135
6/17          $20,656           $20,287         $20,750
6/18          $21,085           $20,639         $21,491

The MSCI U.S. REIT Index is an unmanaged, widely used index comprising a broad representation of the most actively traded real estate trusts, and is designed to be a measure of real estate equity performance. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of June 30, 2018)

--------------------------------------------------------------------------------
                                                                   MSCI U.S.
                                Class I           Class II         REIT Index
--------------------------------------------------------------------------------
10 Years                         7.75%             7.52%              7.95%
5 Years                          7.69%             7.41%              8.26%
1 Year                           2.08%             1.74%              3.57%

All total returns shown assume reinvestment of distributions at net asset value.

The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Effective January 1, 2018, Amundi Pioneer became directly responsible for portfolio management of the Portfolio. The performance shown for periods prior to January 1, 2018, reflects the investment strategies employed during those periods.

Call 800-688-9915 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
COMPARING ON GOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds offered through your variable annuity contract. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.   Divide your account value by $1,000
     Example: an $8,600 account value (divided by) $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Real Estate Shares VCT Portfolio

Based on actual returns from January 1, 2018 through June 30, 2018.

     Share Class                                     I                   II
     ---------------------------------------------------------------------------
     Beginning Account Value on 1/1/18            $1,000.00            $1,000.00
     Ending Account Value on 6/30/18              $  999.90            $  997.80
     Expenses Paid During Period*                 $    7.04            $    8.27

* Expenses are equal to the Portfolio's annualized net expense ratio of 1.42% and 1.67% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Real Estate Shares VCT Portfolio

Based on a hypothetical 5% per year return before expenses, reflecting the period from January 1, 2018 through June 30, 2018.

     Share Class                                     I                   II
     ---------------------------------------------------------------------------
     Beginning Account Value on 1/1/18            $1,000.00            $1,000.00
     Ending Account Value on 6/30/18              $1,017.75            $1,016.51
     Expenses Paid During Period*                 $    7.10            $    8.35

* Expenses are equal to the Portfolio's annualized net expense ratio of 1.42% and 1.67% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/18
--------------------------------------------------------------------------------

Call 800-688-9915 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

In the following interview, Raymond Haddad discusses the market environment for real estate investment trusts (REITs) and other real estate-related investments, and the factors that influenced the performance of the Pioneer Real Estate Shares VCT Portfolio during the six-month period ended June 30, 2018. Mr. Haddad, a vice president and portfolio manager at Amundi Pioneer Asset Management, Inc. ("Amundi Pioneer"), is responsible for the day-to-day management of the Portfolio*.

Q: How did the Portfolio perform during the six-month period ended June 30, 2018?

A: Pioneer Real Estate Shares VCT Portfolio's Class I shares returned -0.01% at net asset value during the six-month period ended June 30, 2018, and Class II shares returned -0.22%, while the Portfolio's benchmark, the Morgan Stanley Capital International (MSCI) U.S. REIT Index (the MSCI Index)(1), returned 1.19%.

Q: How would you describe the market environment for REIT investors during the six-month period ended June 30, 2018?

A: The real estate sector's relatively flat performance over the period belies the heightened volatility that characterized the six months. Initially, the market started off on a positive note due to optimism about the prospect of higher economic growth driven by the passage of a large tax reform bill in the U.S. in December 2017. However, in February and early March, investor sentiment soured in response to fears about more protectionist U.S. trade policies, central-bank policy, and the improper use of data by a leading social media company. REITs lagged other equities during the first quarter of 2018 in anticipation of the Federal Reserve's (the Fed's) hike in short-term interest rates in March, coupled with a rise in long-term rates, factors which weighed on the sector.

     During the second quarter, better-than-expected corporate earnings and jobs data generated optimism about the prospects for the U.S. economy, which helped to ease concerns about global economic growth. The real estate sector rallied and recovered much of the ground it had lost against the overall equity market in the first quarter -- led by higher-risk, lower-quality investments that had underperformed in the first half of the six-month period.

     Given continued improvement in U.S. economic data, the Fed announced another increase in short-term interest rates in June 2018, just prior to period-end.

* Amundi Pioneer assumed direct responsibility for the day-to-day management of the Portfolio effective January 1, 2018. Prior to January 1, 2018, day-to-day management of the Portfolio was the responsibility of AEW Capital Management, L.P.

(1) The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an "as is" basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the "MSCI Parties") expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages.

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST

Q: What was your investment approach in that environment during the six-month period ended June 30, 2018?

A: Our team began managing the Portfolio in January 2018. At that time, we began repositioning the Portfolio. When it comes to portfolio construction, we think more broadly. We are mindful of sub-sector weightings and individual holdings within the benchmark, but since we are active managers, we are less concerned with matching or staying close to the MSCI Index's profile. Over- or underweighting REIT sub-sectors is a byproduct of our investment selection process, in which we employ a value-oriented strategy aimed at identifying securities that we believe are underpriced relative to their peers.

     During the reporting period, we also increased the Portfolio's diversification* by including shares of real estate-related companies that we believe would be less sensitive to rising interest rates. Unlike REITs, which are required to distribute at least 90% of taxable income annually, we believe the new real estate-related holdings offer an attractive combination of long-term growth of capital and current income that may help buffer the Portfolio's performance in a rising-rate market.

Q: Which of your investment strategies or individual investments detracted from the Portfolio's benchmark-relative performance during the six-month period ended June 30, 2018?

A: The Portfolio's underperformance relative to the MSCI Index during the six-month period was due to an underweight position in strip malls. After selling off sharply in the early months of the reporting period, lower-quality strip malls returned to favor in the spring and helped lead the overall recovery in real estate investments. In our view, strip malls are overbuilt, and many are facing closure. We believe there are better investment opportunities to be found outside that sub-sector.

     Among individual REITs held in the Portfolio, the top detractors from benchmark-relative performance included an underweight position in the outperforming Public Storage, and an overweight position in the underperforming Boston Properties (office) and Simon Property Group (regional malls). The Portfolio was significantly underweight to Public Storage after the first quarter of 2018, given its continued underperformance relative to its competitors with regard to top-line and net operating income. That said, we do like the self-storage sub-sector, which continued to rally in response to increased demand from an aging population seeking to downsize from larger homes. As such, the Portfolio held other self-storage companies that performed well during the six-month period, including CubeSmart and Extra Space Storage.

     Boston Properties struggled during the period as concerns about the supply/demand picture in New York City became more challenging. In addition, worries persisted about capital-expenditure needs within the sub-sector as well as the office REIT cycle entering the latter stages of its recovery. Simon Property Group is a high-quality operator of regional malls, in our opinion, but the sub-sector generally lagged the market over the period on concerns that sales at traditional "brick and mortar" retail stores are being eclipsed by e-Commerce.

*    Diversification does not assure a profit nor protect against loss.

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/18                              (continued)
--------------------------------------------------------------------------------

A Word About Risk:

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

The Portfolio invests in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.

The Portfolio invests in a limited number of securities and, as a result, the Portfolio's performance may be more volatile than the performance of other portfolios holding more securities.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

When interest rates rise, the prices of fixed-income securities in the Portfolio will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Portfolio will generally rise.

At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Q: Which of your investment strategies or individual investments contributed positively to Portfolio's benchmark-relative performance during the six-month period ended June 30, 2018?

A: Among individual holdings, the top contributors to the Portfolio's benchmark-relative performance during the period included overweight positions in the outperforming Chesapeake Lodging, Host Hotels, and Ryman Hospitality Properties. Chesapeake and Host have been benefiting from increased travel, a byproduct of better economic growth. Ryman has a different business model compared with other lodging REITs. The company's flagship properties are in Nashville, and it has continued to experience strong group/corporate demand, while also benefiting from limited supply growth from competitors.

     Demand for industrial space was strong during the reporting period, supported by improving economic growth and the continued expansion in e-Commerce as well as the demand for warehouses. Within industrials, the Portfolio's investment in DCT Industrial rallied in response to an announcement by Prologis, which is another Portfolio holding, that it was acquiring DCT.

Q: Did you invest in any derivative securities during the six-month period ended June 30, 2018?

A:   No, the Portfolio held no derivative investments during the period.

Q: What is your outlook for real estate-related investments as we enter the second half of 2018, and how is the Portfolio positioned as of June 30, 2018?

A: Despite the potential for increased stock market volatility and higher interest rates, we remain cautiously optimistic about the absolute and relative return potential for the real estate market. Generally solid business fundamentals, relatively low interest rates, modest inflation, the recent U.S. tax legislation, and the possibility of an acceleration in corporate mergers-and-acquisitions activity remain supportive of the real estate sector for the foreseeable future, in our view.

     Based upon property market fundamentals and relative valuations within the real estate sector, at period-end, the Portfolio continued to hold its largest overweights versus the MSCI Index in the industrials (warehouses), hotels, and specialized (storage/data centers) sectors. The Portfolio's largest underweights remained in retail - especially strip malls, which we believe are secularly challenged - and the office sector, due to supply/demand issues in New York City and a general increase in capital-expenditure needs.

Please refer to the Schedule of Investments on pages 7 - 8 for a full listing of Portfolio securities.

Past performance is no guarantee of future results.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of opinion as of the date of this report.

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/18 (UNAUDITED)
--------------------------------------------------------------------------------

Shares                                                                     Value
             UNAFFILIATED ISSUERS - 98.2%
             COMMON STOCKS - 97.6%
             of Net Assets
             AUTOMOBILES &
             COMPONENTS - 0.8%
             Automobile Manufacturers - 0.8%
  2,354      Thor Industries, Inc.                                 $     229,256
                                                                   -------------
             Total Automobiles & Components                        $     229,256
                                                                   -------------
             CAPITAL GOODS - 0.6%
             Construction & Engineering - 0.6%
  3,839      Comfort Systems USA, Inc.                             $     175,826
                                                                   -------------
             Total Capital Goods                                   $     175,826
                                                                   -------------
             COMMERCIAL & PROFESSIONAL
             SERVICES - 0.6%
             Environmental & Facilities
             Services - 0.6%
  2,191      Waste Connections, Inc.                               $     164,939
                                                                   -------------
             Total Commercial &
             Professional Services                                 $     164,939
                                                                   -------------
             CONSUMER DURABLES &
             APPAREL - 0.7%
             Home Furnishings - 0.7%
    898(a)   Mohawk Industries, Inc.                               $     192,414
                                                                   -------------
             Total Consumer
             Durables & Apparel                                    $     192,414
                                                                   -------------
             CONSUMER SERVICES - 2.9%
             Hotels, Resorts &
             Cruise Lines - 2.9%
 17,000      Extended Stay America, Inc.                           $     367,370
 16,212      Park Hotels & Resorts, Inc.                                 496,573
                                                                   -------------
             Total Consumer Services                               $     863,943
                                                                   -------------
             HEALTH CARE EQUIPMENT &
             SERVICES - 1.8%
             Health Care Facilities - 1.8%
  5,851      Encompass Health Corp.                                $     396,230
  7,845(a)   Select Medical Holdings Corp.                               142,387
                                                                   -------------
             Total Health Care
             Equipment & Services                                  $     538,617
                                                                   -------------
             REAL ESTATE - 90.2%
             Diversified Real Estate
             Activities - 2.4%
  5,881      Alexander & Baldwin, Inc.                             $     138,204
 13,913      LendLease Group                                             203,832
 49,000      New World Development Co., Ltd.                              68,951
  2,670      RMR Group, Inc., Class A                                    209,461
  2,000      Sumitomo Realty & Development Co., Ltd.                      73,759
                                                                   -------------
                                                                   $     694,207
                                                                   -------------
             Diversified REIT - 3.9%
  9,696      Gladstone Commercial Corp.                            $     186,357
  8,985      Global Net Lease, Inc.                                      183,564
 39,945      LondonMetric Property PLC                                    97,472
  1,946      PS Business Parks, Inc.                                     250,061
  7,046      STORE Capital Corp.                                         193,060
 33,721      VEREIT, Inc.                                                250,884
                                                                   -------------
                                                                   $   1,161,398
                                                                   -------------
             Health Care REIT - 8.1%
 20,327      Omega Healthcare Investors, Inc.                      $     630,137
  9,157      Sabra Health Care Real Estate
             Investment Trust, Inc.                                      198,982
 13,052      Senior Housing Properties Trust                             236,111
 10,631      Ventas, Inc.                                                605,435
 11,286      Welltower, Inc.                                             707,519
                                                                   -------------
                                                                   $   2,378,184
                                                                   -------------
             Hotel & Resort REIT - 8.9%
 19,016      Braemar Hotels & Resorts, Inc.                        $     217,163
 10,940      Chesapeake Lodging Trust                                    346,142
  8,114      Hersha Hospitality Trust, Class A                           174,045
 56,633      Host Hotels & Resorts, Inc.                               1,193,257
 10,409      RLJ Lodging Trust                                           229,519
  5,500      Ryman Hospitality Properties, Inc.                          457,325
                                                                   -------------
                                                                   $   2,617,451
                                                                   -------------
             Industrial REIT - 12.6%
  7,235      Americold Realty Trust                                $     159,315
  8,881      Duke Realty Corp.                                           257,815
  4,296      EastGroup Properties, Inc.                                  410,526
 12,359      First Industrial Realty Trust, Inc.                         412,049
  6,588      Granite Real Estate Investment Trust                        268,661
 24,899      Prologis, Inc.                                            1,635,615
 10,813      Rexford Industrial Realty, Inc.                             339,420
  6,388      Terreno Realty Corp.                                        240,636
                                                                   -------------
                                                                   $   3,724,037
                                                                   -------------
             Office REIT - 5.6%
  4,025      Alexandria Real Estate Equities, Inc.                 $     507,834
  3,866      Columbia Property Trust, Inc.                                87,797
  4,051(a)   Equity Commonwealth                                         127,606
  7,716      JBG SMITH Properties                                        281,403
  4,638      Kilroy Realty Corp.                                         350,818
 11,765      Tier Real Estate Investment Trust, Inc.                     279,772
                                                                   -------------
                                                                   $   1,635,230
                                                                   -------------

             Real Estate Development - 0.4%
  5,373(a)   Forestar Group, Inc.                                  $     111,490
                                                                   -------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/18 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

Shares                                                                     Value
             Real Estate Operating
             Companies - 3.4%
  3,741      Deutsche Wohnen SE                                    $     180,711
  8,925      Grand City Properties SA                                    231,601
 47,200      Swire Properties, Ltd.                                      174,468
  1,992      Swiss Prime Site AG                                         183,164
  4,710      Vonovia SE                                                  224,002
                                                                   -------------
                                                                   $     993,946
                                                                   -------------
             Real Estate Services - 1.3%
 10,132(a)   Marcus & Millichap, Inc.                              $     395,249
                                                                   -------------
             Residential REIT - 10.7%
  4,344      AvalonBay Communities, Inc.                           $     746,690
  3,175      Camden Property Trust                                       289,338
  7,217      Equity LifeStyle Properties, Inc.                           663,243
  5,438      Equity Residential                                          346,346
  9,625      NexPoint Residential Trust, Inc.                            273,831
 15,575      Preferred Apartment
             Communities, Inc., Class A                                  264,619
  5,756      Sun Communities, Inc.                                       563,397
                                                                   -------------
                                                                   $   3,147,464
                                                                   -------------
             Retail REIT - 12.0%
  8,455      Agree Realty Corp.                                    $     446,170
 11,234      British Land Co. Plc                                         99,604
  1,688      Federal Realty Investment Trust                             213,616
  3,391      Getty Realty Corp.                                           95,525
 19,805      Kimco Realty Corp.                                          336,487
 11,103      Simon Property Group, Inc.                                1,889,620
 26,885      Spirit Realty Capital, Inc.                                 215,887
 27,729      Washington Prime Group, Inc.                                224,882
                                                                   -------------
                                                                   $   3,521,791
                                                                   -------------
             Specialized REIT - 20.9%
  1,377      Crown Castle International Corp.                      $     148,468
 23,583      CubeSmart                                                   759,844
  5,633      Digital Realty Trust, Inc.                                  628,530
  2,929      Equinix, Inc.                                             1,259,148
  8,775      Extra Space Storage, Inc.                                   875,833
 10,589      Gaming & Leisure Properties, Inc.                           379,086
  7,684      GEO Group, Inc.                                             211,617
 12,772      Gladstone Land Corp.                                        161,821
  2,336      Life Storage, Inc.                                          227,316
  7,974      National Storage Affiliates Trust                           245,759
  1,370      Public Storage                                              310,798
 10,497      Rayonier, Inc.                                              406,129
    963(a)   SBA Communications Corp., Class A                           159,011
 10,878      Weyerhaeuser Co.                                            396,612
                                                                   -------------
                                                                   $   6,169,972
                                                                   -------------
             Total Real Estate                                     $  26,550,419
                                                                   -------------
             TOTAL COMMON STOCKS
             (Cost $21,458,478)                                    $  28,715,414
                                                                   -------------

--------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                    Value
--------------------------------------------------------------------------------
             EQUITY LINKED NOTE - 0.6%
             of Net Assets
176,000      MasTec, Inc., 13.5%, 8/6/18                           $     188,600
                                                                   -------------
             TOTAL EQUITY LINKED NOTE
             (Cost $176,000)                                       $     188,600
                                                                   -------------
             TOTAL INVESTMENTS IN
             UNAFFILIATED ISSUERS - 98.2%
             (Cost $21,634,478)                                    $  28,904,014
                                                                   -------------
             OTHER ASSETS AND
             LIABILITIES - 1.8%                                    $     544,117
                                                                   -------------
             NET ASSETS - 100.0%                                   $  29,448,131
                                                                   =============

REIT Real Estate Investment Trust.

(a)  Non-income producing security.

Purchases and sales of securities (excluding temporary cash investments) for the six months ended June 30, 2018 aggregated $33,005,772 and $34,446,442, respectively.

The Portfolio is permitted to engage in purchase and sale transactions ("cross trades") with certain funds and accounts for which Amundi Pioneer Asset Management, Inc. (the "Adviser"), serves as the investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the six months ended June 30, 2018, the Portfolio did not engage in cross trade activity.

At June 30, 2018, the net unrealized appreciation on investments based on cost for federal tax purposes of $21,913,426 was as follows:

     Aggregate gross unrealized appreciation for all investments
       in which there is an excess of value over tax cost            $ 7,407,691

     Aggregate gross unrealized depreciation for all investments
       in which there is an excess of tax cost over value               (417,103)
                                                                     -----------
     Net unrealized appreciation                                     $ 6,990,588
                                                                     ===========

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels below.

Level 1 - quoted prices in active markets for identical securities.

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements -- Note 1A.

Level 3 - significant unobservable inputs (including the Portfolio's own assumptions in determining fair value of investments). See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of June 30, 2018, in valuing the Portfolio's investments.

                           Level 1       Level 2       Level 3       Total
Common Stocks           $28,715,414      $    --       $    --       $28,715,414
Equity Linked Note          188,600           --            --           188,600
                        -----------      -------       -------       -----------
  Total Investments
    in Securities       $28,904,014      $    --       $    --       $28,904,014
                        ===========      =======       =======       ===========

During the six months ended June 30, 2018, there were no transfers between Levels 1, 2 and 3.

   The accompanying notes are an integral part of these financial statements.

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 6/30/18 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS:
  Investments in unaffiliated issuers, at value (cost $21,634,478)   $28,904,014
  Cash                                                                   446,282
  Receivables --
     Investment securities sold                                          102,230
     Portfolio shares sold                                                   804
     Dividends                                                           131,272
     Interest                                                              1,584
                                                                     -----------
         Total assets                                                $29,586,186
                                                                     -----------

LIABILITIES:
   Payables --
     Investment securities purchased                                 $    73,573
     Portfolio shares repurchased                                         15,196
     Distributions                                                           103
     Trustees' fees                                                           30
     Professional fees                                                    19,667
     Shareowner communications expense                                     3,675
     Printing expense                                                     14,196
     Custodian fees                                                        3,976
   Due to affiliates                                                       3,115
   Accrued expenses                                                        4,524
                                                                     -----------
         Total liabilities                                           $   138,055
                                                                     -----------

NET ASSETS:
  Paid-in capital                                                    $14,740,936
  Undistributed net investment income                                     10,500
  Accumulated net realized gain on investments                         7,427,110
  Net unrealized appreciation on investments                           7,269,585
                                                                     -----------
        Net assets                                                   $29,448,131
                                                                     -----------

NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
   Class I (based on $7,244,414/528,075 shares)                      $     13.72
                                                                     ===========
   Class II (based on $22,203,717/1,614,551 shares)                  $     13.75
                                                                     ===========

   The accompanying notes are an integral part of these financial statements.

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (UNAUDITED)
--------------------------------------------------------------------------------
For the Six Months Ended 6/30/18

INVESTMENT INCOME:
  Dividends from unaffiliated issuers (net of foreign taxes withheld $4,300)    $   558,885
  Interest from unaffiliated issuers                                                 43,950
                                                                                -----------
     Total investment income                                                                  $   602,835
                                                                                              -----------
EXPENSES:
  Management fees                                                               $   114,643
  Administrative expense                                                             24,439
  Distribution fees
     Class II                                                                        27,069
  Custodian fees                                                                     13,599
  Professional fees                                                                  27,050
  Printing expense                                                                   15,969
  Trustees' fees                                                                      3,545
  Miscellaneous                                                                       4,529
                                                                                -----------
       Total expenses                                                                         $   230,843
                                                                                              -----------
          Net investment income                                                               $   371,992
                                                                                              -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on:
    Investments in unaffiliated issuers                                         $ 7,711,966
    Other assets and liabilities denominated in foreign currencies                   (5,749)  $ 7,706,217
                                                                                -----------   -----------
  Change in net unrealized appreciation (depreciation) on:
    Investments in unaffiliated issuers                                         $(8,221,425)
    Other assets and liabilities denominated in foreign currencies                       49   $(8,221,376)
                                                                                ------------  ------------
  Net realized and unrealized gain (loss) on investments                                      $  (515,159)
                                                                                              ------------
  Net decrease in net assets resulting from operations                                        $  (143,167)
                                                                                              ============

   The accompanying notes are an integral part of these financial statements.

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                         Six Months
                                                                                            Ended
                                                                                           6/30/18       Year Ended
                                                                                         (unaudited)      12/31/17
FROM OPERATIONS:
Net investment income (loss)                                                             $    371,992   $    487,235
Net realized gain (loss) on investments                                                     7,706,217      3,154,761
Change in net unrealized appreciation (depreciation) on investments                        (8,221,376)    (2,562,070)
                                                                                         ------------   ------------
      Net increase (decrease) in net assets resulting from operations                    $   (143,167)  $  1,079,926
                                                                                         ------------   ------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
      Class I ($0.20 and $0.26 per share, respectively)                                  $    (95,659)  $   (135,453)
      Class II ($0.18 and $0.22 per share, respectively)                                     (265,833)      (351,782)
Net realized gain:
      Class I ($1.45 and $1.25 per share, respectively)                                      (688,946)      (634,988)
      Class II ($1.45 and $1.25 per share, respectively)                                   (2,115,792)    (1,944,114)
                                                                                         ------------   ------------
          Total distributions to shareowners                                             $ (3,166,230)  $ (3,066,337)
                                                                                         ------------   ------------
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sales of shares                                                        $    907,749   $  1,457,259
Reinvestment of distributions                                                               3,166,230      3,066,233
Cost of shares repurchased                                                                 (2,732,366)    (8,230,032)
                                                                                         ------------   ------------
      Net increase (decrease) in net assets resulting from Portfolio share transactions  $  1,341,613   $ (3,706,540)
                                                                                         ------------   ------------
      Net decrease in net assets                                                         $ (1,967,784)  $ (5,692,951)
NET ASSETS:
Beginning of period                                                                      $ 31,415,915   $ 37,108,866
                                                                                         ------------   ------------
End of period                                                                            $ 29,448,131   $ 31,415,915
                                                                                         ------------   ------------
Undistributed net investment income                                                      $     10,500   $         --
                                                                                         ============   ============

                                                    Six Months        Six Months
                                                       Ended             Ended
                                                      6/30/18           6/30/18           Year Ended     Year Ended
                                                       Shares           Amount             12/31/17       12/31/17
                                                    (unaudited)       (unaudited)           Shares         Amount
CLASS I
Shares sold                                             5,219        $    74,578           10,764       $    167,942
Reinvestment of distributions                          57,676            784,605           50,060            770,441
Less shares repurchased                               (42,773)          (616,852)        (102,087)        (1,617,132)
                                                     --------        -----------         --------       ------------
      Net increase (decrease)                          20,122        $   242,331          (41,263)      $   (678,749)
                                                     ========        ===========         ========       ============
CLASS II
Shares sold                                            57,114        $   833,171           81,384       $  1,289,317
Reinvestment of distributions                         174,715          2,381,625          148,821          2,295,792
Less shares repurchased                              (145,730)        (2,115,514)        (415,697)        (6,612,900)
                                                     --------        -----------         --------       ------------
      Net increase (decrease)                          86,099        $ 1,099,282         (185,492)      $ (3,027,791)
                                                     ========        ===========         ========       ============

   The accompanying notes are an integral part of these financial statements.

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                            Six Months
                                                               Ended
                                                              6/30/18      Year Ended  Year Ended Year Ended  Year Ended  Year Ended
                                                            (unaudited)     12/31/17    12/31/16*  12/31/15*   12/31/14*   12/31/13
Class I
Net asset value, beginning of period                          $ 15.40       $ 16.37     $ 19.53     $ 21.57     $ 18.77     $ 19.93
                                                              -------       -------     -------     -------     -------     -------
Increase (decrease) from investment operations:
    Net investment income (loss)                              $  0.20(a)    $  0.26(a)  $  0.26(a)  $  0.29(a)  $  0.10     $  0.28
    Net realized and unrealized gain (loss) on investments      (0.23)         0.28        0.95        0.56        5.37        0.06
                                                              -------       -------     -------     -------     -------     -------
       Net increase (decrease) from investment operations     $ (0.03)      $  0.54     $  1.21     $  0.85     $  5.47     $  0.34
                                                              -------       -------     -------     -------     -------     -------
Distributions to shareowners:
    Net investment income                                     $ (0.20)      $ (0.26)    $ (0.27)    $ (0.29)    $ (0.32)    $ (0.29)
    Net realized gain                                           (1.45)        (1.25)      (4.10)      (2.60)      (2.35)      (1.21)
                                                              -------       -------     -------     -------     -------     -------
Total distributions                                           $ (1.65)      $ (1.51)    $ (4.37)    $ (2.89)    $ (2.67)    $ (1.50)
                                                              -------       -------     -------     -------     -------     -------
Net increase (decrease) in net asset value                    $ (1.68)      $ (0.97)    $ (3.16)    $ (2.04)    $  2.80     $ (1.16)
                                                              -------       -------     -------     -------     -------     -------
Net asset value, end of period                                $ 13.72       $ 15.40     $ 16.37     $ 19.53     $ 21.57     $ 18.77
                                                              =======       =======     =======     =======     =======     =======
Total return (b)                                                (0.01)%(c)     3.50%       6.05%       4.79%      30.87%       1.75%
Ratio of net expenses to average net assets (d)                  1.42%(e)      1.12%       1.06%       1.03%       1.02%       1.03%
Ratio of net investment income (loss) to average net assets      2.78%(e)      1.63%       1.42%       1.45%       1.51%       1.38%
Portfolio turnover rate                                           117%(c)         8%          9%         17%         13%         13%
Net assets, end of period (in thousands)                      $ 7,244       $ 7,824     $ 8,993     $10,215     $10,684     $ 9,383

* The Portfolio was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the periods presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(c)   Not annualized.

(d)   Includes interest expense of 0.00%, 0.00%, 0.00%, 0.00%, 0.00+% and 0.00%, respectively.

(e)   Annualized.

+     Amount rounds to less than 0.01%.

NOTE: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

   The accompanying notes are an integral part of these financial statements.

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST


                                                            Six Months
                                                              Ended
                                                             6/30/18       Year Ended  Year Ended Year Ended  Year Ended  Year Ended
                                                           (unaudited)      12/31/17    12/31/16*  12/31/15*   12/31/14*   12/31/13
Class II
Net asset value, beginning of period                         $ 15.44        $ 16.40     $ 19.55     $ 21.60      $ 18.79    $ 19.93
                                                             -------        -------     -------     -------      -------    -------
Increase (decrease) from investment operations:
    Net investment income (loss)                             $  0.18(a)     $  0.22(a)  $  0.21(a)  $  0.24(a)   $  0.06    $  0.22
    Net realized and unrealized gain (loss) on investments     (0.24)          0.29        0.96        0.56         5.37       0.07
                                                             -------        -------     -------     -------      -------    -------
       Net increase (decrease) from investment operations    $ (0.06)       $  0.51     $  1.17     $  0.80      $  5.43    $  0.29
                                                             -------        -------     -------     -------      -------    -------
Distributions to shareowners:
    Net investment income                                    $ (0.18)       $ (0.22)    $ (0.22)    $ (0.25)     $ (0.27)   $ (0.22)
    Net realized gain                                          (1.45)         (1.25)      (4.10)      (2.60)       (2.35)     (1.21)
                                                             -------        -------     -------     -------      -------    -------
Total distributions                                          $ (1.63)       $ (1.47)    $ (4.32)    $ (2.85)     $ (2.62)   $ (1.43)
                                                             -------        -------     -------     -------      -------    -------
Net increase (decrease) in net asset value                   $ (1.69)       $ (0.96)    $ (3.15)    $ (2.05)     $  2.81    $ (1.14)
                                                             -------        -------     -------     -------      -------    -------
Net asset value, end of period                               $ 13.75        $ 15.44     $ 16.40     $ 19.55      $ 21.60    $ 18.79
                                                             =======        =======     =======     =======      =======    =======
Total return (b)                                               (0.22)%(c)      3.30%       5.82%       4.52%       30.56%      1.54%
Ratio of net expenses to average net assets (d)                 1.67%(e)       1.37%       1.31%       1.27%        1.26%      1.27%
Ratio of net investment income (loss) to average net assets     2.54%(e)       1.37%       1.18%       1.18%        1.28%      1.12%
Portfolio turnover rate                                          117%(c)          8%          9%         17%          13%        13%
Net assets, end of period (in thousands)                     $22,204        $23,592     $28,116     $31,792      $37,169    $32,663


* The Portfolio was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the periods presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(c)   Not annualized.

(d)   Includes interest expense of 0.00%, 0.00%, 0.00%, 0.00%, 0.00+% and 0.00%, respectively.

(e)   Annualized.

+     Amount rounds to less than 0.01%.

NOTE: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

   The accompanying notes are an integral part of these financial statements.

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/18 (UNAUDITED)
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer Real Estate Shares VCT Portfolio (the "Portfolio") is one of 8 portfolios comprising Pioneer Variable Contracts Trust (the "Trust"), a Delaware statutory trust. The Portfolio is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Portfolio is to pursue long-term capital growth, with current income as a secondary objective.

The Portfolio offers two classes of shares designated as Class I and Class II shares. Each class of shares represents an interest in the same schedule of investments of the Portfolio and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Portfolio gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of a class of the Portfolio is entitled to one vote. Under dollar-weighted voting, a shareowner's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class I shares.

Portfolio shares may be purchased only by insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.

On July 3, 2017, Amundi acquired Pioneer Investments, a group of asset management companies located throughout the world. Amundi, one of the world's largest asset managers, is headquartered in Paris, France. As a result of the transaction, Pioneer Investment Management, Inc., the Portfolio's investment adviser, became an indirect wholly owned subsidiary of Amundi and Amundi's wholly owned subsidiary, Amundi USA, Inc. Prior to July 3, 2017, Pioneer Investments was owned by Pioneer Global Asset Management S.p.A., a wholly owned subsidiary of UniCredit S.p.A.

In connection with the transaction, the names of the Portfolio's investment adviser and principal underwriter changed. Effective July 3, 2017, the name of Pioneer Investment Management, Inc. changed to Amundi Pioneer Asset Management, Inc. (the "Adviser") and the name of Pioneer Funds Distributor, Inc. changed to Amundi Pioneer Distributor, Inc. (the "Distributor").

In October 2016, the Securities and Exchange Commission ("SEC") released its Final Rule on Investment Company Reporting Modernization. In addition to introducing two new regulatory reporting forms (Form N-PORT and Form N-CEN), the Final Rule amends Regulation S-X, which impacts financial statement presentation, particularly related to the presentation of derivative investments. The Portfolio's financial statements were prepared in compliance with the amendments to Regulation S-X.

The Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles ("U.S. GAAP") that require the management of the Portfolio to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The Portfolio is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements:

A.   Security Valuation

     The net asset value of the Portfolio is computed once daily, on each day the New York Stock Exchange ("NYSE") is open, as of the close of regular trading on the NYSE.

     Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

     Securities for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST

     available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Portfolio's Board of Trustees. The Adviser's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

     Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Portfolio may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Portfolio's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Portfolio's securities may differ significantly from exchange prices and such differences could be material.

     At June 30, 2018, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry pricing model).

B.   Investment Income and Transactions

     Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence.

     Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.

     Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-inkind) income upon receipt and is included in interest and dividend income, respectively.

     Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.   Foreign Currency Translation

     The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

     Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.

D.   Federal Income Taxes

     It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of December 31, 2017, the Portfolio did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

     A portion of the dividend income recorded by the Portfolio is from distributions by publicly traded Real Estate Investment Trusts ("REITs"), and such distributions for tax purposes may also consist of capital gains and return of capital. The actual return of capital and capital gains portions of such distributions will be determined by formal notifications from the REITs subsequent to the calendar year-end. Distributions received from the REITs that are determined to be a return of capital are recorded by the Portfolio as a reduction of the cost basis of the securities held and those determined to be capital gain are reflected as such on the Statement of Operations.

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/18 (UNAUDITED)                    (continued)
--------------------------------------------------------------------------------

     The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

     The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended December 31, 2017, was as follows:

     ---------------------------------------------------------------------------
                                                                         2017
     ---------------------------------------------------------------------------
     Distributions paid from:
     Ordinary income                                                 $   508,477
     Long-term capital gain                                            2,557,860
                                                                     -----------
       Total                                                         $ 3,066,337
                                                                     ===========

     The following shows the components of distributable earnings on a federal income tax basis at December 31, 2017:

     ---------------------------------------------------------------------------
                                                                        2017
     ---------------------------------------------------------------------------
     Distributable Earnings:
     Undistributed long-term capital gain                            $ 2,804,579
     Net unrealized appreciation                                      15,212,023
                                                                     -----------
        Total                                                        $18,016,592
                                                                     ===========

     The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax deferral of losses on wash sales.

E.   Portfolio Shares and Class Allocations

     The Portfolio records sales and repurchases of its shares as of trade date. Distribution fees for Class II shares are calculated based on the average daily net asset value attributable to Class II shares of the Portfolio (see
     Note 4). Class I shares do not pay distribution fees.

     Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

     All expenses and fees paid to the Portfolio's transfer agent for its services are allocated between the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

     Dividends and distributions to shareowners are recorded on the ex-dividend date. Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class I and Class II shares can reflect different transfer agent and distribution expense rates.

F.   Risks

     Because the Portfolio invests a substantial portion of its assets in REITs, the Portfolio may be subject to certain risks associated with direct investments in REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareowners, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and return of capital distributions may be made at any time. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code or its failure to maintain exemption from registration under the Investment Company Act of 1940. The Portfolio's prospectus contains unaudited information regarding the Portfolio's principal risks. Please refer to that document when considering the Portfolio's principal risks.

     With the increased use of technologies such as the Internet to conduct business, the Portfolio is susceptible to operational, information security and related risks. While the Portfolio's Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Portfolio cannot control the cybersecurity plans and systems put in place by service providers to the Portfolio such as Brown Brothers Harriman & Co., the Portfolio's custodian and accounting agent, and DST Asset Manager Solutions, Inc., the Portfolio's transfer agent. In addition, many beneficial owners of Portfolio shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Portfolio nor Amundi Pioneer exercises control. Each

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST

     of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at Amundi Pioneer or the Portfolio's service providers or intermediaries have the ability to cause disruptions and impact business operations potentially resulting in financial losses, interference with the Portfolio's ability to calculate its net asset value, impediments to trading, the inability of Portfolio shareowners to effect share purchases or receive distributions, loss of or unauthorized access to private shareowners information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.

2. Management Agreement

The Adviser manages the Portfolio. Management fees are calculated daily at the annual rate of 0.80% of the Portfolio's average daily net assets up to $500 million and 0.75% on assets over $500 million. For the six months ended June 30, 2018, the effective management fee was equivalent to 0.80% (annualized) of the Portfolio's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $2,510 in management fees, administrative costs and certain other reimbursements payable to the Adviser at June 30, 2018.

3. Transfer Agent

DST Asset Manager Solutions, Inc. serves as the transfer agent to the Portfolio at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Portfolio's omnibus relationship contracts.

4. Distribution Plan

The Portfolio has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to Class II shares. Pursuant to the Plan, the Portfolio pays the Distributor a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate the Distributor for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by the Distributor in connection with the Portfolio's Class II shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $605 in distribution fees payable to the Distributor at June 30, 2018.

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

Change in Independent Registered Public Accounting Firm

Prior to July 3, 2017 Pioneer Investment Management, Inc. (the "Adviser"), the Portfolio's investment adviser, was an indirect, wholly owned subsidiary of UniCredit S.p.A. ("UniCredit"). On that date, UniCredit completed the sale of its Pioneer Investments business, which includes the Adviser, to Amundi (the "Transaction"). As a result of the Transaction, the Adviser became an indirect, wholly owned subsidiary of Amundi. Amundi is controlled by Credit Agricole S.A. Amundi is headquartered in Paris, France, and, as of September 30, 2016, had more than $1.1 trillion in assets under management worldwide.

Deloitte & Touche LLP ("D&T"), the Portfolio's previous independent registered public accounting firm, informed the Audit Committee and the Board that it would no longer be independent with respect to the Portfolio upon the completion of the Transaction as a result of certain services being provided to Amundi and Credit Agricole, and, accordingly, that it intended to resign as the Portfolio's independent registered public accounting firm upon the completion of the Transaction. D&T's resignation was effective on July 3, 2017, when the Transaction was completed.

During the periods as to which D&T has served as the Portfolio's independent registered public accounting firm, including the Portfolio's two most recent fiscal years, D&T's reports on the Portfolio's financial statements have not contained an adverse opinion or disclaimer of opinion and have not been qualified or modified as to uncertainty, audit scope or accounting principles. Further, there have been no disagreements with D&T on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of D&T, would have caused D&T to make reference to the subject matter of the disagreement in connection with its report on the financial statements. In addition, there have been no reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

Effective immediately following the completion of the Transaction on July 3, 2017, the Board, acting upon the recommendation of the Audit Committee, engaged a new independent registered public accounting firm, Ernst & Young LLP ("EY"), for the Portfolio's fiscal year ended December 31, 2017.

Prior to its engagement, EY had advised the Portfolio's Audit Committee that EY had identified the following matters, in each case relating to services rendered by other member firms of Ernst & Young Global Limited, all of which are located outside the United States, to UniCredit and certain of its subsidiaries during the period commencing July 1, 2016, that it determined to be inconsistent with the auditor independence rules set forth by the Securities and Exchange Commission ("SEC"): (a) project management support services to UniCredit in the Czech Republic, Germany, Italy, Serbia and Slovenia in relation to twenty-two projects, that were determined to be inconsistent with Rule 2-01(c)(4)(vi) of Regulation S-X (management functions); (b) two engagements for UniCredit in Italy where fees were contingent/success based and that were determined to be inconsistent with Rule 2-01(c)(5) of Regulation S-X (contingent fees); (c) four engagements where legal and expert services were provided to UniCredit in the Czech Republic and Germany, and twenty engagements where the legal advisory services were provided to UniCredit in Austria, Czech Republic, Italy and Poland, that were determined to be inconsistent with Rule 2-01(c)(4)(ix) and (x) of Regulation S-X (legal and expert services); and (d) two engagements for UniCredit in Italy involving assistance in the sale of certain assets, that were determined to be inconsistent with Rule 2-01(c)(4)(viii) of Regulation S-X (broker-dealer, investment adviser or investment banking services). None of the foregoing services involved the Portfolio, any of the other funds in the Pioneer Family of Funds or any other Pioneer entity sold by UniCredit in the Transaction.

EY advised the Audit Committee that it had considered the matters described above and had concluded that such matters would not impair EY's ability to exercise objective and impartial judgment in connection with the audits of the financial statements of the Portfolio under the SEC and Public Company Accounting Oversight Board independence rules, and that a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion. Management and the Audit Committee considered these matters and discussed the matters with EY and, based upon EY's description of the matters and statements made by EY, Management and the Audit Committee believe that EY will be capable of exercising objective and impartial judgment in connection with the audits of the financial statements of the Portfolio, and Management further believes that a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion.

                          This page is for your notes.

                          This page is for your notes.
20

[LOGO]   Amundi Pioneer
         ==============
       ASSET MANAGEMENT

Pioneer Variable Contracts Trust

Officers                                               Trustees
Lisa M. Jones, President and                           Thomas J. Perna, Chairman
Chief Executive Officer                                David R. Bock
Mark E. Bradley, Treasurer and                         Benjamin M. Friedman
Chief Financial Officer                                Margaret B.W. Graham
Christopher J. Kelley, Secretary and                   Lisa M. Jones
Chief Legal Officer                                    Lorraine H. Monchak
                                                       Marguerite A. Piret
                                                       Fred J. Ricciardi
                                                       Kenneth J. Taubes

Investment Adviser and Administrator
Amundi Pioneer Asset Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Amundi Pioneer Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
DST Asset Manager Solutions, Inc.

[LOGO]   Amundi Pioneer
         ==============
       ASSET MANAGEMENT

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundipioneer.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

                                                                   19614-12-0818

                                                           [LOGO] Amundi Pioneer
                                                                  ==============
                                                                ASSET MANAGEMENT


                                                PIONEER VARIABLE CONTRACTS TRUST

                             Pioneer Fund VCT Portfolio -- Class I and II Shares

                                                               SEMIANNUAL REPORT

                                                                   June 30, 2018

Please refer to your contract prospectus to determine the applicable share class offered under your contract.

                                                PIONEER VARIABLE CONTRACTS TRUST

Table of Contents
--------------------------------------------------------------------------------
Pioneer Fund VCT Portfolio

  Portfolio and Performance Update                                             2

  Comparing Ongoing Portfolio Expenses                                         3

  Portfolio Management Discussion                                              4

  Schedule of Investments                                                      7

  Financial Statements                                                        10

  Notes to Financial Statements                                               15

  Additional Information                                                      19

  Trustees, Officers and Service Providers                                    21

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

Pioneer Variable Contracts Trust files a complete schedule of investments for the Portfolio with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO UPDATE 6/30/18
--------------------------------------------------------------------------------

Sector Distribution
(As a percentage of total investments)*

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Information Technology                                                     28.4%
Financials                                                                 16.5%
Industrials                                                                13.2%
Health Care                                                                12.8%
Consumer Discretionary                                                     10.5%
Consumer Staples                                                            6.4%
Energy                                                                      6.2%
Telecommunication Services                                                  3.3%
Real Estate                                                                 1.2%
Utilities                                                                   0.8%
Materials                                                                   0.7%

5 Largest Holdings
(As a percentage of total investments)*

1. Microsoft Corp.                                                         5.91%
--------------------------------------------------------------------------------
2. Alphabet, Inc., Class A                                                 5.84
--------------------------------------------------------------------------------
3. Apple, Inc.                                                             4.80
--------------------------------------------------------------------------------
4. JPMorgan Chase & Co.                                                    4.66
--------------------------------------------------------------------------------
5. Lowe's Cos., Inc.                                                       3.68
--------------------------------------------------------------------------------

* Excludes temporary cash investments and all derivative contracts except for options purchased. The Portfolio is actively managed, and current holdings may be different. The hold-ings listed should not be considered recommendations to buy or sell any securities listed.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/1 8
--------------------------------------------------------------------------------

Prices and Distributions

Net Asset Value per Share                        6/30/18             12/31/17
  Class I                                         $14.07              $18.29
  Class II                                        $14.15              $18.35

                                Net
Distributions per Share         Investment        Short-Term       Long-Term
(1/1/18 - 6/30/18)              Income            Capital Gains    Capital Gains
  Class I                       $0.1000           $0.7421          $3.7801
  Class II                      $0.0600           $0.7421          $3.7801

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Class I and II shares of Pioneer Fund VCT Portfolio at net asset value during the periods shown, compared to that of the Standard & Poor's 500 Index (the S&P
500). Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

                     Pioneer Fund VCT     Pioneer Fund VCT
                     Portfolio Class I    Portfolio Class II     S&P 500 Index
6/08                 $ 10,000             $ 10,000               $ 10,000
6/09                 $  7,447             $  7,433               $  7,379
6/10                 $  8,398             $  8,359               $  8,443
6/11                 $ 11,088             $ 11,005               $ 11,035
6/12                 $ 10,614             $ 10,511               $ 11,636
6/13                 $ 12,730             $ 12,579               $ 14,033
6/14                 $ 15,896             $ 15,655               $ 17,486
6/15                 $ 16,671             $ 16,375               $ 18,784
6/16                 $ 17,056             $ 16,716               $ 19,534
6/17                 $ 19,814             $ 19,367               $ 23,029
6/18                 $ 22,498             $ 21,943               $ 26,340

The Standard & Poor's 500 Index (the S&P 500) is an unmanaged, commonly used measure of the broad U.S. stock market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of June 30, 2018)

--------------------------------------------------------------------------------
                                Class I           Class II         S&P 500 Index
--------------------------------------------------------------------------------
10 Years                          8.45%              8.18%                10.17%
5 Years                          12.06%             11.77%                13.42%
1 Year                           13.55%             13.30%                14.37%

All total returns shown assume reinvestment of distributions at net asset value.

The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds offered through your variable annuity contract. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.   Divide your account value by $1,000
     Example: an $8,600 account value (divided by) $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Fund VCT Portfolio

Based on actual returns from January 1, 2018 through June 30, 2018.

     Share Class                                      I                   II
     ---------------------------------------------------------------------------
     Beginning Account Value on 1/1/18            $1,000.00           $1,000.00
     Ending Account Value on 6/30/18              $1,018.40           $1,017.20
     Expenses Paid During Period*                 $    4.00           $    5.25

* Expenses are equal to the Portfolio's annualized net expense ratio of 0.80% and 1.05% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Fund VCT Portfolio

Based on a hypothetical 5% per year return before expenses, reflecting the period from January 1, 2018 through June 30, 2018.

     Share Class                                      I                   II
     ---------------------------------------------------------------------------
     Beginning Account Value on 1/1/18            $1,000.00            $1,000.00
     Ending Account Value on 6/30/18              $1,020.83            $1,019.59
     Expenses Paid During Period*                 $    4.01            $    5.26

* Expenses are equal to the Portfolio's annualized net expense ratio of 0.80% and 1.05% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/18
--------------------------------------------------------------------------------

A Word About Risk:

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valutations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

The Portfolio generally excludes corporate issuers that do not meet or exceed minimum ESG standards. Excluding specific issuers limits the universe of investments available to the Portfolio, which may mean forgoing some investment opportunities available to portfolios without similar ESG standards.

At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Call 800-688-9915 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

In the following discussion, Jeff Kripke and John A. Carey discuss the market environment during the six-month period ended June 30, 2018, and Pioneer Fund VCT Portfolio's performance during the period. Mr. Kripke, a senior vice president and a portfolio manager at Amundi Pioneer Asset Management, Inc. ("Amundi Pioneer"), is responsible for the day-to-day management of the Portfolio, along with Mr. Carey, Managing Director, Director of Equity Income, U.S., and a portfolio manager at Amundi Pioneer, and Walter Hunnewell, Jr., a vice president and a portfolio manager at Amundi Pioneer.

Q: How did the Portfolio perform over the six-month period ended June 30, 2018?

A: Pioneer Fund VCT Portfolio's Class I shares returned 1.84% at net asset value during the six-month period ended June 30, 2018, and Class II shares returned 1.72%, while the Portfolio's benchmark, the Standard & Poor's 500 Index (the S&P 500), returned 2.65%.

Q: How would you describe the market environment for equities during the six-month period ended June 30, 2018, particularly for the types of equities deemed appropriate for the Portfolio?

A: While corporate earnings were strong and a major reduction in Federal tax rates for businesses supported further earnings growth, rising interest rates and oil prices acted as headwinds. The interest rate on the 10-Year U.S. Treasury rose from 2.5% to 2.9% during the period, and oil jumped from $60 a barrel (West Texas Intermediate) to $74. Higher interest rates both created extra borrowing costs for companies and created competition for stocks among income-seeking investors; while higher oil prices likewise boosted costs for companies and also made a dent in household budgets.

     For the six months, the Portfolio's benchmark, the S&P 500, returned 2.65%. Meanwhile, growth stocks excelled, returning 7.25% as measured by the Russell 1000 Growth Index. We think that growth stocks have led the market because investors remain concerned about the durability of the economic cycle and so are sticking with companies they feel can grow, regardless of economic conditions. We would note risks, though, with that type of approach, as the higher valuation levels enjoyed by the market's most popular stocks can create particular vulnerability if the earnings growth for those companies begins to slow.

     Within the S&P 500, the highest returns came from the consumer discretionary (+11.47%), information technology (+10.87%), and energy (+6.83%) sectors during the six-month period, while consumer staples (-8.92%), telecommunication services (-8.35%), and industrials (-4.70%) lagged.

Q: Which of your investment decisions detracted from the Portfolio's benchmark-relative performance during the six-month period ended June 30, 2018?

A: Stock selection results in consumer discretionary and telecommunication services, and a portfolio overweight to the underperforming industrials sector were the biggest drags on the Portfolio's returns relative to the S&P 500 during the six-month period.

     With regard to individual holdings, a large portion of the Portfolio's benchmark-relative underperformance during the six-month period, both overall and in the consumer discretionary sector, was attributable to not

Pioneer Fund VCT Portfolio                    PIONEER VARIABLE CONTRACTS TRUST

     owning two high-valuation stocks that performed well: Amazon.com and Netflix. We avoided those companies because we prefer to invest in stocks that are trading at more modest valuations. In telecommunication services, a position in AT&T detracted from the Portfolio's relative returns as investors attempted to arbitrage the stock while AT&T's proposed merger with Time Warner was under review. Ultimately, the merger was approved, but the U.S. Department of Justice is appealing the decision. (Arbitrage is the simultaneous purchase and sale of an asset in an attempt to profit from an imbalance in its price.) Despite the ongoing merger issues, we still think AT&T is a stable, modest growth company with a good cash flow and valuation. In the industrials sector, the Portfolio's position in express delivery company FedEx had a negative effect on benchmark-relative returns. FedEx struggled this quarter due to investors' fears of a potential trade war as well as rising fuel costs.

Q: Which of your investment decisions contributed positively to the Portfolio's benchmark-relative performance during the six-month period ended June 30, 2018?

A: Stock selection in consumer staples and health care, an overweight to information technology, and an underweight to consumer staples contributed the most to the Portfolio's benchmark-relative performance during the six-month period.

     Individual portfolio holdings that aided the Portfolio's benchmark-relative returns during the six-month period included Microsoft, EOG Resources, UnitedHealth Group, Alphabet, and Southern Copper. In information technology, shares of Alphabet (the parent of Google) rose by nearly 9% in the second quarter as the company beat analysts' expectations on both the top and bottom lines. Microsoft, which contributed the most overall to the Portfolio's benchmark-relative performance over the six months, remains a major player in cloud services and continues to expand into the artificial intelligence arena. The company has a solid balance sheet and good cash flow, and the stock trades at a reasonable valuation. A position in Southern Copper (materials) contributed to relative returns during the period as the company benefited from rising copper prices and production. We sold the stock for valuation reasons after it had a nice run-up. EOG Resources is an energy exploration-and-production company that derives most of its production from shale gas. As the price of oil increased during the period, EOG's stock rallied and contributed positively to the Portfolio's benchmark-relative performance. Finally, UnitedHealth, one of the top health insurers in the US, saw its stock price increase during the period as the company continued to execute on its business plan.

Q: Did the Portfolio hold any derivatives during the six-month period ended June 30, 2018?

A:   No. We did not invest in any derivatives during the period.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/18                              (continued)
--------------------------------------------------------------------------------

Q:   What is your outlook for equities as we enter the second half of 2018?

A: Looking ahead, we have not changed our outlook and still have a constructive view of the U.S. stock market, especially given other investment alternatives. Economic growth continues to improve, and stock valuations, in our view, are not excessive.

     Although the business cycle appears to have been in an upward trajectory for many years now since the great recession of 2008/2009, the recovery still has been modest by historical standards, and we do not believe that business cycles die of old age. We acknowledge the risks involved with the current transition as the Federal Reserve moves from an expansionary monetary policy to a neutral, or possibly slightly-restrictive policy. We also believe there is a risk that potential trade wars could slow the global economy. However, we believe both risks can be managed and that investors' heightened awareness of the risks can actually have a benefit, as it could help in tamping down irrational exuberance.

     At the end of the six-month period, the Portfolio's largest overweights relative to the S&P 500 are in the industrials and information technology sectors. Within information technology, the Portfolio owns shares of what we believe are high-quality, financially strong, market-leading companies that have been benefiting from their investments in future technologies such as the cloud, internet of things, artificial intelligence, and machine learning. We feel these companies are on the leading edge of major technology trends and improvements that will drive revenues and reduce costs, which should result in faster growth rates and higher profits.

     Finally, the largest Portfolio underweights heading into the second half of the fiscal year are in the consumer discretionary and utilities sectors.

Please refer to the Schedule of Investments on pages 7 to 9 for a full listing of Portfolio securities.

Past performance is no guarantee of future results.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of opinion as of the date of this report.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/18 (UNAUDITED)
--------------------------------------------------------------------------------

Shares                                                             Value
             UNAFFILIATED ISSUERS - 99.8%
             COMMON STOCKS - 98.6%
             of Net Assets
             BANKS - 6.6%
             Diversified Banks - 6.6%
 74,600      Bank of America Corp.                                 $   2,102,974
 48,000      JPMorgan Chase & Co.                                      5,001,600
                                                                   -------------
             Total Banks                                           $   7,104,574
                                                                   -------------
             CAPITAL GOODS - 4.8%
             Aerospace & Defense - 1.8%
  9,900      Raytheon Co.                                          $   1,912,482
                                                                   -------------
             Industrial Conglomerates - 1.0%
  7,400      Honeywell International, Inc.                         $   1,065,970
                                                                   -------------
             Industrial Machinery - 1.3%
 16,150      Lincoln Electric Holdings, Inc.                       $   1,417,324
                                                                   -------------
             Trading Companies &
             Distributors - 0.7%
  5,400(a)   United Rentals, Inc.                                  $     797,148
                                                                   -------------
             Total Capital Goods                                   $   5,192,924
                                                                   -------------
             COMMERCIAL &
             PROFESSIONAL
             SERVICES - 1.9%
             Environmental & Facilities
             Services - 1.9%
 25,600      Waste Management, Inc.                                $   2,082,304
                                                                   -------------
             Total Commercial &
             Professional Services                                 $   2,082,304
                                                                   -------------
             CONSUMER SERVICES - 3.2%
             Restaurants - 3.2%
 22,200      McDonald's Corp.                                      $   3,478,518
                                                                   -------------
             Total Consumer Services                               $   3,478,518
                                                                   -------------
             DIVERSIFIED FINANCIALS - 8.0%
             Asset Management & Custody
             Banks - 1.5%
  3,150      BlackRock, Inc., Class A                              $   1,571,976
                                                                   -------------
             Consumer Finance - 2.0%
 21,350      American Express Co.                                  $   2,092,300
                                                                   -------------
             Multi-Sector Holdings - 2.5%
 14,550(a)   Berkshire Hathaway, Inc., Class B                     $   2,715,757
                                                                   -------------
             Specialized Finance - 2.0%
 13,300      CME Group, Inc., Class A                              $   2,180,136
                                                                   -------------
             Total Diversified Financials                          $   8,560,169
                                                                   -------------
             ENERGY - 6.2%
             Integrated Oil & Gas - 2.0%
 35,100      TOTAL SA (A.D.R.)                                     $   2,125,656
                                                                   -------------
             Oil & Gas Equipment &
             Services - 1.7%
 42,000      Halliburton Co.                                       $   1,892,520
                                                                   -------------
             Oil & Gas Exploration &
             Production - 2.5%
 21,300      EOG Resources, Inc.                                   $   2,650,359
                                                                   -------------
             Total Energy                                          $   6,668,535
                                                                   -------------
             FOOD & STAPLES
             RETAILING - 1.5%
             Hypermarkets & Super
             Centers - 1.5%
  7,700      Costco Wholesale Corp.                                $   1,609,146
                                                                   -------------
             Total Food & Staples Retailing                        $   1,609,146
                                                                   -------------
             FOOD, BEVERAGE &
             TOBACCO - 4.9%
             Packaged Foods & Meats - 1.4%
 37,700      Mondelez International, Inc., Class A                 $   1,545,700
                                                                   -------------
             Soft Drinks - 3.5%
 34,300      PepsiCo., Inc.                                        $   3,734,241
                                                                   -------------
             Total Food, Beverage &
             Tobacco                                               $   5,279,941
                                                                   -------------
             HEALTH CARE EQUIPMENT &
             SERVICES - 7.2%
             Health Care Equipment - 4.1%
 18,800      Danaher Corp.                                         $   1,855,184
 29,500      Medtronic Plc                                             2,525,495
                                                                   -------------
                                                                   $   4,380,679
                                                                   -------------
             Managed Health Care - 3.1%
 13,500      UnitedHealth Group, Inc.                              $   3,312,090
                                                                   -------------
             Total Health Care
             Equipment & Services                                  $   7,692,769
                                                                   -------------
             MATERIALS - 0.7%
             Diversified Chemicals - 0.0%+

    300      DowDuPont, Inc.                                       $      19,776
                                                                   -------------
             Steel - 0.7%
 12,200      Nucor Corp.                                           $     762,500
                                                                   -------------
             Total Materials                                       $     782,276
                                                                   -------------
             MULTI-LINE INSURANCE - 0.6%
             Multi-line Insurance - 0.6%
 13,600      Hartford Financial Services Group, Inc.               $     695,368
                                                                   -------------
             Total Multi-line Insurance                            $     695,368
                                                                   -------------
             PHARMACEUTICALS,
             BIOTECHNOLOGY & LIFE
             SCIENCES - 5.6%
             Biotechnology - 2.1%
 12,400      Amgen, Inc.                                           $   2,288,916
                                                                   -------------


   The accompanying notes are an integral part of these financial statements.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/18 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

Shares                                                             Value
             Pharmaceuticals - 3.5%
 21,400      Bristol-Myers Squibb Co.                              $   1,184,276
 42,700      Merck & Co., Inc.                                         2,591,890
                                                                   -------------
                                                                   $   3,776,166
                                                                   -------------
             Total Pharmaceuticals,
             Biotechnology & Life
             Sciences                                              $   6,065,082
                                                                   -------------
             REAL ESTATE - 1.2%
             Specialized REIT - 1.2%
 11,800      Crown Castle International Corp.                      $   1,272,276
                                                                   -------------
             Total Real Estate
                                                                   $   1,272,276
                                                                   -------------
             RETAILING - 7.3%
             Home Improvement Retail - 6.7%

 16,700      Home Depot, Inc.                                      $   3,258,170
 41,350      Lowe's Cos., Inc.                                         3,951,820
                                                                   -------------
                                                                   $   7,209,990
                                                                   -------------
             Internet & Direct Marketing
             Retail - 0.6%
    300(a)   Booking Holdings, Inc.                                $     608,127
                                                                   -------------
             Total Retailing                                       $   7,818,117
                                                                   -------------

             SEMICONDUCTORS &
             SEMICONDUCTOR
             EQUIPMENT - 4.6%
             Semiconductor Equipment - 0.4%
  2,600      Lam Research Corp.                                    $     449,410
                                                                   -------------
             Semiconductors - 4.2%
 30,100      Analog Devices, Inc.                                  $   2,887,192
 15,000      Intel Corp.                                                 745,650
 16,900(a)   Micron Technology, Inc.                                     886,236
                                                                   -------------
                                                                   $   4,519,078
                                                                   -------------
             Total Semiconductors &
             Semiconductor Equipment                               $   4,968,488
                                                                   -------------
             SOFTWARE &
             SERVICES - 18.1%
             Data Processing &
             Outsourced Services - 2.9%
 23,750      Visa, Inc., Class A                                   $   3,145,688
                                                                   -------------

             Internet Software &
             Services - 7.9%
  5,550(a)   Alphabet, Inc., Class A                               $   6,267,004
 11,100(a)   Facebook, Inc., Class A                                   2,156,952
                                                                   -------------
                                                                   $   8,423,956
                                                                   -------------
             Systems Software - 7.3%
 64,400      Microsoft Corp.                                       $   6,350,484
 34,300      Oracle Corp.                                              1,511,258
                                                                   -------------
                                                                   $   7,861,742
                                                                   -------------
             Total Software & Services                             $  19,431,386
                                                                   -------------
             TECHNOLOGY HARDWARE &
             EQUIPMENT - 5.7%
             Communications
             Equipment - 0.9%
 21,400      Cisco Systems, Inc.                                   $     920,842
                                                                   -------------
             Technology Hardware,
             Storage & Peripherals - 4.8%
 27,850      Apple, Inc.                                           $   5,155,314
                                                                   -------------
             Total Technology
             Hardware & Equipment                                  $   6,076,156
                                                                   -------------
             TELECOMMUNICATION
             SERVICES - 3.3%
             Integrated Telecommunication
             Services - 3.3%
109,017      AT&T, Inc.                                            $   3,500,536
                                                                   -------------
             Total Telecommunication
             Services                                              $   3,500,536
                                                                   -------------
             TRANSPORTATION - 6.4%
             Air Freight & Logistics - 3.1%
  9,400      FedEx Corp.                                           $   2,134,364
 11,000      United Parcel Service, Inc., Class B                      1,168,530
                                                                   -------------
                                                                   $   3,302,894
                                                                   -------------
             Railroads - 3.3%
 10,200      Kansas City Southern                                  $   1,080,792
 17,700      Union Pacific Corp.                                       2,507,736
                                                                   -------------
                                                                   $   3,588,528
                                                                   -------------
             Total Transportation                                  $   6,891,422
                                                                   -------------
             UTILITIES - 0.8%
             Electric Utilities - 0.8%
 12,400      American Electric Power Co., Inc.                     $     858,700
                                                                   -------------
             Total Utilities                                       $     858,700
                                                                   -------------
             TOTAL COMMON STOCKS
             (Cost $80,943,601)                                    $ 106,028,687
                                                                   -------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

Principal
 Amount
 USD ($)                                                                   Value
             U.S. GOVERNMENT AND AGENCY
             OBLIGATIONS - 1.2%
             of Net Assets
280,000(b)   Federal Home Loan Bank Discount
             Notes, 8/2/18                                         $     279,537
560,000(b)   U.S. Treasury Bills, 7/5/18                                 559,922
500,000(b)   U.S. Treasury Bills, 7/19/18                                499,590
                                                                   -------------
             TOTAL U.S. GOVERNMENT AND
             AGENCY OBLIGATIONS
             (Cost $1,338,967)                                     $   1,339,049
                                                                   -------------
             TOTAL INVESTMENTS IN
             UNAFFILIATED ISSUERS - 99.8%
             (Cost $82,282,568)                                    $ 107,367,736
                                                                   -------------
             OTHER ASSETS AND
             LIABILITIES - 0.2%                                    $     218,635
                                                                   -------------
                                                                   $ 107,586,371
             NET ASSETS - 100.0%                                   =============

(A.D.R.)     American Depositary Receipts.

REIT         Real Estate Investment Trust.

+            Amount rounds to less than 0.1%.

(a)          Non-income producing security.

(b) Security issued with a zero coupon. Income is recognized through accretion of discount.

Purchases and sales of securities (excluding temporary cash investments) for the six months ended June 30, 2018, aggregated $31,785,976 and $40,602,690, respectively.

The Portfolio is permitted to engage in purchase and sale transactions ("cross trades") with certain funds and accounts for which Amundi Pioneer Asset Management, Inc. (the "Adviser"), serves as the Portfolio's investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the six months ended June 30, 2018, the Portfolio did not engage in cross trade activity.

At June 30, 2018, the net unrealized appreciation on investments based on cost for federal tax purposes of $82,506,201 was as follows:

      Aggregate gross unrealized appreciation for all investments
        in which there is an excess of value over tax cost           $26,732,971

      Aggregate gross unrealized depreciation for all investments
        in which there is an excess of tax cost over value            (1,871,436)
                                                                     -----------
      Net unrealized appreciation                                    $24,861,535
                                                                     ===========

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels below.

Level 1 - quoted prices in active markets for identical securities.

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements -- Note 1A.

Level 3 - significant unobservable inputs (including the Portfolio's own assumptions in determining fair value of investments). See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of June 30, 2018, in valuing the Portfolio's investments.

                             Level 1        Level 2     Level 3        Total
Common Stocks             $106,028,687   $       --   $       --    $106,028,687
U.S. Government and
    Agency Obligations              --    1,339,049           --       1,339,049
                         -------------    ---------   ----------    ------------
Total Investments in
     Securities           $106,028,687   $1,339,049   $       --    $107,367,736
                         =============   ==========   ==========    ============

During the six months ended June 30, 2018, there were no transfers between Levels 1, 2 and 3.

   The accompanying notes are an integral part of these financial statements.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND  LIABILITIES 6/30/18 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS:
  Investments in unaffiliated issuers, at value (cost $82,282,568)   $ 107,367,736
  Cash                                                                     181,247
  Receivables --
     Portfolio shares sold                                                   7,989
     Dividends                                                              81,371
                                                                     -------------
        Total assets                                                 $ 107,638,343
                                                                     -------------

LIABILITIES:
   Payables --
     Portfolio shares repurchased                                    $      11,947
     Trustees' fees                                                            162
     Custody fees                                                            2,192
     Professional fees                                                      21,667
     Printing expense                                                        2,477
     Administrative fees                                                     4,041
   Due to affiliates --
     Management fees                                                         7,670
     Other due to affiliates                                                   437
   Accrued expenses                                                          1,379
                                                                     -------------
         Total liabilities                                           $      51,972
                                                                     -------------

NET ASSETS:
  Paid-in capital                                                    $  75,382,322
  Undistributed net investment income                                       59,741
  Accumulated net realized gain on investments                           7,059,295
  Net unrealized appreciation on investments                            25,085,013
                                                                     -------------
        Net assets                                                   $ 107,586,371
                                                                     -------------

NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
   Class I (based on $95,633,226/6,795,060 shares)                   $       14.07
                                                                     =============
   Class II (based on $11,953,145/844,501 shares)                    $       14.15
                                                                     =============

   The accompanying notes are an integral part of these financial statements.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (UNAUDITED)
--------------------------------------------------------------------------------

  For the Six Months Ended 6/30/18

INVESTMENT INCOME:
  Dividends from unaffiliated issuers (net of foreign taxes withheld $14,232)   $ 1,015,026
  Interest from unaffiliated issuers                                                  9,331
                                                                                -----------
     Total investment income                                                                  $ 1,024,357
                                                                                              -----------

EXPENSES:
  Management fees                                                               $   362,400
  Administrative expense                                                             35,713
  Distribution fees
     Class II                                                                        15,784
  Custodian fees                                                                      6,775
  Professional fees                                                                  29,672
  Printing expense                                                                    4,809
  Trustees' fees                                                                      3,797
  Miscellaneous                                                                       1,208
                                                                                -----------
     Total expenses                                                                           $   460,158
                                                                                              -----------
         Net investment income                                                                $   564,199
                                                                                              -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on:
    Investments in unaffiliated issuers                                                       $ 7,290,927
                                                                                              -----------
  Change in net unrealized appreciation (depreciation) on:
    Investments in unaffiliated issuers                                         $(5,717,212)
    Other assets and liabilities denominated in foreign currencies                     (323)  $(5,717,535)
                                                                                ------------  -----------
  Net realized and unrealized gain (loss) on investments                                      $ 1,573,392
                                                                                              ===========
  Net increase in net assets resulting from operations                                        $ 2,137,591
                                                                                              ===========

   The accompanying notes are an integral part of these financial statements.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                             Six Months
                                                                                                Ended
                                                                                               6/30/18       Year Ended
                                                                                             (unaudited)      12/31/17
FROM OPERATIONS:
Net investment income (loss)                                                               $    564,199     $  1,561,478
Net realized gain (loss) on investments                                                       7,290,927       26,263,095
Change in net unrealized appreciation (depreciation) on investments                          (5,717,535)        (721,956)
                                                                                           ------------     ------------
       Net increase in net assets resulting from operations                                $  2,137,591     $ 27,102,617
                                                                                           ------------     ------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
   Class I ($0.10 and $0.21 per share, respectively)                                       $   (525,263)    $ (1,372,403)
   Class II ($0.06 and $0.17 per share, respectively)                                           (40,157)        (135,090)
Net realized gain:
   Class I ($4.52 and $2.74 per share, respectively)                                        (23,387,470)     (17,550,211)
   Class II ($4.52 and $2.74 per share, respectively)                                        (2,882,303)      (2,200,509)
                                                                                           ------------     ------------
       Total distributions to shareowners                                                  $(26,835,193)    $(21,258,213)
                                                                                           ------------     ------------
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sales of shares                                                          $  1,568,487     $  6,316,964
Reinvestment of distributions                                                                26,835,193       21,258,213
Cost of shares repurchased                                                                  (10,235,315)     (56,258,835)
                                                                                           ------------     ------------
       Net increase (decrease) in net assets resulting from Portfolio share transactions   $ 18,168,365     $(28,683,658)
                                                                                           ------------     ------------
       Net decrease in net assets                                                          $ (6,529,237)    $(22,839,254)
NET ASSETS:
Beginning of period                                                                        $114,115,608     $136,954,862
                                                                                           ------------     ------------
End of period                                                                              $107,586,371     $114,115,608
                                                                                           ============     ============
Undistributed net investment income                                                        $     59,741     $     60,962
                                                                                           ============     ============

                                 Six Months    Six Months
                                   Ended         Ended
                                  6/30/18       6/30/18      Year Ended       Year Ended
                                   Shares       Amount       12/31/17         12/31/17
                                (unaudited)   (unaudited)      Shares          Amount
CLASS I
Shares sold                         53,513    $   987,834       195,245    $  3,527,869
Reinvestment of distributions    1,670,604     23,912,733     1,136,926      18,922,615
Less shares repurchased           (454,180)    (8,335,048)   (2,668,991)    (48,341,740)
                                 ---------    -----------    ----------    ------------
     Net increase (decrease)     1,269,937    $16,565,519    (1,336,820)   $(25,891,256)
                                 =========    ===========    ==========    ============
CLASS II
Shares sold                         33,018    $   580,653       151,097    $  2,789,095
Reinvestment of distributions      203,205      2,922,460       139,945       2,335,598
Less shares repurchased           (103,311)    (1,900,267)     (441,667)     (7,917,095)
                                  ---------   -----------    ----------   -------------
     Net increase (decrease)       132,912    $ 1,602,846      (150,625)   $ (2,792,402)
                                  =========   ===========    ==========   =============

   The accompanying notes are an integral part of these financial statements.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                    Six Months
                                                      Ended
                                                     6/30/18       Year Ended    Year Ended    Year Ended    Year Ended  Year Ended
                                                   (unaudited)      12/31/17      12/31/16*     12/31/15*     12/31/14*   12/31/13
Class I
Net asset value, beginning of period              $   18.29      $    17.72     $   19.75     $  26.84       $   26.25   $   20.90
                                                  ---------      ----------     ---------     --------       ---------   ---------
Increase (decrease) from investment operations:
    Net investment income (loss)                  $    0.09(a)   $     0.21(a)  $    0.24(a)  $   0.25(a)    $    0.18   $    0.31
    Net realized and unrealized gain (loss) on
       investments                                     0.31            3.31          1.46        (0.07)           2.63        6.42
                                                  ---------      ----------     ---------     --------       ---------   ---------
       Net increase (decrease) from investment
          operations                              $    0.40      $     3.52     $    1.70     $   0.18       $    2.81   $    6.73
                                                  ---------      ----------     ---------     --------       ---------   ---------
Distributions to shareowners:
    Net investment income                         $   (0.10)     $    (0.21)    $   (0.24)    $  (0.26)      $   (0.32)  $   (0.30)
    Net realized gain                                 (4.52)          (2.74)        (3.49)       (7.01)          (1.90)      (1.08)
                                                  ---------      ----------     ---------     --------       ---------   ---------
Total distributions                               $   (4.62)     $    (2.95)    $   (3.73)    $  (7.27)      $   (2.22)  $   (1.38)
                                                  ---------      ----------     ---------     --------       ---------   ---------
Net increase (decrease) in net asset value        $   (4.22)     $     0.57     $   (2.03)    $  (7.09)      $    0.59   $    5.35
                                                  ---------      ----------     ---------     --------       ---------   ---------
Net asset value, end of period                    $   14.07      $    18.29     $   17.72     $  19.75       $   26.84   $   26.25
                                                  =========      ==========     =========     ========       =========   =========
Total return (b)                                       1.84%(c)       21.72%         9.81%       (0.06)%(d)      11.03%      33.28%
Ratio of net expenses to average net assets (e)        0.80%(f)        0.77%         0.75%        0.75%           0.74%       0.72%
Ratio of net investment income (loss) to average
   net assets                                          1.04%(f)        1.16%         1.32%        1.09%           1.15%       1.27%
Portfolio turnover rate                                  29%(c)          59%           60%          49%             25%          7%
Net assets, end of period (in thousands)          $  95,633      $  101,056     $ 121,626     $127,818       $ 151,325   $ 194,609

* The Portfolio was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(c)  Not annualized.

(d) If the Portfolio had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2015, the total return would have been (0.21)%.

(e)  Includes interest expense of 0.00%, 0.00%, 0.00%, 0.00%, 0.00%+ and 0.00%, respectively.

(f)  Annualized.

+    Amount rounds to less than 0.01%.

NOTE: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

   The accompanying notes are an integral part of these financial statements.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                                 (continued)
--------------------------------------------------------------------------------

                                                  Six Months
                                                    Ended
                                                   6/30/18     Year Ended   Year Ended    Year Ended    Year Ended   Year Ended
                                                 (unaudited)    12/31/17     12/31/16*     12/31/15*     12/31/14*    12/31/13
Class II
Net asset value, beginning of period             $ 18.35      $   17.78     $  19.79     $  26.89       $    26.28   $   20.92
                                                 -------      ---------     --------     --------       ----------   ---------
Increase (decrease) from investment operations:
    Net investment income (loss)                 $  0.07(a)   $    0.16(a)  $   0.19(a)  $   0.19(a)    $     0.82   $    0.25
    Net realized and unrealized gain (loss) on
       investments                                  0.31           3.32         1.48        (0.09)            1.93        6.43
                                                 -------      ---------     --------     --------       ----------   ---------
       Net increase (decrease) from investment
          operations                             $  0.38      $    3.48     $   1.67     $   0.10       $     2.75   $    6.68
                                                 -------      ---------     --------     --------       ----------   ---------
Distributions to shareowners:
    Net investment income                        $ (0.06)     $   (0.17)    $  (0.19)    $  (0.19)      $    (0.24)  $   (0.24)
    Net realized gain                              (4.52)         (2.74)       (3.49)       (7.01)           (1.90)      (1.08)
                                                 -------      ---------     --------     --------       ----------   ---------
Total distributions                              $ (4.58)     $   (2.91)    $  (3.68)    $  (7.20)      $    (2.14)  $   (1.32)
                                                 -------      ---------     --------     --------       ----------   ---------
Net increase (decrease) in net asset value       $ (4.20)     $    0.57     $  (2.01)    $  (7.10)      $     0.61   $    5.36
                                                 -------      ---------     --------     --------       ----------   ---------
Net asset value, end of period                   $ 14.15      $   18.35     $  17.78     $  19.79       $    26.89   $   26.28
                                                 =======      =========     ========     ========       ==========   =========
Total return (b)                                    1.72%(c)      21.36%        9.62%       (0.37)%(d)       10.78%      32.98%
Ratio of net expenses to average net assets (e)     1.05%(f)       1.02%        1.00%        1.01%            0.99%       0.98%
Ratio of net investment income (loss) to
   average net assets                               0.79%(f)       0.91%        1.07%        0.84%            0.89%       1.01%
Portfolio turnover rate                               29%(c)         59%          60%          49%              25%          7%
Net assets, end of period (in thousands)         $11,953      $  13,060     $ 15,328     $ 15,420       $   19,180   $  21,563

* The Portfolio was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(c)  Not annualized.

(d) If the Portfolio had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2015, the total return would have been (0.52)%.

(e)  Includes interest expense of 0.00%, 0.00%, 0.00%, 0.00%, 0.00%+ and 0.00%, respectively.

(f)  Annualized.

+    Amount rounds to less than 0.01%.

NOTE: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

   The accompanying notes are an integral part of these financial statements.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/18 (UNAUDITED)
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer Fund VCT Portfolio (the "Portfolio") is one of 8 portfolios comprising Pioneer Variable Contracts Trust (the "Trust"), a Delaware statutory trust. The Portfolio is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objectives of the Portfolio are reasonable income and capital growth.

The Portfolio offers two classes of shares designated as Class I and Class II shares. Each class of shares represents an interest in the same portfolio of investments of the Portfolio and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Portfolio gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of a class of the Portfolio is entitled to one vote. Under dollar-weighted voting, a shareowner's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class I shares.

Portfolio shares may be purchased only by insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.

On July 3, 2017, Amundi acquired Pioneer Investments, a group of asset management companies located throughout the world. Amundi, one of the world's largest asset managers, is headquartered in Paris, France. As a result of the transaction, Pioneer Investment Management, Inc., the Portfolio's investment adviser, became an indirect wholly owned subsidiary of Amundi and Amundi's wholly owned subsidiary, Amundi USA, Inc. Prior to July 3, 2017, Pioneer Investments was owned by Pioneer Global Asset Management S.p.A., a wholly owned subsidiary of UniCredit S.p.A.

In connection with the transaction, the names of the Portfolio's investment adviser and principal underwriter changed. Effective July 3, 2017, the name of Pioneer Investment Management, Inc. changed to Amundi Pioneer Asset Management, Inc. (the "Adviser") and the name of Pioneer Funds Distributor, Inc. changed to Amundi Pioneer Distributor, Inc. (the "Distributor").

In October 2016, the Securities and Exchange Commission ("SEC") released its Final Rule on Investment Company Reporting Modernization. In addition to introducing two new regulatory reporting forms (Form N-PORT and Form N-CEN), the Final Rule amends Regulation S-X, which impacts financial statement presentation, particularly related to the presentation of derivative investments. The Portfolio's financial statements were prepared in compliance with the amendments to Regulation S-X.

The Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles ("U.S. GAAP") that require the management of the Portfolio to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The Portfolio is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements:

A.  Security Valuation

    The net asset value of the Portfolio is computed once daily, on each day the New York Stock Exchange ("NYSE") is open, as of the close of regular trading on the NYSE.

    Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

    Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads,

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/18 (UNAUDITED)                   (continued)
--------------------------------------------------------------------------------

    yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.

    The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Portfolio's shares are determined as of such times. The Portfolio may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

    Securities for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Portfolio's Board of Trustees. The Adviser's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

    Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Portfolio may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Portfolio's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Portfolio's securities may differ significantly from exchange prices and such differences could be material.

    At June 30, 2018, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services, broker-dealer or using a third party insurance industry model).

B.  Investment Income and Transactions

    Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence.

    Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.

    Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.

    Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.  Foreign Currency Translation

    The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

    Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.

D.  Federal Income Taxes

    It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

    of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of December 31, 2017, the Portfolio did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

    The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

    The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended December 31, 2017, was as follows:

    ----------------------------------------------------------------------------
                                                                         2017
    ----------------------------------------------------------------------------
    Distributions paid from:
    Ordinary income                                                 $  1,507,493
    Long-term capital gain                                            19,750,720
                                                                    ------------
     Total                                                          $ 21,258,213
                                                                    ============

    The following shows the components of distributable earnings (accumulated losses) on a federal income tax basis at December 31, 2017.

    ----------------------------------------------------------------------------
                                                                         2017
    ----------------------------------------------------------------------------
    Distributable Earnings (Accumulated Losses):
    Undistributed long-term capital gain                            $ 21,958,377
    Undistributed ordinary income                                      4,364,359
    Net unrealized appreciation                                       30,578,915
                                                                    ------------
     Total                                                          $ 56,901,651
                                                                    ============

    The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax deferral of losses on wash sales and the tax basis adjustments on other common stock.

E.  Portfolio Shares and Class Allocations

    The Portfolio records sales and repurchases of its shares as of trade date. Distribution fees for Class II shares are calculated based on the average daily net asset value attributable to Class II shares of the Portfolio (see
    Note 4). Class I shares do not pay distribution fees.

    Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on its respective percentage of the adjusted net assets at the beginning of the day.

    All expenses and fees paid to the Portfolio's transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

    Dividends and distributions to shareowners are recorded on the ex-dividend date. Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class I 17 and Class II shares can reflect different transfer agent and distribution expense rates.

F.  Risks

    The value of securities held by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

    At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making the Portfolio more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Portfolio's prospectus contains unaudited information regarding the Portfolio's principal risks. Please refer to that document when considering the Portfolio's principal risks.

    With the increased use of technologies such as the Internet to conduct business, the Portfolio is susceptible to operational, information security and related risks. While the Portfolio's Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/18 (UNAUDITED)                    (continued)
--------------------------------------------------------------------------------

    limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Portfolio cannot control the cybersecurity plans and systems put in place by service providers to the Portfolio such as Brown Brothers Harriman & Co., the Portfolio's custodian and accounting agent, and DST Asset Manager Solutions, Inc., the Portfolio's transfer agent. In addition, many beneficial owners of Portfolio shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Portfolio nor Amundi Pioneer exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at Amundi Pioneer or the Portfolio's service providers or intermediaries have the ability to cause disruptions and impact business operations potentially resulting in financial losses, interference with the Portfolio's ability to calculate its net asset value, impediments to trading, the inability of Portfolio shareowners to effect share purchases or receive distributions, loss of or unauthorized access to private shareowners information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.

2. Management Agreement

The Adviser manages the Portfolio. Management fees are calculated daily at the annual rate of 0.65% of the Portfolio's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $7,781 in management fees, administrative costs and certain other reimbursements payable to the Adviser at June 30, 2018.

3. Transfer Agent

DST Asset Manager Solutions, Inc. serves as the transfer agent to the Portfolio at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Portfolio's omnibus relationship contracts.

4. Distribution Plan

The Portfolio has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class II shares. Pursuant to the Plan, the Portfolio pays the Distributor a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate the Distributor for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by the Distributor in connection with the Portfolio's Class II shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $326 in distribution fees payable to the Distributor at June 30, 2018.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

Change in Independent Registered Public Accounting Firm

Prior to July 3, 2017 Pioneer Investment Management, Inc. (the "Adviser"), the Portfolio's investment adviser, was an indirect, wholly owned subsidiary of UniCredit S.p.A. ("UniCredit"). On that date, UniCredit completed the sale of its Pioneer Investments business, which includes the Adviser, to Amundi (the "Transaction"). As a result of the Transaction, the Adviser became an indirect, wholly owned subsidiary of Amundi. Amundi is controlled by Credit Agricole S.A. Amundi is headquartered in Paris, France, and, as of September 30, 2016, had more than $1.1 trillion in assets under management worldwide.

Deloitte & Touche LLP ("D&T"), the Portfolio's previous independent registered public accounting firm, informed the Audit Committee and the Board that it would no longer be independent with respect to the Portfolio upon the completion of the Transaction as a result of certain services being provided to Amundi and Credit Agricole, and, accordingly, that it intended to resign as the Portfolio's independent registered public accounting firm upon the completion of the Transaction. D&T's resignation was effective on July 3, 2017, when the Transaction was completed.

During the periods as to which D&T has served as the Portfolio's independent registered public accounting firm, including the Portfolio's two most recent fiscal years, D&T's reports on the Portfolio's financial statements have not contained an adverse opinion or disclaimer of opinion and have not been qualified or modified as to uncertainty, audit scope or accounting principles. Further, there have been no disagreements with D&T on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of D&T, would have caused D&T to make reference to the subject matter of the disagreement in connection with its report on the financial statements. In addition, there have been no reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

Effective immediately following the completion of the Transaction on July 3, 2017, the Board, acting upon the recommendation of the Audit Committee, engaged a new independent registered public accounting firm, Ernst & Young LLP ("EY"), for the Portfolio's fiscal year ended December 31, 2017.

Prior to its engagement, EY had advised the Portfolio's Audit Committee that EY had identified the following matters, in each case relating to services rendered by other member firms of Ernst & Young Global Limited, all of which are located outside the United States, to UniCredit and certain of its subsidiaries during the period commencing July 1, 2016, that it determined to be inconsistent with the auditor independence rules set forth by the Securities and Exchange Commission ("SEC"): (a) project management support services to UniCredit in the Czech Republic, Germany, Italy, Serbia and Slovenia in relation to twenty-two projects, that were determined to be inconsistent with Rule 2-01(c)(4)(vi) of Regulation S-X (management functions); (b) two engagements for UniCredit in Italy where fees were contingent/success based and that were determined to be inconsistent with Rule 2-01(c)(5) of Regulation S-X (contingent fees); (c) four engagements where legal and expert services were provided to UniCredit in the Czech Republic and Germany, and twenty engagements where the legal advisory services were provided to UniCredit in Austria, Czech Republic, Italy and Poland, that were determined to be inconsistent with Rule 2-01(c)(4)(ix) and (x) of Regulation S-X (legal and expert services); and (d) two engagements for UniCredit in Italy involving assistance in the sale of certain assets, that were determined to be inconsistent with Rule 2-01(c)(4)(viii) of Regulation S-X (broker-dealer, investment adviser or investment banking services). None of the foregoing services involved the Portfolio, any of the other funds in the Pioneer Family of Funds or any other Pioneer entity sold by UniCredit in the Transaction.

EY advised the Audit Committee that it had considered the matters described above and had concluded that such matters would not impair EY's ability to exercise objective and impartial judgment in connection with the audits of the financial statements of the Portfolio under the SEC and Public Company Accounting Oversight Board independence rules, and that a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion. Management and the Audit Committee considered these matters and discussed the matters with EY and, based upon EY's description of the matters and statements made by EY, Management and the Audit Committee believe that EY will be capable of exercising objective and impartial judgment in connection with the audits of the financial statements of the Portfolio, and Management further believes that a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion.

                  This page is for your notes.
20

[LOGO]   Amundi Pioneer
         ==============
       ASSET MANAGEMENT

Pioneer Variable Contracts Trust

Officers                                             Trustees
Lisa M. Jones, President and                         Thomas J. Perna, Chairman
Chief Executive Officer                              David R. Bock
Mark E. Bradley, Treasurer and                       Benjamin M. Friedman
Chief Financial Officer                              Margaret B.W. Graham
Christopher J. Kelley, Secretary and                 Lisa M. Jones
Chief Legal Officer                                  Lorraine H. Monchak
                                                     Marguerite A. Piret
                                                     Fred J. Ricciardi
                                                     Kenneth J. Taubes

Investment Adviser and Administrator
Amundi Pioneer Asset Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Amundi Pioneer Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
DST Asset Manager Solutions, Inc.

[LOGO]   Amundi Pioneer
         ==============
       ASSET MANAGEMENT

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundipioneer.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

                                                                   19611-12-0818

                                                         [LOGO]   Amundi Pioneer
                                                                  ==============
                                                                ASSET MANAGEMENT


                                                PIONEER VARIABLE CONTRACTS TRUST

                    Pioneer Equity Income VCT Portfolio -- Class I and II Shares

                                                               SEMIANNUAL REPORT

                                                                   June 30, 2018

Please refer to your contract prospectus to determine the applicable share class offered under your contract.

                                                PIONEER VARIABLE CONTRACTS TRUST

Table of Contents
--------------------------------------------------------------------------------
Pioneer Equity Income VCT Portfolio

  Portfolio and Performance Update                                             2

  Comparing Ongoing Portfolio Expenses                                         3

  Portfolio Management Discussion                                              4

  Schedule of Investments                                                      7

  Financial Statements                                                        11

  Notes to Financial Statements                                               16

  Additional Information                                                      20

  Trustees, Officers and Service Providers                                    21

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

Pioneer Variable Contracts Trust files a complete schedule of investments for the Portfolio with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO UPDATE 6/30/18
--------------------------------------------------------------------------------

Sector Distribution
(As a percentage of total investments)*

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Financials                                                                 17.3%
Consumer Discretionary                                                     11.9%
Consumer Staples                                                           11.8%
Information Technology                                                     10.8%
Health Care                                                                 9.9%
Materials                                                                   9.5%
Energy                                                                      9.3%
Utilities                                                                   7.4%
Industrials                                                                 6.9%
Real Estate                                                                 3.1%
Telecommunication Services                                                  2.1%

5 Largest Holdings
(As a percentage of total investments)*

--------------------------------------------------------------------------------
  1. Exxon Mobil Corp.                                                     2.85%
--------------------------------------------------------------------------------
  2. Gorman-Rupp Co..                                                      2.05
--------------------------------------------------------------------------------
  3. Merck & Co., Inc.                                                     1.98
--------------------------------------------------------------------------------
  4. T Rowe Price Group, Inc.                                              1.96
--------------------------------------------------------------------------------
  5. Microchip Technology, Inc.                                            1.95
--------------------------------------------------------------------------------

* Excludes temporary cash investments and all derivative contracts except for options purchased. The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities listed.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/18
--------------------------------------------------------------------------------

Prices and Distributions

Net Asset Value per Share                          6/30/18           12/31/17
  Class I                                          $25.96             $32.49
  Class II                                         $26.19             $32.70


                                    Net
Distributions per Share             Investment    Short-Term      Long-Term
(1/1/18 - 6/30/18)                  Income        Capital Gains   Capital Gains
  Class I                           $0.3400       $      -        $6.2044
  Class II                          $0.2900       $      -        $6.2044

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Class I and II shares of Pioneer Equity Income VCT Portfolio at net asset value during the periods shown, compared to that of the Russell 1000 Value Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]


            Pioneer         Pioneer
            Equity          Equity
            Income VCT      Income VCT
            Portfolio       Portfolio       Russell 1000
            Class I         Class II        Value Index
6/08        $10,000         $10,000         $10,000
6/09        $ 7,125         $ 7,108         $ 7,097
6/10        $ 8,422         $ 8,379         $ 8,298
6/11        $11,163         $11,077         $10,699
6/12        $11,415         $11,297         $11,021
6/13        $13,690         $13,515         $13,811
6/14        $16,790         $16,535         $17,100
6/15        $17,464         $17,155         $17,807
6/16        $19,139         $18,754         $18,316
6/17        $22,116         $21,620         $21,161
6/18        $24,352         $23,754         $22,593

The Russell 1000 Value Index is an unmanaged index that measures the performance of large-cap U.S. value stocks. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of June 30, 2018)

--------------------------------------------------------------------------------
                                                                    Russell 1000
                              Class I             Class II          Value Index
--------------------------------------------------------------------------------
10 Years                        9.31%               9.04%               8.49%
5 Years                        12.21%              11.94%              10.34%
1 Year                         10.11%               9.87%               6.77%

All total returns shown assume reinvestment of distributions at net asset value.

The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds offered through your variable annuity contract. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.   Divide your account value by $1,000
     Example: an $8,600 account value (divided by) $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Equity Income VCT Portfolio

Based on actual returns from January 1, 2018 through June 30, 2018.

     Share Class                                           I              II
     ---------------------------------------------------------------------------
     Beginning Account Value on 1/1/18                $ 1,000.00      $ 1,000.00
     Ending Account Value on 6/30/18                  $   999.00      $   998.10
     Expenses Paid During Period*                     $     3.82      $     4.81

* Expenses are equal to the Portfolio's annualized net expense ratio of 0.77% and 0.97% for Class I and Class II shares respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Equity Income VCT Portfolio

Based on a hypothetical 5% per year return before expenses, reflecting the period from January 1, 2018 through June 30, 2018.


     Share Class                                          I               II
     ---------------------------------------------------------------------------
     Beginning Account Value on 1/1/18               $ 1,000.00       $ 1,000.00
     Ending Account Value on 6/30/18                 $ 1,020.98       $ 1,019.98
     Expenses Paid During Period*                    $     3.86       $     4.86

* Expenses are equal to the Portfolio's annualized net expense ratio of 0.77% and 0.97% for Class I and Class II shares respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/18
--------------------------------------------------------------------------------

A Word About Risk:

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

The Portfolio invests in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.

At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Call 800-688-9915 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

In the following interview, John A. Carey discusses the market environment for equities and the factors that affected the performance of Pioneer Equity Income VCT Portfolio during the six-month period ended June 30, 2018. Mr. Carey, Managing Director, Director of Equity Income, U.S., and a portfolio manager at Amundi Pioneer Asset Management, Inc. ("Amundi Pioneer"), is responsible for the day-to-day management of the Portfolio, along with Walter Hunnewell, Jr., a vice president and a portfolio manager at Amundi Pioneer, and Sammi Truong, a vice president and associate portfolio manager at Amundi Pioneer(1).

Q: How did the Portfolio perform over the six-month period ended June 30, 2018?

A: Pioneer Equity Income VCT Portfolio's Class I shares returned -0.10% at net asset value during the six-month period ended June 30, 2018, and Class II shares returned -0.19%, while the Portfolio's benchmark, the Russell 1000 Value Index, returned -1.69%.

Q: How would you describe the market environment for equities during the six-month period ended June 30, 2018, particularly for the types of equities deemed appropriate for the Portfolio?

A: While corporate earnings were strong and a major reduction in Federal tax rates for businesses supported further earnings growth, rising interest rates and oil prices acted as headwinds. The interest rate on the 10-Year U.S. Treasury rose from 2.5% to 2.9% during the period, and oil jumped from $60 a barrel (West Texas Intermediate) to $74. Higher interest rates both created extra borrowing costs for companies and created competition for stocks among income-seeking investors; while higher oil prices likewise boosted costs for companies and also made a dent in household budgets.

     For the six months, the Russell 1000 Value Index, the Portfolio's benchmark, showed a total return of -1.69%, and the Russell 1000 Growth Index had total return of 7.25%. We think that growth stocks have led the market because investors remain concerned about the durability of the economic cycle and so are sticking with companies they feel can grow, regardless of economic conditions. We would note risks, though, with that type of approach, as the higher valuation levels enjoyed by the market's most popular stocks can create particular vulnerability if the earnings growth for those companies begins to slow.

Q: Could you please discuss the main factors in the Portfolio's benchmark-relative performance during the six-month period ended June 30, 2018, and discuss any investments or strategies that significantly helped or hurt benchmark-relative returns?

A: Looking across the Portfolio, we note that stock selection was generally quite positive for benchmark-relative returns, while our sector allocations were broadly negative with respect to performance attribution. The stock selection results were, fortunately, much more positive than the sector allocations were negative, and so overall the Portfolio outperformed its Russell 1000 Value Index benchmark for the period. For instance, an overweight to the underperforming consumer-staples sector appeared to spell trouble for the

(1)  Ms. Truong became a manager of the Portfolio effective March 1, 2018.

4
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Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

     Portfolio, but good stock selection within the sector more than made up for that. In fact, the largest positive-performance attributor versus the benchmark in the whole portfolio was a consumer staples name, Dr. Pepper Snapple Group, which received a premium acquisition offer from Keurig Green Mountain in January 2018. Our avoidance of tobacco stocks also kept the Portfolio altogether out of one of the weakest-performing names in the consumer-staples sector, Philip Morris, down 22% during the six-month period.

     In the underperforming industrials and financials sectors, the Portfolio was underweight and enjoyed better stock selection. Within industrials, not owning shares of the plummeting General Electric was an important positive-performance attributor; and in financials we were underweight the weak banking industry. The Portfolio was overweight the underperforming materials sector, but a diverse array of stocks of successful metals-and-mining and chemical companies enabled us to show positive performance attribution from that sector, too.

     Indeed the Portfolio showed negative performance attribution from only four of the 11 sectors in the Russell 1000 Value Index: energy, where we were underweight in what was the best sector of all and had worse-than-average stock selection results; information technology, where we were correctly overweight the strong-performing sector, but had negative stock selection results within the semiconductor industry, being underrepresented in the leader, Intel; and, less materially, real estate and utilities.

Q: What changes did you make to the Portfolio during the six-month period ended June 30, 2018?

A: We purchased 14 new positions for the Portfolio during the six months and liquidated 12 positions.

     Among new holdings were: Abbott Laboratories (health care), long-established provider of nutritional products, diagnostic instruments, and medical devices; Chubb (financials), a leading writer of property-and-casualty insurance for both residential and commercial customers; Komatsu (industrials), one of the major worldwide makers of construction and mining equipment; Target (consumer discretionary), operator of some 1,800 discount general- merchandise and grocery stores; and Verizon (telecommunications services), the biggest provider of wireless telephone service in the U.S. and a highly-important company in the entire global communications system.

     Among sales from the Portfolio during the period were stocks we felt had reached fair prices and that we thought we should replace with stocks having more appreciation potential, and stocks that we felt no longer held the interest we had originally seen in them. US Bancorp (financials) and PPG Industries (materials) were a couple of stocks in the former category, where we decided to take profits; and Enbridge (energy) and Owens & Minor (health care) are two examples of stocks that we felt were falling short of our expectations.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/18                              (continued)
--------------------------------------------------------------------------------

Q: Did the Portfolio hold any derivatives during the six-month period ended June 30, 2018?

A:   No. We did not invest in any derivatives during the period.

Q: The Portfolio typically places emphasis on dividend-paying* stocks. Would you describe the environment for dividends as positive or negative during the six-month period ended June 30, 2018?

A: In a stock market focused more on growth than value, dividends alone were not sufficient to attract investors during the period. Our emphasis has always been on companies with potential to raise their dividends over time as a result of improving earnings and cash flows, an ongoing commitment to shareholders and the maintenance of financial discipline. In that way, we work at trying to insulate the Portfolio from some of the risks of focusing only on income, particularly in a period like this one featuring rising interest rates. We are watching interest rates closely, and we believe the dividend-paying sector of the market could come under further pressure if rates continue moving higher.

Q:   What is your outlook for equities as we enter the second half of 2018?

A: We believe that stocks still offer the potential for attractive risk-adjusted returns. However, with valuation levels rich relative to average valuation levels over time, we note that there is much less room for error, so to speak, than was the case several years ago when the market was still recovering from the 2007-2009 bear market. That is to say, market stability today is very much dependent on the continuation of the above-average earnings growth that we have been seeing. Any economic slowdown or shock that stalls or interrupts the nice, steady earnings progression could have a distinctly dampening effect on the stock market.

     As always, the Portfolio remains substantially fully invested at all times in stocks, but we believe that a certain amount of wariness is indicated. We are paying even more attention than usual to balance sheets and the financial condition of the Portfolio's companies, and we want to hear from the managements of the companies a realistic acknowledgment of both the risks and the opportunities in the current environment.

     Thank you very much for your support.

*    Dividends are not guaranteed.

Please refer to the Schedule of Investments on pages 7 to 10 for a full listing of Portfolio securities.

Past performance is no guarantee of future results.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of opinion as of the date of this report.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/18 (UNAUDITED)
--------------------------------------------------------------------------------

 Shares                                                                       Value
             UNAFFILIATED ISSUERS - 99.6%
             COMMON STOCKS - 99.6%
             of Net Assets
             AUTOMOBILES &
             COMPONENTS - 1.0%
             Auto Parts & Equipment - 1.0%
   29,910    BorgWarner, Inc.                                       $     1,290,916
                                                                    ---------------
             Total Automobiles &
             Components                                             $     1,290,916
                                                                    ---------------
             BANKS - 4.8%
             Diversified Banks - 1.7%
   79,574    Bank of America Corp.                                  $     2,243,191
                                                                    ---------------
             Regional Banks - 3.1%
   29,042    BB&T Corp.                                             $     1,464,878
    7,525    M&T Bank Corp.                                               1,280,379
   10,865    PNC Financial Services Group, Inc.                           1,467,862
                                                                    ---------------
                                                                    $     4,213,119
                                                                    ---------------
             Total Banks                                            $     6,456,310
                                                                    ---------------
             CAPITAL GOODS - 5.9%
             Aerospace & Defense - 1.5%
    5,000    BAE Systems Plc (A.D.R.)                               $       173,100
    9,768    Raytheon Co.                                                 1,886,982
                                                                    ---------------
                                                                    $     2,060,082
             Construction Machinery &
             Heavy Trucks - 0.5%
   22,637    Komatsu, Ltd. (A.D.R.)                                 $       644,589
                                                                    ---------------
             Electrical Components &
             Equipment - 0.5%
    8,900    Emerson Electric Co.                                   $       615,346
                                                                    ---------------
             Industrial Conglomerates - 0.4%
    3,200    Honeywell International, Inc.                          $       460,960
                                                                    ---------------
             Industrial Machinery - 2.0%
   77,718    Gorman-Rupp Co.                                        $     2,720,130
                                                                    ---------------
             Trading Companies &
             Distributors - 1.0%
   11,196    Fastenal Co.                                           $       538,863
    9,602    Ferguson Plc                                                   778,900
                                                                    ---------------
                                                                    $     1,317,763
                                                                    ---------------
             Total Capital Goods                                    $     7,818,870
                                                                    ---------------
             COMMERCIAL & PROFESSIONAL
             SERVICES - 1.0%
             Human Resource &
             Employment Services - 0.2%
    5,193    Randstad NV                                            $       305,504
                                                                    ---------------
             Office Services & Supplies - 0.8%
   10,390    MSA Safety, Inc.                                       $     1,000,973
                                                                    ---------------
             Total Commercial &
             Professional Services                                  $     1,306,477
                                                                    ---------------

             CONSUMER DURABLES &
             APPAREL - 2.4%
             Apparel, Accessories &
             Luxury Goods - 2.1%
   11,188    Carter's, Inc.                                         $     1,212,667
   19,860    VF Corp.                                                     1,618,987
                                                                    ---------------
                                                                    $     2,831,654
                                                                    ---------------
             Leisure Products - 0.3%
    4,786    Hasbro, Inc.                                           $       441,796
                                                                    ---------------
             Total Consumer
             Durables & Apparel                                     $     3,273,450
                                                                    ---------------
             CONSUMER SERVICES - 3.1%
             Hotels, Resorts &
             Cruise Lines - 1.3%
   26,736    InterContinental Hotels Group Plc                      $     1,664,498
    1,296    InterContinental Hotels Group Plc (A.D.R.)                      81,220
                                                                    ---------------
                                                                    $     1,745,718
                                                                    ---------------
             Leisure Facilities - 1.5%
   32,017    Cedar Fair LP                                          $     2,017,391
                                                                    ---------------
             Restaurants - 0.3%
    2,807    Cracker Barrel Old Country Store, Inc.                 $       438,482
                                                                    ---------------
             Total Consumer Services                                $     4,201,591
                                                                    ---------------
             DIVERSIFIED FINANCIALS - 7.7%
             Asset Management &
             Custody Banks - 6.7%
   40,013    Bank of New York Mellon Corp.                          $     2,157,901
   31,015    Invesco, Ltd.                                                  823,758
   12,092    Northern Trust Corp.                                         1,244,146
   22,531    State Street Corp.                                           2,097,411
   22,379    T Rowe Price Group, Inc.                                     2,597,978
                                                                    ---------------
                                                                    $     8,921,194
                                                                    ---------------
             Investment Banking &
             Brokerage - 1.0%
   27,661    Morgan Stanley                                         $     1,311,132
                                                                    ---------------
             Total Diversified Financials                           $    10,232,326
                                                                    ---------------
             ENERGY - 9.3%
             Integrated Oil & Gas - 7.2%
   20,232    Chevron Corp.                                          $     2,557,932
   45,796    Exxon Mobil Corp.                                            3,788,703
   22,318    Occidental Petroleum Corp.                                   1,867,570
   13,928    Royal Dutch Shell Plc, Class A (A.D.R.)                        964,236
    7,300    TOTAL SA (A.D.R.)                                              442,088
                                                                    ---------------
                                                                    $     9,620,529
                                                                    ---------------
             Oil & Gas Equipment &
             Services - 0.7%
   20,391    Halliburton Co.                                        $       918,818
                                                                    ---------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/18 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

 Shares                                                                       Value
             Oil & Gas Refining &
             Marketing - 1.4%
   16,308    Phillips 66                                            $     1,831,551
                                                                    ---------------
             Total Energy                                           $    12,370,898
                                                                    ---------------
             FOOD & STAPLES
             RETAILING - 0.9%
             Food Retail - 0.9%
   40,498    Kroger Co.                                             $     1,152,168
                                                                    ---------------
             Total Food & Staples Retailing $                             1,152,168
                                                                    ---------------
             FOOD, BEVERAGE &
             TOBACCO - 9.5%
             Packaged Foods & Meats - 7.8%
    2,253    Calavo Growers, Inc.                                   $       216,626
      115    Chocoladefabriken Lindt & Spruengli AG                         745,940
   28,286    General Mills, Inc.                                          1,251,938
    6,795    Hershey Co.                                                    632,343
    5,511    JM Smucker Co.                                                 592,322
    6,283    John B Sanfilippo & Son, Inc.                                  467,769
   19,209    Kellogg Co.                                                  1,342,133
   12,483    Lamb Weston Holdings, Inc.                                     855,210
    5,517    McCormick & Co., Inc.                                          640,469
   43,866    Mondelez International, Inc., Class A                        1,798,506
   28,664    Pinnacle Foods, Inc.                                         1,864,880
                                                                    ---------------
                                                                    $    10,408,136
                                                                    ---------------
             Soft Drinks - 1.7%
   18,189    Dr. Pepper Snapple Group, Inc.                         $     2,219,058
                                                                    ---------------
             Total Food, Beverage & Tobacco                         $    12,627,194
                                                                    ---------------
             HEALTH CARE EQUIPMENT &
             SERVICES - 2.0%
             Health Care Equipment - 2.0%
   25,962    Abbott Laboratories                                    $     1,583,422
   56,706    Smith & Nephew Plc                                           1,045,637
                                                                    ---------------
             Total Health Care
             Equipment & Services                                   $     2,629,059
                                                                    ---------------
             HOUSEHOLD & PERSONAL
             PRODUCTS - 1.5%
             Household Products - 1.5%
    8,593    Clorox Co.                                             $     1,162,203
   10,036    Procter & Gamble Co.                                           783,410
                                                                    ---------------
             Total Household &
             Personal Products                                      $     1,945,613
                                                                    ---------------
             INSURANCE - 4.7%
             Life & Health Insurance - 2.5%
   24,061    Lincoln National Corp.                                 $     1,497,798
   45,923    Sun Life Financial, Inc.                                     1,843,349
                                                                    ---------------
                                                                    $     3,341,147
                                                                    ---------------
             Multi-line Insurance - 0.9%
   24,223    Hartford Financial Services Group, Inc.                $     1,238,522
                                                                    ---------------
             Property & Casualty
             Insurance - 1.3%
   13,418    Chubb, Ltd.                                            $     1,704,354
                                                                    ---------------
             Total Insurance                                        $     6,284,023
                                                                    ---------------
             MATERIALS - 9.5%
             Aluminum - 1.1%
   14,603    Kaiser Aluminum Corp.                                  $     1,520,318
                                                                    ---------------
             Diversified Chemicals - 0.9%
   19,009    DowDuPont, Inc.                                        $     1,253,073
                                                                    ---------------
             Diversified Metals &
             Mining - 1.9%
   11,852    Compass Minerals International, Inc.                   $       779,269
   14,710    Materion Corp.                                                 796,547
   20,476    Southern Copper Corp.                                          959,710
                                                                    ---------------
                                                                    $     2,535,526
                                                                    ---------------

             Paper Packaging - 0.6%
   15,834    International Paper Co.                                $       824,635
                                                                    ---------------
             Specialty Chemicals - 2.5%
   13,485    Celanese Corp., Class A                                $     1,497,644
      280    Givaudan SA                                                    636,094
   11,715    HB Fuller Co.                                                  628,861
   10,394    Johnson Matthey Plc                                            496,154
                                                                    ---------------
                                                                    $     3,258,753
                                                                    ---------------
             Steel - 2.5%
   28,408    Nucor Corp.                                            $     1,775,500
   17,171    Reliance Steel & Aluminum Co.                                1,503,149
                                                                    ---------------
                                                                    $     3,278,649
                                                                    ---------------
             Total Materials                                        $    12,670,954
                                                                    ---------------
             MEDIA - 1.5%
             Broadcasting - 0.7%
   18,289    CBS Corp., Class B                                     $     1,028,208
                                                                    ---------------
             Publishing - 0.8%
    6,281    John Wiley & Sons, Inc., Class A                       $       391,934
   12,764    Meredith Corp.                                                 650,964
                                                                    $     1,042,898
                                                                    ---------------
             Total Media                                            $     2,071,106
                                                                    ---------------
             PHARMACEUTICALS,
             BIOTECHNOLOGY &
             LIFE SCIENCES - 7.9%
             Pharmaceuticals - 7.9%
   51,565    AstraZeneca Plc (A.D.R.)                               $     1,810,447
   10,426    Eli Lilly & Co.                                                889,651
   19,976    GlaxoSmithKline Plc (A.D.R.)                                   805,233
    9,905    Johnson & Johnson                                            1,201,873
   43,267    Merck & Co., Inc.                                            2,626,307
   60,884    Pfizer, Inc.                                                 2,208,871
   11,769    Zoetis, Inc., Class A                                        1,002,601
                                                                    ---------------
             Total Pharmaceuticals,
             Biotechnology & Life Sciences                          $    10,544,983
                                                                    ---------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

 Shares                                                                       Value
             REAL ESTATE - 3.0%
             Office REIT - 2.5%
   13,798    Alexandria Real Estate Equities, Inc.                  $     1,740,894
   16,305    SL Green Realty Corp.                                        1,639,141
                                                                    ---------------
                                                                    $     3,380,035
                                                                    ---------------
             Residential REIT - 0.5%
    7,341    Camden Property Trust                                  $       668,986
                                                                    ---------------
             Total Real Estate                                      $     4,049,021
                                                                    ---------------
             RETAILING - 3.7%
             Department Stores - 1.7%
   44,056    Nordstrom, Inc.                                        $     2,281,220
                                                                    ---------------
             Distributors - 0.7%
   10,356    Genuine Parts Co.                                      $       950,577
                                                                    ---------------
             General Merchandise
             Stores - 1.3%
   22,762    Target Corp.                                           $     1,732,643
                                                                    ---------------
             Total Retailing                                        $     4,964,440
                                                                    ---------------
             SEMICONDUCTORS &
             SEMICONDUCTOR
             EQUIPMENT - 5.2%
             Semiconductor Equipment - 1.2%
    4,567    Cabot Microelectronics Corp.                           $       491,226
   10,252    KLA-Tencor Corp.                                             1,051,138
                                                                    ---------------
                                                                    $     1,542,364
                                                                    ---------------
             Semiconductors - 4.0%
   28,472    Microchip Technology, Inc.                             $     2,589,528
   18,112    Taiwan Semiconductor
             Manufacturing Co., Ltd. (A.D.R.)                               662,175
    9,193    Texas Instruments, Inc.                                      1,013,528
   17,330    Xilinx, Inc.                                                 1,130,956
                                                                    ---------------
                                                                    $     5,396,187
                                                                    ---------------
             Total Semiconductors &
             Semiconductor Equipment                                $     6,938,551
                                                                    ---------------
             SOFTWARE & SERVICES - 2.1%
             IT Consulting & Other
             Services - 1.8%
    7,963    Amdocs, Ltd.                                           $       527,071
    8,316    International Business Machines Corp.                        1,161,745
   11,096    Leidos Holdings, Inc.                                          654,664
                                                                    ---------------
                                                                    $     2,343,480
                                                                    ---------------
             Systems Software - 0.3%
    9,927    Oracle Corp.                                           $       437,384
                                                                    ---------------
             Total Software & Services                              $     2,780,864
                                                                    ---------------
             TECHNOLOGY HARDWARE &
             EQUIPMENT - 3.5%
             Communications
             Equipment - 1.6%
   41,677    Cisco Systems, Inc.                                    $     1,793,361
    3,083    Motorola Solutions, Inc.                                       358,769
                                                                    ---------------
                                                                    $     2,152,130
                                                                    ---------------
             Electronic Manufacturing
             Services - 0.8%
   11,062    TE Connectivity, Ltd.                                  $       996,244
                                                                    ---------------
             Technology Hardware,
             Storage & Peripherals - 1.1%
   67,064    HP, Inc.                                               $     1,521,682
                                                                    ---------------
             Total Technology
             Hardware & Equipment                                   $     4,670,056
                                                                    ---------------
             TELECOMMUNICATION
             SERVICES - 2.1%
             Integrated Telecommunication
             Services - 2.1%
   23,394    BCE, Inc.                                              $       947,223
   35,793    Verizon Communications, Inc.                                 1,800,746
                                                                    ---------------
             Total Telecommunication
             Services                                               $     2,747,969
                                                                    ---------------
             UTILITIES - 7.3%
             Electric Utilities - 2.4%
   40,630    Alliant Energy Corp.                                   $     1,719,461
   14,935    American Electric Power Co., Inc.                            1,034,249
    8,111    Eversource Energy                                              475,386
                                                                    ---------------
                                                                    $     3,229,096
                                                                    ---------------
             Gas Utilities - 1.0%
   25,137    National Fuel Gas Co.                                  $     1,331,256
                                                                    ---------------
             Multi-Utilities - 3.9%
   18,492    Ameren Corp.                                           $     1,125,238
   12,346    Consolidated Edison, Inc.                                      962,741
   55,610    NiSource, Inc.                                               1,461,431
   25,816    WEC Energy Group, Inc.                                       1,669,004
                                                                    $     5,218,414
                                                                    ---------------
             Total Utilities                                        $     9,778,766
                                                                    ---------------
             TOTAL COMMON STOCKS

             (Cost $101,954,143)                                    $   132,805,605
                                                                    ---------------
             TOTAL INVESTMENTS IN
             UNAFFILIATED ISSUERS - 99.6%
             (Cost $101,954,143)                                    $   132,805,605
                                                                    ---------------
             OTHER ASSETS AND
             LIABILITIES - 0.4%                                     $       502,065
                                                                    ---------------
             NET ASSETS - 100.0%                                    $   133,307,670
                                                                    ===============

   The accompanying notes are an integral part of these financial statements.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/18 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

(A.D.R.) American Depository Receipts.

REIT     Real Estate Investment Trust.

Purchases and sales of securities (excluding temporary cash investments) for the six months ended June 30, 2018, aggregated $35,342,663 and $245,498,280, respectively.

The Portfolio is permitted to engage in purchase and sale transactions ("cross trades") with certain funds and accounts for which Amundi Pioneer Investment Management, Inc. (the "Adviser"), serves as the Portfolio's investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are affected at current market prices. During the six months ended June 30, 2018, the Portfolio did not engage in cross trade activity.

At June 30, 2018, the net unrealized appreciation on investments based on cost for federal tax purposes of $99,620,936 was as follows:

     Aggregate gross unrealized appreciation for all investments
     in which there is an excess of value over tax cost              $34,902,303

     Aggregate gross unrealized depreciation for all investments
     in which there is an excess of tax cost over value               (1,717,634)
                                                                     -----------
     Net unrealized appreciation                                     $33,184,669
                                                                     ===========

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels below.

Level 1 - quoted prices in active markets for identical securities.

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements -- Note 1A.

Level 3 - significant unobservable inputs (including the Portfolio's own assumptions in determining fair value of investments). See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of June 30, 2018, in valuing the Portfolio's investments.

                               Level 1        Level 2    Level 3       Total
Common Stocks               $132,805,605      $    --    $    --    $132,805,605
                            ------------      -------    -------    ------------
    Total Investments
       in Securities        $132,805,605      $    --    $    --    $132,805,605
                            ============      =======    =======    ============

During the six months ended June 30, 2018, there were no transfers between Levels 1, 2 and 3.

   The accompanying notes are an integral part of these financial statements.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 6/30/18 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS:
  Investments in unaffiliated issuers, at value (cost $101,954,143)                     $132,805,605
  Foreign currencies, at value (cost $6,505)                                                   6,308
  Receivables --
     Investment securities sold                                                            1,672,156
     Portfolio shares sold                                                                    30,309
     Dividends                                                                               366,900
  Other assets                                                                                 5,076
                                                                                        ------------
         Total assets                                                                   $134,886,354
                                                                                        ------------
LIABILITIES:
   Due to Custodian                                                                     $    701,935
   Payables --
     Investment securities purchased                                                         771,302
     Portfolio shares repurchased                                                             58,751
   Due to affiliates                                                                          10,694
   Accrued expenses                                                                           36,002
                                                                                        ------------
         Total liabilities                                                              $  1,578,684
                                                                                        ------------
NET ASSETS:
  Paid-in capital                                                                       $ 54,907,559
  Undistributed net investment income                                                      3,390,403
  Accumulated net realized gain on investments                                            44,175,873
  Net unrealized appreciation on investments                                              30,833,835
                                                                                        ------------
        Net assets                                                                      $133,307,670
                                                                                        ------------
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
   Class I (based on $97,077,071/3,739,585 shares)                                      $      25.96
                                                                                        ============
   Class II (based on $36,230,599/1,383,281 shares)                                     $      26.19
                                                                                        ============

   The accompanying notes are an integral part of these financial statements.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (UNAUDITED)
--------------------------------------------------------------------------------

For the Six Months Ended 6/30/18

INVESTMENT INCOME:
  Dividends from unaffiliated issuers (net of foreign taxes withheld $55,927)  $   3,404,054
  Interest from unaffiliated issuers                                                   2,647
                                                                               -------------
        Total investment income                                                                $   3,406,701
                                                                                               -------------
EXPENSES:
  Management fees                                                              $     814,861
  Administrative expense                                                              55,490
  Distribution fees
     Class II                                                                        187,069
  Custodian fees                                                                       9,303
  Professional fees                                                                   31,022
  Printing expense                                                                     5,344
  Trustees' fees                                                                       4,717
  Miscellaneous                                                                        4,252
                                                                               -------------
     Total expenses                                                                            $   1,112,058
                                                                                               -------------
         Net investment income                                                                 $   2,294,643
                                                                                               -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on:
     Investments in unaffiliated issuers                                       $  44,895,304
     Other assets and liabilities denominated in foreign currencies                   12,313   $  44,907,617
                                                                               -------------   -------------
  Change in net unrealized appreciation (depreciation) on:
     Investments in unaffiliated issuers                                       $ (53,383,068)
     Other assets and liabilities denominated in foreign currencies                   (5,251)  $ (53,388,319)
                                                                               -------------   -------------
  Net realized and unrealized gain (loss) on investments                                       $  (8,480,702)
                                                                                               -------------
  Net decrease in net assets resulting from operations                                         $  (6,186,059)
                                                                                               =============

   The accompanying notes are an integral part of these financial statements.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                              Six Months
                                                                                Ended
                                                                               6/30/18         Year Ended
                                                                             (unaudited)        12/31/17
FROM OPERATIONS:
Net investment income (loss)                                               $    2,294,643      $   6,292,025
Net realized gain (loss) on investments                                        44,907,617         25,715,341
Change in net unrealized appreciation (depreciation) on investments           (53,388,319)        19,923,265
                                                                           --------------      -------------
      Net increase (decrease) in net assets resulting from operations      $   (6,186,059)     $  51,930,631
                                                                           --------------      -------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
      Class I ($0.34 and $0.55 per share, respectively)                    $   (1,052,852)     $  (2,144,299)
      Class II ($0.29 and $0.47 per share, respectively)                       (1,261,830)        (3,409,144)
Net realized gain:
      Class I ($6.20 and $2.72 per share, respectively)                       (18,958,876)       (10,906,421)
      Class II ($6.20 and $2.72 per share, respectively)                       (6,922,509)       (19,142,823)
                                                                           --------------      -------------
          Total distributions to shareowners                               $  (28,196,067)     $ (35,602,687)
                                                                           --------------      -------------

FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sales of shares                                          $    6,570,965      $  24,561,164
Reinvestment of distributions                                                  28,196,067         35,602,687
Cost of shares repurchased                                                   (220,248,886)       (85,252,015)
                                                                           --------------      -------------
      Net decrease in net assets resulting from
         Portfolio share transactions                                      $ (185,481,854)     $ (25,088,164)
                                                                           --------------      -------------
      Net decrease in net assets                                           $ (219,863,980)     $  (8,760,220)
NET ASSETS:
Beginning of period                                                        $  353,171,650      $ 361,931,870
                                                                           --------------      -------------
End of period                                                              $  133,307,670      $ 353,171,650
                                                                           ==============      =============
Undistributed net investment income                                        $    3,390,403      $   3,410,442
                                                                           ==============      =============

                                            Six Months        Six Months
                                              Ended             Ended
                                             6/30/18           6/30/18         Year Ended        Year Ended
                                              Shares           Amount           12/31/17          12/31/17
                                           (unaudited)       (unaudited)         Shares            Amount
CLASS I
Shares sold                                   73,695       $    2,340,271         210,432     $   6,628,505
Reinvestment of distributions                761,217           20,011,728         436,482        13,050,720
Less shares repurchased                     (332,797)         (10,355,338)     (1,628,439)      (51,909,565)
                                          ----------       --------------      ----------     -------------
   Net increase (decrease)                   502,115       $   11,996,661        (981,525)    $ (32,230,340)
                                          ==========       ==============      ==========     =============
CLASS II
Shares sold                                  130,677       $    4,230,694         563,150     $  17,932,659
Reinvestment of distributions                302,967            8,184,339         749,625        22,551,967
Less shares repurchased                   (6,633,532)        (209,893,548)     (1,051,989)      (33,342,450)
                                          ----------       --------------      ----------     -------------
   Net increase (decrease)                (6,199,888)      $ (197,478,515)        260,786     $   7,142,176
                                          ==========       ==============      ==========     =============

   The accompanying notes are an integral part of these financial statements.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


                                                           Six Months
                                                              Ended
                                                             6/30/18     Year Ended  Year Ended   Year Ended   Year Ended Year Ended
                                                           (unaudited)    12/31/17    12/31/16*    12/31/15*    12/31/14*  12/31/13
Class I
Net asset value, beginning of period                        $ 32.49       $  31.25     $  28.18      $ 29.70      $ 27.04   $ 21.48
                                                            -------       --------     --------      -------      -------   -------
Increase (decrease) from investment operations:
    Net investment income (loss)                            $  0.32(a)    $   0.60(a)  $   0.67(a)   $  0.63(a)   $  0.92   $  0.64
    Net realized and unrealized gain (loss) on investments    (0.31)          3.91         4.69        (0.47)        2.58      5.55
                                                            -------       --------     --------      -------      -------   -------
       Net increase (decrease) from investment operations   $  0.01       $   4.51     $   5.36      $  0.16      $  3.50   $  6.19
                                                            -------       --------     --------      -------      -------   -------
Distribution to shareowners:
    Net investment income                                   $ (0.34)      $  (0.55)    $  (0.61)     $ (0.58)     $ (0.84)  $ (0.63)
    Net realized gain                                         (6.20)         (2.72)       (1.68)       (1.10)          --        --
                                                            -------       --------     --------      -------      -------   -------
Total distributions                                         $ (6.54)      $  (3.27)    $  (2.29)     $ (1.68)     $ (0.84)  $ (0.63)
                                                            -------       --------     --------      -------      -------   -------
       Net increase (decrease) in net asset value           $ (6.53)      $   1.24     $   3.07      $ (1.52)     $  2.66   $  5.56
                                                            -------       --------     --------      -------      -------   -------
Net asset value, end of period                              $ 25.96       $  32.49     $  31.25      $ 28.18      $ 29.70   $ 27.04
                                                            =======       ========     ========      =======      =======   =======
Total return (b)                                              (0.10)%(c)     15.46%       19.80%(d)     0.50%(e)    13.07%    29.10%
Ratios of net expenses to average net assets (f)               0.77%(g)       0.71%        0.72%        0.72%        0.72%     0.72%
Ratio of net investment income (loss) to average net assets    2.01%(g)       1.90%        2.31%        2.18%        3.10%     2.47%
Portfolio turnover rate                                          14%(c)         33%          37%          51%          38%       22%
Net assets, end of period (in thousands)                    $97,077       $105,198     $131,825      $84,694      $97,610   $96,986

* The Portfolio was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(c)   Not annualized.

(d) If the Portfolio had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2016, the total return would have been 19.76%.

(e) If the Portfolio had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2015, the total return would have been 0.42%.

(f)   Includes interest expense of 0.00%, 0.00%, 0.00%, 0.00%, 0.00%+ and 0.00%, respectively.

(g)   Annualized.

+     Amount rounds to less than 0.01%.

NOTE: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

   The accompanying notes are an integral part of these financial statements.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

                                                          Six Months
                                                             Ended
                                                            6/30/18     Year Ended   Year Ended   Year Ended  Year Ended  Year Ended
                                                          (unaudited)    12/31/17     12/31/16*    12/31/15*   12/31/14*   12/31/13
Class II
Net asset value, beginning of period                        $ 32.70       $  31.43    $  28.33     $  29.87     $  27.20   $  21.60
                                                            -------       --------    --------     --------     --------   --------
Increase (decrease) from investment operations:
    Net investment income (loss)                            $  0.28(a)    $   0.52(a) $   0.60(a)  $   0.57(a)  $   0.78   $   0.49
    Net realized and unrealized gain (loss) on investments    (0.30)          3.94        4.72        (0.49)        2.66       5.68
                                                            -------       --------    --------     --------     --------   --------
       Net increase (decrease) from investment operations   $ (0.02)      $   4.46    $   5.32     $   0.08     $   3.44   $   6.17
                                                            -------       --------    --------     --------     --------   --------
Distribution to shareowners:
    Net investment income                                   $ (0.29)      $  (0.47)   $  (0.54)    $  (0.52)    $  (0.77)  $  (0.57)
    Net realized gain                                         (6.20)         (2.72)      (1.68)       (1.10)          --         --
                                                            -------       --------    --------     --------     --------   --------
Total distributions                                         $ (6.49)      $  (3.19)   $  (2.22)    $  (1.62)    $  (0.77)  $  (0.57)
                                                            -------       --------    --------     --------     --------   --------
       Net increase (decrease) in net asset value           $ (6.51)      $   1.27    $   3.10     $  (1.54)    $   2.67   $   5.60
                                                            -------       --------    --------     --------     --------   --------
Net asset value, end of period                              $ 26.19       $  32.70    $  31.43     $  28.33     $  29.87   $  27.20
                                                            =======       ========    ========     ========     ========   ========
Total return (b)                                              (0.19)%(c)     15.18%      19.53%(d)     0.22%(e)    12.77%     28.83%
Ratios of net expenses to average net assets(f)                0.97%(g)       0.97%       0.96%        0.97%        0.97%      0.97%
Ratio of net investment income (loss) to average net assets    1.71%(g)       1.65%       2.07%        1.95%        2.84%      2.23%
Portfolio turnover rate                                          14%(c)         33%         37%          51%          38%        22%
Net assets, end of period (in thousands)                    $36,231       $247,973    $230,107     $185,158     $162,865   $134,979


* The Portfolio was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(c)   Not annualized.

(d) If the Portfolio had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2016, the total return would have been 19.49%.

(e) If the Portfolio had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2015, the total return would have been 0.18%.

(f)   Includes interest expense of 0.00%, 0.00%, 0.00%, 0.00%, 0.00%+ and 0.00%, respectively.

(g)   Annualized.

+     Amount rounds to less than 0.01%.

NOTE: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

   The accompanying notes are an integral part of these financial statements.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/18
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer Equity Income VCT Portfolio (the "Portfolio") is one of 8 portfolios comprising Pioneer Variable Contracts Trust (the "Trust"), a Delaware statutory trust. The Portfolio is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objectives of the Portfolio are current income and long-term growth of capital from a portfolio consisting primarily of income producing equity securities of U.S. corporations.

The Portfolio offers two classes of shares designated as Class I and Class II shares. Each class of shares represents an interest in the same schedule of investments of the Portfolio and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Portfolio gives the Board of Trustees the flexibility to specify either per share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per share voting, each share of a class of the Portfolio is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class I shares.

Portfolio shares may be purchased only by insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.

On July 3, 2017, Amundi acquired Pioneer Investments, a group of asset management companies located throughout the world. Amundi, one of the world's largest asset managers, is headquartered in Paris, France. As a result of the transaction, Pioneer Investment Management, Inc., the Portfolio's investment adviser, became an indirect wholly owned subsidiary of Amundi and Amundi's wholly owned subsidiary, Amundi USA, Inc. Prior to July 3, 2017, Pioneer Investments was owned by Pioneer Global Asset Management S.p.A., a wholly owned subsidiary of UniCredit S.p.A.

In connection with the transaction, the names of the Portfolio's investment adviser and principal underwriter changed. Effective July 3, 2017, the name of Pioneer Investment Management, Inc. changed to Amundi Pioneer Asset Management, Inc. (the "Adviser") and the name of Pioneer Funds Distributor, Inc. changed to Amundi Pioneer Distributor, Inc. (the "Distributor").

In October 2016, the Securities and Exchange Commission ("SEC") released its Final Rule on Investment Company Reporting Modernization. In addition to introducing two new regulatory reporting forms (Form N-PORT and Form N-CEN), the Final Rule amends Regulation S-X, which impacts financial statement presentation, particularly related to the presentation of derivative investments. The Portfolio's financial statements were prepared in compliance with the amendments to Regulation S-X.

The Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles ("U.S. GAAP") that require the management of the Portfolio to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains or losses on investments during the reporting period. Actual results could differ from those estimates.

The Portfolio is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements:

A.   Security Valuation

     The net asset value of the Portfolio is computed once daily, on each day the New York Stock Exchange ("NYSE") is open, as of the close of regular trading on the NYSE.

     Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

     The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

     computing the net asset value of the Portfolio's shares are determined as of such times. The Portfolio may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

     Securities for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Portfolio's Board of Trustees. The Adviser's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

     Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Portfolio may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Portfolio's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Portfolio's securities may differ significantly from exchange prices and such differences could be material.

     At June 30, 2018, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services, broker-dealer or using third party insurance industry pricing model).

B.   Investment Income and Transactions

     Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence.

     Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.

     Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-inkind) income upon receipt and is included in interest and dividend income, respectively.

     Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.   Foreign Currency Translation

     The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

     Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.

D.   Federal Income Taxes

     It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of December 31, 2017, the Portfolio did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

     The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/18                                (continued)
--------------------------------------------------------------------------------

     The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended December 31, 2017 was as follows:

     ---------------------------------------------------------------------------
                                                                        2017
     ---------------------------------------------------------------------------
     Distributions paid from:
     Ordinary income                                                $  5,680,536
     Long-term capital gain                                           29,922,151
                                                                    ------------
       Total                                                        $ 35,602,687
                                                                    ============

     The following shows the components of distributable earnings on a federal income tax basis at December 31, 2017:

     ---------------------------------------------------------------------------
                                                                        2017
     ---------------------------------------------------------------------------
     Distributable earnings:
     Undistributed long-term capital gain                           $ 25,881,177
     Undistributed ordinary income                                       345,699
     Net unrealized appreciation                                      86,555,361
                                                                    ------------
      Total                                                         $112,782,237
                                                                    ============

     The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax deferral of losses on wash sales, the tax basis adjustment on partnerships, REITs and common stocks.

E.   Portfolio Shares and Class Allocations

     The Portfolio records sales and repurchases of its shares as of trade date. Distribution fees for Class II shares are calculated based on the average daily net asset value attributable to Class II shares of the Portfolio (see
     Note 4). Class I shares do not pay distribution fees.

     Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on its respective percentage of the adjusted net assets at the beginning of the day.

     All expenses and fees paid to the Portfolio's transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

     Dividends and distributions to shareholders are recorded on the ex-dividend date. Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class I and Class II shares can reflect different transfer agent and distribution expense rates.

F.   Risks

     The value of securities held by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

     At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making the Portfolio more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Portfolio's prospectus contains unaudited information regarding the Portfolio's principal risks. Please refer to that document when considering the Portfolio's principal risks.

     With the increased use of technologies such as the Internet to conduct business, the Portfolio is susceptible to operational, information security and related risks. While the Portfolio's Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Portfolio cannot control the cybersecurity plans and systems put in place by service providers to the Portfolio such as Brown Brothers Harriman & Co., the Portfolio's custodian and accounting agent, and DST Asset Manager Solutions, Inc., the Portfolio's transfer agent. In addition, many beneficial owners of Portfolio shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Portfolio nor Amundi Pioneer exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at Amundi Pioneer or the Portfolio's service providers or intermediaries have the ability to cause disruptions and impact business operations potentially resulting in financial losses, interference with the Portfolio's ability to calculate its net asset value, impediments to trading, the inability of Portfolio shareowners to effect share purchases or receive distributions, loss of or unauthorized access to private shareowners information and violations of applicable privacy and other laws, regulatory fines,

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

     penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.

2. Management Agreement

The Adviser manages the Portfolio. Management fees are calculated daily at the annual rate of 0.65% of the Portfolio's average daily net assets up to $1 billion and 0.60% on assets over $1 billion. For the six months ended June 30, 2018, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.65% (annualized) of the Portfolio's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio as administrative reimbursements. Included in "Due to affiliates" reflected in the Statement of Assets and Liabilities is $9,700 in management fees, administrative costs and certain other reimbursements payable to the Adviser at June 30, 2018.

3. Transfer Agent

DST Asset Manager Solutions, Inc. serves as the transfer agent to the Portfolio at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Portfolio's omnibus relationship contracts.

4. Distribution Plan

The Portfolio has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class II shares. Pursuant to the Plan, the Portfolio pays the Distributor 0.25% of the average daily net assets attributable to Class II shares to compensate the Distributor for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by the Distributor in connection with the Portfolio's Class II shares. Included in "Due to affiliates" reflected in the Statement of Assets and Liabilities is $994 in distribution fees payable to the Distributor at June 30, 2018.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

Change in Independent Registered Public Accounting Firm

Prior to December 31, 2017 Pioneer Investment Management, Inc. (the "Adviser"), the Portfolio's investment adviser, was an indirect, wholly-owned subsidiary of UniCredit S.p.A. ("UniCredit"). On that date, UniCredit completed the sale of its Pioneer Investments business, which includes the Adviser, to Amundi (the "Transaction"). As a result of the Transaction, the Adviser became an indirect, whollyowned subsidiary of Amundi. Amundi is controlled by Credit Agricole S.A. Amundi is headquartered in Paris, France, and, as of September 30, 2016, had more than $1.1 trillion in assets under management worldwide.

Deloitte & Touche LLP ("D&T"), the Portfolio's previous independent registered public accounting firm, informed the Audit Committee and the Board that it would no longer be independent with respect to the Portfolio upon the completion of the Transaction as a result of certain services being provided to Amundi and Credit Agricole, and, accordingly, that it intended to resign as the Portfolio's independent registered public accounting firm upon the completion of the Transaction. D&T's resignation was effective on July 3, 2017, when the Transaction was completed.

During the periods as to which D&T has served as the Portfolio's independent registered public accounting firm, including the Portfolio's two most recent fiscal years, D&T's reports on the Portfolio's financial statements have not contained an adverse opinion or disclaimer of opinion and have not been qualified or modified as to uncertainty, audit scope or accounting principles. Further, there have been no disagreements with D&T on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of D&T, would have caused D&T to make reference to the subject matter of the disagreement in connection with its report on the financial statements. In addition, there have been no reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

Effective immediately following the completion of the Transaction on July 3, 2017, the Board, acting upon the recommendation of the Audit Committee, engaged a new independent registered public accounting firm, Ernst & Young LLP ("EY"), for the Portfolio's fiscal year ended December 31, 2017.

Prior to its engagement, EY had advised the Portfolio's Audit Committee that EY had identified the following matters, in each case relating to services rendered by other member firms of Ernst & Young Global Limited, all of which are located outside the United States, to UniCredit and certain of its subsidiaries during the period commencing July 1, 2016, that it determined to be inconsistent with the auditor independence rules set forth by the Securities and Exchange Commission ("SEC"): (a) project management support services to UniCredit in the Czech Republic, Germany, Italy, Serbia and Slovenia in relation to twenty-two projects, that were determined to be inconsistent with Rule 2-01(c)(4)(vi) of Regulation S-X (management functions); (b) two engagements for UniCredit in Italy where fees were contingent/success based and that were determined to be inconsistent with Rule 2-01(c)(5) of Regulation S-X (contingent fees); (c) four engagements where legal and expert services were provided to UniCredit in the Czech Republic and Germany, and twenty engagements where the legal advisory services were provided to UniCredit in Austria, Czech Republic, Italy and Poland, that were determined to be inconsistent with Rule 2-01(c)(4)(ix) and (x) of Regulation S-X (legal and expert services); and (d) two engagements for UniCredit in Italy involving assistance in the sale of certain assets, that were determined to be inconsistent with Rule 2-01(c)(4)(viii) of Regulation S-X (broker-dealer, investment adviser or investment banking services). None of the foregoing services involved the Portfolio, any of the other funds in the Pioneer Family of Funds or any other Pioneer entity sold by UniCredit in the Transaction.

EY advised the Audit Committee that it had considered the matters described above and had concluded that such matters would not impair EY's ability to exercise objective and impartial judgment in connection with the audits of the financial statements of the Portfolio under the SEC and Public Company Accounting Oversight Board independence rules, and that a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion. Management and the Audit Committee considered these matters and discussed the matters with EY and, based upon EY's description of the matters and statements made by EY, Management and the Audit Committee believe that EY will be capable of exercising objective and impartial judgment in connection with the audits of the financial statements of the Portfolio, and Management further believes that a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion.

[LOGO]   Amundi Pioneer
         ==============
       ASSET MANAGEMENT

Pioneer Variable Contracts Trust

Officers                                               Trustees
Lisa M. Jones, President and
Chief Executive Officer                                Thomas J. Perna, Chairman
Mark E. Bradley, Treasurer and                         David R. Bock
Chief Financial Officer                                Benjamin M. Friedman
Christopher J. Kelley, Secretary and                   Margaret B.W. Graham
Chief Legal Officer                                    Lisa M. Jones
                                                       Lorraine H. Monchak
                                                       Marguerite A. Piret
                                                       Fred J. Ricciardi
                                                       Kenneth J. Taubes

Investment Adviser and Administrator
Amundi Pioneer Asset Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Amundi Pioneer Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
DST Asset Manager Solutions, Inc.

[LOGO]   Amundi Pioneer
         ==============
       ASSET MANAGEMENT

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundipioneer.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.


                                                                   19610-12-0818

                                                          [LOGO]  Amundi Pioneer
                                                                  ==============
                                                                ASSET MANAGEMENT


                                                PIONEER VARIABLE CONTRACTS TRUST

                    Pioneer Mid Cap Value VCT Portfolio -- Class I and II Shares

                                                               SEMIANNUAL REPORT

                                                                   June 30, 2018

Please refer to your contract prospectus to determine the applicable share class offered under your contract.

                                                PIONEER VARIABLE CONTRACTS TRUST

Table of Contents
--------------------------------------------------------------------------------
Pioneer Mid Cap Value VCT Portfolio

   Portfolio and Performance Update                                            2

   Comparing Ongoing Portfolio Expenses                                        3

   Portfolio Management Discussion                                             4

   Schedule of Investments                                                     7

   Financial Statements                                                       10

   Notes to Financial Statements                                              15

   Additional Information                                                     19

   Trustees, Officers and Service Providers                                   21

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

Pioneer Variable Contracts Trust files a complete schedule of investments for the Portfolio with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO UPDATE 6/30/18
--------------------------------------------------------------------------------

Sector Distribution
(As a percentage of total investments)*

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Financials                                                                 23.9%
Industrials                                                                13.3%
Consumer Discretionary                                                     12.3%
Information Technology                                                     10.4%
Health Care                                                                 8.5%
Energy                                                                      8.3%
Real Estate                                                                 8.2%
Materials                                                                   6.4%
Utilities                                                                   4.0%
Consumer Staples                                                            2.9%
Telecommunication Services                                                  1.8%

5 Largest Holdings
(As a percentage of total investments)*

--------------------------------------------------------------------------------
 1. KeyCorp.                                                               2.95%
--------------------------------------------------------------------------------
 2. Lincoln National Corp.                                                 2.43
--------------------------------------------------------------------------------
 3. Freeport-McMoRan, Inc.                                                 2.35
--------------------------------------------------------------------------------
 4. Synchrony Financial                                                    2.35
--------------------------------------------------------------------------------
 5. Radian Group, Inc.                                                     2.34
--------------------------------------------------------------------------------

* Excludes temporary cash investments and all derivative contracts except for options purchased. The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities listed.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/18
--------------------------------------------------------------------------------

Prices and Distributions

Net Asset Value per Share                        6/30/18             12/31/17
  Class I                                        $18.33               $21.11
  Class II                                       $18.14               $20.87

                                  Net
Distributions per Share           Investment     Short-Term        Long-Term
(1/1/18 - 6/30/18)                Income         Capital Gains     Capital Gains
  Class I                         $ 0.1432       $    --           $   1.6568
  Class II                        $ 0.0907       $    --           $   1.6568

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Class I and II shares of Pioneer Mid Cap Value VCT Portfolio at net asset value during the periods shown, compared to that of the Russell Midcap Value Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

                                Pioneer Mid     Pioneer Mid
                                Cap Value       Cap Value
                                VCT             VCT             Russell
                                Portfolio       Portfolio       Midcap Value
                                Class I         Class II        Index
6/08                            $10,000         $10,000         $10,000
6/09                            $ 7,456         $ 7,435         $ 6,948
6/10                            $ 8,631         $ 8,592         $ 8,957
6/11                            $11,252         $11,172         $12,027
6/12                            $10,530         $10,425         $11,983
6/13                            $12,690         $12,536         $15,296
6/14                            $16,527         $16,289         $19,542
6/15                            $16,908         $16,618         $20,259
6/16                            $16,790         $16,456         $20,917
6/17                            $19,225         $18,801         $24,248
6/18                            $20,134         $19,647         $26,090

The Russell Midcap Value Index is an unmanaged index that measures the performance of U.S. mid-cap value stocks. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of June 30, 2018)

--------------------------------------------------------------------------------
                                                                  Russell Midcap
                                     Class I       Class II        Value Index
--------------------------------------------------------------------------------
10 Years                               7.25%          6.99%           10.06%
5 Years                                9.67%          9.40%           11.27%
1 Year                                 4.73%          4.50%            7.60%

All total returns shown assume reinvestment of distributions at net asset value.

The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------
As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds offered through your variable annuity contract. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.   Divide your account value by $1,000
     Example: an $8,600 account value (divided by) $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Mid Cap Value VCT Portfolio

Based on actual returns from January 1, 2018 through June 30, 2018.

     Share Class                                        I                  II
     ---------------------------------------------------------------------------
     Beginning Account Value on 1/1/18              $1,000.00          $1,000.00
     Ending Account Value on 6/30/18                $  952.00          $  951.40
     Expenses Paid During Period*                   $    3.53          $    4.74

* Expenses are equal to the Portfolio's annualized net expense ratio of 0.73% and 0.98% for Class I and Class II shares respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Mid Cap Value VCT Portfolio

Based on a hypothetical 5% per year return before expenses, reflecting the period from January 1, 2018 through June 30, 2018.

     Share Class                                        I                  II
     ---------------------------------------------------------------------------
     Beginning Account Value on 1/1/18              $1,000.00          $1,000.00
     Ending Account Value on 6/30/18                $1,021.17          $1,019.93
     Expenses Paid During Period*                   $    3.66          $    4.91

* Expenses are equal to the Portfolio's annualized net expense ratio of 0.73% and 0.98% for Class I and Class II shares respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/18
--------------------------------------------------------------------------------

A Word About Risk:

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

Investments in mid-sized companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than larger, more established companies.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

The Portfolio invests in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.

When interest rates rise, the prices of fixed-income securities in the Portfolio will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Portfolio will generally rise.

At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Call 800-688-9915 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

In the following interview, Edward T. "Ned" Shadek, Jr. discusses the factors that affected the performance of Pioneer Mid Cap Value VCT Portfolio during the six-month period ended June 30, 2018. Mr. Shadek, Senior Vice President, Director of Mid Cap Value, U.S., and a portfolio manager at Amundi Pioneer Asset Management, Inc. ("Amundi Pioneer"), is responsible for the day-to-day management of the Fund, along with Raymond K. Haddad*, a vice president and a portfolio manager at Amundi Pioneer.

Q:  How did the Portfolio perform during the six-month period ended June
    30, 2018?

A: Pioneer Mid Cap Value VCT Portfolio's Class I shares returned -4.80% at net asset value during the six-month period ended June 30, 2018, and Class II shares returned -4.86%, while the Portfolio's benchmark, the Russell Midcap Value Index, returned -0.16%.

Q: How would you describe the investment environment in the equity market during the six-month period ended June 30, 2018?

A: The six months featured a positive environment for domestic equity returns, driven primarily by strong corporate earnings, which showed solid year-over-year gains in each quarter reported during the period. Additionally, equity returns were buoyed by improved business and consumer confidence levels, which resulted in part from the enactment of reduced business and consumer income taxes beginning in 2018. Employment trends continued to improve as well, as the U.S. unemployment rate had dropped to 3.8% by the end of May, a multi-decade low, and the economy added more than 200,000 jobs in June, although the unemployment rate ticked up to 4.0%.

    The Standard & Poor's 500 Index (the S&P 500), which is a broad measure of large-cap domestic stocks, returned 2.65% for the six-month period. Within the mid-cap universe, growth stocks outpaced value stocks, as the Portfolio's benchmark, the Russell Midcap Value Index, finished the period in negative territory, returning -0.16% and significantly underperforming the Russell Midcap Growth Index, which returned 5.40%.

    Within the Russell Midcap Value Index (the Russell Index), six of the 11 sectors showed negative returns for the six-month period, with industrials (-7.69%) and consumer staples (-5.96%) faring the worst. Telecom services (+15.26%), information technology (+11.12%), and energy (+10.92%) were the Russell Index's best-performing sectors, by far.

Q: Which of your investment decisions had the greatest effects on the Portfolio's benchmark-relative performance during the six-month period ended June 30, 2018?

A: Stock selection results accounted for all of the Portfolio's benchmark-relative underperformance during the period. Stock selection was negative in six sectors for the Portfolio versus the Russell Index, with results in financials, energy, and information technology doing most of the damage, though selection in consumer discretionary also hurt relative returns.

    Sector allocation benefited the Portfolio's benchmark-relative returns over the six months, with an overweight to the outperforming information technology sector providing the biggest boost to relative returns.

* Mr. Haddad became a portfolio manager of Pioneer Mid Cap Value VCT Portfolio effective March 1, 2018.

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

Q: Which individual portfolio holdings detracted from and contributed to the Portfolio's benchmark-relative returns during the six-month period ended June 30, 2018?

A: The worst overall performer in the Portfolio relative to the Russell Index during the six-month period was a position in Goodyear Tire & Rubber (consumer discretionary). Shares of Goodyear declined during the period as the company missed on an earnings estimate. Increased costs for raw materials as well as other expenses were drags on Goodyear's earnings, while a competitive business environment and difficult industry conditions led to reduced sales and decreased profitability. Positions in Unum and Radian detracted the most from benchmark-relative returns among the Portfolio's holdings within the financials sector. Shares of Unum, a Fortune 500 insurance company, fell sharply in May due to weaker-than-expected first-quarter results as the company missed on its revenue forecast, primarily due to a significant increase in costs associated with long-term care insurance. Radian provides mortgage insurance and services to the real estate and mortgage-finance industries. During the second quarter of 2018, the MGIC (Mortgage Guaranty Insurance Corporation) announced reduced premium rates to reflect the lower U.S. corporate tax rates passed into law last December. That caused the share prices of mortgage insurers, including Radian, to drop on the expectation that their premium revenues will decline going forward. Industrials firm Owens Corning was another position that detracted from the Portfolio's benchmark-relative performance during the period. Owens Corning, a global producer of insulation, roofing, and fiberglass composites, saw its shares fall in the second quarter of this year due to a sizable earnings miss on the company's first-quarter results, with a decreased operating margin. Rising costs caused Owens Corning's composites and roofing segments to struggle, which drove the disappointing earnings results. In energy, the Portfolio's position in Cimarex Energy turned in disappointing performance during the period. Cimarex is a shale-oil producer with good acreage; however, the company currently lacks sufficient pipeline capacity to transport its product to all markets. That has forced Cimarex to sell its product at reduced prices compared to what other shale companies are receiving in the current rising oil-price environment. We ended up selling the Portfolio's Cimarex position before the end of the period.

    On the positive side, stock selection in health care contributed positively to the Portfolio's benchmark-relative returns, with Jazz Pharmaceuticals providing the biggest performance boost versus the Russell Index. Shares of Jazz rose in the second quarter of 2018 as a potential competitor for the company's top-selling drug, Xyrem, experienced delays, thus reassuring investors and leading to robust growth in sales of Xyrem. In addition, Jazz's management positively updated earnings guidance for the remainder of 2018. Despite the overall struggles within information technology, the Portfolio did hold some positions that performed well during the period, including Microsemi and CDW. Shares of semiconductor firm Microsemi moved higher after the company received a takeover bid from Microchip Technology. We sold the Portfolio's position after the takeover bid was announced. Shares of CDW, a technology provider, rose in the second quarter of 2018 on the strength of record first-quarter net sales and improved earnings guidance going forward. In addition, earnings per share came in significantly higher than analysts'

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/18                              (continued)
--------------------------------------------------------------------------------

    estimates. Finally, a position in Interpublic Group (consumer discretionary) aided the Portfolio's relative returns during the six-month period. Interpublic Group is an advertising firm. The company's share price had dropped significantly a year ago on slower revenue growth. In addition, the market had concerns about the long-term viability of advertising firms in the digital age. We felt the fears of secular decline in the advertising business were overblown, however, and were able to acquire Interpublic's stock at a good valuation after the dramatic price drop. Interpublic recently posted better-than-expected quarterly earnings, with margins increasing more than its competitors, as the company's management team has been able to demonstrate the ability to use the internet to create compelling advertising campaigns.

Q: Did the Portfolio have any derivative exposure during the six-month period ended June 30, 2018?

A: No, we did not invest the Portfolio in derivative securities during the period.

Q: What is your outlook for mid-cap stocks as we move into the second half of the calendar year?

A: As we look ahead, we remain cautiously optimistic about the relative and absolute return potential for mid-cap value equities. With an environment of reasonable economic growth, favorable interest rates, growth tailwinds in multiple industry groups and prospects for an acceleration in mergers and acquisitions, we believe mid-cap equities stand to benefit.

    We believe we have entered an environment of attractive, synchronized global economic growth, and we believe most key domestic economic indicators signal ongoing strength for the current business cycle -- but not strength that is likely to overheat the economy and cause the Federal Reserve to raise interest rates faster than current expectations.

Please refer to the Schedule of Investments on pages 7 to 9 for a full listing of Portfolio securities.

Past performance is no guarantee of future results.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of opinion as of the date of this report.

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/18 (UNAUDITED)
--------------------------------------------------------------------------------

 Shares                                                                    Value
             UNAFFILIATED ISSUERS - 100.2%
             COMMON STOCKS - 100.2% of
             Net Assets
             AUTOMOBILES &
             COMPONENTS - 3.3%
             Auto Parts &
             Equipment - 1.6%
118,282      BorgWarner, Inc.                                      $   5,105,051
                                                                   -------------
             Tires & Rubber - 1.7%
228,331      Goodyear Tire & Rubber Co.                            $   5,317,829
                                                                   -------------
             Total Automobiles &
             Components                                            $  10,422,880
                                                                   -------------
             BANKS - 11.7%
             Regional Banks - 9.3%
147,193      Cathay General Bancorp                                $   5,959,845
388,100      First Horizon National Corp.                              6,923,704
489,479      Huntington Bancshares, Inc.                               7,224,710
476,295      KeyCorp.                                                  9,306,804
                                                                   -------------
                                                                   $  29,415,063
                                                                   -------------
             Thrifts & Mortgage
             Finance - 2.4%
456,440      Radian Group, Inc.                                    $   7,403,457
                                                                   -------------
             Total Banks                                           $  36,818,520
                                                                   -------------
             CAPITAL GOODS - 10.2%
             Aerospace & Defense - 1.0%
 93,439      BAE Systems Plc (A.D.R.)                              $   3,234,858
                                                                   -------------
             Building Products - 2.6%
 86,544      Masco Corp.                                           $   3,238,477
 76,531      Owens Corning                                             4,849,769
                                                                   -------------
                                                                   $   8,088,246
                                                                   -------------
             Industrial
             Conglomerates - 1.5%
 45,053      Carlisle Cos., Inc.                                   $   4,879,690
                                                                   -------------
             Industrial Machinery - 3.7%
 71,435      Ingersoll-Rand Plc                                    $   6,409,863
119,337      Timken Co.                                                5,197,126
                                                                   -------------
                                                                   $  11,606,989
                                                                   -------------
             Trading Companies &
             Distributors - 1.4%
 30,321(a)   United Rentals, Inc.                                  $   4,475,986
                                                                   -------------
             Total Capital Goods                                   $  32,285,769
                                                                   -------------
             CONSUMER DURABLES &
             APPAREL - 2.6%
             Homebuilding - 1.8%
199,835      PulteGroup, Inc.                                      $   5,745,256
                                                                   -------------
             Leisure Products - 0.8%
 37,787      Brunswick Corp.                                       $   2,436,506
                                                                   -------------
             Total Consumer Durables &
             Apparel                                               $   8,181,762
                                                                   -------------
             CONSUMER SERVICES - 2.4%
             Hotels, Resorts & Cruise
             Lines - 1.6%
109,392(a)   Norwegian Cruise Line
             Holdings, Ltd.                                        $   5,168,772
                                                                   -------------
             Leisure Facilities - 0.8%
 33,636      Six Flags Entertainment Corp.                         $   2,356,202
                                                                   -------------
             Total Consumer Services                               $   7,524,974
                                                                   -------------
             DIVERSIFIED
             FINANCIALS - 6.0%
             Consumer Finance - 4.3%
 86,817      Discover Financial Services                           $   6,112,785
221,946      Synchrony Financial                                       7,408,558
                                                                   -------------
                                                                   $  13,521,343
                                                                   -------------
             Financial Exchanges &
             Data - 1.7%
 57,967      Nasdaq, Inc.                                          $   5,290,648
                                                                   -------------
             Total Diversified Financials                          $  18,811,991
                                                                   -------------
             ENERGY - 8.3%
             Oil & Gas Drilling - 1.5%
264,880      Patterson-UTI Energy, Inc.                            $   4,767,840
                                                                   -------------
             Oil & Gas Equipment &
             Services - 1.6%
116,810      National Oilwell Varco, Inc.                          $   5,069,554
                                                                   -------------
             Oil & Gas Exploration &
             Production - 4.8%
142,040      Devon Energy Corp.                                    $   6,244,078
191,988      Marathon Oil Corp.                                        4,004,870
 25,466      Pioneer Natural Resources Co.                             4,819,186
                                                                   -------------
                                                                   $  15,068,134
                                                                   -------------
             Oil & Gas Refining &
             Marketing - 0.4%
 29,597      PBF Energy, Inc., Class A                             $   1,241,002
                                                                   -------------
             Total Energy                                          $  26,146,530
                                                                   -------------
             FOOD & STAPLES
             RETAILING - 1.2%
             Food Retail - 1.2%
132,573      Kroger Co.                                            $   3,771,702
                                                                   -------------
             Total Food & Staples
             Retailing                                             $   3,771,702
                                                                   -------------
             FOOD, BEVERAGE &
             TOBACCO - 1.8%
             Agricultural Products - 1.8%
 50,048      Ingredion, Inc.                                       $   5,540,314
                                                                   -------------
             Total Food, Beverage &
             Tobacco                                               $   5,540,314
                                                                   -------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/18 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

 Shares                                                                    Value
             HEALTH CARE EQUIPMENT &
             SERVICES - 6.5%
             Health Care Equipment - 1.4%
107,266(a)   Hologic, Inc.                                         $   4,263,824
                                                                   -------------
             Health Care Facilities - 1.9%
 55,217      Universal Health Services, Inc.,
             Class B                                               $   6,153,382
                                                                   -------------
             Health Care Services - 1.3
 23,219(a)   Laboratory Corp. of America
             Holdings                                              $   4,168,507
                                                                   -------------
             Managed Health Care - 1.9%
 48,179(a)   Centene Corp.                                         $   5,936,135
                                                                   -------------
             Total Health Care
             Equipment & Services                                  $  20,521,848
                                                                   -------------
             INSURANCE - 6.2%
             Life & Health Insurance - 4.3%
123,083      Lincoln National Corp.                                $   7,661,917
160,533      Unum Group                                                5,938,115
                                                                   -------------
                                                                   $  13,600,032
                                                                   -------------
             Property & Casualty
             Insurance - 1.9%
307,484      Old Republic International Corp.                      $   6,122,007
                                                                   -------------
             Total Insurance                                       $  19,722,039
                                                                   -------------
             MATERIALS - 6.4%
             Copper - 2.3%
429,432      Freeport-McMoRan, Inc.                                $   7,411,996
                                                                   -------------
             Fertilizers & Agricultural
             Chemicals - 2.0%
224,092      Mosaic Co.                                            $   6,285,781
                                                                   -------------
             Specialty Chemicals - 2.1%
 59,176      Celanese Corp., Class A                               $   6,572,086
                                                                   -------------
             Total Materials                                       $  20,269,863
                                                                   -------------
             MEDIA - 1.8%
             Advertising - 1.8%
237,714      Interpublic Group of Cos., Inc.                       $   5,572,016
                                                                   -------------
             Total Media                                           $   5,572,016
                                                                   -------------
             PHARMACEUTICALS,
             BIOTECHNOLOGY &
             LIFE SCIENCES - 2.0%
             Pharmaceuticals - 2.0%
 37,078(a)   Jazz Pharmaceuticals Plc                              $   6,388,539
                                                                   -------------
             Total Pharmaceuticals,
             Biotechnology &
             Life Sciences                                         $   6,388,539
                                                                   -------------
             REAL ESTATE - 8.2%
             Hotels & Resorts REIT - 1.5%
153,556      Park Hotels & Resorts, Inc.                           $   4,703,420
                                                                   -------------
             Industrial REIT - 1.5%
168,098      Duke Realty Corp.                                     $   4,879,885
                                                                   -------------
             Residential REIT - 1.8%
250,090      American Homes 4 Rent, Class A                        $   5,546,996
                                                                   -------------
             Specialized REIT - 3.4%
 48,165      Digital Realty Trust, Inc.                            $   5,374,251
152,036      Gaming & Leisure Properties, Inc.                         5,442,889
                                                                   -------------
                                                                   $  10,817,140
                                                                   -------------
             Total Real Estate                                     $  25,947,441
                                                                   -------------
             RETAILING - 2.3%
             Department Stores - 0.8%
 36,242      Kohl's Corp.                                          $   2,642,042
                                                                   -------------
             General Merchandise
             Stores - 1.5%
 46,612      Dollar General Corp.                                  $   4,595,943
                                                                   -------------
             Total Retailing                                       $   7,237,985
                                                                   -------------
             SEMICONDUCTORS &
             SEMICONDUCTOR
             EQUIPMENT - 6.0%
             Semiconductor
             Equipment - 1.0%
 31,289      MKS Instruments, Inc.                                 $   2,994,357
                                                                   -------------
             Semiconductors - 5.0%
 71,561(a)   First Solar, Inc.                                     $   3,768,402
225,854      Marvell Technology Group, Ltd.                            4,842,310
328,549(a)   ON Semiconductor Corp.                                    7,305,287
                                                                   -------------
                                                                   $  15,915,999
                                                                   -------------
             Total Semiconductors &
             Semiconductor Equipment                               $  18,910,356
                                                                   -------------
             SOFTWARE & SERVICES - 1.9%
             IT Consulting & Other
             Services - 1.9%
 36,832      Booz Allen Hamilton Holding Corp.,
             Class A                                               $   1,610,663
 56,523      DXC Technology Co.                                        4,556,319
                                                                   -------------
             Total Software & Services                             $   6,166,982
                                                                   -------------
             TECHNOLOGY HARDWARE &
             EQUIPMENT - 2.5%
             Communications
             Equipment - 0.8%
 22,537      Motorola Solutions, Inc.                              $   2,622,631
                                                                   -------------
             Technology
             Distributors - 1.7%
 63,764      CDW Corp.                                             $   5,151,493
                                                                   -------------
             Total Technology Hardware &
             Equipment                                             $   7,774,124
                                                                   -------------
             TELECOMMUNICATION
             SERVICES - 1.8%
             Alternative Carriers - 1.8%
301,065      CenturyLink, Inc.                                     $   5,611,852
                                                                   -------------
             Total Telecommunication
             Services                                              $   5,611,852
                                                                   -------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

 Shares                                                                    Value
             TRANSPORTATION - 3.1%
             Airlines - 2.1%
 92,700(a)   United Continental Holdings, Inc.                     $   6,463,971
                                                                   -------------
             Railroads - 1.0%
 30,103      Kansas City Southern                                  $   3,189,714
                                                                   -------------
             Total Transportation                                  $   9,653,685
                                                                   -------------
             UTILITIES - 4.0%
             Electric Utilities - 1.9%
 74,951      Entergy Corp.                                         $   6,055,291
                                                                   -------------
             Multi-Utilities - 2.1%
119,404      Public Service Enterprise Group, Inc.                 $   6,464,533
                                                                   -------------
             Total Utilities                                       $  12,519,824
                                                                   -------------
             TOTAL COMMON STOCKS
             (Cost $280,396,592)                                   $ 315,800,996
                                                                   -------------
             TOTAL INVESTMENTS IN
             UNAFFILIATED
             ISSUERS - 100.2%
             (Cost $280,396,592)                                   $ 315,800,996
                                                                   -------------
             OTHER ASSETS AND
             LIABILITIES - (0.2)%                                  $    (550,397)
                                                                   -------------
             NET ASSETS - 100.0%                                   $ 315,250,599
                                                                   =============

REIT       Real Estate Investment Trust.

(A.D.R.)   American Depositary Receipts.

(a)        Non-income producing security.

Purchases and sales of securities (excluding temporary cash investments) for the six months ended June 30, 2018, aggregated $162,216,616 and $174,233,229, respectively.

The Portfolio is permitted to engage in purchase and sale transactions ("cross trades") with certain funds and accounts for which Amundi Pioneer Asset Management, Inc., (the "Adviser"), serves as the Portfolio's investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the six months ended June 30, 2018, the Portfolio did not engage in cross trade activity.

At June 30, 2018, the net unrealized appreciation on investments based on cost for federal tax purposes of $281,457,208 was as follows:

    Aggregate gross unrealized appreciation for all investments
    in which there is an excess of value over tax cost               $  39,676,322

    Aggregate gross unrealized depreciation for all investments
    in which there is an excess of tax cost over value                  (5,332,534)
                                                                     -------------
    Net unrealized appreciation                                      $  34,343,788
                                                                     =============

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels below.

Level 1 - quoted prices in active markets for identical securities.

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements -- Note 1A.

Level 3 - significant unobservable inputs (including the Portfolio's own assumptions in determining fair value of investments). See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of June 30, 2018, in valuing the Portfolio's investments.

                               Level 1        Level 2      Level 3        Total
Common Stocks               $ 315,800,996   $       --   $       --   $ 315,800,996
                            -------------   ----------   ----------   -------------
   Total
     Investments
     in Securities          $ 315,800,996   $       --   $       --   $ 315,800,996
                            =============   ==========   ==========   =============

During the six months ended June 30, 2018, there were no transfers between Levels 1, 2 and 3.

   The accompanying notes are an integral part of these financial statements.

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 6/30/18 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS:
  Investments in unaffiliated issuers, at value (cost $280,396,592)         $ 315,800,996
  Receivables --
     Investment securities sold                                                   706,679
     Portfolio shares sold                                                          7,095
     Dividends                                                                    325,272
  Other assets                                                                         18
                                                                            -------------
         Total assets                                                       $ 316,840,060
                                                                            -------------
LIABILITIES:
  Due to Custodian                                                          $   1,227,671
  Payables --
    Portfolio shares repurchased                                                  287,183
    Trustees' fees                                                                    281
  Due to affiliates                                                                30,629
  Accrued expenses                                                                 43,697
                                                                            -------------
         Total liabilities                                                  $   1,589,461
                                                                            -------------
NET ASSETS:
  Paid-in capital                                                           $ 258,832,513
  Undistributed net investment income                                           1,617,066
  Accumulated net realized gain on investments                                 19,396,616
  Net unrealized appreciation on investments                                   35,404,404
                                                                            -------------
        Net assets                                                          $ 315,250,599
                                                                            -------------
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
  Class I (based on $42,092,898/2,296,085 shares)                           $       18.33
                                                                            =============
  Class II (based on $273,157,701/15,059,632 shares)                        $       18.14
                                                                            =============

   The accompanying notes are an integral part of these financial statements.

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (UNAUDITED)
--------------------------------------------------------------------------------

  For the Six Months Ended 6/30/18

INVESTMENT INCOME:
  Dividends from unaffiliated issuers (net of foreign taxes withheld $66)   $ 3,174,839
  Interest from unaffiliated issuers                                              3,310
                                                                            -----------
     Total investment income                                                              $   3,178,149
                                                                                          -------------
EXPENSES:
  Management fees                                                           $ 1,069,427
  Administrative expense                                                         65,347
  Distribution fees
     Class II                                                                   354,234
  Custodian fees                                                                 11,726
  Professional fees                                                              26,993
  Printing expense                                                               14,075
  Trustees' fees                                                                  6,588
  Miscellaneous                                                                  12,493
                                                                            -----------
     Total expenses                                                                       $   1,560,883
                                                                                          -------------
         Net investment income                                                            $   1,617,266
                                                                                          -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on:
    Investments in unaffiliated issuers                                                   $  20,457,796
                                                                                          -------------
  Change in net unrealized appreciation (depreciation) on:
    Investments in unaffiliated issuers                                                   $ (38,193,533)
                                                                                          -------------
  Net realized and unrealized gain (loss) on investments                                  $ (17,735,737)
                                                                                          -------------
  Net decrease in net assets resulting from operations                                    $ (16,118,471)
                                                                                          =============

   The accompanying notes are an integral part of these financial statements.

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                              Six Months
                                                                                                Ended           Year
                                                                                               6/30/18         Ended
                                                                                             (unaudited)      12/31/17
FROM OPERATIONS:
Net investment income (loss)                                                                $   1,617,266   $   1,564,905
Net realized gain (loss) on investments                                                        20,457,796      25,927,381
Change in net unrealized appreciation (depreciation) on investments                           (38,193,533)     16,397,392
                                                                                            -------------   -------------
       Net increase (decrease) in net assets resulting from operations                      $ (16,118,471)  $  43,889,678
                                                                                            -------------   -------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
   Class I ($0.14 and $0.18 per share, respectively)                                        $    (308,276)  $    (559,379)
   Class II ($0.09 and $0.13 per share, respectively)                                          (1,253,882)     (1,789,220)
Net realized gain:
   Class I ($1.66 and $1.69 per share, respectively)                                           (3,566,705)     (5,245,814)
   Class II ($1.66 and $1.69 per share, respectively)                                         (22,904,425)    (23,204,929)
                                                                                            -------------   -------------
          Total distributions to shareowners                                                $ (28,033,288)  $ (30,799,342)
                                                                                            -------------   -------------
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sales of shares                                                           $  10,880,056   $  21,630,759
Reinvestment of distributions                                                                  28,033,288      30,799,342
Cost of shares repurchased                                                                    (26,263,815)    (81,719,182)
                                                                                            -------------   -------------
       Net increase (decrease) in net assets resulting from Portfolio share transactions    $  12,649,529   $ (29,289,081)
                                                                                            -------------   -------------
       Net decrease in net assets                                                           $ (31,502,230)  $ (16,198,745)
NET ASSETS:
Beginning of period                                                                         $ 346,752,829   $ 362,951,574
                                                                                            -------------   -------------
End of period                                                                               $ 315,250,599   $ 346,752,829
                                                                                            =============   =============
Undistributed net investment income                                                         $   1,617,066   $   1,561,958
                                                                                            =============   =============

                                                              Six Months      Six Months
                                                                 Ended          Ended
                                                                6/30/18         6/30/18       Year Ended       Year Ended
                                                                 Shares         Amount        12/31/17          12/31/17
                                                              (unaudited)     (unaudited)       Shares           Amount
CLASS I
Shares sold                                                       69,823     $  1,489,876        143,323     $  2,862,115
Reinvestment of distributions                                    207,551        3,874,981        305,697        5,805,193
Less shares repurchased                                         (259,277)      (5,242,237)    (1,516,669)     (31,462,151)
                                                              ----------     ------------     ----------     ------------
     Net increase (decrease)                                      18,097     $    122,620     (1,067,649)    $(22,794,843)
                                                              ==========     ============     ==========     ============
CLASS II
Shares sold                                                      467,252     $  9,390,180        914,691     $ 18,768,644
Reinvestment of distributions                                  1,307,268       24,158,307      1,328,770       24,994,149
Less shares repurchased                                       (1,022,782)     (21,021,578)    (2,450,621)     (50,257,031)
                                                              ----------     ------------     ----------     ------------
     Net increase (decrease)                                     751,738     $ 12,526,909       (207,160)    $ (6,494,238)
                                                              ==========     ============     ==========     ============

   The accompanying notes are an integral part of these financial statements.

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                 Six Months
                                                   Ended         Year          Year         Year          Year        Year
                                                  6/30/18        Ended         Ended        Ended         Ended       Ended
                                                (unaudited)     12/31/17      12/31/16*    12/31/15*     12/31/14*   12/31/13
Class I
Net asset value, beginning of period             $  21.11       $   20.49     $   18.88     $ 22.79       $   22.96   $  17.42
                                                 --------       ---------     ---------     -------       ---------   --------
Increase (decrease) from investment operations:
   Net investment income (loss)                  $   0.12(a)    $    0.13(a)  $    0.17(a)  $  0.18(a)    $    0.21   $   0.24
   Net realized and unrealized gain (loss) on
      investments                                   (1.10)           2.36          2.81       (1.38)           3.11       5.49
                                                 --------       ---------     ---------     -------       ---------   --------
      Net increase (decrease) from investment
         operations                              $  (0.98)      $    2.49     $    2.98     $ (1.20)      $    3.32   $   5.73
                                                 --------       ---------     ---------     -------       ---------   --------
Distributions to shareowners:
   Net investment income                         $  (0.14)      $   (0.18)    $   (0.14)    $ (0.18)      $   (0.22)  $  (0.19)
   Net realized gain                                (1.66)          (1.69)        (1.23)      (2.53)          (3.27)        --
                                                 --------       ---------     ---------     -------       ---------   --------
Total distributions                              $  (1.80)      $   (1.87)    $   (1.37)    $ (2.71)      $   (3.49)  $  (0.19)
                                                 --------       ---------     ---------     -------       ---------   --------
Net increase (decrease) in net asset value       $  (2.78)      $    0.62     $    1.61     $ (3.91)      $   (0.17)  $   5.54
                                                 --------       ---------     ---------     -------       ---------   --------
Net asset value, end of period                   $  18.33       $   21.11     $   20.49     $ 18.88       $   22.79   $  22.96
                                                 ========       =========     =========     =======       =========   ========
Total return (b)                                    (4.80)%(c)      13.17%        16.56%      (6.14)%(d)      15.09%     33.10%
Ratio of net expenses to average net assets (e)      0.73%(f)        0.71%         0.71%       0.71%           0.71%      0.71%
Ratio of net investment income (loss) to
   average net assets                                1.19%(f)        0.64%         0.91%       0.84%           0.87%      1.04%
Portfolio turnover rate                                49%(c)          61%           75%         87%             62%        99%
Net assets, end of period (in thousands)         $ 42,093       $  48,082     $  68,552     $70,412       $  88,618   $ 90,706

* The Portfolio was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(c)   Not annualized.

(d) If the Portfolio had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2015, the total return would have been (6.19)%.

(e)   Includes interest expense of 0.00%, 0.00%, 0.00%, 0.00%, 0.00%+ and 0.00%, respectively.

(f)   Annualized.

+     Amount rounds to less than 0.01%.

NOTE: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

   The accompanying notes are an integral part of these financial statements.

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                                 (continued)
--------------------------------------------------------------------------------

                                                 Six Months
                                                   Ended           Year         Year         Year            Year      Year
                                                  6/30/18         Ended         Ended        Ended          Ended      Ended
                                                 (unaudited)     12/31/17     12/31/16*    12/31/15*       12/31/14*  12/31/13
Class II
Net asset value, beginning of period              $  20.87       $  20.28     $  18.70     $   22.59       $  22.79   $  17.30
                                                  --------       --------     --------     ---------       --------   --------
Increase (decrease) from investment operations:
   Net investment income (loss)                   $   0.10(a)    $   0.08(a)  $   0.12(a)  $    0.12(a)    $   0.15   $   0.18
   Net realized and unrealized gain (loss) on
      investments                                    (1.08)          2.33         2.78         (1.36)          3.08       5.46
                                                  --------       --------     --------     ---------       --------   --------
      Net increase (decrease) from investment
         operations                               $  (0.98)      $   2.41     $   2.90     $   (1.24)      $   3.23   $   5.64
                                                  --------       --------     --------     ---------       --------   --------
Distributions to shareowners:
   Net investment income                          $  (0.09)      $  (0.13)    $  (0.09)    $   (0.12)      $  (0.16)  $  (0.15)
   Net realized gain                                 (1.66)         (1.69)       (1.23)        (2.53)         (3.27)        --
                                                  --------       --------     --------     ---------       --------   --------
Total distributions                               $  (1.75)      $  (1.82)    $  (1.32)    $   (2.65)      $  (3.43)  $  (0.15)
                                                  --------       --------     --------     ---------       --------   --------
Net increase (decrease) in net asset value        $  (2.73)      $   0.59     $   1.58     $   (3.89)      $  (0.20)  $   5.49
                                                  --------       --------     --------     ---------       --------   --------
Net asset value, end of period                    $  18.14       $  20.87     $  20.28     $   18.70       $  22.59   $  22.79
                                                  ========       ========     ========     =========       ========   ========
Total return (b)                                     (4.86)%(c)     12.87%       16.23%        (6.35)%(d)     14.80%     32.75%
Ratio of net expenses to average net assets (e)       0.98%(f)       0.96%        0.96%         0.96%          0.96%      0.96%
Ratio of net investment income (loss) to average
   net assets                                         0.95%(f)       0.39%        0.67%         0.60%          0.62%      0.79%
Portfolio turnover rate                                 49%(c)         61%          75%           87%            62%        99%
Net assets, end of period (in thousands)          $273,158       $298,671     $294,399     $ 274,774       $318,225   $306,189

* The Portfolio was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(c)   Not annualized.

(d) If the Portfolio had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2015, the total return would have been (6.40)%.

(e)   Includes interest expense of 0.00%, 0.00%, 0.00%, 0.00%, 0.00%+ and 0.00%, respectively.

(f)   Annualized.

+     Amount rounds to less than 0.01%.

NOTE: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

   The accompanying notes are an integral part of these financial statements.

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/18 (UNAUDITED)
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer Mid Cap Value VTC Portfolio (the "Portfolio") is one of 8 portfolios comprising Pioneer Variable Contracts Trust (the "Trust"), a Delaware statutory trust. The Portfolio is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Portfolio is capital appreciation by investing in a diversified portfolio of securities consisting primarily of common stocks.

The Portfolio offers two classes of shares designated as Class I and Class II shares. Each class of shares represents an interest in the same schedule of investments of the Portfolio and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Portfolio gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of a class of the Portfolio is entitled to one vote. Under dollar-weighted voting, a shareowner's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class I shares.

Portfolio shares may be purchased only by insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.

On July 3, 2017, Amundi acquired Pioneer Investments, a group of asset management companies located throughout the world. Amundi, one of the world's largest asset managers, is headquartered in Paris, France. As a result of the transaction, Pioneer Investment Management, Inc., the Portfolio's investment adviser, became an indirect wholly owned subsidiary of Amundi and Amundi's wholly owned subsidiary, Amundi USA, Inc. Prior to July 3, 2017, Pioneer Investments was owned by Pioneer Global Asset Management S.p.A., a wholly owned subsidiary of UniCredit S.p.A.

In connection with the transaction, the names of the Portfolio's investment adviser and principal underwriter changed. Effective July 3, 2017, the name of Pioneer Investment Management, Inc. changed to Amundi Pioneer Asset Management, Inc. (the "Adviser") and the name of Pioneer Funds Distributor, Inc. changed to Amundi Pioneer Distributor, Inc. (the "Distributor").

In October 2016, the Securities and Exchange Commission ("SEC") released its Final Rule on Investment Company Reporting Modernization. In addition to introducing two new regulatory reporting forms (Form N-PORT and Form N-CEN), the Final Rule amends Regulation S-X, which impacts financial statement presentation, particularly related to the presentation of derivative investments. The Portfolio's financial statements were prepared in compliance with the amendments to Regulation S-X.

The Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles ("U.S. GAAP") that require the management of the Portfolio to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The Portfolio is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements:

A.  Security Valuation

    The net asset value of the Portfolio is computed once daily, on each day the New York Stock Exchange ("NYSE") is open, as of the close of regular trading on the NYSE.

    Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

    The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/18 (UNAUDITED)                    (continued)
--------------------------------------------------------------------------------

    computing the net asset value of the Portfolio's shares are determined as of such times. The Portfolio may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

    Securities for which independent pricing services or broker dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Portfolio's Board of Trustees. The Adviser's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

    Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Portfolio may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Portfolio's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Portfolio's securities may differ significantly from exchange prices and such differences could be material.

    At June 30, 2018, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry pricing model).

B.  Investment Income and Transactions

    Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence.

    Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.

    Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment- in-kind) income upon receipt and is included in interest and dividend income, respectively.

    Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.  Foreign Currency Translation

    The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

    Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.

D.  Federal Income Taxes

    It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of December 31, 2017, the Portfolio did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

    The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

    financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

    The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended December 31, 2017, was as follows:

    ----------------------------------------------------------------------------
                                                                         2017
    ----------------------------------------------------------------------------
    Distributions paid from:
    Ordinary income                                                $   6,478,410
    Long-term capital gain                                            24,320,932
                                                                   -------------
      Total distributions                                          $  30,799,342
                                                                   =============

    The following shows the components of distributable earnings on a federal income tax basis at December 31, 2017:

   -----------------------------------------------------------------------------
                                                                         2017
   -----------------------------------------------------------------------------
   Distributable Earnings:
   Undistributed ordinary income                                   $   1,561,958
   Undistributed long-term gain                                       26,470,566
   Unrealized appreciation                                            72,537,321
                                                                   -------------
    Total                                                          $ 100,569,845
                                                                   =============

    The difference between book basis and tax basis unrealized appreciation is attributable to the tax deferral of losses on wash sales.

E.  Portfolio Shares and Class Allocations

    The Portfolio records sales and repurchases of its shares as of trade date. Distribution fees for Class II shares are calculated based on the average daily net asset value attributable to Class II shares of the Portfolio (see
    Note 4). Class I shares do not pay distribution fees.

    All expenses and fees paid to the Portfolio's transfer agent for its services are allocated between the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

    Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class I and Class II shares can reflect different transfer agent and distribution expense rates. Dividends and distributions to shareowners are recorded on the ex-dividend date.

F.  Risks

    The value of securities held by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

    Investments in mid-sized companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than investments in larger, more established companies.

    At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making the Portfolio more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Portfolio's investments in foreign markets and countries with limited developing markets may subject the Portfolio to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions. The Portfolio's prospectus contains unaudited information regarding the Portfolio's principal risks. Please refer to that document when considering the Portfolio's principal risks.

    With the increased use of technologies such as the Internet to conduct business, the Portfolio is susceptible to operational, information security and related risks. While the Portfolio's Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Portfolio cannot control the cybersecurity plans and systems put in place by service providers to the Portfolio such as Brown Brothers Harriman & Co., the Portfolio's custodian and accounting agent, and DST Asset Manager Solutions, Inc., the Portfolio's transfer agent. In addition, many beneficial

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/18 (UNAUDITED)                    (continued)
--------------------------------------------------------------------------------

    owners of Portfolio shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Portfolio nor Amundi Pioneer exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at Amundi Pioneer or the Portfolio's service providers or intermediaries have the ability to cause disruptions and impact business operations potentially resulting in financial losses, interference with the Portfolio's ability to calculate its net asset value, impediments to trading, the inability of Portfolio shareowners to effect share purchases or receive distributions, loss of or unauthorized access to private shareowners information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.

2.  Management Agreement

The Adviser manages the Portfolio. Management fees are calculated daily at the annual rate of 0.65% of the Portfolio's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $23,128 in management fees, administrative costs and certain other reimbursements payable to the Adviser at June 30, 2018.

3.  Transfer Agent

DST Asset Manager Solutions, Inc. serves as the transfer agent to the Portfolio at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include subtransfer agent expenses incurred through the Portfolio's omnibus relationship contracts.

4.  Distribution Plan

The Portfolio has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to Class II shares. Pursuant to the Plan, the Portfolio pays the Distributor 0.25% of the average daily net assets attributable to Class II shares to compensate the Distributor for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by the Distributor in connection with the Portfolio's Class II shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $7,501 in distribution fees payable to the Distributor at June 30, 2018.

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

Change in Independent Registered Public Accounting Firm

Prior to July 3, 2017 Pioneer Investment Management, Inc. (the "Adviser"), the Portfolio's investment adviser, was an indirect, wholly owned subsidiary of UniCredit S.p.A. ("UniCredit"). On that date, UniCredit completed the sale of its Pioneer Investments business, which includes the Adviser, to Amundi (the "Transaction"). As a result of the Transaction, the Adviser became an indirect, wholly owned subsidiary of Amundi. Amundi is controlled by Credit Agricole S.A. Amundi is headquartered in Paris, France, and, as of September 30, 2016, had more than $1.1 trillion in assets under management worldwide.

Deloitte & Touche LLP ("D&T"), the Portfolio's previous independent registered public accounting firm, informed the Audit Committee and the Board that it would no longer be independent with respect to the Portfolio upon the completion of the Transaction as a result of certain services being provided to Amundi and Credit Agricole, and, accordingly, that it intended to resign as the Portfolio's independent registered public accounting firm upon the completion of the Transaction. D&T's resignation was effective on July 3, 2017, when the Transaction was completed.

During the periods as to which D&T has served as the Portfolio's independent registered public accounting firm, including the Portfolio's two most recent fiscal years, D&T's reports on the Portfolio's financial statements have not contained an adverse opinion or disclaimer of opinion and have not been qualified or modified as to uncertainty, audit scope or accounting principles. Further, there have been no disagreements with D&T on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of D&T, would have caused D&T to make reference to the subject matter of the disagreement in connection with its report on the financial statements. In addition, there have been no reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

Effective immediately following the completion of the Transaction on July 3, 2017, the Board, acting upon the recommendation of the Audit Committee, engaged a new independent registered public accounting firm, Ernst & Young LLP ("EY"), for the Portfolio's fiscal year ended December 31, 2017.

Prior to its engagement, EY had advised the Portfolio's Audit Committee that EY had identified the following matters, in each case relating to services rendered by other member firms of Ernst & Young Global Limited, all of which are located outside the United States, to UniCredit and certain of its subsidiaries during the period commencing July 1, 2016, that it determined to be inconsistent with the auditor independence rules set forth by the Securities and Exchange Commission ("SEC"): (a) project management support services to UniCredit in the Czech Republic, Germany, Italy, Serbia and Slovenia in relation to twenty-two projects, that were determined to be inconsistent with Rule 2-01(c)(4)(vi) of Regulation S-X (management functions); (b) two engagements for UniCredit in Italy where fees were contingent/success based and that were determined to be inconsistent with Rule 2-01(c)(5) of Regulation S-X (contingent fees); (c) four engagements where legal and expert services were provided to UniCredit in the Czech Republic and Germany, and twenty engagements where the legal advisory services were provided to UniCredit in Austria, Czech Republic, Italy and Poland, that were determined to be inconsistent with Rule 2-01(c)(4)(ix) and (x) of Regulation S-X (legal and expert services); and (d) two engagements for UniCredit in Italy involving assistance in the sale of certain assets, that were determined to be inconsistent with Rule 2-01(c)(4)(viii) of Regulation S-X (broker-dealer, investment adviser or investment banking services). None of the foregoing services involved the Portfolio, any of the other funds in the Pioneer Family of Funds or any other Pioneer entity sold by UniCredit in the Transaction.

EY advised the Audit Committee that it had considered the matters described above and had concluded that such matters would not impair EY's ability to exercise objective and impartial judgment in connection with the audits of the financial statements of the Portfolio under the SEC and Public Company Accounting Oversight Board independence rules, and that a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion. Management and the Audit Committee considered these matters and discussed the matters with EY and, based upon EY's description of the matters and statements made by EY, Management and the Audit Committee believe that EY will be capable of exercising objective and impartial judgment in connection with the audits of the financial statements of the Portfolio, and Management further believes that a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion.

                        This page is for your notes.

[LOGO]    Amundi Pioneer
          ==============
        ASSET MANAGEMENT

Pioneer Variable Contracts Trust

Officers                                             Trustees
Lisa M. Jones, President and                         Thomas J. Perna, Chairman
Chief Executive Officer                              David R. Bock
Mark E. Bradley, Treasurer and                       Benjamin M. Friedman
Chief Financial Officer                              Margaret B.W. Graham
Christopher J. Kelley, Secretary and                 Lisa M. Jones
Chief Legal Officer                                  Lorraine H. Monchak
                                                     Marguerite A. Piret
                                                     Fred J. Ricciardi
                                                     Kenneth J. Taubes
Investment Adviser and Administrator
Amundi Pioneer Asset Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Amundi Pioneer Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
DST Asset Manager Solutions, Inc.

[LOGO]    Amundi Pioneer
          ==============
        ASSET MANAGEMENT

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundipioneer.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

                                                                   19609-12-0818

                                                         [LOGO]   Amundi Pioneer
                                                                  ==============
                                                                ASSET MANAGEMENT


                                                PIONEER VARIABLE CONTRACTS TRUST

                 Pioneer Strategic Income VCT Portfolio -- Class I and II Shares

                                                               SEMIANNUAL REPORT

                                                                   June 30, 2018

Please refer to your contract prospectus to determine the applicable share class offered under your contract.

                                                PIONEER VARIABLE CONTRACTS TRUST

Table of Contents
--------------------------------------------------------------------------------
Pioneer Strategic Income VCT Portfolio

  Portfolio and Performance Update                                             2

  Comparing Ongoing Portfolio Expenses                                         3

  Portfolio Management Discussion                                              4

  Schedule of Investments                                                      9

  Financial Statements                                                        35

  Notes to Financial Statements                                               40

  Additional Information                                                      50

  Trustees, Officers and Service Providers                                    53

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

Pioneer Variable Contracts Trust files a complete schedule of investments for the Portfolio with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO UPDATE 6/30/18
--------------------------------------------------------------------------------

Portfolio Diversification*
(As a percentage of total investments)**

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Corporate Bonds                                                            36.0%
U.S. Government and Agency Obligations                                     32.4%
Collateralized Mortgage Obligations                                        15.6%
Senior Secured Floating Rate Loan Interests                                 5.6%
Foreign Government Bonds                                                    2.6%
Asset Backed Securities                                                     2.4%
Affiliated Closed-End Fund (p)                                              2.2%
Municipal Bonds                                                             1.7%
Convertible Preferred Stocks                                                1.1%
Convertible Corporate Bonds                                                 0.4%
Currency Put Options Purchased                                              0.0%+
Common Stocks                                                               0.0%+
Over The Counter (OTC) Call Options Purchased                               0.0%+

* Includes investments in Insurance-Linked Securities totaling 2.3% of total investments.

+    Amount rounds to less than 0.1%.

5 Largest Holdings
(As a percentage of total investments)**

--------------------------------------------------------------------------------
  1. U.S. Treasury Bills, 7/19/18                                          2.28%
--------------------------------------------------------------------------------
  2. Pioneer ILS Interval Fund (p)                                         2.15
--------------------------------------------------------------------------------
  3. U.S. Treasury Inflation Indexed Bonds, 0.75%, 2/15/45                 1.78
--------------------------------------------------------------------------------
  4. U.S. Treasury Note, 2.5%, 5/31/20                                     1.54
--------------------------------------------------------------------------------
  5. U.S. Treasury Note, 1.625%, 6/30/20                                   1.46
--------------------------------------------------------------------------------

** Excludes temporary cash investments and all derivative contracts except for options purchased. The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities listed.

(p) Pioneer ILS Interval Fund is an affiliated fund managed by Amundi Pioneer Asset Management, Inc.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/18
--------------------------------------------------------------------------------

Prices and Distribution

Net Asset Value per Share                           6/30/18             12/31/17
     Class I                                         $9.84               $10.28
     Class II                                        $9.82               $10.26

                               Net
Distributions per Share        Investment       Short-Term         Long-Term
(1/1/18 - 6/30/18)             Income           Capital Gains      Capital Gains
     Class I                   $0.1738          $0.0173            $0.0484
     Class II                  $0.1609          $0.0173            $0.0484

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Class I and II shares of Pioneer Strategic Income VCT Portfolio at net asset value during the periods shown, compared to that of the Bloomberg Barclays U.S. Universal Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]


              Pioneer          Pioneer           Bloomberg
              Strategic        Strategic         Barclays
              Income VCT       Income VCT        U.S.
              Portfolio        Portfolio         Universal
              Class I          Class II          Index
6/08          $10,000          $10,000           $10,000
6/09          $ 9,950          $ 9,938           $10,493
6/10          $11,810          $11,773           $11,605
6/11          $13,034          $12,941           $12,160
6/12          $13,496          $13,367           $13,055
6/13          $14,220          $14,049           $13,086
6/14          $15,374          $15,140           $13,767
6/15          $15,427          $15,170           $13,990
6/16          $15,926          $15,621           $14,803
6/17          $16,739          $16,378           $14,938
6/18          $16,724          $16,322           $14,897

The Bloomberg Barclays U.S. Universal Index is an unmanaged index that represents the union of the U.S. Aggregate Index, the US High Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non- ERISA portion of the CMBS Index, and the CMBS High Yield Index. Municipal debt, private placements and non-dollar-denominated issues are excluded from the Index. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of June 30, 2018)

--------------------------------------------------------------------------------
                                                                  Bloomberg
                                                                  Barclays U.S.
                            Class I             Class II         Universal Index
--------------------------------------------------------------------------------
10 Years                     5.28%               5.02%               4.07%
5 Years                      3.30%               3.04%               2.63%
1 Year                      -0.09%              -0.34%              -0.28%

All total returns shown assume reinvestment of distributions at net asset value.

The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds offered through your variable annuity contract. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.   Divide your account value by $1,000
     Example: an $8,600 account value (divided by) $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Strategic Income VCT
Portfolio

Based on actual returns from January 1, 2018 through June 30, 2018.

     Share Class                                       I                  II
     ---------------------------------------------------------------------------
     Beginning Account Value on 1/1/18              $ 1,000.00        $ 1,000.00
     Ending Account Value on 6/30/18                $   980.30        $   979.00
     Expenses Paid During Period*                   $     3.68        $     4.91

* Expenses are equal to the Portfolio's annualized net expense ratio of 0.75% and 1.00% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Strategic Income VCT Portfolio

Based on a hypothetical 5% per year return before expenses, reflecting the period from January 1, 2018 through June 30, 2018.

     Share Class                                       I                  II
     ---------------------------------------------------------------------------
     Beginning Account Value on 1/1/18              $ 1,000.00        $ 1,000.00
     Ending Account Value on 6/30/18                $ 1,021.08        $ 1,019.84
     Expenses Paid During Period*                   $     3.76        $     5.01

* Expenses are equal to the Portfolio's annualized net expense ratio of 0.75% and 1.00% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/18
-------------------------------------------------------------------------------

Call 800-688-9915 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

In the following interview, Jonathan Scott* and Andrew Feltus discuss the factors that affected the performance of Pioneer Strategic Income VCT Portfolio during the six-month period ended June 30, 2018. Mr. Scott, a Vice president and portfolio manager at Amundi Pioneer Asset Management, Inc. ("Amundi Pioneer"), Mr. Feltus, Senior Vice President, Managing Director, Co-Director of High Yield, and a portfolio manager at Amundi Pioneer, and Kenneth J. Taubes, Executive Vice President and Chief Investment Officer, U.S., and a portfolio manager at Amundi Pioneer, are responsible for the day-to-day management of the Portfolio.

Q: How did the Portfolio perform during the six months ended June 30, 2018?

A: Pioneer Strategic Income VCT Portfolio's Class I shares returned -1.97% at net asset value during the six-month period ended June 30, 2018, and Class II shares returned -2.10%, while the Portfolio's benchmark, the Bloomberg Barclays U.S. Universal Index (the Bloomberg Barclays Index), returned -1.67%.

Q: How would you describe the investment environment in the fixed-income markets during the six-month period ended June 30, 2018?

A: The first half of 2018 saw prices of fixed-income assets broadly decline as interest rates moved higher. The short end of the Treasury yield curve rose as investors positioned their portfolios for the U.S. Federal Reserve's (the Fed's) continued normalization of the federal funds rate, the Fed's benchmark overnight lending rate. During the period, the Fed raised rates in both March and June, while signaling the potential for two additional hikes before the end of 2018.

     Farther out on the Treasury curve, yield increases were driven in part by rising inflation expectations against a backdrop of strengthening commodity prices and arguably full U.S. employment. The 10-year Treasury yield began 2018 at 2.40%, but by mid-February it was trading more or less in a band around 2.90%. The 10-year yield would reach a high of 3.11% in mid-May before easing to 2.85% by the end of June. For the full six-month period, the Treasury curve flattened as yield increases were more significant on the short end.

     While the interest-rate environment provided a headwind for bond investors, credit-market sentiment did receive a boost over the period from a positive fundamental backdrop featuring solid economic growth and strong corporate profits. Lower tax rates and accelerated expensing of capital investment under the terms of the U.S. tax legislation passed at the end of 2017 further fueled investor optimism. However, the Trump administration's escalating trade rhetoric and concurrent measures, including tariffs on steel and aluminum as well as on a range of products from China, clouded the outlook to some degree, leading to bouts of market volatility.

*    Mr. Scott became a manager of the Portfolio effective June 8, 2018.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

     For the six months ended June 30, 2018, the investment-grade corporate market, which is relatively sensitive to changes in interest rates, posted a return of -3.27% (as measured by the Bloomberg Barclays U.S. Corporate Bond Index). U.S. Treasuries and structured assets, such as residential mortgage-backed securities (RMBS), were also in negative territory for the period, but held up better than investment-grade corporates, as RMBS received support from strong consumer fundamentals.

Q: What factors influenced the Portfolio's performance relative to the Bloomberg Barclays Index during the six-month period ended June 30, 2018?

A: Currency allocations were the leading detractor from the Portfolio's benchmark-relative performance over the period, most notably a trade designed to benefit from any strengthening in the Swedish krona relative to the euro. We had anticipated that the Swedish central bank (Riksbank) might be poised to raise rates, given emerging signs of inflation in that economy. However, the Riksbank held off rate hikes during the period. We believe our thesis still holds, however, and maintained the Portfolio's position entering the second half of 2018. A short-duration stance to German bonds also detracted from relative returns, as the 10-year bund yield declined due to a flight-to-quality trade in the wake of political uncertainty in Italy.

     Another detractor from the Portfolio's benchmark-relative performance for the six-month period was a large underweight allocation to U.S. Treasuries. As of June 30, 2018, the Portfolio's allocation to nominal Treasuries (as opposed to Treasury inflation-protected securities, or "TIPS") was roughly 4%, compared with an allocation of more than 31% in the Bloomberg Barclays Index.

     On the positive side, the Portfolio's positioning with respect to interest rates was the leading positive contributor to benchmark-relative performance during the period. In particular, the Portfolio was underweight the two-to-five-year maturity range on the yield curve, where prices were negatively affected by the Fed's rate increases. In addition, the Portfolio's underweight (short) duration stance was a positive contributor to benchmark-relative returns in a rising-rate environment. (Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates, expressed as a number of years.) As of June 30, 2018, the Portfolio's average effective duration was 4.4 years, compared with 5.8 years for the benchmark Bloomberg Barclays Index.

     Asset allocation decisions, in aggregate, contributed positively to the Portfolio's relative returns. In that vein, an allocation to floating-rate bank loans was a significant contributor to relative performance, as loans outperformed all other credit-based asset classes over the six-month period. A position in event-linked securities, including so-called "catastrophe bonds" - which are sponsored by insurance companies looking to transfer some of the

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/18                              (continued)
--------------------------------------------------------------------------------

     risk of damage-claim payments in the event of a natural disaster - was another contributor to the Portfolio's benchmark-relative returns. We view modest, tactical exposure to catastrophe bonds as offering the Portfolio a valuable source of diversification** and incremental income. In addition, a position in TIPS gave a slight boost to the Portfolio's relative results, as TIPS outperformed nominal Treasuries on the back of increased inflation expectations over the six-month period.

     Security selection was essentially a neutral factor in the Portfolio's benchmark-relative performance during the period. Among individual holdings, standout performers for the Portfolio included the euro-denominated high-yield bonds of Valeant Pharmaceuticals and the high-yield bonds of C&S Group, a wholesale grocery distributor in the U.S. Holdings that detracted from the Portfolio's relative performance included Argentinian bonds denominated in the U.S. dollar.

Q: Did the Portfolio have any investments in derivative securities during the six-month period ended June 30, 2018? If so, did the derivatives have any material impact on performance?

A: Yes, we invested the Portfolio in three types of derivatives during the period: credit default swaps, forward foreign currency transactions (currency forwards and options), and Treasury futures. The credit default swaps, in which we invested to hedge the Portfolio's exposure to high-yield debt, hurt relative performance, as did the currency forwards, which we utilized as an attempt to hedge the Portfolio against the risks of fluctuations in currency prices. Investments in the Treasury futures, as part of our strategy to maintain a shorter-than-benchmark Portfolio duration in the U.S., had a positive effect on performance.

Q: What factors affected the Portfolio's yield, or distributions to shareholders, during the six-month period ended June 30, 2018?

A: The Portfolio's yield increased during the period as interest rates rose along the yield curve.

Q: What is your investment outlook and how is the Portfolio positioned heading into the second half of the fiscal year?

A: Overall, we continue to position the Portfolio for solid economic growth and rising interest rates, with an overweight to the credit markets, an underweight to U.S. Treasuries, and a below-benchmark stance with respect to duration. The Portfolio holds a position in long-duration TIPS, which are designed to

**   Diversification does not assure a profit nor protect against loss.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

help protect the Portfolio should inflation exceed expectations. The Portfolio remains underweight to investment-grade corporates, where we still see tight spreads as well as an increase in leverage driven by merger-and-acquisition activity, share buybacks, and dividend increases. (Credit spreads are commonly defined as the differences in yield between Treasuries and other types of fixed-income securities with similar maturities.)

The Fed is expected to continue to gradually raise short-term interest rates, and the tapering of its long-term bond portfolio, which began last October, should also inevitably lead to some tightening of credit conditions. The markets will be watching closely for any data that could signal the potential for accelerating inflation, which could spur the Fed to increase its benchmark interest rate more rapidly than currently anticipated. That would also have a negative impact on corporate credit.

We continue to view structured securities in general as being more attractively valued than corporate securities. At the end of the six-month period, RMBS represented the Portfolio's largest asset-class exposure, with U.S. government-agency mortgages representing the largest sector allocation within the mortgage-backed (MBS) segment. We are comfortable that the pace of the Fed's post-quantitative easing withdrawal from the agency-MBS market will not put any undue pressure on spreads. In addition, we view the asset class as providing potentially valuable liquidity should credit conditions deteriorate.

Given the strong fundamental backdrop and near-term outlook for a continued low default rate, we are maintaining the Portfolio's exposure to the below-investment-grade market segments. We maintain a preference for bank loans over high-yield bonds, as the floating-rate feature of bank loans can provide protection against rising interest rates. Our stance toward the emerging markets
(EM) is cautious, driven in part by the sensitivity of EM to the Chinese economy, around which there is heightened uncertainty in the wake of the recent trade disputes with the U.S.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/18                              (continued)
--------------------------------------------------------------------------------

A Word About Risk:

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

Investments in high-yield or lower-rated securities are subject to greater-than-average price volatility, illiquidity and possibility of default.

When interest rates rise, the prices of fixed-income securities in the Portfolio will generally fall. Conversely, when interest rates fall the prices of fixed-income securities in the Portfolio will generally rise.

Investments in the Portfolio are subject to possible loss due to the financial failure of the issuers of the underlying securities and their inability to meet their debt obligations.

Prepayment risk is the chance that an issuer may exercise its right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Portfolio would experience a decline in income and lose the opportunity for additional price appreciation.

The securities issued by U.S. Government sponsored entities (i.e., FNMA, Freddie Mac) are neither guaranteed nor issued by the U.S. Government.

The Portfolio may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to prepayments.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Please refer to the Schedule of Investments on pages 9 to 34 for a full listing of Portfolio securities.

Past performance is no guarantee of future results.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of opinion as of the date of this report.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/18 (UNAUDITED)
--------------------------------------------------------------------------------

 Shares                                                                                                                      Value
                       UNAFFILIATED ISSUERS - 96.3%
                       COMMON STOCKS - 0.0%+ of Net Assets
                       CONSUMER DURABLES & APPAREL - 0.0%+
                       Homebuilding - 0.0%+
        15,463         Desarrolladora Homex SAB de CV                                                                  $        86
                                                                                                                       -----------
                       Total Consumer Durables & Apparel                                                               $        86
                                                                                                                       -----------
                       ENERGY - 0.0%+
                       Oil & Gas Exploration & Production - 0.0%+
             2(a)      SilverBow Resources, Inc.                                                                       $        58
                                                                                                                       -----------
                       Total Energy                                                                                    $        58
                                                                                                                       -----------
                       MATERIALS - 0.0%+
                       Forest Products - 0.0%+
         1,032         Emerald Plantation Holdings, Ltd.                                                               $        57
                                                                                                                       -----------
                       Total Materials                                                                                 $        57
                                                                                                                       -----------
                       TOTAL COMMON STOCKS
                       (Cost $5,579)                                                                                   $       201
                                                                                                                       -----------
                       CONVERTIBLE PREFERRED STOCKS - 1.1% of Net Assets
                       BANKS - 1.1%
                       Diversified Banks - 1.1%
           179(b)      Bank of America Corp., 7.25%                                                                    $   223,840
           220(b)      Wells Fargo & Co., 7.5%                                                                             277,081
                                                                                                                       -----------
                       Total Banks                                                                                     $   500,921
                                                                                                                       -----------
                       TOTAL CONVERTIBLE PREFERRED STOCKS
                       (Cost $461,953)                                                                                 $   500,921
                                                                                                                       -----------

 Principal
 Amount
 USD ($)
                       ASSET BACKED SECURITIES - 2.4% of Net Assets
                       BANKS - 2.4%
                       Thrifts & Mortgage Finance - 2.4%
        32,925(c)      Credit-Based Asset Servicing & Securitization LLC, Series 2005-CB6, Class A3, 3.763%, 7/25/35   $    32,807
        34,785(c)      Equifirst Mortgage Loan Trust, Series 2003-1, Class IF1, 4.01%, 12/25/32                             35,039
        30,000         Hardee's Funding LLC, Series 2018-1A, Class AII, 4.959%, 6/20/48 (144A)                              30,241
        45,569         Icon Brand Holdings LLC, Series 2013-1A, Class A2, 4.352%, 1/25/43 (144A)                            41,514
       100,000         Kabbage Asset Securitization LLC, Series 2017-1, Class A, 4.571%, 3/15/22 (144A)                    100,958
        50,000         Oxford Finance Funding LLC, Series 2016-1A, Class A, 3.968%, 6/17/24 (144A)                          49,777
        59,480(c)      RCO Mortgage LLC, Series 2017-1, Class A1, 3.375%, 8/25/22 (144A)                                    59,153
        98,417         STORE Master Funding I LLC, Series 2015-1A, Class A1, 3.75%, 4/20/45 (144A)                          96,722
       130,000(d)      Towd Point Mortgage Trust, Series 2017-2, Class M1, 3.75%, 4/25/57 (144A)                           129,413
        85,000(d)      Towd Point Mortgage Trust, Series 2017-4, Class A2, 3.0%, 6/25/57 (144A)                             80,718
       110,000(d)      Towd Point Mortgage Trust, Series 2017-6, Class A2, 3.0%, 10/25/57 (144A)                           103,834
       155,000(d)      Towd Point Mortgage Trust, Series 2017-6, Class M1, 3.25%, 10/25/57 (144A)                          145,417
        84,238(d)      Towd Point Mortgage Trust, Series 2018-2, Class A1, 3.25%, 3/25/58 (144A)                            83,374
        72,188         Westgate Resorts LLC, Series 2017-1A, Class B, 4.05%, 12/20/30 (144A)                                71,446
                                                                                                                       -----------
                       Total Banks                                                                                     $ 1,060,413
                                                                                                                       -----------
                       TOTAL ASSET BACKED SECURITIES
                       (Cost $1,079,388)                                                                               $ 1,060,413
                                                                                                                       -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/18 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

 Principal
 Amount
 USD ($)                                                                                                                     Value
                       COLLATERALIZED MORTGAGE OBLIGATIONS - 15.3% of Net Assets
                       BANKS - 14.9%
                       Thrifts & Mortgage Finance - 14.9%
        52,179(d)      Agate Bay Mortgage Trust, Series 2013-1, Class A1, 3.5%, 7/25/43 (144A)                         $    51,347
        43,485(d)      Agate Bay Mortgage Trust, Series 2015-5, Class A3, 3.5%, 7/25/45 (144A)                              42,683
        85,000(d)      Bayview Opportunity Master Fund IVa Trust, Series 2017-RT5, Class B1, 4.0%, 5/28/69 (144A)           86,425
        40,000(d)      Bayview Opportunity Master Fund IVa Trust, Series 2017-SPL5, Class B1, 4.0%, 6/28/57 (144A)          40,740
        25,000(d)      Bayview Opportunity Master Fund IVa Trust, Series 2017-SPL5, Class B2, 4.5%, 6/28/57 (144A)          26,144
       100,000(d)      CCRESG Commercial Mortgage Trust, Series 2016-HEAT, Class D, 5.671%, 4/10/29 (144A)                 102,113
       100,000(d)      CCRESG Commercial Mortgage Trust, Series 2016-HEAT, Class E, 5.671%, 4/10/29 (144A)                 100,528
        50,000(d)      CIM Trust, Series 2017-7, Class M2, 4.0%, 4/25/57 (144A)                                             50,610
        49,418(d)      CIM Trust, Series 2018-J1, Class A10, 3.5%, 3/25/48 (144A)                                           48,792
        50,000         Citigroup Commercial Mortgage Trust, Series 2018-B2, Class A3, 3.744%, 3/10/51                       49,932
        21,407(d)      Citigroup Mortgage Loan Trust, Series 2013-J1, Class B4, 3.528%, 10/25/43 (144A)                     20,299
       110,699(d)      Citigroup Mortgage Loan Trust, Series 2018-RP2, Class A1, 3.5%, 2/25/58 (144A)                      110,417
       100,000         COMM Mortgage Trust, Series 2012-CR2, Class AM, 3.791%, 8/15/45                                     101,252
        25,000         COMM Mortgage Trust, Series 2012-CR4, Class AM, 3.251%, 10/15/45                                     24,391
       100,000(d)      COMM Mortgage Trust, Series 2013-CR11, Class C, 5.334%, 8/10/50 (144A)                              101,755
       100,000         COMM Mortgage Trust, Series 2015-3BP, Class A, 3.178%, 2/10/35 (144A)                                97,306
        50,000(d)      COMM Mortgage Trust, Series 2015-CR25, Class B, 4.696%, 8/10/48                                      51,867
        50,000(d)      CSAIL Commercial Mortgage Trust, Series 2015-C4, Class D, 3.736%, 11/15/48                           44,635
        25,000         CSAIL Commercial Mortgage Trust, Series 2016-C6, Class A5, 3.09%, 1/15/49                            23,978
        21,625(d)      CSMC Trust, Series 2013-IVR1, Class B4, 3.469%, 3/25/43 (144A)                                       20,668
        22,018(d)      CSMC Trust, Series 2013-IVR4, Class B4, 3.483%, 7/25/43 (144A)                                       21,215
        30,343(d)      CSMC Trust, Series 2014-OAK1, Class B4, 3.735%, 11/25/44 (144A)                                      29,640
        46,396(d)      CSMC Trust, Series 2015-1, Class B4, 3.943%, 1/25/45 (144A)                                          43,685
        77,292(d)      CSMC Trust, Series 2017-HL1, Class A1, 3.5%, 6/25/47 (144A)                                          75,752
        46,824(d)      CSMC Trust, Series 2017-HL2, Class A1, 3.5%, 10/25/47 (144A)                                         45,715
        50,000         DBJPM Mortgage Trust, Series 2016-C3, Class A5, 2.89%, 9/10/49                                       47,181
        87,024(d)      EverBank Mortgage Loan Trust, Series 2013-1, Class A2, 2.5%, 3/25/43 (144A)                          83,510
        62,885(d)      Flagstar Mortgage Trust, Series 2017-2, Class A13, 3.5%, 10/25/47 (144A)                             61,572
        52,241(d)      Flagstar Mortgage Trust, Series 2018-1, Class A5, 3.5%, 3/25/48 (144A)                               51,560
        94,441(d)      Flagstar Mortgage Trust, Series 2018-1, Class A13, 3.5%, 3/25/48 (144A)                              91,563
        89,739(d)      Flagstar Mortgage Trust, Series 2018-2, Class A14, 3.5%, 4/25/48 (144A)                              87,016
        48,307(e)      FRESB Mortgage Trust, Series 2017-SB39, Class A5H, 2.63% (1 Month
                       USD LIBOR + 261 bps), 8/25/37                                                                        47,384
        25,000         GS Mortgage Securities Corp. II, Series 2013-GC10, Class B, 3.682%, 2/10/46 (144A)                   24,745
       100,000(e)      Home Partners of America Trust, Series 2017-1, Class D, 3.985% (1 Month
                       USD LIBOR + 190 bps), 7/17/34 (144A)                                                                100,321
       100,000(e)      Home Partners of America Trust, Series 2018-1, Class A, 2.834% (1 Month
                       USD LIBOR + 90 bps), 7/17/37 (144A)                                                                 100,047
       100,000(e)      Hospitality Mortgage Trust, Series 2017-HIT, Class E, 5.58% (1 Month USD LIBOR + 355 bps),
                       5/8/30 (144A)                                                                                       100,219
       100,000(d)      Irvine Core Office Trust, Series 2013-IRV, Class A2, 3.279%, 5/15/48 (144A)                          98,899
       100,000(d)      JP Morgan Chase Commercial Mortgage Securities Trust, Series 2012-C8, Class B,
                       3.977%, 10/15/45 (144A)                                                                             100,129
        57,662(e)      JP Morgan Chase Commercial Mortgage Securities Trust, Series 2014-FL4, Class C, 4.273%
                       (1 Month USD LIBOR + 220 bps), 12/15/30 (144A)                                                       57,747
        27,122(d)      JP Morgan Mortgage Trust, Series 2014-1, Class B4, 3.738%, 1/25/44 (144A)                            26,548
        22,654(d)      JP Morgan Mortgage Trust, Series 2014-1, Class B5, 3.738%, 1/25/44 (144A)                            21,420

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

 Principal
 Amount
 USD ($)                                                                                                                     Value
                       Thrifts & Mortgage Finance - (continued)
        60,000(d)      JP Morgan Mortgage Trust, Series 2014-IVR6, Class B4, 2.782%, 7/25/44 (144A)                    $    58,004
        28,718(d)      JP Morgan Mortgage Trust, Series 2016-2, Class B1, 2.706%, 6/25/46 (144A)                            28,894
        19,145(d)      JP Morgan Mortgage Trust, Series 2016-2, Class B2, 2.706%, 6/25/46 (144A)                            18,998
        80,171(d)      JP Morgan Mortgage Trust, Series 2016-3, Class 1A1, 3.5%, 10/25/46 (144A)                            78,692
        31,483(d)      JP Morgan Mortgage Trust, Series 2016-3, Class AM, 3.371%, 10/25/46 (144A)                           30,985
        46,554(d)      JP Morgan Mortgage Trust, Series 2016-5, Class AM, 2.611%, 12/25/46 (144A)                           45,605
       140,818(d)      JP Morgan Mortgage Trust, Series 2017-1, Class A3, 3.5%, 1/25/47 (144A)                             139,157
        80,108(d)      JP Morgan Mortgage Trust, Series 2017-1, Class A11, 3.5%, 1/25/47 (144A)                             78,659
        33,826(d)      JP Morgan Mortgage Trust, Series 2017-2, Class A6, 3.0%, 5/25/47 (144A)                              32,983
        39,065(d)      JP Morgan Mortgage Trust, Series 2017-2, Class B1, 3.746%, 5/25/47 (144A)                            38,083
        97,269(d)      JP Morgan Mortgage Trust, Series 2017-3, Class 1A13, 3.5%, 8/25/47 (144A)                            95,211
        35,929(d)      JP Morgan Mortgage Trust, Series 2017-4, Class A3, 3.5%, 11/25/48 (144A)                             35,244
       130,918(d)      JP Morgan Mortgage Trust, Series 2017-4, Class A6, 3.0%, 11/25/48 (144A)                            128,947
       103,797(d)      JP Morgan Mortgage Trust, Series 2017-4, Class A13, 3.5%, 11/25/48 (144A)                            99,451
        24,831(d)      JP Morgan Mortgage Trust, Series 2017-5, Class B2, 3.173%, 10/26/48 (144A)                           24,006
        49,662(d)      JP Morgan Mortgage Trust, Series 2017-5, Class B3, 3.173%, 10/26/48 (144A)                           47,049
       104,057(d)      JP Morgan Mortgage Trust, Series 2017-6, Class A3, 3.5%, 12/25/48 (144A)                            102,009
        51,286(d)      JP Morgan Mortgage Trust, Series 2017-6, Class A5, 3.5%, 12/25/48 (144A)                             50,649
        55,948(d)      JP Morgan Mortgage Trust, Series 2017-6, Class A6, 3.0%, 12/25/48 (144A)                             54,903
        97,800(d)      JP Morgan Mortgage Trust, Series 2018-3, Class A3, 3.5%, 9/25/48 (144A)                              95,875
        30,000(d)      JP Morgan Trust, Series 2015-5, Class B4, 2.972%, 5/25/45 (144A)                                     28,533
        50,000         JPMBB Commercial Mortgage Securities Trust, Series 2014-C22, Class A4, 3.801%, 9/15/47               50,746
        25,600(e)      La Hipotecaria Panamanian Mortgage Trust, Series 2007-1GA, Class A, 4.0%
                       (Panamanian Mortgage Reference Rate - 125 bps), 12/23/36 (144A)                                      25,440
        99,705(d)      Mello Mortgage Capital Acceptance, Series 2018-MTG1, Class A9, 3.5%, 5/25/48 (144A)                  94,892
        60,000(d)      Mill City Mortgage Loan Trust, Series 2017-2, Class M1, 3.25%, 7/25/59 (144A)                        58,418
        65,000(d)      Mill City Mortgage Loan Trust, Series 2017-2, Class M3, 3.25%, 7/25/59 (144A)                        60,880
        34,983(d)      Mill City Mortgage Loan Trust, Series 2017-3, Class M1, 3.25%, 1/25/61 (144A)                        34,076
       100,000(d)      Morgan Stanley Capital I Trust, Series 2016-BNK2, Class D, 3.0%, 11/15/49 (144A)                     79,161
        25,000         Morgan Stanley Capital I Trust, Series 2016-UBS9, Class D, 3.0%, 3/15/49 (144A)                      20,293
        70,000(d)      New Residential Mortgage Loan Trust, Series 2018-RPL1, Class A1, 3.5%, 12/25/57 (144A)               69,524
        67,793(d)      NRP Mortgage Trust, Series 2013-1, Class A1, 3.25%, 7/25/43 (144A)                                   65,892
        31,090(d)      NRP Mortgage Trust, Series 2013-1, Class B4, 3.313%, 7/25/43 (144A)                                  28,759
       100,000         Progress Residential Trust, Series 2017-SFR1, Class E, 4.261%, 8/17/34 (144A)                        99,159
       125,925(d)      PSMC Trust, Series 2018-1, Class A1, 3.5%, 2/25/48 (144A)                                           124,744
        21,348(e)      RESI Finance LP, Series 2003-C, Class B3, 3.446% (1 Month USD LIBOR + 140 bps),
                       9/10/35 (144A)                                                                                       18,955
        50,000         Seasoned Credit Risk Transfer Trust, Series 2018-2, Class HT, 3.0%, 11/25/57                         47,881
        42,291(d)      Sequoia Mortgage Trust, Series 2012-6, Class A1, 2.5%, 12/25/42                                      40,295
       123,215(d)      Sequoia Mortgage Trust, Series 2013-2, Class A, 1.874%, 2/25/43                                     110,683
        53,049(d)      Sequoia Mortgage Trust, Series 2013-3, Class A1, 2.0%, 3/25/43                                       48,979
        33,401(d)      Sequoia Mortgage Trust, Series 2013-4, Class A2, 2.5%, 4/25/43                                       31,488
       146,459(d)      Sequoia Mortgage Trust, Series 2013-5, Class A2, 3.0%, 5/25/43 (144A)                               140,321
        70,208(d)      Sequoia Mortgage Trust, Series 2013-6, Class A1, 2.5%, 5/25/43                                       66,528
        52,229         Sequoia Mortgage Trust, Series 2013-6, Class B3, 3.524%, 5/25/43                                     50,461
        43,537(d)      Sequoia Mortgage Trust, Series 2013-7, Class A1, 2.5%, 6/25/43                                       41,440
        81,632(d)      Sequoia Mortgage Trust, Series 2013-7, Class A2, 3.0%, 6/25/43                                       78,720
        49,907(d)      Sequoia Mortgage Trust, Series 2013-10, Class A1, 3.5%, 8/25/43 (144A)                               49,111
       153,332(d)      Sequoia Mortgage Trust, Series 2015-1, Class A6, 2.5%, 1/25/45 (144A)                               150,133

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/18 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

 Principal
 Amount
 USD ($)                                                                                                                     Value
                       Thrifts & Mortgage Finance - (continued)
        30,088(d)      Sequoia Mortgage Trust, Series 2015-2, Class A1, 3.5%, 5/25/45 (144A)                           $    29,608
           535(d)      Sequoia Mortgage Trust, Series 2016-1, Class A10, 3.5%, 6/25/46 (144A)                                  526
        89,387(d)      Sequoia Mortgage Trust, Series 2017-2, Class A1, 3.5%, 2/25/47 (144A)                                87,794
        29,261(d)      Sequoia Mortgage Trust, Series 2017-3, Class A19, 3.5%, 4/25/47 (144A)                               28,468
        52,235(d)      Sequoia Mortgage Trust, Series 2017-4, Class A1, 3.5%, 7/25/47 (144A)                                51,337
        97,595(d)      Sequoia Mortgage Trust, Series 2018-2, Class A1, 3.5%, 2/25/48 (144A)                                96,065
        43,794(d)      Sequoia Mortgage Trust, Series 2018-3, Class A19, 3.5%, 3/25/48 (144A)                               42,822
        67,806(d)      Shellpoint Co-Originator Trust, Series 2017-1, Class A19, 3.5%, 4/25/47 (144A)                       66,217
        60,000(d)      TIAA Bank Mortgage Loan Trust, Series 2018-2, Class A1, 3.5%, 7/25/48 (144A)                         58,622
        75,000(d)      Towd Point Mortgage Trust, Series 2015-3, Class M2, 4.0%, 3/25/54 (144A)                             75,816
        70,000(d)      Towd Point Mortgage Trust, Series 2015-6, Class M1, 3.75%, 4/25/55 (144A)                            70,431
        55,000(d)      Towd Point Mortgage Trust, Series 2016-1, Class M1, 3.5%, 2/25/55 (144A)                             54,519
       100,000(d)      Towd Point Mortgage Trust, Series 2017-1, Class A2, 3.5%, 10/25/56 (144A)                            99,042
       105,000(d)      Towd Point Mortgage Trust, Series 2017-1, Class M1, 3.75%, 10/25/56 (144A)                          105,160
       115,000(d)      Towd Point Mortgage Trust, Series 2017-2, Class A2, 3.25%, 4/25/57 (144A)                           112,950
        47,433         Wells Fargo Commercial Mortgage Trust, Series 2014-LC16, Class A2, 2.819%, 8/15/50                   47,401
        50,000         Wells Fargo Commercial Mortgage Trust, Series 2014-LC16, Class ASB, 3.477%, 8/15/50                  50,405
        23,162(d)      WinWater Mortgage Loan Trust, Series 2015-1, Class B4, 3.911%, 1/20/45 (144A)                        21,565
        55,788(d)      WinWater Mortgage Loan Trust, Series 2015-4, Class B4, 3.759%, 6/20/45 (144A)                        54,581
                                                                                                                       -----------
                       Total Banks                                                                                     $ 6,663,995
                                                                                                                       -----------
                       GOVERNMENT - 0.4%
         6,600         Federal National Mortgage Association REMICS, Series 2009-36, Class HX, 4.5%, 6/25/29           $     6,818
       100,000(d)      FREMF Mortgage Trust, Series 2012-K710, Class B, 3.942%, 6/25/47 (144A)                             100,697
        40,774         Government National Mortgage Association, Series 2009-83, Class EB, 4.5%, 9/20/39                    42,551
        17,816         Government National Mortgage Association, Series 2012-130, Class PA, 3.0%, 4/20/41                   17,608
                                                                                                                       -----------
                       Total Government                                                                                $   167,674
                                                                                                                       -----------
                       TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                       (Cost $6,936,757)                                                                               $ 6,831,669
                                                                                                                       -----------
                       CONVERTIBLE CORPORATE BONDS - 0.4% of Net Assets
                       CAPITAL GOODS - 0.0%+
                       Construction & Engineering - 0.0%+
         7,000         Dycom Industries, Inc., 0.75%, 9/15/21                                                          $     8,106
                                                                                                                       -----------
                       Total Capital Goods                                                                             $     8,106
                                                                                                                       -----------
                       HEALTH CARE EQUIPMENT & SERVICES - 0.1%
                       Health Care Equipment - 0.1%
        35,000         Wright Medical Group, Inc., 1.625%, 6/15/23 (144A)                                              $    34,720
                                                                                                                       -----------
                       Total Health Care Equipment & Services                                                          $    34,720
                                                                                                                       -----------
                       PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 0.2%
                       Biotechnology - 0.1%
        24,000         Alder Biopharmaceuticals, Inc., 2.5%, 2/1/25                                                    $    24,931
        26,000         Insmed, Inc., 1.75%, 1/15/25                                                                         23,868
                                                                                                                       -----------
                                                                                                                       $    48,799
                                                                                                                       -----------
                       Pharmaceuticals - 0.1%
        19,000         Jazz Investments I, Ltd., 1.5%, 8/15/24 (144A)                                                  $    19,795
        25,000         Medicines Co., 2.75%, 7/15/23                                                                        25,137
                                                                                                                       -----------
                                                                                                                       $    44,932
                                                                                                                       -----------
                       Total Pharmaceuticals, Biotechnology & Life Sciences                                            $    93,731
                                                                                                                       -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

 Principal
 Amount
 USD ($)                                                                                                                     Value
                       SOFTWARE & SERVICES - 0.1%
                       Application Software - 0.1%
        25,000         Synchronoss Technologies, Inc., 0.75%, 8/15/19                                                  $    23,376
                                                                                                                       -----------
                       Total Software & Services                                                                       $    23,376
                                                                                                                       -----------
                       TOTAL CONVERTIBLE CORPORATE BONDS
                       (Cost $156,298)                                                                                 $   159,933
                                                                                                                       -----------
                       CORPORATE BONDS - 35.5% of Net Assets
                       AUTOMOBILES & COMPONENTS - 0.7%
                       Auto Parts & Equipment - 0.0%+
        13,000         TI Group Automotive Systems LLC, 8.75%, 7/15/23 (144A)                                          $    13,588
                                                                                                                       -----------
                       Automobile Manufacturers - 0.7%
       120,000         Ford Motor Co., 4.346%, 12/8/26                                                                 $   117,769
       115,000         General Motors Co., 6.6%, 4/1/36                                                                    124,468
        65,000         Nissan Motor Acceptance Corp., 3.15%, 3/15/21 (144A)                                                 64,567
                                                                                                                       -----------
                                                                                                                       $   306,804
                                                                                                                       -----------
                       Total Automobiles & Components                                                                  $   320,392
                                                                                                                       -----------
                       BANKS - 4.3%
                       Diversified Banks - 3.8%
         65,000(d)     Banco de Credito del Peru, 6.875% (3 Month USD LIBOR + 771 bps), 9/16/26 (144A)                 $    69,388
ARS   1,000,000(e)     Banco de la Ciudad de Buenos Aires, (Argentine Deposit Rate Badlar Private
                       Banks 30-35 Days + 399 bps), 12/5/22                                                                 34,596
       200,000         Barclays Plc, 4.375%, 1/12/26                                                                       194,253
        75,000         BBVA Bancomer SA, 4.375%, 4/10/24 (144A)                                                             74,737
       200,000(b)(d)   BNP Paribas SA, 7.625% (5 Year USD Swap Rate + 631 bps) (144A)                                      208,750
       145,000(e)      Canadian Imperial Bank of Commerce, 2.678% (3 Month USD LIBOR + 32 bps), 2/2/21                     144,961
       125,000         Credit Suisse Group Funding Guernsey, Ltd., 3.8%, 9/15/22                                           124,451
NZD    100,000         JPMorgan Chase & Co., 4.25%, 11/2/18                                                                 68,051
       200,000         Lloyds Banking Group Plc, 4.65%, 3/24/26                                                            196,784
       200,000         Nordea Bank AB, 4.25%, 9/21/22 (144A)                                                               202,849
       200,000         QNB Finansbank AS, 4.875%, 5/19/22 (144A)                                                           186,654
       200,000(b)(d)   Royal Bank of Scotland Group Plc, 8.625% (5 Year USD Swap Rate + 760 bps)                           212,550
                                                                                                                       -----------
                                                                                                                       $ 1,718,024
                                                                                                                       -----------
                       Regional Banks - 0.5%
       125,000         SunTrust Bank, 2.45%, 8/1/22                                                                    $   120,079
        95,000(d)      SunTrust Bank, 2.59% (3 Month USD LIBOR + 30 bps), 1/29/21                                           94,159
                                                                                                                       -----------
                                                                                                                       $   214,238
                                                                                                                       -----------
                       Total Banks                                                                                     $ 1,932,262
                                                                                                                       -----------
                       CAPITAL GOODS - 1.4%
                       Aerospace & Defense - 0.6%
        50,000         Embraer Netherlands Finance BV, 5.4%, 2/1/27                                                    $    51,732
       120,000         Rockwell Collins, Inc., 3.2%, 3/15/24                                                               115,605
       115,000         Spirit AeroSystems, Inc., 4.6%, 6/15/28                                                             115,451
                                                                                                                       -----------
                                                                                                                       $   282,788
                                                                                                                       -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/18 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

 Principal
 Amount
 USD ($)                                                                                                                     Value
                       Building Products - 0.4%
        50,000         Owens Corning, 3.4%, 8/15/26                                                                    $    45,590
        75,000         Owens Corning, 4.2%, 12/1/24                                                                         73,993
        60,000         Standard Industries, Inc., 5.375%, 11/15/24 (144A)                                                   59,250
                                                                                                                       -----------
                                                                                                                       $   178,833
                                                                                                                       -----------
                       Construction & Farm Machinery & Heavy Trucks - 0.2%
       100,000         Meritor, Inc., 6.25%, 2/15/24                                                                   $   100,750
                                                                                                                       -----------
                       Trading Companies & Distributors - 0.2%
        35,000         United Rentals North America, Inc., 4.625%, 10/15/25                                            $    33,338
        35,000         United Rentals North America, Inc., 4.875%, 1/15/28                                                  32,408
                                                                                                                       -----------
                                                                                                                       $    65,746
                                                                                                                       -----------
                       Total Capital Goods                                                                             $   628,117
                                                                                                                       -----------
                       COMMERCIAL & PROFESSIONAL SERVICES - 0.1%
                       Security & Alarm Services - 0.1%
        35,000         Brink's Co., 4.625%, 10/15/27 (144A)                                                            $    32,725
                                                                                                                       -----------
                       Total Commercial & Professional Services                                                        $    32,725
                                                                                                                       -----------
                       COMMERCIAL SERVICES & SUPPLIES - 0.1%
                       Research & Consulting Services - 0.1%
        61,000         Verisk Analytics, Inc., 5.5%, 6/15/45                                                           $    62,875
                                                                                                                       -----------
                       Total Commercial Services & Supplies                                                            $    62,875
                                                                                                                       -----------
                       CONSUMER DURABLES & APPAREL - 0.9%
                       Homebuilding - 0.7%
        40,000         DR Horton, Inc., 5.75%, 8/15/23                                                                 $    43,192
        65,000         KB Home, 7.5%, 9/15/22                                                                               70,089
       100,000         Lennar Corp., 4.5%, 6/15/19                                                                         100,250
        36,000         Lennar Corp., 4.75%, 11/29/27                                                                        33,761
        24,000         Meritage Homes Corp., 6.0%, 6/1/25                                                                   24,300
        20,000         Meritage Homes Corp., 7.0%, 4/1/22                                                                   21,550
        20,000         Toll Brothers Finance Corp., 4.875%, 11/15/25                                                        19,250
                                                                                                                       -----------
                                                                                                                       $   312,392
                                                                                                                       -----------
                       Housewares & Specialties - 0.2%
       100,000         Controladora Mabe SA de CV, 7.875%, 10/28/19 (144A)                                             $   104,250
                                                                                                                       -----------
                       Total Consumer Durables & Apparel                                                               $   416,642
                                                                                                                       -----------
                       CONSUMER SERVICES - 0.5%
                       Casinos & Gaming - 0.2%
        80,000         Scientific Games International, Inc., 10.0%, 12/1/22                                            $    85,357
                                                                                                                       -----------
                       Education Services - 0.3%
        25,000         Massachusetts Institute of Technology, 5.6%, 7/1/11                                             $    32,346
        50,000         President & Fellows of Harvard College, 2.3%, 10/1/23                                                48,192
        25,000         Tufts University, 5.017%, 4/15/12                                                                    27,837
        25,000         William Marsh Rice University, 4.626%, 5/15/63                                                       28,135
                                                                                                                       -----------
                                                                                                                       $   136,510
                                                                                                                       -----------
                       Total Consumer Services                                                                         $   221,867
                                                                                                                       -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

 Principal
 Amount
 USD ($)                                                                                                                     Value
                       DIVERSIFIED FINANCIALS - 3.5%
                       Asset Management & Custody Banks - 0.2%
        65,000         Legg Mason, Inc., 4.75%, 3/15/26                                                                $    66,037
                                                                                                                       -----------
                       Consumer Finance - 0.8%
        50,000         Ally Financial, Inc., 4.625%, 5/19/22                                                           $    49,875
       120,000         Capital One Financial Corp., 4.25%, 4/30/25                                                         119,583
INR 14,730,000         International Finance Corp., 6.3%, 11/25/24                                                         200,144
                                                                                                                       -----------
                                                                                                                       $   369,602
                                                                                                                       -----------
                       Diversified Capital Markets - 0.7%
       100,000(d)      Banco Continental SA via Continental Trustees Cayman, Ltd., 7.375% (3 Month
                       USD LIBOR + 680 bps), 10/7/40 (144A)                                                            $   103,550
        35,000         Freedom Mortgage Corp., 8.25%, 4/15/25 (144A)                                                        34,300
       175,000         Macquarie Group, Ltd., 6.0%, 1/14/20 (144A)                                                         181,992
                                                                                                                       -----------
                                                                                                                       $   319,842
                                                                                                                       -----------
                       Financial Exchanges & Data - 0.0%+
        20,000         Moody's Corp., 3.25%, 6/7/21                                                                    $    19,960
                                                                                                                       -----------
                       Investment Banking & Brokerage - 0.7%
        35,000         E*TRADE Financial Corp., 2.95%, 8/24/22                                                         $    33,904
        65,000(d)      Goldman Sachs Group, Inc., 3.272% (3 Month USD LIBOR + 120 bps), 9/29/25                             61,719
        60,000(d)      Goldman Sachs Group, Inc., 4.223% (3 Month USD LIBOR + 130 bps), 5/1/29                              59,095
       135,000         Morgan Stanley, 4.1%, 5/22/23                                                                       135,515
                                                                                                                       -----------
                                                                                                                       $   290,233
                                                                                                                       -----------
                       Specialized Finance - 1.1%
        71,000         Cantor Fitzgerald LP, 7.875%, 10/15/19 (144A)                                                   $    74,242
       200,000         Fly Leasing, Ltd., 6.375%, 10/15/21                                                                 206,250
       200,000         MassMutual Global Funding II, 2.75%, 6/22/24 (144A)                                                 190,567
        35,000         Nationstar Mortgage LLC / Nationstar Capital Corp., 6.5%, 6/1/22                                     34,737
                                                                                                                       -----------
                                                                                                                       $   505,796
                                                                                                                       -----------
                       Total Diversified Financials                                                                    $ 1,571,470
                                                                                                                       -----------
                       ENERGY - 7.3%
                       Integrated Oil & Gas - 0.6%
        35,000         Nostrum Oil & Gas Finance BV, 8.0%, 7/25/22 (144A)                                              $    33,215
         9,000         Petrobras Global Finance BV, 6.125%, 1/17/22                                                          9,153
        25,000         Petrobras Global Finance BV, 7.375%, 1/17/27                                                         24,969
       115,000         Petroleos Mexicanos, 3.5%, 1/30/23                                                                  108,867
        45,000         Petroleos Mexicanos, 6.5%, 3/13/27                                                                   46,144
        30,000         YPF SA, 6.95%, 7/21/27 (144A)                                                                        25,762
ARS    175,000         YPF SA, 16.5%, 5/9/22 (144A)                                                                          4,568
                                                                                                                       -----------
                                                                                                                       $   252,678
                                                                                                                       -----------
                       Oil & Gas Exploration & Production - 1.5%
        65,000         Antero Resources Corp., 5.625%, 6/1/23                                                          $    65,812
       115,000         Continental Resources, Inc., 4.375%, 1/15/28                                                        114,326
       200,000         Gazprom OAO Via Gaz Capital SA, 4.95%, 7/19/22 (144A)                                               201,400
        46,000         Hilcorp Energy I LP / Hilcorp Finance Co., 5.75%, 10/1/25 (144A)                                     45,885
        25,000         MEG Energy Corp., 6.5%, 1/15/25 (144A)                                                               24,938
        75,000         Newfield Exploration Co., 5.625%, 7/1/24                                                             79,031

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/18 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

 Principal
 Amount
 USD ($)                                                                                                                     Value
                       Oil & Gas Exploration & Production - (continued)
        57,000         Oasis Petroleum, Inc., 6.875%, 3/15/22                                                          $    57,981
        45,000         Sanchez Energy Corp., 7.75%, 6/15/21                                                                 38,363
        60,000         Whiting Petroleum Corp., 5.75%, 3/15/21                                                              61,318
                                                                                                                       -----------
                                                                                                                       $   689,054
                                                                                                                       -----------
                       Oil & Gas Refining & Marketing - 0.8%
        65,000         Andeavor, 5.375%, 10/1/22                                                                       $    66,466
       134,000         Calumet Specialty Products Partners LP / Calumet Finance Corp., 6.5%, 4/15/21                       133,330
        95,000         EnLink Midstream Partners LP, 5.45%, 6/1/47                                                          79,878
        79,000         Valero Energy Corp., 6.625%, 6/15/37                                                                 94,463
                                                                                                                       -----------
                                                                                                                       $   374,137
                                                                                                                       -----------
                       Oil & Gas Storage & Transportation - 4.4%
        75,000         Blue Racer Midstream LLC / Blue Racer Finance Corp., 6.125%, 11/15/22 (144A)                    $    75,750
        36,000         Boardwalk Pipelines LP, 4.95%, 12/15/24                                                              36,650
        55,000         Cheniere Energy Partners LP, 5.25%, 10/1/25 (144A)                                                   53,650
        73,000         DCP Midstream Operating LP, 9.75%, 3/15/19 (144A)                                                    76,011
        77,000         Enable Midstream Partners LP, 3.9%, 5/15/24                                                          73,709
        38,000         Enable Midstream Partners LP, 4.4%, 3/15/27                                                          36,143
        45,000         Enable Midstream Partners LP, 4.95%, 5/15/28                                                         43,746
        56,000         Energy Transfer Equity LP, 5.5%, 6/1/27                                                              56,000
        30,000         Energy Transfer Equity LP, 5.875%, 1/15/24                                                           30,750
        45,000         Energy Transfer Partners LP, 6.0%, 6/15/48                                                           44,995
        21,000         Energy Transfer Partners LP, 6.5%, 2/1/42                                                            21,636
        32,000         Enterprise Products Operating LLC, 2.8%, 2/15/21                                                     31,591
        56,000(d)      Enterprise Products Operating LLC, 6.066% (3 Month USD LIBOR + 371 bps), 8/1/66                      56,140
       100,000         Genesis Energy LP / Genesis Energy Finance Corp., 6.75%, 8/1/22                                     101,000
        95,000         Kinder Morgan, Inc., 5.05%, 2/15/46                                                                  88,158
        25,000         Kinder Morgan, Inc., 5.3%, 12/1/34                                                                   24,760
        90,000         Kinder Morgan, Inc., 5.55%, 6/1/45                                                                   90,597
        25,000         MPLX LP, 4.125%, 3/1/27                                                                              23,848
       135,000         MPLX LP, 4.875%, 12/1/24                                                                            139,181
        56,000         ONEOK, Inc., 7.5%, 9/1/23                                                                            64,136
       125,000         Phillips 66 Partners LP, 3.75%, 3/1/28                                                              116,824
       165,000         Plains All American Pipeline LP / PAA Finance Corp., 4.65%, 10/15/25                                164,427
        35,000         Spectra Energy Capital LLC, 6.75%, 7/15/18                                                           35,044
        38,000         Sunoco Logistics Partners Operations LP, 5.4%, 10/1/47                                               34,941
        19,000         Sunoco Logistics Partners Operations LP, 6.1%, 2/15/42                                               19,081
        45,000         Targa Resources Partners LP / Targa Resources Partners Finance Corp., 4.125%, 11/15/19               45,000
        52,000         Targa Resources Partners LP / Targa Resources Partners Finance Corp., 5.0%, 1/15/28 (144A)           48,360
        90,000         Western Gas Partners LP, 4.5%, 3/1/28                                                                86,612
       105,000         Williams Cos., Inc., 5.75%, 6/24/44                                                                 108,544
        95,000         Williams Cos., Inc., 7.5%, 1/15/31                                                                  112,988
                                                                                                                       -----------
                                                                                                                       $ 1,940,272
                                                                                                                       -----------
                       Total Energy                                                                                    $ 3,256,141
                                                                                                                       -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

 Principal
 Amount
 USD ($)                                                                                                                     Value
                       FOOD & STAPLES RETAILING - 0.9%
                       Drug Retail - 0.3%
        45,000         CVS Health Corp., 4.1%, 3/25/25                                                                 $    44,761
        35,540         CVS Pass-Through Trust, 5.773%, 1/10/33 (144A)                                                       37,981
        63,496         CVS Pass-Through Trust, 6.036%, 12/10/28                                                             67,612
                                                                                                                       -----------
                                                                                                                       $   150,354
                                                                                                                       -----------
                       Food Retail - 0.4%
        70,000         Alimentation Couche-Tard, Inc., 3.55%, 7/26/27 (144A)                                           $    66,357
       119,000         C&S Group Enterprises LLC, 5.375%, 7/15/22 (144A)                                                   116,620
                                                                                                                       -----------
                                                                                                                       $   182,977
                                                                                                                       -----------
                       Hypermarkets & Super Centers - 0.2%
        65,000         Walmart, Inc., 3.4%, 6/26/23                                                                    $    65,484
                                                                                                                       -----------
                       Total Food & Staples Retailing                                                                  $   398,815
                                                                                                                       -----------
                       FOOD, BEVERAGE & TOBACCO - 2.0%
                       Distillers & Vintners - 0.4%
        25,000         Constellation Brands, Inc., 2.25%, 11/6/20                                                      $    24,398
       150,000         Pernod Ricard SA, 4.45%, 1/15/22 (144A)                                                             154,230
                                                                                                                       -----------
                                                                                                                       $   178,628
                                                                                                                       -----------
                       Packaged Foods & Meats - 1.1%
       100,000         Bacardi, Ltd., 5.3%, 5/15/48 (144A)                                                             $    94,773
        70,000         JBS USA LUX SA / JBS USA Finance, Inc., 5.75%, 6/15/25 (144A)                                        65,100
        50,000         JBS USA LUX SA / JBS USA Finance, Inc., 6.75%, 2/15/28 (144A)                                        47,235
       200,000         Minerva Luxembourg SA, 5.875%, 1/19/28 (144A)                                                       174,600
        30,000         Post Holdings, Inc., 5.0%, 8/15/26 (144A)                                                            27,975
        25,000         Smithfield Foods, Inc., 2.65%, 10/3/21 (144A)                                                        23,818
        30,000         Smithfield Foods, Inc., 2.7%, 1/31/20 (144A)                                                         29,570
                                                                                                                       -----------
                                                                                                                       $   463,071
                                                                                                                       -----------
                       Tobacco - 0.5%
        35,000         Alliance One International, Inc., 8.5%, 4/15/21 (144A)                                          $    36,050
       100,000         Altria Group, Inc., 2.625%, 1/14/20                                                                  99,456
       100,000         Reynolds American, Inc., 4.45%, 6/12/25                                                             100,640
                                                                                                                       -----------
                                                                                                                       $   236,146
                                                                                                                       -----------
                       Total Food, Beverage & Tobacco                                                                  $   877,845
                                                                                                                       -----------
                       HEALTH CARE EQUIPMENT & SERVICES - 2.7%
                       Health Care Distributors - 0.4%
        85,000         AmerisourceBergen Corp., 3.45%, 12/15/27                                                        $    78,307
       113,000         Cardinal Health, Inc., 3.079%, 6/15/24                                                              106,461
                                                                                                                       -----------
                                                                                                                       $   184,768
                                                                                                                       -----------
                       Health Care Equipment - 0.6%
        95,000(e)      Becton Dickinson & Co., 3.211% (3 Month USD LIBOR + 88 bps), 12/29/20                           $    95,155
        90,000         Boston Scientific Corp., 4.0%, 3/1/28                                                                87,995
        75,000         Medtronic, Inc., 3.15%, 3/15/22                                                                      74,399
                                                                                                                       -----------
                                                                                                                       $   257,549
                                                                                                                       -----------
                       Health Care Facilities - 0.4%
        25,000         HCA, Inc., 5.875%, 5/1/23                                                                       $    25,937
        20,000         Kindred Healthcare, Inc., 6.375%, 4/15/22                                                            20,600


   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/18 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

 Principal
 Amount
 USD ($)                                                                                                                     Value
                       Health Care Facilities - (continued)
        50,000         Kindred Healthcare, Inc., 8.0%, 1/15/20                                                         $    53,576
        50,000         NYU Langone Hospitals, 4.428%, 7/1/42                                                                51,633
        10,000         RegionalCare Hospital Partners Holdings, Inc., 8.25%, 5/1/23 (144A)                                  10,519
                                                                                                                       -----------
                                                                                                                       $   162,265
                                                                                                                       -----------
                       Health Care Services - 0.2%
        50,000         MEDNAX, Inc., 5.25%, 12/1/23 (144A)                                                             $    48,750
        16,000         Universal Hospital Services, Inc., 7.625%, 8/15/20                                                   15,960
                                                                                                                       -----------
                                                                                                                       $    64,710
                                                                                                                       -----------
                       Health Care Supplies - 0.2%
        75,000         Fresenius US Finance II, Inc., 4.5%, 1/15/23 (144A)                                             $    76,253
                                                                                                                       -----------
                       Health Care Technology - 0.2%
EUR    100,000         IQVIA, Inc., 2.875%, 9/15/25 (144A)                                                             $   108,851
                                                                                                                       -----------
                       Managed Health Care - 0.7%
        62,000         Anthem, Inc., 3.35%, 12/1/24                                                                    $    59,896
        42,000         Anthem, Inc., 3.65%, 12/1/27                                                                         39,786
        11,000         Anthem, Inc., 4.101%, 3/1/28                                                                         10,761
        30,000         Centene Corp., 4.75%, 5/15/22                                                                        30,187
        40,000         Centene Corp., 5.625%, 2/15/21                                                                       40,845
        25,000         Centene Corp., 6.125%, 2/15/24                                                                       26,344
        35,000         Humana, Inc., 3.95%, 3/15/27                                                                         34,418
        85,000         Molina Healthcare, Inc., 5.375%, 11/15/22                                                            85,531
                                                                                                                       -----------
                                                                                                                       $   327,768
                                                                                                                       -----------
                       Total Health Care Equipment & Services                                                          $ 1,182,164
                                                                                                                       -----------
                       INSURANCE - 1.2%
                       Insurance Brokers - 0.2%
       107,000         Brown & Brown, Inc., 4.2%, 9/15/24                                                              $   107,274
                                                                                                                       -----------
                       Life & Health Insurance - 0.3%
        60,000         Teachers Insurance & Annuity Association of America, 4.27%, 5/15/47 (144A)                      $    57,380
        60,000         Teachers Insurance & Annuity Association of America, 4.9%, 9/15/44 (144A)                            63,161
        12,000         Teachers Insurance & Annuity Association of America, 6.85%, 12/16/39 (144A)                          15,888
                                                                                                                       -----------
                                                                                                                       $   136,429
                                                                                                                       -----------
                       Multi-Line Insurance - 0.3%
        85,000         AXA SA, 8.6%, 12/15/30                                                                          $   108,800
                                                                                                                       -----------
                       Property & Casualty Insurance - 0.3%
        55,000         Delphi Financial Group, Inc., 7.875%, 1/31/20                                                   $    58,683
       100,000(d)      Farmers Insurance Exchange, 4.747% (3 Month USD LIBOR + 323 bps), 11/1/57 (144A)                     91,301
                                                                                                                       -----------
                                                                                                                       $   149,984
                                                                                                                       -----------
                       Reinsurance - 0.1%
        40,000+(f)(g)  Lorenz Re 2017, Variable Rate Notes, 3/31/20                                                    $    37,256
        11,174+(f)(g)  Lorenz Re 2018, Variable Rate Notes, 7/1/21                                                          11,174
                                                                                                                       -----------
                                                                                                                       $    48,430
                                                                                                                       -----------
                       Total Insurance                                                                                 $   550,917
                                                                                                                       -----------
                       MATERIALS - 0.7%
                       Commodity Chemicals - 0.1%
        35,000         NOVA Chemicals Corp., 5.0%, 5/1/25 (144A)                                                       $    33,162
                                                                                                                       -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

 Principal
 Amount
 USD ($)                                                                                                                     Value
                       Copper - 0.1%
        50,000         Freeport-McMoRan, Inc., 3.875%, 3/15/23                                                         $    47,250
                                                                                                                       -----------
                       Diversified Chemicals - 0.1%
        50,000         CF Industries, Inc., 3.45%, 6/1/23                                                              $    47,312
                                                                                                                       -----------
                       Diversified Metals & Mining - 0.1%
        40,000         Rain CII Carbon LLC / CII Carbon Corp., 7.25%, 4/1/25 (144A)                                    $    40,600
                                                                                                                       -----------
                       Paper Packaging - 0.2%
        70,000         International Paper Co., 4.8%, 6/15/44                                                          $    67,855
        16,000         International Paper Co., 6.0%, 11/15/41                                                              17,666
                                                                                                                       -----------
                                                                                                                       $    85,521
                                                                                                                       -----------
                       Steel - 0.1%
        45,000         United States Steel Corp., 6.25%, 3/15/26                                                       $    44,382
                                                                                                                       -----------
                       Total Materials                                                                                 $   298,227
                                                                                                                       -----------
                       MEDIA - 0.7%
                       Cable & Satellite - 0.5%
       200,000         CSC Holdings LLC, 5.5%, 4/15/27 (144A)                                                          $   191,000
        30,000         Sirius XM Radio, Inc., 5.375%, 7/15/26 (144A)                                                        28,875
                                                                                                                       -----------
                                                                                                                       $   219,875
                                                                                                                       -----------
                       Movies & Entertainment - 0.2%
        94,000         VOC Escrow, Ltd., 5.0%, 2/15/28 (144A)                                                          $    88,803
                                                                                                                       -----------
                       Total Media                                                                                     $   308,678
                                                                                                                       -----------
                       PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 1.0%
                       Biotechnology - 0.3%
       105,000         Biogen, Inc., 5.2%, 9/15/45                                                                     $   111,428
                                                                                                                       -----------
                       Pharmaceuticals - 0.7%
        75,000         Allergan Funding SCS, 4.85%, 6/15/44                                                            $    72,443
        25,000         Endo Finance LLC, 5.75%, 1/15/22 (144A)                                                              22,375
       116,000         Shire Acquisitions Investments Ireland, DAC, 2.875%, 9/23/23                                        109,132
EUR    105,000         Valeant Pharmaceuticals International, Inc., 4.5%, 5/15/23 (144A)                                   115,712
                                                                                                                       -----------
                                                                                                                       $   319,662
                                                                                                                       -----------
                       Total Pharmaceuticals, Biotechnology & Life Sciences                                            $   431,090
                                                                                                                       -----------
                       REAL ESTATE - 1.5%
                       Diversified REIT - 0.3%
        25,000         Duke Realty, LP 3.25%, 6/30/26                                                                  $    23,448
        95,000         Essex Portfolio LP, 3.625%, 5/1/27                                                                   90,856
                                                                                                                       -----------
                                                                                                                       $   114,304
                                                                                                                       -----------
                       Health Care REIT - 0.3%
        75,000         Healthcare Trust of America Holdings LP, 3.5%, 8/1/26                                           $    70,492
        55,000         Healthcare Trust of America Holdings LP, 3.75%, 7/1/27                                               52,186
                                                                                                                       -----------
                                                                                                                       $   122,678
                                                                                                                       -----------
                       Office REIT - 0.5%
        75,000         Alexandria Real Estate Equities, Inc., 2.75%, 1/15/20                                           $    74,388
        25,000         Alexandria Real Estate Equities, Inc., 3.95%, 1/15/27                                                24,135
        20,000         Alexandria Real Estate Equities, Inc., 4.6%, 4/1/22                                                  20,641

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/18 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

 Principal
 Amount
 USD ($)                                                                                                                     Value
                       Office REIT - (continued)
        70,000         Highwoods Realty LP, 3.625%, 1/15/23                                                            $    68,719
        45,000         Highwoods Realty LP, 4.125%, 3/15/28                                                                 44,191
                                                                                                                       -----------
                                                                                                                       $   232,074
                                                                                                                       -----------
                       Residential REIT - 0.2%
       115,000         UDR, Inc., 4.0%, 10/1/25                                                                        $   114,269
                                                                                                                       -----------
                       Specialized REIT - 0.2%
        75,000         Equinix, Inc., 5.75%, 1/1/25                                                                    $    75,540
                                                                                                                       -----------
                       Total Real Estate                                                                               $   658,865
                                                                                                                       -----------
                       RETAILING - 0.7%
                       Internet Retail - 0.6%
        30,000         Amazon.com, Inc., 2.8%, 8/22/24                                                                 $    28,906
       115,000         Booking Holdings, Inc., 3.55%, 3/15/28                                                              109,461
       100,000         Expedia Group, Inc., 3.8%, 2/15/28                                                                   91,575
        25,000         Expedia Group, Inc., 4.5%, 8/15/24                                                                   24,969
                                                                                                                       -----------
                                                                                                                       $   254,911
                                                                                                                       -----------
                       Specialty Stores - 0.1%
        43,000         PetSmart, Inc., 5.875%, 6/1/25 (144A)                                                           $    33,114
                                                                                                                       -----------
                       Total Retailing                                                                                 $   288,025
                                                                                                                       -----------
                       SOFTWARE & SERVICES - 0.4%
                       Internet Software & Services - 0.4%
       200,000         Alibaba Group Holding, Ltd., 3.4%, 12/6/27                                                      $   186,348
                                                                                                                       -----------
                       Total Software & Services                                                                       $   186,348
                                                                                                                       -----------
                       TECHNOLOGY HARDWARE & EQUIPMENT - 1.0%
                       Electronic Components - 0.5%
       115,000         Amphenol Corp., 3.2%, 4/1/24                                                                    $   110,945
EUR    100,000         Belden, Inc., 2.875%, 9/15/25 (144A)                                                                113,472
                                                                                                                       -----------
                                                                                                                       $   224,417
                                                                                                                       -----------
                       Electronic Manufacturing Services - 0.3%
        25,000         Flex, Ltd., 4.75%, 6/15/25                                                                      $    25,240
       100,000         Flex, Ltd., 5.0%, 2/15/23                                                                           102,028
                                                                                                                       -----------
                                                                                                                       $   127,268
                                                                                                                       -----------
                       Technology Hardware, Storage & Peripherals - 0.2%
        80,000         NCR Corp., 5.0%, 7/15/22                                                                        $    79,200
        30,000         NCR Corp., 6.375%, 12/15/23                                                                          31,087
                                                                                                                       -----------
                                                                                                                       $   110,287
                                                                                                                       -----------
                       Total Technology Hardware & Equipment                                                           $   461,972
                                                                                                                       -----------
                       TELECOMMUNICATION SERVICES - 0.9%
                       Integrated Telecommunication Services - 0.4%
        50,000         CenturyLink, Inc., 7.6%, 9/15/39                                                                $    41,500
       100,000         GTP Acquisition Partners I LLC, 2.35%, 6/15/20 (144A)                                                98,119
        25,000         Unison Ground Lease Funding LLC, 2.981%, 3/15/20 (144A)                                              24,598
        35,000         Windstream Services LLC, 6.375%, 8/1/23                                                              20,650
                                                                                                                       -----------
                                                                                                                       $   184,867
                                                                                                                       -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

 Principal
 Amount
 USD ($)                                                                                                                     Value
                       Wireless Telecommunication Services - 0.5%
       150,000         SBA Tower Trust, 3.869%, 10/8/24 (144A)                                                         $   151,512
        50,000         Sprint Corp., 7.25%, 9/15/21                                                                         52,000
        14,000         T-Mobile USA, Inc., 4.75%, 2/1/28                                                                    12,968
                                                                                                                       -----------
                                                                                                                       $   216,480
                                                                                                                       -----------
                       Total Telecommunication Services                                                                $   401,347
                                                                                                                       -----------
                       TRANSPORTATION - 0.9%
                       Airlines - 0.7%
        32,714         Air Canada 2013-1 Class B Pass Through Trust, 5.375%, 5/15/21 (144A)                            $    33,342
        10,969         Delta Air Lines 2010-2 Class A Pass Through Trust, 4.95%, 5/23/19                                    11,071
        25,000         Delta Air Lines, Inc., 2.875%, 3/13/20                                                               24,835
       134,510         Guanay Finance, Ltd., 6.0%, 12/15/20 (144A)                                                         134,846
        86,979         Latam Airlines 2015-1 Pass Through Trust A, 4.2%, 11/15/27                                           82,265
                                                                                                                       -----------
                                                                                                                       $   286,359
                                                                                                                       -----------
                       Trucking - 0.2%
        45,000         Penske Truck Leasing Co. LP / PTL Finance Corp., 3.375%, 2/1/22 (144A)                          $    44,354
        60,000         Penske Truck Leasing Co. LP / PTL Finance Corp., 3.95%, 3/10/25 (144A)                               59,301
                                                                                                                       -----------
                                                                                                                       $   103,655
                                                                                                                       -----------
                       Total Transportation                                                                            $   390,014
                                                                                                                       -----------
                       UTILITIES - 2.1%
                       Electric Utilities - 1.2%
EUR    100,000         ContourGlobal Power Holdings SA, 5.125%, 6/15/21 (144A)                                         $   117,821
       100,000(b)(d)   Electricite de France SA, 5.25% (USD Swap Rate + 371 bps) (144A)                                     97,600
        65,000         Iberdrola International BV, 6.75%, 7/15/36                                                           82,868
       105,000         NextEra Energy Capital Holdings, Inc., 3.55%, 5/1/27                                                100,929
        17,000         NextEra Energy Operating Partners LP, 4.5%, 9/15/27 (144A)                                           15,895
       100,000(b)(d)   Southern California Edison Co., 6.25% (3 Month USD LIBOR + 420 bps)                                 106,500
        18,000         TerraForm Power Operating LLC, 4.25%, 1/31/23 (144A)                                                 17,370
        18,000         TerraForm Power Operating LLC, 5.0%, 1/31/28 (144A)                                                  17,055
                                                                                                                       -----------
                                                                                                                       $   556,038
                                                                                                                       -----------
                       Gas Utilities - 0.3%
        30,000         Boston Gas Co., 3.15%, 8/1/27 (144A)                                                            $    28,301
        16,000         DCP Midstream Operating LP, 5.6%, 4/1/44                                                             15,100
        80,000         Texas Eastern Transmission LP, 3.5%, 1/15/28 (144A)                                                  75,328
                                                                                                                       -----------
                                                                                                                       $   118,729
                                                                                                                       -----------
                       Independent Power Producers & Energy Traders - 0.4%
        65,383         Alta Wind Holdings LLC, 7.0%, 6/30/35 (144A)                                                    $    70,339
        56,000         Calpine Corp., 5.75%, 1/15/25                                                                        51,205
        40,000         NRG Energy, Inc., 6.625%, 1/15/27                                                                    41,100
                                                                                                                       -----------
                                                                                                                       $   162,644
                                                                                                                       -----------
                       Multi-Utilities - 0.2%
        95,000         Sempra Energy, 3.4%, 2/1/28                                                                     $    89,126
                                                                                                                       -----------
                       Total Utilities                                                                                 $   926,537
                                                                                                                       -----------
                       TOTAL CORPORATE BONDS
                       (Cost $15,926,739)                                                                              $15,803,335
                                                                                                                       -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/18 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

 Principal
 Amount
 USD ($)                                                                                                                     Value
                       FOREIGN GOVERNMENT BONDS - 2.6% of Net Assets
                       Argentina - 0.8%
       150,000         Argentine Republic Government International Bond, 6.625%, 7/6/28                                $   126,375
       250,000         Autonomous City of Buenos Aires Argentina, 7.5%, 6/1/27 (144A)                                      226,515
                                                                                                                       -----------
                                                                                                                       $   352,890
                                                                                                                       -----------
                       Egypt - 0.3%
EGP   2,150,000(h)     Egypt Treasury Bills, 9/11/18                                                                   $   116,017
                                                                                                                       -----------
                       Ivory Coast - 0.3%
EUR    100,000         Ivory Coast Government International Bond, 5.25%, 3/22/30 (144A)                                $   111,397
                                                                                                                       -----------
                       Mexico - 0.3%
MXN     550,000        Mexican Bonos, 6.5%, 6/9/22                                                                     $    26,546
MXN     520,000        Mexican Bonos, 7.5%, 6/3/27                                                                          26,008
MXN   1,342,821        Mexican Udibonos, 2.0%, 6/9/22                                                                       63,167
                                                                                                                       -----------
                                                                                                                       $   115,721
                                                                                                                       -----------
                       Nigeria - 0.4%
       200,000         Africa Finance Corp., 4.375%, 4/29/20 (144A)                                                    $   199,974
                                                                                                                       -----------
                       Norway - 0.2%
NOK    750,000         Norway Government Bond, 2.0%, 5/24/23 (144A)                                                    $    94,770
                                                                                                                       -----------
                       Uruguay - 0.3%
UYU   2,769,000        Uruguay Government International Bond, 8.5%, 3/15/28 (144A)                                     $    75,779
UYU   2,510,000        Uruguay Government International Bond, 9.875%, 6/20/22 (144A)                                        78,802
                                                                                                                       -----------
                                                                                                                       $   154,581
                                                                                                                       -----------
                       TOTAL FOREIGN GOVERNMENT BONDS
                       (Cost $1,342,546)                                                                               $ 1,145,350
                                                                                                                       -----------
                       MUNICIPAL BONDS - 1.7% of Net Assets(i)
                       Diversified Banks - 0.1%
        45,000         Illinois Finance Authority, Northwestern Memorial Healthcare, 4.0%, 7/15/47                     $    46,258
                                                                                                                       -----------
                       Municipal General - 0.8%
        20,000         Central Florida Expressway Authority, 5.0%, 7/1/38                                              $    22,997
       155,000(j)      Commonwealth of Pennsylvania, 4.0%, 1/1/29                                                          162,863
        20,000         JEA Water & Sewer System Revenue, Series A, 4.0%, 10/1/35                                            21,172
        20,000         JEA Water & Sewer System Revenue, Series A, 4.0%, 10/1/39                                            21,025
        90,000         JobsOhio Beverage System, Ohio Taxable Senior Lien, Series B, 3.985%, 1/1/29                         92,545
        25,000         JobsOhio Beverage System, Ohio Taxable Senior Lien, Series B, 4.532%, 1/1/35                         27,020
                                                                                                                       -----------
                                                                                                                       $   347,622
                                                                                                                       -----------
                       Municipal Higher Education - 0.6%
        10,000         Amherst College, 3.794%, 11/1/42                                                                $     9,902
        25,000         Baylor University, Series A, 4.313%, 3/1/42                                                          25,406
        35,000         California Educational Facilities Authority, Stanford University, Series U-7, 5.0%, 6/1/46           46,181
        20,000         Massachusetts Development Finance Agency, Harvard University, Series A, 5.0%, 7/15/40                25,846
        15,000         Massachusetts Development Finance Agency, Partners Healthcare System, 4.0%, 7/1/36                   15,479
        25,000         Massachusetts Development Finance Agency, Partners Healthcare System, 4.0%, 7/1/41                   25,596
        30,000         New York State Dormitory Authority, Columbia University, Series A-2, 5.0%, 10/1/46                   39,587
        75,000         Rhode Island Health & Educational Building Corp., Brown University, Series A, 4.0%, 9/1/47           78,094
                                                                                                                       -----------
                                                                                                                       $   266,091
                                                                                                                       -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

 Principal
 Amount
 USD ($)                                                                                                                     Value
                       Municipal Obligation - 0.1%
       100,000(j)(k)   Commonwealth of Puerto Rico, Series A, 8.0%, 7/1/35                                             $    40,500
                                                                                                                       -----------
                       Municipal School District - 0.1%
        20,000(j)      State of Florida, Capital Outlay, Series C, 4.0%, 6/1/31                                        $    21,700
                                                                                                                       -----------
                       Municipal Transportation - 0.0%+
        15,000         Port Authority of New York & New Jersey, Consolidated-174TH, 4.458%, 10/1/62                    $    15,931
                                                                                                                       -----------
                       TOTAL MUNICIPAL BONDS
                       (Cost $774,378)                                                                                 $   738,102
                                                                                                                       -----------

                       SENIOR SECURED FLOATING RATE LOAN INTERESTS - 5.5% of Net Assets*(e)
                       AUTOMOBILES & COMPONENTS - 0.6%
                       Auto Parts & Equipment - 0.6%
        78,727         Federal-Mogul Corp., Tranche C Term Loan, 5.825% (LIBOR + 375 bps), 4/15/21                     $    78,989
        80,244         TI Group Automotive Systems LLC, Initial US Term Loan, 4.594% (LIBOR + 250 bps), 6/30/22             80,395
       122,040         Tower Automotive Holdings USA LLC, Initial Term Loan, 4.813% (LIBOR + 275 bps), 3/7/24              121,734
                                                                                                                       -----------
                       Total Automobiles & Components                                                                  $   281,118
                                                                                                                       -----------
                       CAPITAL GOODS - 0.4%
                       Building Products - 0.2%
        73,684         Builders FirstSource, Inc., Refinancing Term Loan, 5.334% (LIBOR + 300 bps), 2/29/24            $    73,809
                                                                                                                       -----------
                       Construction & Farm Machinery & Heavy Trucks - 0.1%
        34,302         Navistar, Inc., Tranche B Term Loan, 5.53% (LIBOR + 350 bps), 11/6/24                           $    34,452
                                                                                                                       -----------
                       Industrial Conglomerates - 0.1%
        47,457         DTI Holdco, Inc., Replacement B-1 Term Loan, 6.844% (LIBOR + 475 bps), 9/29/23                  $    47,457
                                                                                                                       -----------
                       Trading Companies & Distributors - 0.0%+
        10,617         WESCO Distribution, Inc., Tranche B-1 Term Loan, 5.094% (LIBOR + 300 bps), 12/12/19             $    10,631
                                                                                                                       -----------
                       Total Capital Goods                                                                             $   166,349
                                                                                                                       -----------
                       COMMERCIAL SERVICES & SUPPLIES - 0.2%
                       Environmental & Facilities Services - 0.1%
        48,999         WCA Waste Systems, Inc., Initial Term Loan, 4.594% (LIBOR + 250 bps), 8/11/23                   $    48,938
                                                                                                                       -----------
                       Human Resource & Employment Services - 0.1%
        33,946         On Assignment, Inc., Initial Term B-1 Loan, 4.094% (LIBOR + 200 bps), 6/3/22                    $    33,989
                                                                                                                       -----------
                       Total Commercial Services & Supplies                                                            $    82,927
                                                                                                                       -----------
                       CONSUMER SERVICES - 0.4%
                       Leisure Facilities - 0.2%
        85,763         Six Flags Theme Parks, Inc., Tranche B Term Loan, 3.85% (LIBOR + 175 bps), 6/30/22              $    86,138
                                                                                                                       -----------
                       Specialized Consumer Services - 0.2%
        73,317         KUEHG Corp. (fka KC MergerSub, Inc.), Term B-2 Loan, 6.084% (LIBOR + 375 bps), 8/12/22          $    73,478
                                                                                                                       -----------
                       Total Consumer Services                                                                         $   159,616
                                                                                                                       -----------
                       DIVERSIFIED FINANCIALS - 0.2%
                       Specialized Finance - 0.2%
        84,711         1011778 BC Unlimited Liability Co. (New Red Finance, Inc.) (aka Burger King/Tim Hortons),
                       Term B-3 Loan, 4.344% (LIBOR + 225 bps), 2/16/24                                                $    84,353
                                                                                                                       -----------
                       Total Diversified Financials                                                                    $    84,353
                                                                                                                       -----------

   The accompanying notes are an integral part of these financial statements.

 Pioneer Strategic Income VCT Portfolio         PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/18 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

 Principal
 Amount
 USD ($)                                                                                                                     Value
                       HEALTH CARE EQUIPMENT & SERVICES - 0.9%
                       Health Care Facilities - 0.5%
        16,881         CHS/Community Health Systems, Inc., Incremental 2019 Term G Loan, 5.307%
                       (LIBOR + 300 bps), 12/31/19                                                                     $    16,840
        31,270         CHS/Community Health Systems, Inc., Incremental 2021 Term H Loan, 5.557%
                       (LIBOR + 325 bps), 1/27/21                                                                           30,569
        71,760         Concentra, Inc., First Lien Tranche B-1 Term Loan, 4.74% (LIBOR + 275 bps), 6/1/22                   71,880
        96,972         Kindred Healthcare, Inc., New Term Loan, 5.875% (LIBOR + 350 bps), 4/9/21                            97,031
                                                                                                                       -----------
                                                                                                                       $   216,320
                                                                                                                       -----------
                       Health Care Services - 0.2%
        49,375         Alliance HealthCare Services, Inc., First Lien Initial Term Loan,
                       6.594% (LIBOR + 450 bps), 10/24/23                                                              $    49,745
        45,783(l)      Gentiva Health Services, Inc., Term Loan, 6/23/25                                                    45,898
                                                                                                                       -----------
                                                                                                                       $    95,643
                                                                                                                       -----------
                       Health Care Supplies - 0.2%
        89,100         Kinetic Concepts, Inc., Dollar Term Loan, 5.584% (LIBOR + 325 bps), 2/2/24                      $    89,378
                                                                                                                       -----------
                       Health Care Technology - 0.0%+
        15,604         Quintiles IMS, Inc., Term B-1 Dollar Loan, 4.334% (LIBOR + 200 bps), 3/7/24                     $    15,577
                                                                                                                       -----------
                       Total Health Care Equipment & Services                                                          $   416,918
                                                                                                                       -----------
                       HOUSEHOLD & PERSONAL PRODUCTS - 0.2%
                       Personal Products - 0.2%
       103,623         Revlon Consumer Products Corp., Initial Term B Loan, 5.594% (LIBOR + 350 bps), 9/7/23           $    80,845
                                                                                                                       -----------
                       Total Household & Personal Products                                                             $    80,845
                                                                                                                       -----------
                       INSURANCE - 0.8%
                       Life & Health Insurance - 0.2%
        97,528         Integro Parent, Inc., First Lien Initial Term Loan, 8.064% (LIBOR + 575 bps), 10/31/22          $    97,285
                                                                                                                       -----------
                       Property & Casualty Insurance - 0.6%
       150,457         Confie Seguros Holding II Co., Term B Loan, 7.557% (LIBOR + 525 bps), 4/19/22                   $   149,516
        99,250         USI, Inc. (fka Compass Investors, Inc.), 2017 New Term Loan, 5.334%
                       (LIBOR + 300 bps), 5/16/24                                                                           98,791
                                                                                                                       -----------
                                                                                                                       $   248,307
                                                                                                                       -----------
                       Total Insurance                                                                                 $   345,592
                                                                                                                       -----------
                       MATERIALS - 0.2%
                       Specialty Chemicals - 0.2%
        48,878         Axalta Coating Systems Dutch Holding B BV (Axalta Coating Systems US Holdings, Inc.),
                       Term B-3 Dollar Loan, 4.084% (LIBOR + 175 bps), 6/1/24                                          $    48,711
        18,006         WR Grace & Co-CONN, Term B-1 Loan, 4.084% (LIBOR + 175 bps), 4/3/25                                  18,003
        30,868         WR Grace & Co-CONN, Term B-2 Loan, 4.084% (LIBOR + 175 bps), 4/3/25                                  30,862
                                                                                                                       -----------
                       Total Materials                                                                                 $    97,576
                                                                                                                       -----------
                       MEDIA - 0.4%
                       Broadcasting - 0.1%
        73,317         Sinclair Television Group, Inc., Tranche B Term Loan, 4.35% (LIBOR + 225 bps), 1/3/24           $    73,308
                                                                                                                       -----------
                       Cable & Satellite - 0.1%
        47,516         MCC Iowa LLC, Tranche M Term Loan, 3.99% (LIBOR + 200 bps), 1/15/25                             $    47,694
                                                                                                                       -----------
                       Leisure Facilities - 0.1%
        32,642         Fitness International LLC, Term B Loan, 5.48% (LIBOR + 325 bps), 4/18/25                        $    32,768
                                                                                                                       -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

 Principal
 Amount
 USD ($)                                                                                                                     Value
                       Movies & Entertainment - 0.1%
        15,341         Kasima LLC, Term Loan, 4.771% (LIBOR + 250 bps), 5/17/21                                        $    15,437
        16,773         Rovi Solutions Corp. / Rovi Guides, Inc., Term B Loan, 4.6% (LIBOR + 250 bps), 7/2/21                16,825
                                                                                                                       -----------
                                                                                                                       $    32,262
                                                                                                                       -----------
                       Total Media                                                                                     $   186,032
                                                                                                                       -----------
                       REAL ESTATE - 0.2%
                       Hotel & Resort REIT - 0.2%
       112,413         MGM Growth Properties Operating Partnership LP, Term B Loan, 4.094%
                       (LIBOR + 200 bps), 3/21/25                                                                      $   112,436
                                                                                                                       -----------
                       Total Real Estate                                                                               $   112,436
                                                                                                                       -----------
                       RETAILING - 0.1%
                       Specialty Stores - 0.1%
        49,750         Staples, Inc., Closing Date Term Loan, 6.358% (LIBOR + 400 bps), 9/12/24                        $    49,111
                                                                                                                       -----------
                       Total Retailing                                                                                 $    49,111
                                                                                                                       -----------
                       SOFTWARE & SERVICES - 0.1%
                       Application Software - 0.1%
        46,802         Verint Systems, Inc., Refinancing Term Loan, 3.983% (LIBOR + 200 bps), 6/28/24                  $    46,890
                                                                                                                       -----------
                       Total Software & Services                                                                       $    46,890
                                                                                                                       -----------
                       TELECOMMUNICATION SERVICES - 0.5%
                       Integrated Telecommunication Services - 0.3%
       120,861         General Communications, Inc. Holdings, Inc., New Term B Loan, 4.344%
                       (LIBOR + 225 bps), 2/2/22                                                                       $   120,861
                                                                                                                       -----------
                       Wireless Telecommunication Services - 0.2%
       117,831         Virgin Media Bristol LLC, Facility K, 4.573% (LIBOR + 250 bps), 1/15/26                         $   117,131
                                                                                                                       -----------
                       Total Telecommunication Services                                                                $   237,992
                                                                                                                       -----------
                       UTILITIES - 0.3%
                       Electric Utilities - 0.1%
        52,500         APLP Holdings, Ltd., Partnership, Term Loan, 5.094% (LIBOR + 300 bps), 4/13/23                  $    52,605
                                                                                                                       -----------
                       Independent Power Producers & Energy Traders - 0.2%
        36,575         Calpine Corp., Term Loan, 4.84% (LIBOR + 250 bps), 1/15/24                                      $    36,556
        38,937         TerraForm AP Acquisition Holdings LLC, Term Loan, 6.584% (LIBOR + 425 bps), 6/27/22                  38,913
                                                                                                                       -----------
                                                                                                                       $    75,469
                                                                                                                       -----------
                       Total Utilities                                                                                 $   128,074
                                                                                                                       -----------
                       TOTAL SENIOR SECURED FLOATING RATE LOAN INTERESTS
                       (Cost $2,469,056)                                                                               $ 2,475,829
                                                                                                                       -----------
                       U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 31.8% of Net Assets
        34,022         Fannie Mae, 3.0%, 10/1/30                                                                       $    33,943
       104,340         Fannie Mae, 3.0%, 5/1/43                                                                            101,928
        18,578         Fannie Mae, 3.0%, 5/1/46                                                                             18,055
        75,000         Fannie Mae, 3.0%, 7/1/46 (TBA)                                                                       72,653
        53,611         Fannie Mae, 3.0%, 9/1/46                                                                             52,012
       103,087         Fannie Mae, 3.0%, 10/1/46                                                                           100,014
       105,877         Fannie Mae, 3.0%, 11/1/46                                                                           102,721
        80,380         Fannie Mae, 3.0%, 1/1/47                                                                             78,345
        27,671         Fannie Mae, 3.0%, 3/1/47                                                                             26,845
       216,733         Fannie Mae, 3.0%, 10/1/47                                                                           210,267
        40,906         Fannie Mae, 3.5%, 12/1/25                                                                            41,422

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/18 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

 Principal
 Amount
 USD ($)                                                                                                                     Value
                       U.S. GOVERNMENT AND AGENCY OBLIGATIONS - (continued)
        63,715         Fannie Mae, 3.5%, 12/1/25                                                                       $    64,518
        57,586         Fannie Mae, 3.5%, 6/1/42                                                                             57,791
        27,852         Fannie Mae, 3.5%, 12/1/42                                                                            27,952
        78,989         Fannie Mae, 3.5%, 2/1/44                                                                             79,098
        57,228         Fannie Mae, 3.5%, 2/1/45                                                                             57,307
        70,642         Fannie Mae, 3.5%, 6/1/45                                                                             70,522
        62,522         Fannie Mae, 3.5%, 9/1/45                                                                             62,259
        58,965         Fannie Mae, 3.5%, 1/1/46                                                                             58,864
        34,863         Fannie Mae, 3.5%, 2/1/46                                                                             34,803
        20,041         Fannie Mae, 3.5%, 3/1/46                                                                             20,007
        44,468         Fannie Mae, 3.5%, 4/1/46                                                                             44,392
        40,669         Fannie Mae, 3.5%, 5/1/46                                                                             40,638
        49,131         Fannie Mae, 3.5%, 7/1/46                                                                             49,047
        97,774         Fannie Mae, 3.5%, 9/1/46                                                                             97,622
        21,544         Fannie Mae, 3.5%, 10/1/46                                                                            21,507
        23,009         Fannie Mae, 3.5%, 10/1/46                                                                            22,968
        45,320         Fannie Mae, 3.5%, 12/1/46                                                                            45,239
        26,364         Fannie Mae, 3.5%, 1/1/47                                                                             26,315
        66,345         Fannie Mae, 3.5%, 1/1/47                                                                             66,294
        67,552         Fannie Mae, 3.5%, 1/1/47                                                                             67,420
       116,350         Fannie Mae, 3.5%, 1/1/47                                                                            116,134
        72,025         Fannie Mae, 3.5%, 5/1/47                                                                             71,868
        79,253         Fannie Mae, 3.5%, 5/1/47                                                                             79,069
        22,509         Fannie Mae, 3.5%, 7/1/47                                                                             22,453
        81,335         Fannie Mae, 3.5%, 7/1/47                                                                             81,151
       111,134         Fannie Mae, 3.5%, 7/1/47                                                                            110,892
        23,185         Fannie Mae, 3.5%, 8/1/47                                                                             23,129
       179,343         Fannie Mae, 3.5%, 8/1/47                                                                            178,884
        29,271         Fannie Mae, 3.5%, 11/1/47                                                                            29,198
        65,609         Fannie Mae, 3.5%, 12/1/47                                                                            65,420
       111,747         Fannie Mae, 3.5%, 12/1/47                                                                           111,410
        39,579         Fannie Mae, 3.5%, 1/1/48                                                                             39,449
        29,267         Fannie Mae, 3.5%, 2/1/48                                                                             29,179
         8,502         Fannie Mae, 4.0%, 12/1/19                                                                             8,726
        64,600         Fannie Mae, 4.0%, 10/1/40                                                                            66,746
         9,582         Fannie Mae, 4.0%, 12/1/40                                                                             9,888
         8,308         Fannie Mae, 4.0%, 11/1/41                                                                             8,533
        12,858         Fannie Mae, 4.0%, 12/1/41                                                                            13,206
        12,864         Fannie Mae, 4.0%, 1/1/42                                                                             13,211
        35,874         Fannie Mae, 4.0%, 1/1/42                                                                             36,846
        68,893         Fannie Mae, 4.0%, 1/1/42                                                                             70,750
        26,560         Fannie Mae, 4.0%, 2/1/42                                                                             27,295
        15,868         Fannie Mae, 4.0%, 3/1/42                                                                             16,298
        33,880         Fannie Mae, 4.0%, 4/1/42                                                                             34,797
        43,717         Fannie Mae, 4.0%, 5/1/42                                                                             44,901
        70,815         Fannie Mae, 4.0%, 7/1/42                                                                             72,825
       209,301         Fannie Mae, 4.0%, 8/1/42                                                                            214,967

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

 Principal
 Amount
 USD ($)                                                                                                                     Value
                       U.S. GOVERNMENT AND AGENCY OBLIGATIONS - (continued)
        31,714         Fannie Mae, 4.0%, 11/1/43                                                                       $    32,551
        35,417         Fannie Mae, 4.0%, 11/1/43                                                                            36,449
        40,548         Fannie Mae, 4.0%, 11/1/43                                                                            41,619
        28,691         Fannie Mae, 4.0%, 7/1/44                                                                             29,324
        55,781         Fannie Mae, 4.0%, 8/1/44                                                                             57,023
        18,021         Fannie Mae, 4.0%, 10/1/44                                                                            18,418
        23,519         Fannie Mae, 4.0%, 10/1/45                                                                            23,996
        87,463         Fannie Mae, 4.0%, 11/1/45                                                                            89,839
        56,225         Fannie Mae, 4.0%, 12/1/45                                                                            57,371
        62,777         Fannie Mae, 4.0%, 6/1/46                                                                             64,044
        65,862         Fannie Mae, 4.0%, 7/1/46                                                                             67,192
        82,270         Fannie Mae, 4.0%, 7/1/46                                                                             83,928
        48,671         Fannie Mae, 4.0%, 8/1/46                                                                             49,655
        20,790         Fannie Mae, 4.0%, 11/1/46                                                                            21,225
        22,260         Fannie Mae, 4.0%, 11/1/46                                                                            22,725
        97,857         Fannie Mae, 4.0%, 1/1/47                                                                             99,969
        31,764         Fannie Mae, 4.0%, 4/1/47                                                                             32,501
        35,755         Fannie Mae, 4.0%, 4/1/47                                                                             36,493
        51,932         Fannie Mae, 4.0%, 4/1/47                                                                             53,137
        22,894         Fannie Mae, 4.0%, 6/1/47                                                                             23,427
        23,219         Fannie Mae, 4.0%, 6/1/47                                                                             23,698
        23,880         Fannie Mae, 4.0%, 6/1/47                                                                             24,373
        86,996         Fannie Mae, 4.0%, 6/1/47                                                                             88,801
        28,083         Fannie Mae, 4.0%, 7/1/47                                                                             28,737
        30,388         Fannie Mae, 4.0%, 7/1/47                                                                             31,019
        25,271         Fannie Mae, 4.0%, 8/1/47                                                                             25,796
        50,113         Fannie Mae, 4.0%, 8/1/47                                                                             51,158
        58,170         Fannie Mae, 4.0%, 12/1/47                                                                            59,386
        79,251         Fannie Mae, 4.0%, 4/1/48                                                                             80,907
       245,886         Fannie Mae, 4.5%, 8/1/40                                                                            258,699
        73,012         Fannie Mae, 4.5%, 11/1/40                                                                            76,818
        36,505         Fannie Mae, 4.5%, 5/1/41                                                                             38,409
        14,814         Fannie Mae, 4.5%, 7/1/41                                                                             15,580
        21,266         Fannie Mae, 4.5%, 12/1/41                                                                            22,160
        33,525         Fannie Mae, 4.5%, 2/1/44                                                                             35,100
        34,731         Fannie Mae, 4.5%, 2/1/44                                                                             36,351
        96,859         Fannie Mae, 4.5%, 6/1/44                                                                            101,704
        56,327         Fannie Mae, 4.5%, 5/1/46                                                                             58,696
        36,724         Fannie Mae, 5.0%, 4/1/30                                                                             38,935
        28,214         Fannie Mae, 5.0%, 1/1/39                                                                             30,129
         7,392         Fannie Mae, 5.0%, 6/1/40                                                                              7,924
           171         Fannie Mae, 6.0%, 3/1/32                                                                                189
       100,000(h)      Federal Home Loan Bank Discount Notes, 7/5/18                                                        99,984
        36,844         Federal Home Loan Mortgage Corp., 3.0%, 10/1/29                                                      36,773
        83,914         Federal Home Loan Mortgage Corp., 3.0%, 11/1/42                                                      82,022
        16,441         Federal Home Loan Mortgage Corp., 3.0%, 5/1/43                                                       16,047
        65,590         Federal Home Loan Mortgage Corp., 3.0%, 6/1/46                                                       63,723

   The accompanying notes are an integral part of these financial statements.

 Pioneer Strategic Income VCT Portfolio         PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/18 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

 Principal
 Amount
 USD ($)                                                                                                                     Value
                       U.S. GOVERNMENT AND AGENCY OBLIGATIONS - (continued)
        45,180         Federal Home Loan Mortgage Corp., 3.0%, 9/1/46                                                  $    43,803
        23,356         Federal Home Loan Mortgage Corp., 3.0%, 12/1/46                                                      22,638
        66,632         Federal Home Loan Mortgage Corp., 3.0%, 2/1/47                                                       64,589
        24,875         Federal Home Loan Mortgage Corp., 3.5%, 10/1/40                                                      24,919
        13,809         Federal Home Loan Mortgage Corp., 3.5%, 10/1/42                                                      13,851
        77,085         Federal Home Loan Mortgage Corp., 3.5%, 6/1/45                                                       77,115
        71,379         Federal Home Loan Mortgage Corp., 3.5%, 11/1/45                                                      71,307
        44,835         Federal Home Loan Mortgage Corp., 3.5%, 3/1/46                                                       44,780
        70,538         Federal Home Loan Mortgage Corp., 3.5%, 5/1/46                                                       70,380
        65,372         Federal Home Loan Mortgage Corp., 3.5%, 7/1/46                                                       65,489
       118,659         Federal Home Loan Mortgage Corp., 3.5%, 8/1/46                                                      119,018
        41,008         Federal Home Loan Mortgage Corp., 3.5%, 12/1/46                                                      40,861
       111,936         Federal Home Loan Mortgage Corp., 3.5%, 12/1/46                                                     111,789
        24,070         Federal Home Loan Mortgage Corp., 3.5%, 6/1/47                                                       23,969
        24,528         Federal Home Loan Mortgage Corp., 3.5%, 6/1/47                                                       24,425
        89,921         Federal Home Loan Mortgage Corp., 3.5%, 7/1/47                                                       89,535
        80,361         Federal Home Loan Mortgage Corp., 3.5%, 8/1/47                                                       80,009
        96,329         Federal Home Loan Mortgage Corp., 3.5%, 10/1/47                                                      95,887
        33,628         Federal Home Loan Mortgage Corp., 3.5%, 11/1/47                                                      33,474
        43,189         Federal Home Loan Mortgage Corp., 3.5%, 11/1/47                                                      42,999
        29,769         Federal Home Loan Mortgage Corp., 3.5%, 1/1/48                                                       29,632
        63,585         Federal Home Loan Mortgage Corp., 3.5%, 1/1/48                                                       63,292
        74,394         Federal Home Loan Mortgage Corp., 4.0%, 1/1/44                                                       76,194
        15,182         Federal Home Loan Mortgage Corp., 4.0%, 2/1/44                                                       15,580
        53,037         Federal Home Loan Mortgage Corp., 4.0%, 5/1/44                                                       54,277
        14,748         Federal Home Loan Mortgage Corp., 4.0%, 7/1/44                                                       15,134
        15,391         Federal Home Loan Mortgage Corp., 4.0%, 7/1/44                                                       15,794
        40,388         Federal Home Loan Mortgage Corp., 4.0%, 7/1/44                                                       41,335
        25,931         Federal Home Loan Mortgage Corp., 4.0%, 12/1/44                                                      26,537
        53,157         Federal Home Loan Mortgage Corp., 4.0%, 12/1/45                                                      54,398
        16,701         Federal Home Loan Mortgage Corp., 4.0%, 1/1/46                                                       17,091
        32,902         Federal Home Loan Mortgage Corp., 4.0%, 6/1/46                                                       33,671
        53,348         Federal Home Loan Mortgage Corp., 4.0%, 7/1/46                                                       54,595
        48,588         Federal Home Loan Mortgage Corp., 4.0%, 8/1/46                                                       49,683
        23,500         Federal Home Loan Mortgage Corp., 4.0%, 4/1/47                                                       24,040
        35,088         Federal Home Loan Mortgage Corp., 4.0%, 4/1/47                                                       35,895
        71,541         Federal Home Loan Mortgage Corp., 4.0%, 4/1/47                                                       73,123
        74,724         Federal Home Loan Mortgage Corp., 4.0%, 4/1/47                                                       76,441
       124,513         Federal Home Loan Mortgage Corp., 4.0%, 5/1/47                                                      127,198
        68,738         Federal Home Loan Mortgage Corp., 4.0%, 10/1/47                                                      70,133
        64,549         Federal Home Loan Mortgage Corp., 4.5%, 5/1/47                                                       67,211
           312         Federal Home Loan Mortgage Corp., 5.0%, 5/1/34                                                          332
         1,842         Federal Home Loan Mortgage Corp., 5.0%, 6/1/35                                                        1,945
         6,445         Federal Home Loan Mortgage Corp., 5.0%, 10/1/38                                                       6,875
        23,505         Federal Home Loan Mortgage Corp., 5.0%, 11/1/39                                                      25,087
        12,570         Federal Home Loan Mortgage Corp., 5.5%, 6/1/41                                                       13,614

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

 Principal
 Amount
 USD ($)                                                                                                                     Value
                       U.S. GOVERNMENT AND AGENCY OBLIGATIONS - (continued)
        85,474         Government National Mortgage Association I, 3.5%, 11/15/41                                      $    86,164
        20,344         Government National Mortgage Association I, 3.5%, 7/15/42                                            20,577
        15,452         Government National Mortgage Association I, 3.5%, 10/15/42                                           15,607
        27,787         Government National Mortgage Association I, 3.5%, 8/15/46                                            27,883
         6,010         Government National Mortgage Association I, 4.0%, 12/15/41                                            6,174
       232,249         Government National Mortgage Association I, 4.0%, 4/15/42                                           239,101
        67,675         Government National Mortgage Association I, 4.0%, 8/15/43                                            69,862
        12,640         Government National Mortgage Association I, 4.0%, 3/15/44                                            12,960
        31,390         Government National Mortgage Association I, 4.0%, 9/15/44                                            32,184
        30,987         Government National Mortgage Association I, 4.0%, 4/15/45                                            31,781
        53,354         Government National Mortgage Association I, 4.0%, 6/15/45                                            54,703
         6,288         Government National Mortgage Association I, 4.5%, 9/15/33                                             6,657
        13,895         Government National Mortgage Association I, 4.5%, 4/15/35                                            14,581
        27,282         Government National Mortgage Association I, 4.5%, 1/15/40                                            28,866
        65,616         Government National Mortgage Association I, 4.5%, 3/15/40                                            68,994
        20,957         Government National Mortgage Association I, 4.5%, 9/15/40                                            22,068
        19,348         Government National Mortgage Association I, 4.5%, 7/15/41                                            20,358
         4,854         Government National Mortgage Association I, 5.0%, 4/15/35                                             5,190
         4,927         Government National Mortgage Association I, 5.5%, 1/15/34                                             5,381
         6,851         Government National Mortgage Association I, 5.5%, 4/15/34                                             7,470
         2,150         Government National Mortgage Association I, 5.5%, 7/15/34                                             2,349
         9,233         Government National Mortgage Association I, 5.5%, 6/15/35                                             9,954
           155         Government National Mortgage Association I, 6.0%, 8/15/19                                               156
           691         Government National Mortgage Association I, 6.0%, 2/15/33                                               764
         1,146         Government National Mortgage Association I, 6.0%, 3/15/33                                             1,265
         1,224         Government National Mortgage Association I, 6.0%, 3/15/33                                             1,338
           183         Government National Mortgage Association I, 6.0%, 6/15/33                                               200
         1,973         Government National Mortgage Association I, 6.0%, 6/15/33                                             2,231
         1,451         Government National Mortgage Association I, 6.0%, 7/15/33                                             1,613
         1,846         Government National Mortgage Association I, 6.0%, 7/15/33                                             2,035
           856         Government National Mortgage Association I, 6.0%, 9/15/33                                               938
         2,558         Government National Mortgage Association I, 6.0%, 9/15/33                                             2,797
         1,372         Government National Mortgage Association I, 6.0%, 10/15/33                                            1,510
         6,678         Government National Mortgage Association I, 6.0%, 8/15/34                                             7,300
           702         Government National Mortgage Association I, 6.5%, 3/15/29                                               774
         1,151         Government National Mortgage Association I, 6.5%, 1/15/30                                             1,270
           400         Government National Mortgage Association I, 6.5%, 2/15/32                                               454
           463         Government National Mortgage Association I, 6.5%, 3/15/32                                               526
           639         Government National Mortgage Association I, 6.5%, 11/15/32                                              726
            49         Government National Mortgage Association I, 7.0%, 3/15/31                                                50
        11,814         Government National Mortgage Association II, 3.5%, 3/20/45                                           11,871
        14,431         Government National Mortgage Association II, 3.5%, 4/20/45                                           14,507
        17,216         Government National Mortgage Association II, 3.5%, 4/20/45                                           17,308
        21,762         Government National Mortgage Association II, 3.5%, 3/20/46                                           21,909
        88,168         Government National Mortgage Association II, 3.5%, 11/20/46                                          88,587
        45,307         Government National Mortgage Association II, 4.0%, 9/20/44                                           46,794
        76,588         Government National Mortgage Association II, 4.0%, 10/20/46                                          78,829

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/18 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

 Principal
 Amount
 USD ($)                                                                                                                     Value
                       U.S. GOVERNMENT AND AGENCY OBLIGATIONS - (continued)
        74,337         Government National Mortgage Association II, 4.0%, 1/20/47                                      $    76,258
        24,860         Government National Mortgage Association II, 4.0%, 2/20/48                                           25,643
        24,930         Government National Mortgage Association II, 4.0%, 4/20/48                                           25,713
       100,000         Government National Mortgage Association II, 4.0%, 7/1/48 (TBA)                                     102,492
        13,312         Government National Mortgage Association II, 4.5%, 9/20/41                                           14,005
        51,277         Government National Mortgage Association II, 4.5%, 9/20/44                                           52,667
        16,999         Government National Mortgage Association II, 4.5%, 10/20/44                                          17,906
        36,854         Government National Mortgage Association II, 4.5%, 11/20/44                                          38,817
         3,508         Government National Mortgage Association II, 5.5%, 3/20/34                                            3,831
         5,787         Government National Mortgage Association II, 6.0%, 11/20/33                                           6,390
       100,000(h)      U.S. Treasury Bills, 7/5/18                                                                          99,986
       225,000(h)      U.S. Treasury Bills, 7/12/18                                                                        224,895
     1,000,000(h)      U.S. Treasury Bills, 7/19/18                                                                        999,180
       110,000(h)      U.S. Treasury Bills, 8/16/18                                                                        109,749
       803,297         U.S. Treasury Inflation Indexed Bonds, 0.75%, 2/15/45                                               779,158
       181,636         U.S. Treasury Inflation Indexed Bonds, 0.875%, 2/15/47                                              181,637
       613,292         U.S. Treasury Inflation Indexed Bonds, 1.0%, 2/15/46                                                631,634
       650,000         U.S. Treasury Notes, 1.625%, 6/30/20                                                                638,447
       675,000         U.S. Treasury Notes, 2.5%, 5/31/20                                                                  674,684
       350,000         U.S. Treasury Notes, 2.75%, 5/31/23                                                                 350,438
                                                                                                                       -----------
                       TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
                       (Cost $14,414,647)                                                                              $14,202,087
                                                                                                                       -----------

   Number of                                                                    Strike          Expiration
   Contracts           Description            Counterparty         Notional     Price           Date
                       OVER THE COUNTER (OTC) CALL OPTIONS PURCHASED - 0.0%+
         3,182^(m)     Desarrolladora Homex   Bank of New York
                       SAB de CV              Mellon Corp.         MXN --       --(o)           10/23/22               $        --
         3,182^(n)     Desarrolladora Homex   Bank of New York
                       SAB de CV              Mellon Corp.         MXN --       --(o)           10/23/22                        --
                                                                                                                       -----------
                                                                                                                       $        --
                                                                                                                       -----------
                       TOTAL OVER THE COUNTER (OTC) CALL OPTIONS PURCHASED
                       (Premiums paid $0)                                                                              $        --
                                                                                                                       -----------
                       CURRENCY PUT OPTION PURCHASED - 0.0%+
       956,000         Put EUR Call USD       Bank of America      EUR 13,618   EUR 1.15        5/27/19                $    15,094
                                                                                                                       -----------
                       TOTAL CURRENCY PUT OPTION PURCHASED
                       (Premiums paid $13,617)                                                                         $    15,094
                                                                                                                       -----------
                       TOTAL OPTIONS PURCHASED
                       (Premiums paid $13,617)                                                                         $    15,094
                                                                                                                       -----------
                       TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS - 96.3%
                       (Cost $43,580,958)                                                                              $42,932,934
                                                                                                                       -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST


                                                                                                   Change
                                                                                                   in Net
                                                                               Net                 Unrealized
                                                                Dividend       Realized            Appreciation
        Shares                                                  Income         Gain (Loss)         (Depreciation)            Value
                       AFFILIATED ISSUER - 2.1%
                       CLOSED-END FUND - 2.1% of Net Assets
                       INSURANCE - 2.1%
                       Property & Casualty Insurance - 2.1%
        97,089         Pioneer ILS Interval Fund(p)             $--            $--                 $29,163             $   941,765
                                                                                                                       -----------
                       Total Insurance                                                                                 $   941,765
                                                                                                                       -----------
                       TOTAL CLOSED-END FUND
                       (Cost $998,388)                                                                                 $   941,765
                                                                                                                       -----------
                       TOTAL INVESTMENTS IN AFFILIATED ISSUER - 2.1%
                       (Cost $998,388)                                                                                 $   941,765
                                                                                                                       -----------

     Number of                                                                 Strike              Expiration
     Contracts         Description       Counterparty           Notional       Price               Date
                       CURRENCY CALL OPTION WRITTEN - 0.0%+
      (956,000)        Put EUR Call USD  Bank of America        EUR 13,618     EUR 1.27            5/27/19             $   (10,363)
                                                                                                                       -----------
                       TOTAL CURRENCY CALL OPTION WRITTEN
                       (Premiums received $(13,618))                                                                   $   (10,363)
                                                                                                                       -----------
                       OTHER ASSETS AND LIABILITIES - 1.6%                                                             $   700,363
                                                                                                                       -----------
                       NET ASSETS - 100.0%                                                                             $44,564,699
                                                                                                                       ===========

BPS     Basis Point.

FREMF   Freddie Mac Multifamily Fixed-Rate Mortgage Loans.

LIBOR   London Interbank Offered Rate.

REIT    Real Estate Investment Trust.

REMICS  Real Estate Mortgage Investment Conduits.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At June 30, 2018, the value of these securities amounted to $12,733,619, or 28.6% of net assets.

(TBA)   "To Be Announced" Securities.

+       Amount rounds to less than 0.1%.

* Senior secured floating rate loan interests in which the Portfolio invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR, (ii) the prime rate offered by one or more major United States banks, (iii) the rate of a certificate of deposit or (iv) other base lending rates used by commercial lenders. The interest rate shown is the rate accruing at June 30, 2018.

^ Security is valued using fair value methods (other than prices supplied by independent pricing services).

+ Securities that used significant unobservable inputs to determine their value.

(a)     Non-income producing security.

(b)     Security is perpetual in nature and has no stated maturity date.

(c) Debt obligation initially issued at one coupon which converts to a higher coupon at a specific date. The rate shown is the rate at June 30, 2018.

(d) The interest rate is subject to change periodically. The interest rate and/or reference index and spread shown at June 30, 2018.

(e) Floating rate note. Coupon rate, reference index and spread shown at June 30, 2018.

(f) Structured reinsurance investment. At June 30, 2018, the value of these securities amounted to $48,430, or 0.1% of net assets. See Notes to Financial Statements -- Note 1H.

(g)     Rate to be determined.

(h) Security issued with a zero coupon. Income is recognized through accretion of discount.

(i)     Consists of Revenue Bonds unless otherwise indicated.

(j)     Represents a General Obligation Bond.

(k)     Security is in default.

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/18 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

(l) This term loan will settle after June 30, 2018, at which time the interest rate will be determined.

(m) Option does not become effective until underlying company's outstanding common shares reach a market capitalization of MXN 12.5 Billion.

(n) Option does not become effective until underlying company's outstanding common shares reach a market capitalization of MXN
        14.5 Billion.

(o)     Strike price is 1 Mexican Peso (MXN).

(p) Pioneer ILS Interval Fund is an affiliated fund managed by Amundi Pioneer Asset Management, Inc., (the "Adviser").

FORWARD FOREIGN CURRENCY CONTRACTS

                                                                                                Net Unrealized
Currency    In Exchange  Currency                                                 Settlement    Appreciation
Purchased   for          Sold       Deliver        Counterparty                   Date         (Depreciation)
USD              64,790  NZD            (95,279)   Brown Brothers Harriman & Co.  7/31/18       $     295
EUR             167,303  USD           (194,523)   Citibank NA                    7/31/18           1,094
NOK             574,704  EUR            (60,128)   Citibank NA                    7/2/18              288
SEK           5,152,433  EUR           (493,678)   Citibank NA                    8/1/18           (1,161)
MXN           2,236,250  USD           (110,717)   Goldman Sachs International    9/28/18             271
SEK           1,948,211  EUR           (190,797)   Goldman Sachs International    8/1/18           (5,268)
SEK           4,513,636  USD           (515,126)   Goldman Sachs International    7/31/18         (10,482)
NOK             574,704  EUR            (60,552)   JPMorgan Chase Bank NA         8/1/18             (275)
NOK           2,000,339  USD           (245,606)   JPMorgan Chase Bank NA         7/31/18            (128)
USD             204,248  INR        (14,142,515)   JPMorgan Chase Bank NA         9/28/18            (179)
USD             224,404  KRW       (248,841,672)   JPMorgan Chase Bank NA         9/28/18             229
KRW         248,841,672  USD           (225,092)   Societe Generale               9/28/18            (918)
SEK           5,152,433  EUR           (500,251)   State Street Bank & Trust Co.  7/2/18           (8,856)
                                                                                                ---------
TOTAL FORWARD FOREIGN CURRENCY CONTRACTS                                                        $ (25,090)
                                                                                                =========

FUTURES CONTRACTS

FIXED INCOME INDEX FUTURES CONTRACTS

                                                                                               Net
Number of                                                                                      Unrealized
Contracts                                                 Notional                             Appreciation
Long         Description              Expiration Date     Amount          Market Value         (Depreciation)
5            U.S. 2 Year Note (CBT)   9/28/18             $ 1,059,297     $ 1,059,141           $   (156)
7            U.S. 5 Year Note (CBT)   9/28/18                 796,742         795,320             (1,422)
3            U.S. 10 Year Note (CBT)  9/19/18                 359,296         360,562              1,266
                                                          -----------     -----------           --------
                                                          $ 2,215,335     $ 2,215,023           $   (312)
                                                          -----------     -----------           --------

Number of
Contracts                                                 Notional                             Unrealized
Short        Description              Expiration Date     Amount          Market Value         (Depreciation)
39           Euro-Bobl                9/6/18              $ 5,988,939     $ 6,014,422           $(25,483)
 3           Euro-Bund                9/6/18                  564,019         568,990             (4,971)
15           U.S. 10 Year Ultra       9/19/18               1,915,379       1,923,516             (8,137)
 3           U.S. Long Bond (CBT)     9/19/18                 434,402         435,000               (598)
                                                          -----------     -----------           --------
                                                          $ 8,902,739     $ 8,941,928           $(39,189)
                                                          -----------     -----------           --------
TOTAL FUTURES CONTRACTS                                   $(6,687,404)    $(6,726,905)          $(39,501)
                                                          ===========     ===========           ========

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

SWAP CONTRACTS

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACT - BUY PROTECTION

Notional        Obligation                                      Annual        Expiration     Premiums        Unrealized     Market
Amount($)(1)    Reference/Index                Pay/Receive(2)   Fixed Rate    Date          (Received)     Appreciation     Value
1,233,665       Markit CDX North America       Pay              5.00%         12/20/22       $ (88,423)    $ 9,133         $(79,290)
                High Yield Index Series 29

OVER THE COUNTER (OTC) CREDIT DEFAULT SWAP CONTRACTS - SELL PROTECTION

Notional                             Obligation               Pay/       Annual      Expiration  Premiums      Unrealized   Market
Amount($)(1) Counterparty            Reference/Index          Receive(3) Fixed Rate  Date        (Received)  Appreciation    Value
  75,000     Morgan Stanley          Diamond Offshore         Receive    1.00%       12/20/19     $ (2,810)       $ 3,437  $    627
                                     Drilling, Inc.
  29,000     JPMorgan Chase Bank NA  Simon Property Group LP  Receive    1.00%       6/20/22           (82)           650       568
  41,000     JPMorgan Chase Bank NA  Simon Property Group LP  Receive    1.00%       6/20/22          (135)           937       802
                                                                                                  --------        -------  --------
TOTAL OVER THE COUNTER (OTC) CREDIT DEFAULT SWAP CONTRACTS - SELL PROTECTION                      $ (3,027)       $ 5,024  $  1,997
                                                                                                  ========        =======  ========
TOTAL SWAP CONTRACTS                                                                              $(91,450)       $14,157  $(77,293)
                                                                                                  ========        =======  ========

(1) The notional amount is the maximum amount that a seller of credit protection would be obligated to pay upon occurrence of a credit event.

(2)  Pays Quarterly.

(3)  Receives Quarterly.

Principal amounts are denominated in U.S. dollars unless otherwise noted.

ARS --  Argentine Peso

EGP --  Egyptian Pound

EUR --  Euro

INR --  Indian Rupee

KRW --  South Korean Won

MXN --  Mexican Peso

NOK --  Norwegian Krone

NZD --  New Zealand Dollar

SEK --  Swedish Krona

UYU --  Uruguayan Peso

Purchases and sales of securities (excluding temporary cash investments) for the six months ended June 30, 2018 were as follows:

                                                  Purchases             Sales
     Long-Term U.S. Government                   $ 2,021,404         $ 3,051,408
     Other Long-Term Securities                  $ 7,153,719         $ 7,407,958

The Portfolio is permitted to engage in purchase and sale transactions ("cross trades") with certain funds and accounts for which the Adviser serves as the investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the six months ended June 30, 2018, the Portfolio engaged in purchases and sales pursuant to these procedures amounting to $4,821 and $0, respectively resulting in a net realized gain of $0.

     At June 30, 2018, the net unrealized depreciation on investments based on cost for federal tax purposes of $44,382,554 was as follows:

     Aggregate gross unrealized appreciation for all investments
       in which there is an excess of value over tax cost          $    497,178
     Aggregate gross unrealized depreciation for all investments
     in which there is an excess of tax cost over value              (1,157,280)
                                                                   ------------
     Net unrealized depreciation                                   $   (660,102)
                                                                   ============

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels below.

     Level 1 - quoted prices in active markets for identical securities.

     Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial
               Statements -- Note 1A.

     Level 3 - significant unobservable inputs (including the Portfolio's own assumptions in determining fair value of investments). See Notes to Financial Statements -- Note 1A.

   The accompanying notes are an integral part of these financial statements.

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Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/18 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

The following is a summary of the inputs used as of June 30, 2018, in valuing the Portfolio's investments.

                                                                    Level 1       Level 2      Level 3     Total
Common Stocks                                                      $     201   $         --   $     --  $       201
Convertible Preferred Stocks                                         500,921             --         --      500,921
Asset Backed Securities                                                   --      1,060,413         --    1,060,413
Collateralized Mortgage Obligations                                       --      6,831,669         --    6,831,669
Convertible Corporate Bonds                                               --        159,933         --      159,933
Corporate Bonds
  Insurance
     Reinsurance                                                          --             --     48,430        48,430
  All Other Corporate Bonds                                               --     15,754,905         --    15,754,905
Foreign Government Bonds                                                  --      1,145,350         --     1,145,350
Municipal Bonds                                                           --        738,102         --       738,102
Senior Secured Floating Rate Loan Interests                               --      2,475,829         --     2,475,829
U.S. Government and Agency Obligations                                    --     14,202,087         --    14,202,087
Over The Counter (OTC) Call Options Purchased                             --             --         --*           --*
Currency Put Option Purchased                                             --         15,094         --        15,094
Closed-End Fund                                                           --        941,765         --       941,765
                                                                   ---------   ------------   --------  ------------
Total Investments in Securities                                    $ 501,122   $ 43,325,147   $ 48,430  $ 43,874,699
                                                                   =========   ============   ========  ============

Other Financial Instruments
Currency Call Option Written                                       $      --   $    (10,363)  $     --  $    (10,363)
Net unrealized depreciation on forward foreign currency contracts         --        (25,090)        --       (25,090)
Net unrealized depreciation on futures contracts                     (39,501)            --         --       (39,501)
Swap contracts, at value                                                  --        (77,293)        --       (77,293)
                                                                   ---------   ------------   --------  ------------
Total Other Financial Instruments                                  $ (39,501)  $   (112,746)  $     --  $   (152,247)
                                                                   =========   ============   ========  ============

*    Includes securities that are valued at $0.

The following is a reconciliation of assets valued using significant unobservable inputs (Level 3):

                                                                       Corporate
                                                                         Bonds
     Balance as of 12/31/17                                             $ 35,408
     Realized gain (loss)(1)                                                  --
     Change in unrealized appreciation (depreciation)(2)                   1,848
     Accrued discounts/premiums                                               --
     Purchases                                                            11,174
     Sales                                                                    --
     Transfers in to Level 3**                                                --
     Transfers out of Level 3**                                               --
                                                                        --------
     Balance as of 6/30/18                                              $ 48,430
                                                                        ========

(1) Realized gain (loss) on these securities is included in the realized gain (loss) from investments on the Statement of Operations.

(2) Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) from investments on the Statement of Operations.

** Transfers are calculated on the beginning of period values. During the six months ended June 30, 2018, there were no transfers between Levels 1, 2 and 3.

Net change in unrealized appreciation (depreciation) of Level 3
investments still held and considered Level 3 at June 30, 2018:          $ 4,088
                                                                         -------

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 6/30/18 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS:
  Investments in unaffiliated issuers, at value (cost $43,580,958)                                       $ 42,932,934
  Investments in affiliated issuers, at value (cost $998,388)                                                 941,765
  Cash                                                                                                        533,986
  Foreign currencies, at value (cost $202,339)                                                                180,383
  Futures collateral                                                                                          117,750
  Swaps collateral                                                                                             50,467
  Due from broker for futures                                                                                  38,298
  Due from broker for swaps                                                                                    77,452
  Variation margin for futures                                                                                  1,247
  Variation margin for swap contracts                                                                             945
  Net unrealized appreciation on unfunded loan commitments                                                        358
  Receivables --
     Investment securities sold                                                                               209,357
     Portfolio shares sold                                                                                     57,761
     Dividends                                                                                                  3,244
     Interest                                                                                                 299,844
  Due from the Adviser                                                                                         25,330
  Other assets                                                                                                  8,866
                                                                                                         ------------
        Total assets                                                                                     $ 45,479,987
                                                                                                         ------------
LIABILITIES:
  Payables --
     Investment securities purchased                                                                     $    281,674
     Portfolio shares repurchased                                                                             404,913
     Professional fees                                                                                         20,537
  Net unrealized depreciation on forward foreign currency contracts                                            25,090
  Net unrealized depreciation on futures contracts                                                             39,501
  Swap contracts, at value (net premiums received $(91,450))                                                   77,293
  Written options outstanding (net premiums received $(13,618))                                                10,363
  Due to affiliates                                                                                            26,065
  Accrued expenses                                                                                             29,852
                                                                                                         ------------
        Total liabilities                                                                                $    915,288
                                                                                                         ------------
NET ASSETS:
  Paid-in capital                                                                                        $ 45,602,202
  Distributions in excess of net investment income                                                            (60,721)
  Accumulated net realized loss on investments                                                               (204,451)
  Net unrealized depreciation on investments                                                                 (772,331)
                                                                                                         ------------
        Net assets                                                                                       $ 44,564,699
                                                                                                         ------------
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
  Class I (based on $10,907,960/1,108,215 shares)                                                        $       9.84
                                                                                                         ============
  Class II (based on $33,656,739/3,425,630 shares)                                                       $       9.82
                                                                                                         ============

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (UNAUDITED)
--------------------------------------------------------------------------------

  For the Six Months Ended 6/30/18

INVESTMENT INCOME:
  Interest from unaffiliated issuers (net of foreign taxes withheld $4,084)              $    894,297
  Dividends from unaffiliated issuers                                                          15,250
                                                                                         ------------
     Total investment income                                                                             $    909,547
                                                                                                         ------------
EXPENSES:
  Management fees                                                                        $    137,373
  Administrative expense                                                                       27,601
  Distribution fees
     Class II                                                                                  42,540
  Custodian fees                                                                               37,166
  Professional fees                                                                            27,172
  Printing expense                                                                             15,195
  Pricing expense                                                                              27,453
  Trustees' fees                                                                                3,575
  Miscellaneous                                                                                 1,910
                                                                                         ------------
     Total expenses                                                                                      $    319,985
                                                                                                         ------------
     Less fees waived and expenses reimbursed by the Adviser                                                 (110,837)
                                                                                                         ------------
     Net expenses                                                                                        $    209,148
                                                                                                         ------------
        Net investment income                                                                            $    700,399
                                                                                                         ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on:
     Investments in unaffiliated issuers                                                 $   (119,047)
     Forward foreign currency contracts                                                      (117,431)
     Futures contracts                                                                         97,741
     Swap contracts                                                                           (32,178)
     Written options                                                                           (3,147)
     Other assets and liabilities denominated in foreign currencies                             6,561    $   (167,501)
                                                                                         ------------    ------------
  Change in net unrealized appreciation (depreciation) on:
     Investments in unaffiliated issuers (net of foreign capital gains tax of $(661))    $ (1,424,358)
     Investments in affiliated issuers                                                         29,163
     Forward foreign currency contracts                                                        15,641
     Futures contracts                                                                        (76,125)
     Swap contracts                                                                            26,726
     Written options                                                                            3,255
     Unfunded loan commitments                                                                    358
     Other assets and liabilities denominated in foreign currencies                           (20,794)   $ (1,446,134)
                                                                                         ------------    ------------
  Net realized and unrealized gain (loss) on investments                                                 $ (1,613,635)
                                                                                                         ------------
  Net decrease in net assets resulting from operations                                                   $   (913,236)
                                                                                                         ============

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                          Six Months
                                                                                            Ended
                                                                                           6/30/18       Year Ended
                                                                                         (unaudited)     12/31/17
FROM OPERATIONS:
Net investment income (loss)                                                             $    700,399    $  1,465,745
Net realized gain (loss) on investments                                                      (167,501)        132,343
Change in net unrealized appreciation (depreciation) on investments                        (1,446,134)        514,641
                                                                                         ------------    ------------
        Net increase (decrease) in net assets resulting from operations                  $   (913,236)   $  2,112,729
                                                                                         ------------    ------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
     Class I ($0.17 and $0.37 per share, respectively)                                   $   (185,023)   $   (397,623)
     Class II ($0.16 and $0.34 per share, respectively)                                      (548,888)     (1,152,008)
Net realized gain:
     Class I ($0.07 and $0.01 per share, respectively)                                        (72,049)        (11,057)
     Class II ($0.07 and $0.01 per share, respectively)                                      (224,978)        (34,044)
                                                                                         ------------    ------------
        Total distributions to shareowners                                               $ (1,030,938)   $ (1,594,732)
                                                                                         ------------    ------------
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sales of shares                                                        $  6,895,554    $ 10,809,563
Reinvestment of distributions                                                               1,028,096       1,594,732
Cost of shares repurchased                                                                 (7,886,257)    (11,360,641)
                                                                                         ------------    ------------
        Net increase in net assets resulting from Portfolio share transactions           $     37,393    $  1,043,654
                                                                                         ------------    ------------
        Net increase (decrease) in net assets                                            $ (1,906,781)   $  1,561,651
NET ASSETS:
Beginning of period                                                                      $ 46,471,480    $ 44,909,829
                                                                                         ------------    ------------
End of period                                                                            $ 44,564,699    $ 46,471,480
                                                                                         ============    ============
Distributions in excess of net investment income                                         $    (60,721)   $    (27,209)
                                                                                         ============    ============


                                                           Six Months   Six Months
                                                             Ended        Ended
                                                            6/30/18      6/30/18       Year Ended      Year Ended
                                                             Shares       Amount        12/31/17        12/31/17
                                                          (unaudited)   (unaudited)      Shares          Amount
CLASS I
Shares sold                                                109,592      $ 1,103,847        91,032     $    932,236
Reinvestment of distributions                               25,676          256,265        39,820          408,680
Less shares repurchased                                    (86,520)        (874,857)     (143,323)      (1,468,786)
                                                          --------      -----------      --------     ------------
        Net increase (decrease)                             48,748      $   485,255       (12,471)    $   (127,870)
                                                          ========      ===========      ========     ============
CLASS II
Shares sold                                                575,372      $ 5,791,707       964,065     $  9,877,327
Reinvestment of distributions                               77,467          771,831       115,811        1,186,052
Less shares repurchased                                   (696,858)      (7,011,400)     (965,219)      (9,891,855)
                                                          --------      -----------      --------     ------------
        Net increase (decrease)                            (44,019)     $ (447,862)       114,657     $  1,171,524
                                                          ========      ===========      ========     ============

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


                                                           Six Months
                                                              Ended
                                                             6/30/18     Year Ended  Year Ended   Year Ended  Year Ended  Year Ended
                                                           (unaudited)    12/31/17    12/31/16*    12/31/15*   12/31/14*   12/31/13
Class I
Net asset value, beginning of period                         $ 10.28       $ 10.16      $  9.78      $ 10.28     $ 10.37    $ 10.76
                                                             -------       -------      -------      -------     -------    -------
Increase (decrease) from investment operations:
    Net investment income (loss)                             $  0.17(a)    $  0.35(a)   $  0.38(a)   $  0.27(a)  $  0.33    $  0.43
    Net realized and unrealized gain (loss) on investments     (0.37)         0.15         0.35        (0.40)       0.09      (0.31)
                                                             -------       -------      -------      -------     -------    -------
       Net increase (decrease) from investment operations    $ (0.20)      $  0.50      $  0.73      $ (0.13)    $  0.42    $  0.12
                                                             -------       -------      -------      -------     -------    -------
Distributions to shareowners:
    Net investment income                                    $ (0.17)      $ (0.37)     $ (0.35)     $ (0.32)    $ (0.39)   $ (0.45)
    Net realized gain                                          (0.07)        (0.01)          --        (0.05)      (0.12)     (0.06)
                                                             -------       -------      -------      -------     -------    -------
Total distributions                                          $ (0.24)      $ (0.38)     $ (0.35)     $ (0.37)    $ (0.51)   $ (0.51)
                                                             -------       -------      -------      -------     -------    -------
Net increase (decrease) in net asset value                   $ (0.44)      $  0.12      $  0.38      $ (0.50)    $ (0.09)   $ (0.39)
                                                             -------       -------      -------      -------     -------    -------
Net asset value, end of period                               $  9.84       $ 10.28      $ 10.16      $  9.78     $ 10.28    $ 10.37
                                                             =======       =======      =======      =======     =======    =======
Total return (b)                                               (1.97)%(c)     4.99%(d)     7.58%       (1.27)%      3.96%      1.17%
Ratio of net expenses to average net assets (e)                 0.75%(f)      0.75%        0.75%        1.20%       1.21%      1.23%
Ratio of net investment income (loss) to average net assets     3.33%(f)      3.43%        3.76%        2.66%       3.22%      3.97%
Portfolio turnover rate                                           21%(c)        48%          61%          56%         88%        30%
Net assets, end of period (in thousands)                     $10,908       $10,886      $10,890      $11,561     $10,541    $10,243
Ratios with no waiver of fees and assumption of expenses by
    the Adviser and no reduction for fees paid indirectly:
    Total expenses to average net assets (e)                    1.25%(f)      1.18%        1.17%        1.20%       1.21%      1.23%
    Net investment income (loss) to average net assets          2.83%(f)      3.00%        3.34%        2.66%       3.22%      3.97%

* The Portfolio was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the periods presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(c)   Not annualized.

(d) If the Portfolio had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2017, the total return would have been 4.94%.

(e)   Includes interest expense of 0.00%, 0.00%, 0.00%, 0.00%, 0.00%+ and 0.00%, respectively.

(f)   Annualized.

+     Amount rounds to less than 0.01%.

NOTE: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                                 (continued)
--------------------------------------------------------------------------------

                                                           Six Months
                                                              Ended
                                                             6/30/18     Year Ended  Year Ended   Year Ended  Year Ended  Year Ended
                                                           (unaudited)    12/31/17    12/31/16*    12/31/15*   12/31/14*   12/31/13
Class II
Net asset value, beginning of period                         $ 10.26       $ 10.14      $  9.76      $ 10.26     $ 10.35    $ 10.74
                                                             -------       -------      -------      -------     -------    -------
Increase (decrease) from investment operations:
    Net investment income (loss)                             $  0.15(a)    $  0.33(a)   $  0.35(a)   $  0.24(a)  $  0.30    $  0.37
    Net realized and unrealized gain (loss) on investments     (0.36)         0.14         0.36        (0.39)       0.09      (0.27)
                                                             -------       -------      -------      -------     -------    -------
       Net increase (decrease) from investment operations    $ (0.21)      $  0.47      $  0.71      $ (0.15)    $  0.39    $  0.10
                                                             -------       -------      -------      -------     -------    -------
Distributions to shareowners:
    Net investment income                                    $ (0.16)      $ (0.34)     $ (0.33)     $ (0.30)    $ (0.36)   $ (0.43)
    Net realized gain                                          (0.07)        (0.01)          --        (0.05)      (0.12)     (0.06)
                                                             -------       -------      -------      -------     -------    -------
Total distributions                                          $ (0.23)      $ (0.35)     $ (0.33)     $ (0.35)    $ (0.48)   $ (0.49)
                                                             -------       -------      -------      -------     -------    -------
Net increase (decrease) in net asset value                   $ (0.44)      $  0.12      $  0.38      $ (0.50)    $ (0.09)   $ (0.39)
                                                             -------       -------      -------      -------     -------    -------
Net asset value, end of period                               $  9.82       $ 10.26      $ 10.14      $  9.76     $ 10.26    $ 10.35
                                                             =======       =======      =======      =======     =======    =======
Total return (b)                                               (2.10)%(c)     4.74%        7.32%       (1.52)%      3.71%      0.92%
Ratio of net expenses to average net assets (d)                 1.00%(e)      1.00%        1.00%        1.45%       1.45%      1.47%
Ratio of net investment income (loss) to average net assets     3.08%(e)      3.18%        3.51%        2.41%       2.96%      3.74%
Portfolio turnover rate                                           21%(c)        48%          61%          56%         88%        30%
Net assets, end of period (in thousands)                     $33,657       $35,585      $34,020      $34,943     $31,526    $28,261
Ratios with no waiver of fees and assumption of expenses by
    the Adviser and no reduction for fees paid indirectly:
    Total expenses to average net assets (d)                    1.49%(e)      1.43%        1.42%        1.45%       1.45%      1.47%
    Net investment income (loss) to average net assets          2.58%(e)      2.75%        3.09%        2.41%       2.96%      3.74%

* The Portfolio was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the periods presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(c)   Not annualized.

(d)   Includes interest expense of 0.00%, 0.00%, 0.00%, 0.00%, 0.00%+ and 0.00%, respectively.

(e)   Annualized.

+     Amount rounds to less than 0.01%.

NOTE: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/18 (UNAUDITED)
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer Strategic Income VCT Portfolio (the "Portfolio") is one of 8 portfolios comprising Pioneer Variable Contracts Trust (the "Trust"), a Delaware statutory trust. The Portfolio is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Portfolio is to produce a high level of current income.

The Portfolio offers two classes of shares designated as Class I and Class II shares. Each class of shares represents an interest in the same schedule of investments of the Portfolio and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Portfolio gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of a class of the Portfolio is entitled to one vote. Under dollar-weighted voting, a shareowner's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class I shares.

Portfolio shares may be purchased only by insurance companies for the purpose of funding variable annuity and variable life insurance contracts, or by qualified pension and retirement plans.

On July 3, 2017, Amundi acquired Pioneer Investments, a group of asset management companies located throughout the world. Amundi, one of the world's largest asset managers, is headquartered in Paris, France. As a result of the transaction, Pioneer Investment Management, Inc., the Portfolio's investment adviser, became an indirect wholly owned subsidiary of Amundi and Amundi's wholly owned subsidiary, Amundi USA, Inc. Prior to July 3, 2017, Pioneer Investments was owned by Pioneer Global Asset Management S.p.A., a wholly owned subsidiary of UniCredit S.p.A.

In connection with the transaction, the names of the Portfolio's investment adviser and principal underwriter changed. Effective July 3, 2017, the name of Pioneer Investment Management, Inc. changed to Amundi Pioneer Asset Management, Inc. (the "Adviser") and the name of Pioneer Funds Distributor, Inc. changed to Amundi Pioneer Distributor, Inc. (the "Distributor").

In October 2016, the Securities and Exchange Commission ("SEC") released its Final Rule on Investment Company Reporting Modernization. In addition to introducing two new regulatory reporting forms (Form N-PORT and Form N-CEN), the Final Rule amends Regulation S-X, which impacts financial statement presentation, particularly related to the presentation of derivative investments. The Portfolio's financial statements were prepared in compliance with the amendments to Regulation S-X.

The Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles ("U.S. GAAP") that require the management of the Portfolio to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The Portfolio is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements:

A.   Security Valuation

     The net asset value of the Portfolio is computed once daily, on each day the New York Stock Exchange ("NYSE") is open, as of the close of regular trading on the NYSE.

     Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.

     Loan interests are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from

40
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Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

     one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent third party pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited.

     Event-linked bonds or catastrophe bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance-linked securities (including sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance industry valuation models, or other fair value methods or techniques to provide an estimated value of the instrument.

     Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

     The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Portfolio's shares are determined as of such times. The Portfolio may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

     Forward foreign currency exchange contracts are valued daily using the foreign exchange rate or, for longer term forward contract positions, the spot currency rate and the forward points on a daily basis, in each case provided by a third party pricing service. Contracts whose forward settlement date falls between two quoted days are valued by interpolation.

     Swap contracts, including interest rate swaps, caps and floors (other than centrally cleared swap contracts) are valued at the dealer quotations obtained from reputable International Swap Dealers Association members. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.

     Options contracts are generally valued at the mean between the last bid and ask prices on the principal exchange where they are traded. Over-the-counter ("OTC") options and options on swaps ("swaptions") are valued using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument.

     Futures contracts are generally valued at the closing settlement price established by the exchange on which they are traded.

     Shares of exchange-listed closed-end funds are valued by using the last sale price on the principal exchange where they are traded.

     Securities or loan interests for which independent pricing services or broker dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Portfolio's Board of Trustees. The Adviser's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

     Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Portfolio may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Portfolio's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the

                                                                              41
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Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/18 (UNAUDITED)                    (continued)
--------------------------------------------------------------------------------

     valuation of the Portfolio's securities may differ significantly from exchange prices and such differences could be material.

     At June 30, 2018, there were two securities that were valued using fair value methods (in addition to securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance pricing model) representing 0.0% of net assets. The value of these fair valued securities was $0.

B.   Investment Income and Transactions

     Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence.

     Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.

     Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.

     Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on purchase prices of debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.

     Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.   Foreign Currency Translation

     The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

     Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.

D.   Forward Foreign Currency Contracts

     The Portfolio may enter into forward foreign currency contracts ("contracts") for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation is recorded in the Portfolio's financial statements. The Portfolio records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 6).

     At June 30, 2018, the Portfolio had entered into various forward foreign currency contracts that obligated the Portfolio to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract, the Portfolio may close out such contract by entering into an offsetting contract. The average market value of forward foreign currency contracts open during the six months ended June 30, 2018, was $(404,930).

     Forward foreign currency contracts outstanding at June 30, 2018 are listed in the Schedule of Investments.

E.   Federal Income Taxes

     It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of December 31, 2017, the Portfolio did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

     In determining the daily net asset value, the Portfolio estimates the reserve for the repatriation of taxes, if any, associated with its investments in certain countries. The estimated reserve for capital gains is based on the net unrealized appreciation on certain

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Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

     portfolio securities, the holding period of such securities and the related tax rates, tax loss carryforwards (if applicable) and other such factors. As of June 30, 2018, the Portfolio had no accrual for repatriation taxes related to capital gains.

     The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

     The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended December 31, 2017 was as follows:

     ---------------------------------------------------------------------------
                                                                         2017
     ---------------------------------------------------------------------------
     Distributions paid from:
     Ordinary income                                                  $1,594,732
                                                                      ----------
      Total                                                           $1,594,732
                                                                      ==========

     The following shows the components of distributable earnings on a federal income tax basis at December 31, 2017:

     ---------------------------------------------------------------------------
                                                                          2017
     ---------------------------------------------------------------------------
     Distributable earnings:
     Undistributed ordinary income                                    $   78,091
     Undistributed long-term capital gain                                218,610
     Current year late year loss                                         (62,520)
     Net unrealized appreciation                                         672,490
                                                                      ----------
      Total                                                           $  906,671
                                                                      ==========

     The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax adjustments relating to catastrophe bonds, interest accruals on preferred stock, defaulted bonds, the mark-to-market on foreign currency contracts, credit default swaps and futures contracts.

F.   Portfolio Shares and Class Allocations

     The Portfolio records sales and repurchases of its shares as of trade date. Distribution fees for Class II shares are calculated based on the average daily net asset value attributable to Class II shares of the Portfolio (see
     Note 4). Class I shares do not pay distribution fees.

     Income, common expenses and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

     All expenses and fees paid to the Portfolio's transfer agent for its services are allocated between the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

     The Portfolio declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class I and Class II shares can reflect different transfer agent and distribution expense rates. Dividends and distributions to shareowners are recorded on the ex-dividend date.

G.   Risks

     When interest rates rise, the prices of fixed-income securities in the Portfolio will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Portfolio will generally rise. Interest rates in the U.S. recently have been historically low, so the Portfolio faces a heightened risk that interest rates may continue to rise. A general rise in interest rates may could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from the Portfolio. Investments in the Portfolio are subject to possible loss due to the financial failure of underlying issuers and their inability to meet their debt obligations. Prepayment risk is the chance that fixed-income securities will be paid off early if interest rates fall. Certain securities in which the Portfolio invests, including floating rate loans, once sold, may not settle for an extended period (for example, several weeks or even longer). The Portfolio will not receive its sale proceeds until that time, which may constrain the Portfolio's ability to meet its obligations (including obligations to redeeming shareowners). The Portfolio's prospectus contains unaudited information regarding the Portfolio's principal risks. Please refer to that document when considering the Portfolio's principal risks.

                                                                              43
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Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/18 (UNAUDITED)                    (continued)
--------------------------------------------------------------------------------

     With the increased use of technologies such as the Internet to conduct business, the Portfolio is susceptible to operational, information security and related risks. While the Portfolio's Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Portfolio cannot control the cybersecurity plans and systems put in place by service providers to the Portfolio such as Brown Brothers Harriman & Co., the Portfolio's custodian and accounting agent, and DST Asset Manager Solutions, Inc., the Portfolio's transfer agent. In addition, many beneficial owners of Portfolio shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Portfolio nor Amundi Pioneer exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at Amundi Pioneer or the Portfolio's service providers or intermediaries have the ability to cause disruptions and impact business operations potentially resulting in financial losses, interference with the Portfolio's ability to calculate its net asset value, impediments to trading, the inability of Portfolio shareowners to effect share purchases or receive distributions, loss of or unauthorized access to private shareowners information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.

H.   Insurance-Linked Securities ("ILS")

     The Portfolio invests in event-linked bonds. Event-linked bonds are floating rate debt obligations for which the return of principal and the payment of interest are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude. The trigger event's magnitude may be based on losses to a company or industry, industry indexes or readings of scientific instruments, or may be based on specified actual losses. If a trigger event occurs, as defined within the terms of an event-linked bond, the Portfolio may lose a portion or all of its accrued interest and/or principal invested in such event-linked bond. The Portfolio is entitled to receive principal and interest payments so long as no trigger event occurs of the description and magnitude specified by the instrument. In addition to the specified trigger events, event-linked bonds may expose the Portfolio to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

     The Portfolio's investments in ILS may include special purpose vehicles ("SPVs") or similar instruments structured to comprise a portion of a reinsurer's catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to specific risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties ("ILWs"). A traditional ILW takes the form of a bilateral reinsurance contract, but there are also products that take the form of derivatives, collateralized structures, or exchange-traded instruments.

     Structured reinsurance investments, including quota share instruments, collateralized reinsurance investments and ILWs, generally are subject to the same risks as event-linked bonds. In addition, where the instruments are based on the performance of underlying reinsurance contracts, the Portfolio has limited transparency into the individual underlying contracts, and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for the Adviser to fully evaluate the underlying risk profile of the Portfolio's structured reinsurance investments, and therefore the Portfolio's assets are placed at greater risk of loss than if the Adviser had more complete information. Structured reinsurance instruments generally will be considered illiquid securities by the Portfolio. These securities may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Portfolio is forced to sell an illiquid asset, the Portfolio may be forced to sell at a loss.

     Additionally, the Portfolio may gain exposure to ILS by investing in a closed end interval fund, Pioneer ILS Interval Fund, an affiliate of the Adviser. The portfolio's investment in Pioneer ILS Interval Fund at
     June 30, 2018 is listed on the Schedule of investments.

I.   Futures Contracts

     The Portfolio may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency exchange rates or

44
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Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

     to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Portfolio are traded on a futures exchange. Upon entering into a futures contract, the Portfolio is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. The amount of cash deposited with the broker as collateral at June 30, 2018 is recorded as "Futures collateral" on the Statement of Assets and Liabilities.

     Subsequent payments for futures contracts ("variation margin") are paid or received by the Portfolio, depending on the daily fluctuation in the value of the contracts, and are recorded by the Portfolio as unrealized appreciation or depreciation. Cash received from or paid to the broker related to previous margin movement is held in a segregated account at the broker and is recorded as either "Due from broker for futures" or "Due to broker for futures" on the Statement of Assets and Liabilities. When the contract is closed, the Portfolio realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. Futures contracts are subject to market risk, interest rate risk and currency exchange rate risk. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange's clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. The average market value of contracts open during the six months ended June 30, 2018, was $(9,386,555).

     Open futures contracts outstanding at June 30, 2018 are listed in the Schedule of Investments.

J.   Credit Default Swap Contracts

     A credit default swap is a contract between a buyer of protection and a seller of protection against a pre-defined credit event on an underlying reference obligation, which may be a single security or a basket or index of securities. The Portfolio may buy or sell credit default swap contracts to seek to increase the Portfolio's income, or to attempt to hedge the risk of default on portfolio securities. A credit default swap index is used to hedge risk or take a position on a basket of credit entities or indices.

     As a seller of protection, the Portfolio would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Portfolio. In return, the Portfolio would receive from the counterparty a periodic stream of payments during the term of the contract, provided that no event of default occurred. The maximum exposure of loss to the seller would be the notional value of the credit default swaps outstanding. If no default occurs, the Portfolio would keep the stream of payments and would have no payment obligation. The Portfolio may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Portfolio would function as the counterparty referenced above.

     As a buyer of protection, the Portfolio makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront payment made by the Portfolio, as the protection buyer, is recorded within the "Swap contracts, at value" line item on the Statement of Assets and Liabilities. Periodic payments received or paid by the Portfolio are recorded as realized gains or losses on the Statement of Operations.

     Credit default swap contracts are marked-to-market daily using valuations supplied by independent sources and the change in value, if any, is recorded within the "Swap contracts, at value" line item on the Statement of Assets and Liabilities. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses on the Statement of Operations.

     Credit default swap contracts involving the sale of protection may involve greater risks than if the Portfolio had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a protection buyer and no credit event occurs, it will lose its investment. If the Portfolio is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Portfolio, together with the periodic payments received, may be less than the amount the Portfolio pays to the protection buyer, resulting in a loss to the Portfolio.

     Certain swap contracts that are cleared through a central clearinghouse are referred to as centrally cleared swaps. All payments made or received by the Portfolio are pursuant to a centrally cleared swap contract with the central clearing party rather than the original counterparty. Upon entering into a centrally cleared swap contract, the Portfolio is required to make an initial margin deposit, either in cash or in securities. The daily change in value on open centrally cleared

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Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/18 (UNAUDITED)                    (continued)
--------------------------------------------------------------------------------

     contracts is recorded as "Variation margin for centrally cleared swaps" on the Statement of Assets and Liabilities. Cash received from or paid to the broker related to previous margin movement is held in a segregated account at the broker and is recorded as either "Due from broker for swaps" or "Due to broker for swaps" on the Statement of Assets and Liabilities.

     The amount of cash deposited with a broker as collateral at June 30, 2018 is recorded as "Swaps collateral" on the Statement of Assets and Liabilities.

     Open credit default swap contracts at June 30, 2018 are listed in the Schedule of Investments. The average market value of credit default swap contracts open during the six months ended June 30, 2018 was $(90,548).

K.   Option Writing

     The Portfolio may write put and covered call options to seek to increase total return. When an option is written, the Portfolio receives a premium and becomes obligated to purchase or sell the underlying security at a fixed price, upon the exercise of the option. When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is recorded as "Written options outstanding" on the Statement of Assets and Liabilities and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Portfolio on the expiration date as realized gains from investments on the Statement of Operations. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain on the Statement of Operations, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss on the Statement of Operations. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Portfolio has realized a gain or loss. The Portfolio as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option. The average market value of written options for the six months ended June 30, 2018 was $(3,476). Open written options contracts at June 30, 2018 are listed in the Portfolio's Schedule of Investments.

L.   Purchased Options

     The Portfolio may purchase put and call options to seek to increase total return. Purchased call and put options entitle the Portfolio to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specific date or within a specific period of time. Upon the purchase of a call or put option, the premium paid by the Portfolio is included on the Statement of Assets and Liabilities as an investment. All premiums are marked-to-market daily, and any unrealized appreciation or depreciation is recorded on the Portfolio's Statement of Operations. As the purchaser of an index option, the Portfolio has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the index over the strike price of the option (in the case of a call) as of the valuation date of the option. Premiums paid for purchased call and put options which have expired are treated as realized losses on investments on the Statement of Operations. Upon the exercise or closing of a purchased put option, the premium is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments. Upon the exercise or closing of a purchased call option, the premium is added to the cost of the security or financial instrument. The risk associated with purchasing options is limited to the premium originally paid. The average market value of purchased options contracts open during the six months ended June 30, 2018 was $5,124. Open purchased options at June 30, 2018 are listed in the Portfolio's Schedule of Investments.

2. Management Agreement

The Adviser manages the Portfolio. Management fees are calculated daily at the annual rate of 0.65% of the Portfolio's average daily net assets. For the six months ended June 30, 2018, the effective management fee (excluding waivers and/or assumption of expenses and acquired fund fees and expenses) was equivalent to 0.62% (annualized) of the Portfolio's average daily net assets.

The Adviser has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all portfolio expenses other than extraordinary expenses, such as litigation, taxes, brokerage commissions and acquired fund expenses) of the Portfolio to the extent required to reduce Portfolio expenses to 0.75% and 1.00%, of the average daily net assets attributable to Class I and Class II shares, respectively. Fees waived and expenses reimbursed during the six months ended June 30, 2018, are reflected on the Statement of Operations. These expense limitations are in effect through May 1, 2019. There can be no assurance that the Adviser will extend the expense limitation agreement for a class of shares beyond the date referred to above.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $25,135 in management fees, administrative costs and certain other reimbursements payable to the Adviser at June 30, 2018.

3. Transfer Agent

DST Asset Manager Solutions, Inc. serves as the transfer agent to the Portfolio at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Portfolio's omnibus relationship contracts.

4. Distribution Plan

The Portfolio has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to Class II shares. Pursuant to the Plan, the Portfolio pays the Distributor 0.25% of the average daily net assets attributable to Class II shares to compensate the Distributor for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by the Distributor in connection with the Portfolio's Class II shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $930 in distribution fees payable to the Distributor at June 30, 2018.

5. Assets and Liabilities Offsetting

The Portfolio has entered into an International Swaps and Derivatives Association, Inc. Master Agreement ("ISDA Master Agreement") or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs the trading of certain Over the Counter ("OTC") derivatives and typically contains, among other things, close-out and set-off provisions which apply upon the occurrence of an event of default and/or a termination event as defined under the relevant ISDA Master Agreement. The ISDA Master Agreement may also give a party the right to terminate all transactions traded under such agreement if, among other things, there is deterioration in the credit quality of the other party.

Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions under such agreement and to net amounts owed under each transaction to determine one net amount payable by one party to the other. The right to close out and net payments across all transactions under the ISDA Master Agreement could result in a reduction of the Portfolio's credit risk to its counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, the Portfolio's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which each specific ISDA of each counterparty is subject.

The collateral requirements for derivatives transactions under an ISDA Master Agreement are governed by a credit support annex to the ISDA Master Agreement. Collateral requirements are generally determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to threshold (a "minimum transfer amount") before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Portfolio and/or counterparty is held in segregated accounts by the Portfolio's custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. Cash that has been segregated to cover the Portfolio's collateral obligations, if any, will be reported separately on the Statement of Assets and Liabilities as "Swaps collateral" and/or "Futures collateral". Securities pledged by the Portfolio as collateral, if any, are identified as such in the Schedule of Investments.

Financial instruments subject to an enforceable master netting agreement such as an ISDA Master Agreement have been offset on the Statement of Assets and Liabilities. The following charts show gross assets and liabilities of the Portfolio as of June 30, 2018.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/18 (UNAUDITED)                    (continued)
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                                  Derivative Assets       Derivatives        Non-Cash              Cash            Net Amount
                                  Subject to Master        Available        Collateral          Collateral        of Derivative
Counterparty                      Netting Agreement        for Offset       Received (a)        Received (a)        Assets (b)
-------------------------------------------------------------------------------------------------------------------------------
Brown Brothers Harriman & Co.          $  295              $      -            $  -                $  -              $  295
Citibank NA                             1,382                (1,161)              -                   -                 221
Goldman Sachs International               271                  (271)              -                   -                   -
JPMorgan Chase Bank NA                  1,816                  (582)              -                   -               1,234
Morgan Stanley                          3,437                     -               -                   -               3,437
Societe Generale                            -                     -               -                   -                   -
State Street Bank & Trust Co.               -                     -               -                   -                   -
-------------------------------------------------------------------------------------------------------------------------------
    Total                              $7,201              $ (2,014)           $  -                $  -              $5,187
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                              Derivative Liabilities      Derivatives          Non-Cash             Cash          Net Amount
                                Subject to Master          Available          Collateral         Collateral     of Derivative
Counterparty                    Netting Agreement         for Offset          Pledged (a)        Pledged (a)     Liabilities (c)
-------------------------------------------------------------------------------------------------------------------------------
Brown Brothers Harriman & Co.     $         -              $      -            $  -                $  -            $      -
Citibank NA                             1,161                (1,161)              -                   -                   -
Goldman Sachs International            15,750                  (271)              -                   -              15,479
JPMorgan Chase Bank NA                    582                  (582)              -                   -                   -
Morgan Stanley                             -                      -               -                   -                   -
Societe Generale                          918                     -               -                   -                 918
State Street Bank & Trust Co.           8,856                     -               -                   -               8,856
-------------------------------------------------------------------------------------------------------------------------------
    Total                         $    27,267               $(2,014)           $  -                $  -             $25,253
-------------------------------------------------------------------------------------------------------------------------------

(a) The amount presented here may be less than the total amount of collateral received/pledged as the net amount of derivative assets and liabilities cannot be less than $0.

(b) Represents the net amount due from the counterparty in the event of default.

(c) Represents the net amount payable to the counterparty in the event of default.

6. Additional Disclosures about Derivative Instruments and Hedging Activities

The Portfolio's use of derivatives may enhance or mitigate the Portfolio's exposure to the following risks:

Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange rate risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at June 30, 2018 was as follows:

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

------------------------------------------------------------------------------------------------------------------
                                                                            Foreign
Statement of Assets                      Interest Rate       Credit      Exchange Rate      Equity       Commodity
and Liabilities                              Risk             Risk           Risk            Risk          Risk
------------------------------------------------------------------------------------------------------------------
Liabilities
   Net unrealized depreciation on
     forward foreign currency contracts     $     -          $     -        $ 25,090          $  -          $  -
   Net unrealized depreciation on
     futures contracts                       39,501                -               -             -             -
   Swap contracts, at value                       -           77,293               -             -             -
   Written options outstanding                    -                -          10,363             -             -
------------------------------------------------------------------------------------------------------------------
  Total Value                               $39,501          $77,293         $35,453          $  -          $  -
------------------------------------------------------------------------------------------------------------------

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at June 30, 2018 was as follows:

------------------------------------------------------------------------------------------------------------------
                                                                            Foreign
                                         Interest Rate       Credit      Exchange Rate      Equity       Commodity
Statement of Operations                      Risk             Risk           Risk            Risk          Risk
------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on:
  Forward foreign currency contracts        $     -         $      -     $ (117,431)          $  -          $  -
  Futures contracts                          97,741                -               -             -             -
  Swap contracts                                  -          (32,178)              -             -             -
  Written options                                 -                -          (3,147)            -             -
------------------------------------------------------------------------------------------------------------------
  Total Value                               $97,741         $(32,178)    $  (120,578)         $  -          $  -
------------------------------------------------------------------------------------------------------------------
Change in net unrealized appreciation
  (depreciation) on:
  Forward foreign currency contracts       $      -         $      -     $    15,641          $  -          $  -
  Futures contracts                         (76,125)               -               -             -             -
  Swap contracts                                  -           26,726               -             -             -
  Written options                                 -                -           3,255             -             -
------------------------------------------------------------------------------------------------------------------
  Total Value                              $(76,125)        $ 26,726     $    18,896          $  -          $  -
------------------------------------------------------------------------------------------------------------------

7. Unfunded Loan Commitments

The Portfolio may enter into unfunded loan commitments. Unfunded loan commitments may be partially or wholly unfunded. During the contractual period, the Portfolio is obliged to provide funding to the borrower upon demand. A fee is earned by the Portfolio on the unfunded commitment and is recorded as interest income on the Statement of Operations.

As of June 30, 2018, the Portfolio had the following unfunded loan commitments outstanding:

------------------------------------------------------------------------------------------------------------------
                                                                                                     Unrealized
Loan                                         Principal            Cost                Value         Appreciation
------------------------------------------------------------------------------------------------------------------
Gentiva Health Services, Inc.                 $28,614            $28,328             $28,686             $358
Nationstar Mortgage Holdings Inc.,
  Tranche A                                    20,000             20,000              20,000                -
Nationstar Mortgage Holdings Inc.,
  Tranche B                                    20,000             20,000              20,000                -
Nationstar Mortgage Holdings Inc.,
  Tranche C                                    15,000             15,000              15,000                -
------------------------------------------------------------------------------------------------------------------
  Total Value                                 $83,614            $83,328             $83,686             $358
------------------------------------------------------------------------------------------------------------------

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

Change in Independent Registered Public Accounting Firm

Prior to July 3, 2017 Pioneer Investment Management, Inc. (the "Adviser"), the Portfolio's investment adviser, was an indirect, wholly owned subsidiary of UniCredit S.p.A. ("UniCredit"). On that date, UniCredit completed the sale of its Pioneer Investments business, which includes the Adviser, to Amundi (the "Transaction"). As a result of the Transaction, the Adviser became an indirect, wholly owned subsidiary of Amundi. Amundi is controlled by Credit Agricole S.A. Amundi is headquartered in Paris, France, and, as of September 30, 2016, had more than $1.1 trillion in assets under management worldwide.

Deloitte & Touche LLP ("D&T"), the Portfolio's previous independent registered public accounting firm, informed the Audit Committee and the Board that it would no longer be independent with respect to the Portfolio upon the completion of the Transaction as a result of certain services being provided to Amundi and Credit Agricole, and, accordingly, that it intended to resign as the Portfolio's independent registered public accounting firm upon the completion of the Transaction. D&T's resignation was effective on July 3, 2017, when the Transaction was completed.

During the periods as to which D&T has served as the Portfolio's independent registered public accounting firm, including the Portfolio's two most recent fiscal years, D&T's reports on the Portfolio's financial statements have not contained an adverse opinion or disclaimer of opinion and have not been qualified or modified as to uncertainty, audit scope or accounting principles. Further, there have been no disagreements with D&T on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of D&T, would have caused D&T to make reference to the subject matter of the disagreement in connection with its report on the financial statements. In addition, there have been no reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

Effective immediately following the completion of the Transaction on July 3, 2017, the Board, acting upon the recommendation of the Audit Committee, engaged a new independent registered public accounting firm, Ernst & Young LLP ("EY"), for the Portfolio's fiscal year ended December 31, 2017.

Prior to its engagement, EY had advised the Portfolio's Audit Committee that EY had identified the following matters, in each case relating to services rendered by other member firms of Ernst & Young Global Limited, all of which are located outside the United States, to UniCredit and certain of its subsidiaries during the period commencing July 1, 2016, that it determined to be inconsistent with the auditor independence rules set forth by the Securities and Exchange Commission ("SEC"): (a) project management support services to UniCredit in the Czech Republic, Germany, Italy, Serbia and Slovenia in relation to twenty-two projects, that were determined to be inconsistent with Rule 2-01(c)(4)(vi) of Regulation S-X (management functions); (b) two engagements for UniCredit in Italy where fees were contingent/success based and that were determined to be inconsistent with Rule 2-01(c)(5) of Regulation S-X (contingent fees); (c) four engagements where legal and expert services were provided to UniCredit in the Czech Republic and Germany, and twenty engagements where the legal advisory services were provided to UniCredit in Austria, Czech Republic, Italy and Poland, that were determined to be inconsistent with Rule 2-01(c)(4)(ix) and (x) of Regulation S-X (legal and expert services); and (d) two engagements for UniCredit in Italy involving assistance in the sale of certain assets, that were determined to be inconsistent with Rule 2-01(c)(4)(viii) of Regulation S-X (broker-dealer, investment adviser or investment banking services). None of the foregoing services involved the Portfolio, any of the other funds in the Pioneer Family of Funds or any other Pioneer entity sold by UniCredit in the Transaction.

EY advised the Audit Committee that it had considered the matters described above and had concluded that such matters would not impair EY's ability to exercise objective and impartial judgment in connection with the audits of the financial statements of the Portfolio under the SEC and Public Company Accounting Oversight Board independence rules, and that a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion. Management and the Audit Committee considered these matters and discussed the matters with EY and, based upon EY's description of the matters and statements made by EY, Management and the Audit Committee believe that EY will be capable of exercising objective and impartial judgment in connection with the audits of the financial statements of the Portfolio, and Management further believes that a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion.

                          This page is for your notes.

                          This page is for your notes.

[LOGO]   Amundi Pioneer
         ==============
       ASSET MANAGEMENT

Pioneer Variable Contracts Trust

Officers                                               Trustees
Lisa M. Jones, President and
Chief Executive Officer                                Thomas J. Perna, Chairman
Mark E. Bradley, Treasurer and                         David R. Bock
Chief Financial Officer                                Benjamin M. Friedman
Christopher J. Kelley, Secretary and                   Margaret B.W. Graham
Chief Legal Officer                                    Lisa M. Jones
                                                       Lorraine H. Monchak
                                                       Marguerite A. Piret
                                                       Fred J. Ricciardi
                                                       Kenneth J. Taubes

Investment Adviser and Administrator
Amundi Pioneer Asset Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Amundi Pioneer Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
DST Asset Manager Solutions, Inc.

[LOGO]   Amundi Pioneer
         ==============
       ASSET MANAGEMENT

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundipioneer.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.


                                                                   19636-12-0818

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant's principal executive officer,principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

N/A

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A


(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Amudi Pioneer Asset Management, Inc, the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

N/A


(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

N/A

(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Also state each Portfolio Manager's business experience during the past 5 years.


Not applicable to open-end management investment companies.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b)
under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) If the registrant is a closed-end management investment company, provide the following dollar amounts of income and compensation related to the securities lending activities of the registrant during its most recent fiscal year:

N/A

(1) Gross income from securities lending activities;

N/A

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (revenue split); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees;

N/A

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); and

N/A

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)).

If a fee for a service is included in the revenue split, state that the fee is included in the revenue split.

N/A

(b) If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrants most recent fiscal year.

N/A


ITEM 13. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Variable Contracts Trust


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date August 29, 2018


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date August 29, 2018


By (Signature and Title)* /s/ Mark E. Bradley
Mark E. Bradley, Treasurer & Chief Accounting & Financial Officer

Date August 29, 2018

* Print the name and title of each signing officer under his or her signature.